As filed with the Securities and Exchange Commission on April 29, 2011

Registration No. 333 -151535

File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒

Pre Effective Amendment No.	☐
Post Effective Amendment No. 3	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒

Amendment No. 41	☒

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One National Life Drive

Montpelier, Vermont  05604

(802) 229-3113

Lisa F. Muller

Counsel

National Variable Life Insurance Account

One National Life Drive

Montpelier, Vermont  05604

 (name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan

1275 Pennsylvania Avenue, NW

Washington, DC  20004-2404

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2011 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Units of Interests in a variable account under individual flexible premium variable universal life policies

Investor Select

Variable Universal Life Insurance

P R O S P E C T U S

Dated May 1, 2011

National Life Insurance Company	Home Office: One National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the Investor Select policy, an individual variable universal life insurance policy (“Policy”) offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”).   This Policy combines insurance and investment features.  The Policy’s primary purpose is to provide insurance protection on the life of the insured person.  You can make premium payments at various times and in various amounts.  You can also allocate premiums among a number of portfolios with different investment objectives, and you can increase or decrease the Death Benefit payable under your Policy.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two.  The General Account pays interest at a guaranteed rate of at least 3%. The Separate Account is divided into several subaccounts.  Each subaccount buys shares of a specific portfolio.  The available portfolios are:

Sentinel Variable Products Trust Balanced Bond Common Stock Mid Cap Small Company	The Alger Portfolios Large Cap Growth Capital Appreciation Small Cap Growth	AllianceBernstein Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value
American Century Variable Portfolios, Inc. VP Value VP Vista VP International VP Inflation Protection	DWS Investments VIT Funds Small Cap Index VIP DWS Variable Series II Dreman Small Mid Cap Value VIP	Fidelity®Variable Insurance Products Fund Equity-Income Growth High Income Overseas Contrafund® Index 500 Value Strategies Mid Cap Investment Grade Bond Money Market

Franklin Templeton Variable Insurance Products Trust

Mutual Global Discovery Securities

Mutual Shares Securities

Franklin Small Cap Value Securities

Franklin Small-Mid Cap Growth Securities

Templeton Foreign Securities

Franklin U.S. Government

	Neuberger Berman Advisers Mgmt. Trust Partners Mid-Cap Growth Short Duration Bond Socially Responsive	Oppenheimer Variable Account Funds Balanced/VA Main Street Small- & Mid- Cap/VA Global Strategic Income /VA
T. Rowe Price Equity Series, Inc. Blue Chip Growth Equity Income Health Sciences Personal Strategy Balanced	Van Eck VIP Trust Global Bond Emerging Markets Global Hard Assets

The value of your Policy will depend upon the investment results of the portfolios you select.  The Policy’s value and Death Benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges.  You bear the entire investment risk for all amounts allocated to the Separate Account.  There is no guaranteed minimum value for any of the portfolios.  We do not guarantee any minimum Policy value.  You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully.  You should keep all prospectuses for later reference.

An investment in the Policy is not a bank deposit.  Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy.  It also may not be advantageous for you to finance the purchase of this Policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

i

Tax Status of the Policy	53
Tax Treatment of Policy Benefits	54
Possible Tax Law Changes	57
Possible Charges for National Life’s Taxes	57
LEGAL MATTERS	57
DISTRIBUTION OF THE POLICIES	57
OTHER POLICY PROVISIONS	58
HOUSEHOLDING AND DELIVERY OF DOCUMENTS	59
FINANCIAL STATEMENTS	59
GLOSSARY	60
APPENDIX A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values	A-1
APPENDIX B: First Year Surrender Charge	B-1
APPENDIX C: First Year Surrender Charge New York	C-1
APPENDIX D: First Year Surrender Charge Pennsylvania	D-1
APPENDIX E: Monthly Expense Charge Per $1,000 of Initial Face Amount	E-1
APPENDIX F: Overloan Protection Rider	F-1
Statement of Additional Information Table of Contents	1

The Policy may not be available in all states and its terms may vary by state.  This prospectus does not offer the Policy in any state in which we may not legally offer the Policy.  You should rely only on the information contained in this prospectus.  We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance Policy is to provide insurance protection.  We do not claim that the Policy is in any way similar or comparable to an investment in a mutual fund.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy.  You should read the entire prospectus before purchasing the Policy.  Important details regarding the Policy are contained in other sections of this prospectus.  Please consult your agent and refer to your Policy for details.  For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection.  The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured.  Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary when we receive due proof of the death of the Insured.  We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider.  We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B.  We offer two Death Benefit options, which we call Option A and Option B.  You may choose which option to apply to your Policy.

If you choose Option A, the Death Benefit will be based on the greater of:

•          Face Amount; or

•          the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Option B, the Death Benefit will be based on the greater of:

•          the Face Amount plus the Accumulated Value; or

•          the Accumulated Value multiplied by the same factor that applies to Option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy.  See “Death Benefit.”

•                  You can elect to include an optional accelerated death benefit rider in your Policy, which permits you to receive a discounted payment of the Policy’s Death Benefit before the death of the Insured under circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  There is no additional cost for the accelerated death benefit rider.

•                  You can also elect to include accelerated care and chronic care protection riders in your Policy.  The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider.  There is an additional cost for the accelerated care rider and the chronic care protection rider.

•                  You may add additional insurance and other benefits to your Policy by rider.  Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•                  You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances.  These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy.  They may also help you to compare this Policy to other life insurance policies.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•                  In order to meet the definition of life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), section 7702 of the Code defines two alternative testing procedures.  These are the guideline premium test (“GPT”) and the cash value accumulation test (“CVAT”). We will apply the GPT test to the Policy unless your Policy will be classified under federal tax law as a modified endowment contract (“Modified Endowment Contract”) at issue and you elect to have the CVAT applied.

Cash Benefits.  After a year, you may borrow against your Policy.  The maximum amount of all loans is the Cash Surrender Value less three times the  Monthly Deduction for the most recent Monthly Policy Date unless state law requirements differ.  When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral.  We charge interest on the loan, and we credit interest on Collateral.  Loans may have adverse tax consequences.  When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

After a year, you may request a Withdrawal of Cash Surrender Value.  However:

•                  You must withdraw at least $500.

•                  You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the Monthly Deduction for the most recent Monthly Policy Date.

•                  You can only withdraw Accumulated Value from the General Account after you have withdrawn all Accumulated Value from the Separate Account.

•                  We may deduct a Withdrawal charge from each Withdrawal.  Withdrawals may have tax consequences.

•                  If Option A is in effect at the time of the Withdrawal, then the Face Amount will be reduced by the amount of the Withdrawal.  The Withdrawal will not be permitted if it would reduce the Face Amount below the Minimum Face Amount.

•                  A Withdrawal will not be permitted if it would cause the Policy to no longer qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any.  The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits.  Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy.  Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary.  As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options.  You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account.  The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 3% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix.  You may make transfers among the Separate Account and the General Account.  Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge.  You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $5,000.  We allow only one such transfer out of the General Account in any Policy Year.

We offer Owners the opportunity to participate in “Illuminations.”  Under this investment advisory program, National Life has arranged for FundQuest, Inc. (“FundQuest”), a registered investment adviser firm that is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Accumulated Value of your Policy among the available options that is suited to your investment objective, financial situation and risk tolerance.  To participate in Illuminations, you must enter into a limited power of attorney with FundQuest under which you will authorize FundQuest to direct National Life to implement changes to your portfolio allocation model as determined by FundQuest, without obtaining your specific approval of the changes.  The Illuminations investment advisory program is available without charge to Owners.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk.  We cannot give any assurance that any portfolio will achieve its investment objectives.  You bear the entire investment risk on the value of your Policy you allocate to the Separate Account.  In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value.  During times of poor performance, these deductions will have an even greater impact on your Accumulated Value.  You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse.  Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners.  Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios.  To protect Owners and portfolios from such effects, we have developed market timing procedures.  See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 3%.

Risk of Lapse.  If on any Monthly Policy Date the Cash Surrender Value is insufficient to cover the Monthly Deductions and any other charges under the Policy, the Policy will enter a 61-day Grace Period.  This could happen for a number of reasons, including:  (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.

The Policy will enter a 61- day Grace Period, unless:

1.               the Policy is within the Policy Protection Period (the first five Policy Years); and

2.               the Accumulated Value less any debt is greater than the Monthly Deduction due; and

3.               the cumulative premiums paid since the Policy’s Date of Issue, less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Date of Issue.

Another situation in which your Policy will not lapse is if you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks.  We anticipate that a Policy issued on the basis of a standard Rate Class should generally be deemed a life insurance contract under federal tax law.  However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to Policies issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.  In addition, if you elect the accelerated death benefit rider, the accelerated care rider or the chronic care protection rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear.  Please consult with a tax adviser about these consequences.

Depending on the total amount of premiums you pay, the Policy may be classified as a Modified Endowment Contract under federal tax laws.  If a Policy is classified as a Modified Endowment Contract, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy.  In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½.  If a Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans may generally not be treated as distributions, although this is not clear.  Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax.  See “Modified Endowment Contract” on page 54 for additional information.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain.  In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy.  Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below.  You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks.  The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued.  An additional Surrender Charge will apply for 10 years from the date of any increase in the Face Amount.  It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years.  You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future.  We designed the Policy to meet long-term financial goals.  The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Option A is in effect.  A surrender or Withdrawal may have tax consequences.

Loan Risks.  A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate that may be credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness.  Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences.  In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks.  A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio.  Please refer to the portfolios’ prospectuses for more information.  There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.  These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, pay Policy premiums or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Percent of Premium Expense Charge	Upon receipt of each premium payment	6% of each premium payment	6% of each premium payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount
Surrender Charge Maximum and Minimum Charge(1)		$54.38 to $1.35 per $1,000 of initial or increased Face Amount	$54.38 to $1.35 per $1,000 of initial or increased Face Amount
Surrender Charge for a — 45 year old male nonsmoker, first Policy Year		$30.02 per $1,000 of Face Amount	$30.02 per $1,000 of Face Amount
Withdrawal Fees	Upon making a Withdrawal	$25	None
Transfer Fees(2)	Upon transfer	$25	None
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	2% of amount held as Collateral	0% of amount held as Collateral
Projection Report Charge(3)	When report requested	$25	None

(1) The maximum charge of $54.38 is based on Insured with the following characteristics:  female smoker age 61 in Policy Year 1. The minimum charge $1.35 is for a female nonsmoker issue age 0 Policy Year 10.  In New York the maximum is $44.49 for a female nonsmoker age 64.   The New York minimum

charge becomes 0 before year ten for a number of ages, mostly older ages, and smokers.  In Pennsylvania the maximum is $53.53 for a female smoker age 63 and the minimum is $1.12 for a female nonsmoker issue age 0 Policy Year 10.

(2) We reserve the right to pass through any charges assessed by a portfolio manager with respect to transfer frequency.

(3) This charge is not currently deducted.  Please see your Policy for additional information.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses (17)

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121
Maximum and Minimum Charge(2)		$90.91 to $0.02 per $1,000 of Net Amount at Risk	$28.30 to $0.01 per $1,000 of Net Amount at Risk

Charge for a 45 year old male nonsmoker in the standard underwriting class, Policy Year 1		$0.19 per $1,000 of Net Amount at Risk	$0.03 per $1,000 of Net Amount at Risk
Monthly Policy Fee:	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50	$7.50
Monthly Account Value Charge:	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	none
Monthly Expense Charge:(3)	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in Face Amount
Maximum and Minimum Charge		$2.81 to $0.08 per $1,000 of Face Amount	$2.81 to $0.08 per $1,000 of Face Amount

Charge for a 45 year old male nonsmoker in the standard underwriting class, Face Amount between $250,000 and $999,999		$0.30 per $1,000 of Face Amount	$0.30 per $1,000 of Face Amount

The charges listed below pertain to optional riders and are in addition to the charges described in the previous table.

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Waiver of Monthly Deductions Rider:(4),(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 65
Maximum and Minimum Charge		$0.27 to $0.05 multiplied by the Monthly Deduction(16)	$0.27 to $0.05 multiplied by the Monthly Deduction (16)

Charge for a 45 year old male, Policy Year 1		$0.08 multiplied by the Monthly Deduction(16)	$0.08 multiplied by the Monthly Deduction (16)
Accidental Death Benefit Rider:(4),(6)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 70
Maximum and Minimum Charge		$0.18 to $0.02 per $1,000 of Accidental Death Benefit	$0.18 to $0.02 per $1,000 of Accidental Death Benefit

Charge for a 45 year old male, Policy Year 1		$0.09 per $1,000 of Accidental Death Benefit	$0.09 per $1,000 of Accidental Death Benefit
Guaranteed Insurability Option Rider:(7),(8)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 40
Maximum and Minimum Charge		$0.16 to $0.02 times the option amount	$0.16 to $0.02 times the option amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 times the option amount	$0.15 times the option amount
Accelerated Care Rider:(7),(9)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Maximum and Minimum Charge		$4.32 to $0.03 per $1,000 of Net Amount at Risk, plus from $0.92 to $0.0007 per dollar of Monthly Deduction	$1.98 to $0.01 per $1,000 of Net Amount at Risk, plus from $0.63 to $0.0003 per dollar of Monthly Deduction

Charge for a 45 year old male, accelerated care rider with a 1% benefit limit with the inflation protection option, Policy Year 1		$0.14 per $1,000 of Net Amount at Risk, plus $0.004 per dollar of Monthly Deduction (16)	$0.06 per $1,000 of Net Amount at Risk per month, plus $0.002 per dollar of Monthly Deduction(16)
Chronic Care Protection Rider:(7),(10)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121
Maximum and Minimum Charge		$4.34 to $0.01 per $1,000 of rider Face Amount	$4.34 to $0.01 per $1,000 of rider Face Amount

Charge for a 45 year old male, chronic care protection rider with a 1% benefit limit with the inflation protection option and without the nonforfeiture benefit option		$0.18 per $1,000 of rider Face Amount	$0.18 per $1,000 of rider Face Amount
Balance Sheet Benefit Rider:(11),(12)	On the Date of Issue of the Policy and on each Monthly Policy Date during the first ten Policy Years and during the first ten Policy Years following an increase in Face Amount
Maximum and Minimum Charge		$0.12 to $0.02 per $1,000 of Face Amount	$0.12 to $0.02 per $1,000 of Face Amount

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999		$0.08 per $1,000 of Face Amount	$0.08 per $1,000 of Face Amount
Children’s Term Rider:	On the Date of Issue of the Policy and on each Monthly Policy Date until the Policy Anniversary following the last covered dependent child’s 23rd birthday
Charge		$0.46 per $1,000 of rider Face Amount	$0.46 per $1,000 of rider Face Amount

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Other Insured Rider(11),(13):	On the Date of Issue of the Policy and on each Monthly Policy Date until the youngest covered other Insured reaches Attained Age 100
Maximum and Minimum Charge		$38.71 to $0.01 per $1,000 of rider Face Amount	$38.71 to $0.01 per $1,000 of rider Face Amount

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.25 per $1,000 of rider Face Amount	$0.03 per $1,000 of rider Face Amount
Waiver of Specified Premium Rider:(14)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 65
Maximum and Minimum Charge		$0.07 to $0.03 per dollar of waiver benefit	$0.07 to $0.03 per dollar of waiver benefit

Charge for a 45 year old male		$0.04 per dollar of waiver benefit	$0.04 per dollar of waiver benefit
Overloan Protection Rider:(11),(15)	At the time of exercise
Maximum and Minimum Charge Charge for a male, nonsmoker who exercises this rider at attained age 75		4.20% to 0.87% of Accumulated Value	4.20% to 0.87% of Accumulated Value

3.31% of Accumulated Value

(1) Cost of insurance charges vary based on the Insured’s Issue Age, sex, Rate Class, and the Policy’s Net Amount at Risk and Duration.  The Net Amount at Risk is the amount by which the Unadjusted Death Benefit divided by 1.00246627 exceeds the Accumulated Value.  The cost of insurance charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed cost of insurance charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(2) The current minimum charge is based on an Insured with the following characteristics: Issue Age 25, female, elite preferred nonsmoker, Policy Year 1; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, nonsmoker, the Policy Years in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Age 120 is reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Age 120 is reached.

(3) The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Face Amount of the Policy at Issue.  The Monthly Expense Charge is computed as the product of the original Face Amount of the Policy and the appropriate Monthly Expense Charge rate.  A separate Monthly Expense Charge will apply to each increase in Face Amount.  The current minimum charge and guaranteed minimum charge is based on an Insured with the following characteristics: Issue Age 0, female, nonsmoker; the current maximum charge and guaranteed maximum charge is based on an Insured with the following characteristics: Issue Age 85, male, smoker.  The Monthly Expense Charge shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed Monthly Expense Charge applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(4)  The waiver of monthly deduction rider and the accidental death benefit rider vary based on Attained age and sex.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(5) The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Attained Age of 59; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Attained Age of 63.

(6)  The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Attained Age of 69; the current minimum charge and the guaranteed minimum charge are based on a female Insured with an Attained Age of 11.

(7)  The guaranteed insurability option rider, the accelerated care rider, and the chronic care protection rider vary based on Issue Age and sex.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(8) The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Issue Age of 39; the current minimum charge and the guaranteed minimum charge are based on a female Insured with an Issue Age of 0.   National Life and/or your agent will provide more detailed information concerning your charges at your request.

(9)  The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Issue Age of 85; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age equal to or less than 30. The current maximum charge and the guaranteed maximum charge for the accelerated care rider waiver of premium are based on a female Insured with an Attained Age of 98; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Attained Age equal to or less than 35.

(10)  The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Issue Age of 84; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age less than or equal to 31.

(11)  The balance sheet benefit rider, the other insured rider, and the overloan protection rider vary based on the Insured’s Issue Age, sex, and nonsmoker versus smoker rate classification.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(12) The current maximum charge and the guaranteed maximum charge are based on a male Insured, Smoker, with an Issue Age greater than or equal to 58; the current minimum charge and the guaranteed minimum charge are based on a female Insured, Nonsmoker, with an Issue Age of 0.

(13)  The current maximum charge and the guaranteed maximum charge are based on a male Insured, Standard Smoker, with an Attained Age of 99; the current minimum charge and the guaranteed minimum charge are based on a female Insured, Nonsmoker, with an Issue Age between 20 and 40 in the first Policy Year.

(14) The waiver of specified premium rider varies by the Insured’s Issue Age and sex.  The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Issue Age greater than or equal to 59; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age less than or equal to 34.  The charges shown in the table may not be typical of what you will pay.  Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy.  National Life and/or your agent will provide more detailed information concerning your charges at your request.

(15)  The maximum exercise charge is for a male smoker Attained Age 90, and the minimum exercise charge is for a female nonsmoker Attained Age 94.

(16) The Monthly Deduction is the amount deducted from the Accumulated Value on each Monthly Policy Date.  It includes the Monthly Policy Fee, the cost of insurance charge, the Monthly Expense Charge, the Monthly Account Value Charge, and the monthly cost of any benefits provided by Riders.

(17)  In addition to the charges listed above you may also pay a subaccount tax charge for taxes and amounts set aside as a reserve for taxes in determining the value of a unit value for each of the subaccounts in the event such a tax is levied by a governmental authority on that subaccount in the future.  This charge is currently not deducted but if a charge is levied by a governmental authority the charge may be passed on to the Owner.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2010.  The expense of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.41%

The annual expenses as of December 31, 2010 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee		12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses(3)		Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses(3)
Sentinel VPT
Balanced Fund	0.55%		0.00%	0.30%	0.00%	0.85%		0.00%	0.85%
Bond Fund	0.40%		0.00%	0.23%	0.00%	0.63%		0.00%	0.63%
Common Stock Fund	0.50%		0.00%	0.20%	0.00%	0.70%		0.00%	0.70%
Mid Cap Growth Fund	0.50%		0.00%	0.31%	0.00%	0.81%		0.00%	0.81%
Small Company Fund	0.50%		0.00%	0.25%	0.00%	0.75%		0.00%	0.75%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%		0.00%	0.17%	0.00%	0.98%		0.00%	0.98%
Large Cap Growth Portfolio - Class O Shares	0.71%		0.00%	0.14%	0.00%	0.85%		0.00%	0.85%
Small Cap Growth Portfolio - Class O Shares	0.81%		0.00%	0.14%	0.00%	0.95%		0.00%	0.95%
AllianceBernstein VPS
International Growth Portfolio - Class A Shares	0.75%		0.00%	0.18%	0.00%	0.93%		0.00%	0.93%
International Value Portfolio - Class A Shares	0.75%		0.00%	0.10%	0.00%	0.85%		0.00%	0.85%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%		0.00%	0.09%	0.00%	0.84%		0.00%	0.84%
Value Portfolio - Class A Shares	0.55%		0.00%	0.16%	0.00%	0.71%		0.00%	0.71%
American Century VP
Inflation Protection Fund - Class I	0.48	%(4)	0.00%	0.01%	0.00%	0.49%		0.00%	0.49%
International Fund - Class I	1.40	%(4)	0.00%	0.01%	0.00%	1.41%		0.00%	1.41%
Value Fund - Class I	0.97	%(4)	0.00%	0.01%	0.00%	0.98%		0.00%	0.98%
VistaSM Fund - Class I	1.00	%(4)	0.00%	0.02%	0.00%	1.02%		0.00%	1.02%
DWS Variable Series II
DWS Dreman Small Mid Cap Value VIP - Class B shares	0.65%		0.25%	0.27%	0.05%	1.22%		0.00%	1.22%
DWS Investments VIT Funds
Small Cap Index VIP - Class A Shares	0.35%		0.00%	0.17%	0.05%	0.57	%(5)	0.00%	0.57	%(5)

Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.56%	0.00%	0.09%	0.00%	0.65	%(6)	0.00%	0.65	%(6)
Equity-Income Portfolio - Initial Class	0.46%	0.00%	0.10%	0.00%	0.56	%(6)	0.00%	0.56	%(6)
Growth Portfolio - Initial Class	0.56%	0.00%	0.11%	0.00%	0.67	%(6)	0.00%	0.67	%(6)
High Income Portfolio - Initial Class	0.57%	0.00%	0.12%	0.00%	0.69%		0.00%	0.69%
Index 500 Portfolio - Initial Class	0.10%	0.00%	0.00%	0.00%	0.10	%(7)	0.00%	0.10	%(7)
Investment Grade Bond Portfolio - Initial Class	0.32%	0.00%	0.11%	0.00%	0.43	%(6)	0.00%	0.43	%(6)
Mid Cap Portfolio - Initial Class	0.56%	0.00%	0.10%	0.00%	0.66%		0.00%	0.66%
Money Market Portfolio - Service Class	0.18%	0.10%	0.09%	0.00%	0.37	%(8)	0.01%	0.36	%(8)
Overseas Portfolio - Initial Class	0.71%	0.00%	0.15%	0.00%	0.86	%(6)	0.00%	0.86	%(6)
Value Strategies Portfolio - Initial Class	0.56%	0.00%	0.16%	0.00%	0.72	%(6)	0.00%	0.72	%(6)
Franklin Templeton
Foreign Securities Fund - Class 2 shares	0.65%	0.25%	0.14%	0.01%	1.05	%(9)	0.00%	1.05	%(9)
Mutual Global Discovery Securities Fund - Class 1 Shares	0.80%	0.00%	0.20%	0.00%	1.00%		0.00%	1.00%
Mutual Shares Securities Fund - Class 2 shares	0.60%	0.25%	0.14%	0.00%	0.99%		0.00%	0.99%
Small Cap Value Securities Fund - Class 2 shares	0.51%	0.25%	0.17%	0.01%	0.94	%(9)	0.00%	0.94	%(9)
Small-Mid Cap Growth Securities Fund - Class 2 shares	0.51%	0.25%	0.29%	0.01%	1.06	%(9)	0.00%	1.06	%(9)
U.S. Government - Class 1 Shares	0.48%	0.00%	0.04%	0.00%	0.52%		0.00%	0.52%
Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	0.85%	0.00%	0.17%	0.00%	1.02	%(10)	0.00%	1.02	%(10)
Partners Portfolio - I Class	0.85%	0.00%	0.26%	0.00%	1.11	%(10)	0.00%	1.11	%(10)
Short Duration Bond Portfolio - I Class	0.65%	0.00%	0.16%	0.00%	0.81	%(10)	0.00%	0.81	%(10)
Socially Responsive Portfolio - I Class	0.85%	0.00%	0.23%	0.00%	1.08	%(10)	0.00%	1.08	%(10)
Oppenheimer Variable Accounts Funds
Balanced Fund/VA - Service Shares	0.75%	0.25%	0.16%	0.01%	1.17	%(11)	0.00%	1.17	%(11)
Main Street Small-& Mid-Cap Fund/VA® - Service Shares	0.70%	0.25%	0.15%	0.00%	1.10	%(12)	0.00%	1.10	%(12)
Global Strategic Income Fund/VA - Service Shares	0.60%	0.25%	0.14%	0.04%	1.03	%(13)	0.00%	1.03	%(13)
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%	1.10%
Equity Income Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%	1.10%
Health Sciences Portfolio - Class II shares	0.95%	0.25%	0.00%	0.00%	1.20%		0.00%	1.20%

Personal Strategy Balanced Portfolio VIP I	0.90%	0.00%	0.00%	0.10%	1.00	%(14)	0.10%	0.90	%(14)
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00%	0.00%	0.00%	0.28%	1.28	%(15)	0.00%	1.28	%(15)
Global Bond Fund - Initial Class	1.00%	0.00%	0.00%	0.30%	1.30	%(15)	0.00%	1.30	%(15)
Global Hard Assets Fund - Initial Class	0.89%	0.00%	0.00%	0.08%	0.97	%(15)	0.00%	0.97	%(15)

(1). The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2). Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

(3). The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4). The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

(5). Through September 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.50% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

(6). A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Investment Grade Bond Portfolio, Fidelity® Overseas Portfolio, and Fidelity® Value Strategies Portfolio pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Net Total Annual Expense would have been 0.63% for Fidelity® VIP Contrafund® Portfolio, 0.55% for Fidelity® VIP Equity-Income Portfolio, 0.66% for Fidelity® VIP Growth Portfolio, 0.42% for Fidelity® VIP Investment Grade Bond Portfolio, 0.70% for Fidelity® Value Strategies Portfolio, and 0.83% for Fidelity® Overseas Portfolio.

(7). Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager’s part.

(8). The Fund Manager or its affiliates agreed to waive certain fees for the period.

(9). The manager and administrator have agreed in advance to reduce their fees as a result of the fund’s investment in a Franklin Templeton money market fund (the acquired fund). This reduction will continue until at least April 30, 2012.

(10). Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2014, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, inthe aggregate, 1% of average daily net asset value of the Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio and 1.30% of average daily net asset value of the Socially Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(11). The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the Fund will not exceed 0.92% of average annual net assets. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fee incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. These voluntary waivers and/or reimbursements may not be amended or withdrawn until one year after the date of this prospectus.

(12). The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.05% for Service Shares. This voluntary expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

(13). The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. This voluntary fee waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the prospectus. “Management Fees” reflect the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the estimated gross management fee of the Subsidiary for its first fiscal year.

(14). T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(15). For the period May 1, 2011 until May 1, 2012, the Advisor contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes, extraordinary expenses, and acquired fund fees) to the extent Gross Total Annual Expenses exceed 1.10% for Global Bond Fund, 1.50% for Emerging Markets Fund, and 1.20% for Global Hard Assets Fund.

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account.  We bear the full investment risk for all amounts allocated or transferred to the General Account.  We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare.  These rates will not be less than 3%.  The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments.  These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account.  Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 3% minimum guarantee, but we are not obligated to do so.  We have no specific formula for determining specific interest rates.  Because we anticipate changing the current interest rate from time to time, at our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates.  We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month.  We may declare a new current interest rate on such amounts and accrued interest thereon at any time (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date).  We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 3% per year at our sole discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the General Account will not share in the investment performance of our General Account.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deduction or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account.  We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account.  The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $5,000.  We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account.  Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses.  Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets.  As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct.  If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value.  Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, at our sole discretion, we may substitute another portfolio without your consent.  The substituted portfolio may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future premiums, or both.  However, no such substitution will be made without any necessary approval of the SEC.  Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion.  Portfolios which sell their shares to the subaccounts under participation agreements also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account.  See “Addition, Deletion, or Substitution of Investments.”

The Portfolios

The subaccounts of the Separate Account invest in shares of certain portfolios. Each portfolio is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.  You should know that during extended periods of low interest rates and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Money Market Portfolio in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative.  There is no assurance that the Fidelity Variable Insurance Fund V Money Market Portfolio will be able to maintain a stable net asset value per share.

The following table provides certain information on each portfolio, including its portfolio type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the portfolios will achieve their investment objective(s).  You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus.  You should read these prospectuses carefully and keep them for future reference.

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
The Alger Portfolios:

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Capital Appreciation Portfolio	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio	Small Growth Equity	Fred Alger Management, Inc.	None
AllianceBernstein Variable Products Series Fund, Inc.:
International Growth	International Equity	AllianceBernstein L.P.	None
International Value	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value	Small Mid Value Equity	AllianceBernstein L.P.	None
Value	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Inflation Protection Portfolio	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio	International Equity	American Century Global Investment Management, Inc.	None
VP Value Portfolio	Mid Value Equity	American Century Investment Management, Inc.	None
VP Vista SM Portfolio	Mid Growth Equity	American Century Investment Management, Inc.	None
DWS Investments VIT Funds:
DWS Small Cap Index VIP	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
DWS Variable Series II:
DWS Dreman Small Mid Cap Value VIP	Small Mid Value Equity	Deutsche Investment Management Americas, Inc.	Dreman Value Management, LLC
Fidelity® Variable Insurance Products Fund:
Equity-Income Portfolio	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Overseas Portfolio	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Contrafund® Portfolio	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
Value Strategies Portfolio	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio	Money Market	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio	Mid Blend Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Investment Grade Bond Portfolio	Investment Grade Bond	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR

Portfolio	Type of Portfolio	Investment Adviser	Subadviser
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Fund	Small Value Equity	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth Securities Fund	Small Mid Growth Equity	Franklin Advisors, Inc.	None
Franklin U.S. Government Fund	Government Bond	Franklin Advisors, Inc.	None
Mutual Global Discovery Securities Fund	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
Mutual Shares Securities Fund	Mid Value Equity	Franklin Mutual Advisors, LLC	None
Templeton Foreign Securities Fund	Foreign Equity	Templeton Investment Counsel, LLC	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio	Short-Term Bond	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Mid-Cap Growth Portfolio	Mid Growth Equity	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Partners Portfolio	Large Value Equity	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Socially Responsive Portfolio	Mid Large Value Equity Socially Responsible	Neuberger Berman Management, Inc.	Neuberger Berman, LLC
Oppenheimer Variable Account Funds
Balanced Fund/VA	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small- & - Mid Cap Fund/VA	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Blue Chip Growth Portfolio	Large Growth Equity	T. Rowe Price Associates, Inc.	None
Equity-Income Portfolio	Large Value Equity	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced	Growth and Income	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Global Bond Fund	Global Bond	Van Eck Associates Corporation	None
Emerging Markets Fund	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund	Global Sector Equity	Van Eck Associates Corporation	None

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios.  There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owners’ questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals.  The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies.  These percentages differ, and some advisers (or affiliates) may pay us more than others.   In 2010, the percentages ranged from 0.05% to 0.35%, and the dollar amounts received ranged from $3.01 to $99.31 per adviser/affiliate.  The availability of these types of arrangements creates an incentive for us to seek and offer portfolios (and classes of shares of such portfolios) that pay us to provide these services.    The payments we receive as compensation for providing these services may be used by us for any corporate purpose.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Portfolios’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each portfolio’s prospectus.  Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm.  Another factor we consider during the selection process is  whether the portfolio’s adviser or subadviser are one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Portfolios’ Investment Advisors Or Distributors.”  We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest.  The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments.  Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary.  In doing so we would comply with all applicable laws, including approval of Owners, if so required.   These changes include, among others:

1)              making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

a)              operating the Separate Account as a management company under the 1940 Act;

b)             deregistering the Separate Account under the 1940 Act if registration is no longer required;

c)              combining or substituting separate accounts;

d)             transferring the assets of the Separate Account to another separate account or to the General Account;

e)              making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

f)                making other technical changes in the Policy to conform with any action described herein;

2)              if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the ones it replaced);

3)              eliminating, combining or substituting subaccounts and establishing new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)              transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)              modifying the provisions of the Policies to comply with applicable laws.

If you have Accumulated Value in the subaccount that will be eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in the subaccount to be eliminated should be transferred.  If you do not name a new subaccount, then we will use the Money Market Subaccount.  If the underlying portfolio in which the subaccount to be eliminated invests is affiliated with us, we will not eliminate that subaccount without first obtaining a substitution order from the SEC.  If in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares.  Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials.  We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner.   You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio).  The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time.  This means that a small number of Owners may control how we vote.  Should federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right.  If required by state insurance officials, or if permitted under federal regulation, we may disregard certain voting instructions of Owners.  If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account.  The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York.  The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2010.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios.  The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

	For the year ended December 31,
	Subaccount Effective Date	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001

Sentinel VPT
Common Stock Fund	11/30/00	15.80%	27.75%	-33.04%	10.21%	16.14%	7.64%	9.65%	31.43%	-17.33%	-8.10%
Mid Cap Growth Fund	11/30/00	23.51%	30.60%	-46.05%	22.00%	5.60%	3.77%	12.33%	41.85%	-24.09%	-24.26%
Small Company Fund	11/30/00	23.74%	27.15%	-32.29%	8.60%	16.17%	8.21%	15.91%	39.44%	-13.92%	5.35%
Balanced Fund	08/01/03	12.19%	21.47%	-23.95%	8.44%	11.49%	5.65%	7.44%	15.07%	N/A	N/A
Bond Fund	08/01/03	7.33%	11.08%	3.40%	7.05%	3.70%	1.91%	4.65%	5.38%	N/A	N/A
Money Market Fund	11/30/00	0.00%	0.00%	1.89%	4.78%	4.71%	2.84%	0.96%	0.75%	1.33%	3.71%

Alger American
LargeCap Growth Portfolio - Class O Shares	03/13/96	13.39%	47.57%	-46.15%	19.94%	5.15%	12.03%	5.50%	35.16%	-32.99%	-11.81%
Capital Appreciation Portfolio - Class O Shares	12/01/00	14.03%	51.10%	-45.13%	33.53%	19.26%	14.45%	8.19%	34.72%	-33.91%	-15.93%
SmallCap Growth Portfolio - Class O Shares	03/13/96	25.29%	45.51%	-46.60%	17.24%	20.02%	16.88%	16.57%	42.34%	-26.22%	-29.51%

American Century VP
Value Fund	08/03/98	13.42%	19.86%	-26.78%	-5.14%	18.65%	5.03%	14.33%	28.96%	-12.62%	12.82%
Vista Fund	05/01/04	23.88%	22.47%	-48.62%	39.77%	9.01%	8.13%	15.62%	N/A	N/A	N/A
International Fund	05/01/04	13.29%	33.76%	-44.82%	18.06%	25.03%	13.25%	14.92%	N/A	N/A	N/A
Inflation Protection Fund	05/01/04	5.38%	10.46%	-1.28%	9.70%	1.94%	1.82%	6.25%	N/A	N/A	N/A

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	17.22%	35.71%	-42.51%	17.59%	11.72%	16.94%	15.48%	28.46%	-9.35%	-12.24%
Equity-Income Portfolio - Initial Class	03/13/96	15.15%	30.21%	-42.65%	1.53%	20.19%	5.87%	11.53%	30.33%	-16.95%	-4.96%
Growth Portfolio - Initial Class	03/13/96	24.17%	28.29%	-47.17%	26.96%	6.85%	5.80%	3.38%	32.85%	-30.10%	-17.65%
High Income Portfolio - Initial Class	03/13/96	13.82%	43.96%	-24.98%	2.79%	11.24%	2.70%	9.59%	27.26%	3.44%	-11.73%
Index 500 Portfolio - Initial Class	05/01/97	15.02%	26.61%	-37.00%	5.44%	15.73%	4.82%	10.61%	28.41%	-22.25%	-12.10%
Investment Grade Bond Portfolio - Initial Class	12/01/00	7.80%	15.72%	-3.25%	4.35%	4.35%	2.19%	4.46%	5.20%	10.34%	8.46%
Overseas Portfolio - Initial Class	03/13/96	13.11%	26.53%	-43.80%	17.31%	18.08%	19.05%	13.64%	43.37%	-20.28%	-21.17%
Mid Cap Portfolio - Initial Class	05/01/04	28.83%	40.09%	-39.44%	15.63%	12.70%	18.30%	24.92%	N/A	N/A	N/A
Value Strategies Portfolio - Initial Class	12/01/08	26.63%	57.59%	21.05%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Franklin Templeton
Mutual Shares Securities Fund - Class 2 shares	05/01/04	11.19%	26.05%	-37.11%	3.48%	18.38%	10.55%	12.63%	N/A	N/A	N/A
Small Cap Value Securities Fund - Class 2 shares	05/01/04	28.22%	29.16%	-33.02%	-2.38%	16.98%	8.77%	23.75%	N/A	N/A	N/A
Small-Mid Cap Growth Securities Fund - Class 2 shares	05/01/04	27.62%	43.57%	-42.49%	11.24%	8.69%	4.79%	11.46%	N/A	N/A	N/A
Foreign Securities Fund - Class 2 shares	05/01/04	8.41%	37.04%	-40.38%	15.46%	21.44%	10.17%	18.53%	N/A	N/A	N/A
Mutual Global Discovery Securities Fund - Class 1 shares	12/01/08	12.24%	23.63%	4.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
US Government Fund - Class 1 shares	12/01/08	5.56%	3.34%	1.70%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Neuberger Berman AMT
Partners Portfolio - I Class	08/03/98	15.67%	56.07%	-52.39%	9.34%	12.24%	18.04%	18.98%	35.09%	-24.14%	-2.83%
Mid-Cap Growth Portfolio - I Class	05/01/04	29.10%	31.60%	-43.37%	22.53%	14.69%	13.74%	16.32%	N/A	N/A	N/A
Short Duration Bond Portfolio - I Class	05/01/04	5.28%	13.33%	-13.43%	4.77%	4.20%	1.44%	0.78%	N/A	N/A	N/A
Socially Responsive Portfolio - I Class	12/01/08	22.85%	31.43%	10.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

DWS Variable Series II
DWS Dreman Small Mid Cap Value VIP	05/01/04	22.66%	29.28%	-33.67%	2.67%	24.59%	9.78%	25.71%	N/A	N/A	N/A
Small Cap Index VIP	12/01/08	26.39%	26.57%	20.03%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	16.00%	41.79%	-42.65%	12.49%	9.33%	5.64%	11.15%	N/A	N/A	N/A
Equity Income Portfolio - Class II shares	05/01/04	14.74%	25.25%	-36.26%	3.03%	18.65%	3.69%	14.62%	N/A	N/A	N/A
Health Sciences Portfolio - Class II shares	05/01/04	15.31%	31.35%	-29.17%	17.71%	8.43%	13.15%	12.50%	N/A	N/A	N/A
Personal Strategy Balanced Portfolio - Class I shares	12/01/08	13.71%	32.12%	9.31%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

AllianceBernstein VPS
Value Fund - Class A shares	12/01/08	11.81%	21.12%	13.63%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small/Mid Cap Value Fund - Class A shares	12/01/08	26.91%	42.86%	21.42%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Value Fund - Class A shares	12/01/08	4.59%	34.68%	15.10%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Growth Fund - Class A shares	12/01/08	12.90%	39.58%	16.36%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Oppenheimer
Main Street Small Cap/VA - Service shares	12/01/08	23.06%	36.88%	21.29%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Balanced/VA - Service shares	12/01/08	12.68%	21.60%	9.11%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Strategic Bond/VA - Service shares	12/01/08	14.77%	18.41%	5.56%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Van Eck VIP Trust
Emerging Markets - Initial Class	12/01/08	26.84%	113.17%	12.43%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Global Bond - Initial Class	12/01/08	6.20%	5.98%	6.67%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hard Assets - Initial Class	12/01/08	29.23%	57.54%	12.21%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

THE POLICY

We describe our basic Policy below.  There may be differences in your Policy from the one described in this prospectus because of the requirements of the state where we issued your Policy.  The most common differences include differences in the amounts you may borrow and exchange rights.  We describe these variations and others below and in the statement of additional information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

The Company represents that all material features of the Policy (including material state variations thereof as approved as of the date of the prospectus) are described in the prospectus.

Purchasing a Policy

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI.  If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered.   If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded.  Premium payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit.  Policies are issued after all required information is submitted and underwriting has been completed.

The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans.  We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies.  A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability.  Acceptance is subject to our underwriting rules.  We may reject an application for any reason permitted by law.  A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy because the tax-favored arrangement itself provides for tax-sheltered growth.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer “no” to the health questions of the receipt & temporary life insurance agreement and submit (a) a complete application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the receipt & temporary life insurance agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over).  Coverage under the agreement will end on the earliest of:

(a)          the 90th day from the date of the agreement;

(b)         the date that insurance takes effect under the Policy;

(c)          the date a Policy, other than as applied for, is offered to you;

(d)         three days (five days in New York) from the date we mail a notice of termination of coverage;

(e)          the time you first learn that we have terminated the temporary life insurance; or

(f)            the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured’s Rate Class, and determine whether to accept or reject an application for a Policy.  We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

Replacement of Existing Insurance.  It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy.  You should compare your existing insurance and the Policy carefully.  You should replace your existing insurance only when you determine that the Policy is better for you.  You may have to pay a Surrender Charge on your existing insurance, and the Policy will impose a new

Surrender Charge period.  You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing Policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

Tax Free “Section 1035” Exchanges.  You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Code.  Before making an exchange, you should compare both policies carefully.  Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy.  There will be a new Surrender Charge period for this Policy and other charges might be higher (or lower) and the benefits may be different.  If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange.  You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest.  You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.  See “Federal Tax Considerations-Exchanges”.

Ownership and Beneficiary Rights.  The Policy belongs to the Owner named in the application.  The Owner is the Insured unless a different Owner is named in the application or thereafter changed.  While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us.  If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.  The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.  The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy.  Changing the Owner and assigning the Policy may have tax consequences.

Canceling a Policy (Free Look Right). The Policy provides for a “free-look” period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy.  This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law.   To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

Specialized Uses of the Policy.  Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes.  Purchasing the Policy in part for such purposes entails certain risks.  See “Summary of the Principal Risks of Purchasing a Policy.”  Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose.  Using a Policy for a specialized purpose may have tax consequences.  See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized.  The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6).  In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS.  We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “§ 419 plans.”  We recommend that you seek independent advice on tax consequences.  In the case of Policies owned by these § 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans.  The Policy includes attributes such as tax deferral on accumulated earnings.  Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan.  Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits.  In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus.  Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium.  No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums.  Each premium payment must be at least $50.  You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments.  You may request us to send a premium reminder notice at the specified interval.  You may change the Planned Periodic Premium frequency and amount.  Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.”  We may allow, in certain situations, Automatic Payment Plan payments of less than $50.  We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule.  You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section).  Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force.  Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value.  Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deduction and any other charges due under the Policy and if a Grace Period expires without an adequate payment by you.  During the Policy Protection Period, the Policy will not enter a Grace Period if the Accumulated Value less any debt is greater than the Monthly Deduction due and the cumulative premiums paid since the Policy’s Date of Issue less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Date of Issue.  The Policy Protection Period corresponds to the first five Policy Years.  The Policy will not enter a Grace Period if you have elected, have met the exercise conditions, and have exercised the overloan protection rider.

The Policy Protection Period functions independently from the overloan protection rider.   The Policy Protection Period covers the first 5 Policy Years and the overloan protection rider cannot be exercised until 15 Policy Years have passed. They are completely independent in their definitions and the way they work.

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments unless you notify us in writing that the amount is to be applied as a loan repayment.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk.  This will produce lower cost of insurance charges against the Policy.  Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk.  However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges.  Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

In order to meet the federal definition of life insurance under the Internal Revenue Code of 1986, as amended, section 7702 of the Code defines two alternative testing procedures.  These are the guideline premium test and the cash value accumulation test . See “Federal Tax Considerations - Tax Status of the Policy”. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the test under which your Policy will qualify. You may not change your choice while the Policy is in force.  Under both testing procedures, there is a minimum Death Benefit required at all times equal to your Accumulated Value multiplied by some pre-determined factor. The factors used to determine the minimum Death Benefit depend on the testing procedure chosen and vary by age. The factors used for the GPT and CVAT are set forth in your Policy.  Under the GPT, there is also a maximum amount of premium that may be paid with respect to your Policy.  You should consult with a qualified tax advisor before deciding.  The CVAT is presently available only if your Policy will be classified as a Modified Endowment Contract at the time the Policy is issued.  If you do not elect either the CVAT or the GPT, we will use the GPT to qualify your Policy.

For the GPT, the maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time.  As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations.  To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

We will not accept a premium following the Policy Anniversary upon which the Insured reached the Attained Age 121.

Allocation of Net Premiums.  The Net Premium equals the premium received times 1, minus the Percent of Premium Expense Charge.  In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account.  You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See “Telephone Transaction Privilege,” below).  Please note, however, if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, making a change to your premium allocations on your own will be treated as a termination of your Policy’s participation in the Illuminations program.  In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.  You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%.  We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.  Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the initial Net Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount.  For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued.  On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience.  You bear the entire investment risk.  Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below).  Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office.  Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m., Eastern Time.  If we do not receive your transfer request before closing time on a Valuation Day, we will process your transfer request on the next succeeding Valuation Day. You may, at any time, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account.

We may limit transfers to one per month, require a minimum period between transfers, establish a maximum transfer amount, or reject a transfer request from a person acting on behalf of multiple policyholders.  We may also reject a transfer request if we or a portfolio reasonably believe that the policyholder’s transfer activity has or may become disruptive to the management of the portfolio in which the subaccount is invested.

The maximum amount that may be transferred from the General Account to the Separate Account is the greater of 25% of the unloaned portion of Accumulated Value in the General Account or $5,000.  Only one transfer from the General Account to the Separate Account may be made in any one Policy Year.

Although we currently do not impose a transfer fee, we may assess a transfer fee of $25 if the number of transfers between subaccounts in the separate account exceeds 12 in a given Policy Year.  We may charge to the Policy any fees assessed by a portfolio with respect to transfer frequency.  All transfers requested during one Valuation Period are treated as one transfer transaction.  If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the 12 free transfers in any Policy Year:

•      transfers resulting from Policy loans,

•      transfers resulting from the operation of Dollar Cost Averaging, Portfolio Rebalancing, or the “Illuminations” investment advisory program,

•      transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below, and

•      the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, you will be allowed to implement portfolio transfers.  Please note, however, if you implement portfolio transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading.   In 2011 and 2012, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone.  We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine.  If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if we do not follow these reasonable procedures.  The procedures to be followed for telephone transfers will include one or more of the following:

•      requiring some form of personal identification prior to acting on instructions received by telephone,

•      providing written confirmation of the transaction, and

•      making a tape recording of the instructions given by telephone.

Telephone transactions may not always be available.  Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Disruptive Trading

Policy.  The Policies are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios).  These risks include:

•     the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

•     an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

•     increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we will notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios.  We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies.  The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the portfolios describe any such policies and procedures.  The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio.  If we do not process a  purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants.  The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios.  In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s  manager  might  otherwise  choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer and Exchange Rights

Transfer Right for Policy.  During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Transfer Right for Change in Investment Policy.  If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in a subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Exchange Right for Connecticut, Maryland and North Carolina Residents.  For eighteen months after the Date of Issue (twenty four months in North Carolina), residents of Connecticut, Maryland and North Carolina may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account.  Evidence of insurability will not be required to effect this exchange.  If the exchange results in an increase in the Cash Surrender Value, such increase will be payable to us.  If the exchange results in a decrease in the Cash Surrender Value, the decrease will be payable to the Owner.

Optional “Illuminations” Investment Advisory Service

National Life makes available to all Owners, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”.  Under this program, National Life has arranged for FundQuest, Incorporated (“FundQuest”), a registered investment adviser independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance.

Illuminations will be available under employer-sponsored qualified plans, where variable universal life is approved for use.  This option will be available for all policies issued within the plans.  The sponsors and fiduciaries of qualified plans are responsible to determine whether Illuminations is permissible under the legal requirements to which the plan is subject.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance.  FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you.  FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models.  However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular portfolios or types of portfolios that should not receive allocations of Accumulated Value from your Policy.  Please contact National Life’s Home Office at (800)732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular portfolio or type of portfolio, you must either suggest an alternative portfolio or portfolio type or specify that the assets that would have been allocated to the restricted portfolio or portfolio type be allocated pro rata among the other portfolios in your model.  At the implementation of your Illuminations program, you will receive a strategy report prepared by FundQuest that discusses the strategy to be followed in allocating your Accumulated Value among the portfolios.

FundQuest will make changes to its portfolio allocation models from time to time as it deems appropriate based on changes in the financial markets, portfolio performance, and other factors.  FundQuest will communicate these changes to National Life, who will then automatically implement the changes in each affected Policy, pursuant to a limited power of attorney executed by Illuminations participants.  This limited power of attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes.  In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually.  This semi-annual rebalancing will also be implemented pursuant to the limited power of attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part 2A of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations.

Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy’s subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period.  In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the portfolios in which your account may invest or modify existing restrictions.

In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the portfolios in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life.  If you terminate the Illuminations program, we will no longer automatically apply any Portfolio Rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section, entitled “Available Automated Portfolio Management Features”.

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed.  If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations.  However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program.   If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program.   Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy’s participation in the Illuminations program.

If you have elected and exercised the accelerated care rider, any participation in the Illuminations program will automatically terminate.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated portfolio management features.  Only one of these features may be active for any single Policy at any time.  We are not legally obligated to continue to offer these features.  Although we have no current intention to do so, we may cease offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis.  You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.  While your Policy is in the Illuminations program described in the section above, Dollar Cost Averaging will not be available.   If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy’s participation in the Illuminations program.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date.  The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may not use the Dollar Cost Averaging feature to transfer Accumulated Value to the General Account.

Portfolio Rebalancing.  This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.  You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.  In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.  While your Policy is in the Illuminations program described above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest.   If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Policy’s participation in the Illuminations program.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the

Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date.

We may discontinue Portfolio Rebalancing at any time upon 60 days prior notice to all Owners then utilizing the feature. You may not elect Portfolio Rebalancing if you have elected Dollar Cost Averaging.

ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time.  It is equal to the sum of the Policy’s values in the Separate Account and the General Account.  The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value.  There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account.  Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

•      the Net Premiums paid,

•      the investment performance of the portfolios you have chosen,

•      the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,

•      any transfers,

•      any Withdrawals,

•      any loans,

•      any loan repayments,

•      any loan interest charged, and

•      charges assessed on the Policy.

Determination of Number of Units for the Separate Account.  Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn.  The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time.  For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value.  The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests.  Unit values will vary among subaccounts.  The unit value of each subaccount was originally established at the figure shown on the Separate Account’s financial statements.  The unit value may increase or decrease from one Valuation Day to the next.   The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.  We determine the unit value in a subaccount at the end of each Valuation Day.

Net Investment Factor.  Each subaccount of the Separate Account has its own Net Investment Factor.  The Net Investment Factor measures the daily investment performance of the subaccount.  The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.  To calculate the Net Investment Factor, we start with the net asset value per share of the corresponding portfolio on the current Valuation Day.  We then add to that amount the per share capital gain or loss and dividend distribution of the portfolio during the current Valuation Period.  We divide that amount by net asset value per share of the corresponding portfolio on the just prior Valuation Day.  Finally, we subtract from that amount any tax charge for the current Valuation Period.

Calculation of Accumulated Value.  The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day.  On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue.  On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)     The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)     The value attributable to the Policy in the General Account (See “The General Account,” above).

DEATH BENEFIT

General.  As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured’s death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy.  You may choose to have the proceeds paid in cash or under one of the available settlement options.  (See “Payment of Policy Benefits,” below.)  The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds.  Your Beneficiary will receive interest on the proceeds deposited in that account.  Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

Policy Testing Procedures and Death Benefit Options

When you purchase your Policy, two decisions you make will affect your death benefit.  These decisions relate to which alternative testing procedure to use when testing the Policy for federal tax law compliance and which death benefit you select — option A or option B.

Policy Testing Procedures.  In order to meet the federal definition of life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), section 7702 of the Code provides two alternative testing procedures.  These are the guideline premium test (“GPT”) and the cash value accumulation test (“CVAT”).  See “Federal Tax Considerations.”  The Policy must qualify under either the guideline premium test or the cash value accumulation test.  You cannot change the testing procedure once you have elected it.

If you chose GPT, you will be subject to premium limitations defined by the Code. These limitations can affect your ability to pay premiums and/or make changes to your Policy such as taking a withdrawal or changing your death benefit option.

The CVAT can only be chosen on policies which become a Modified Endowment Contract at issue.  If you choose this test you will not be subject to additional premium limitations imposed by the Code.

Both tests define a factor which is used to calculate the Unadjusted Death Benefit. In the event that the factor multiplied by the Policy’s Accumulated Value exceeds either

a)	the Face Amount under option A, or
b)	the Face Amount plus the Accumulated Value under option B;
the Unadjusted Death Benefit will equal the factor multiplied by the Policy’s Accumulated Value.

Examples of this calculation can be found below.

In general, CVAT factors are greater than GPT factors. This means that if your Unadjusted Death Benefit is defined by the factor multiplied by your Accumulated Value, you will have a higher death benefit under the CVAT. A higher death benefit will cause a higher Net Amount at Risk which will in turn cause higher cost of insurance charges.

Which Death Benefit Option to Choose.  If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you may wish to choose option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you may wish to choose option A.

Option A.  The Unadjusted Death Benefit is equal to the greater of:

(a)   the Face Amount of the Policy, and

(b)   the Accumulated Value multiplied by a factor specified by federal income tax law, which, if you elect to have the GPT apply to the Policy, will be as shown in the table below:

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 and over	105%

If you elect to have the CVAT apply to the Policy, the factor will be as described in the Policy.

Option B.  The Unadjusted Death Benefit is equal to the greater of:

(a)   the Face Amount of the Policy plus the Accumulated Value, and

(b)   the Accumulated Value multiplied by the same factor that applies to option A.

Examples of the options are below.

Examples

The examples below illustrate what the death benefit would be under option A and B using the GPT and the CVAT tests.

Example 1:

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40, the GPT was elected, and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000.  The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250% under the GPT.  Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount.  Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50.  Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000).  Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Example 2:

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40, the GPT was elected,  and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value.  Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000).  Because the specified percentage is 250% under the GPT, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value.  As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.  Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50.  An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000).  Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

Example 3:

Illustration of Option A — For purposes of this illustration, assume that the Insured is a male age 40, the CVAT was elected,  and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000.  The specified percentage for a male Insured age 40 on the Policy Anniversary prior to the date of death is 411% under the CVAT.  Because the Unadjusted Death Benefit must be equal to or greater than 4.11 times the Accumulated Value, any time the Accumulated Value exceeds $48,662 the Unadjusted Death Benefit will exceed the Face Amount.  Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $4.11.  Thus, a 40 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $369,900 (4.11 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $616,500 (4.11 x $150,000).  Similarly, any time the Accumulated Value exceeds $48,662, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $4.11.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Example 4:

Illustration of Option B — For purposes of this illustration, assume that the Insured is a male age 40, the CVAT was elected,  and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value.  Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000).  Because the specified percentage is 411% under the CVAT, the Unadjusted Death Benefit will be at least 4.11 times the Accumulated Value.  As a result, if the Accumulated Value exceeds $64,309, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value.  Each additional dollar added to the Accumulated Value above $64,309 will increase the Unadjusted Death Benefit by $4.11.  An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $616,500 (4.11 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $822,000 (4.11 x $200,000).  Similarly, any time the Accumulated Value exceeds $64,309, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $4.11.  If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

Change in Death Benefit Option.  After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request.  There is no charge to change the Death Benefit option.  The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request.  Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk.  In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value.  In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value.  The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged.  However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made.  Also, we will recompute the Minimum Monthly Premium to reflect the change in Death Benefit option.  In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.  You may only change the Death Benefit option before the Insured’s Attained Age 121.

A change in the Death Benefit option may have federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

How the Death Benefit May Vary.  The amount of the Death Benefit may vary with the Accumulated Value.  The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy.  The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us.  There are some limits on your ability to effect increases or decreases, which are discussed below.  The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request.  The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form.  Employee benefit plan Policies may adjust the Face Amount in Policy Year 1.  An increase or decrease in Face Amount may have federal tax consequences.  Consult a tax advisor before increasing or decreasing the Face Amount.  The effect of changes in Face Amount on Policy charges, as well as other considerations, is described below.

Increase.  A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000).  You may not increase the Face Amount after the Insured’s Attained Age 85.  To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due.  If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk.  This will normally increase the monthly cost of insurance charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 10 years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease.  During the first 10 Policy Years, the amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease.  The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000.  If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.  You may only make a Face Amount decrease before the Insured’s Attained Age 121.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)          first, the increase in Face Amount provided by the most recent increase;

(b)         then, the next most recent increases, in inverse chronological order; and

(c)          finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds.  During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option.  These choices are also available upon surrender of the Policy for its Cash Surrender Value.  If you do not make an election, payment will be made in a lump sum.  The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option.  If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a

National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.  If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 3% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the checkbook referred to below.

If you or your Beneficiary elects to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account.  We fund the check writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  We may profit from amounts left in the interest bearing special account.  Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the checkbook within seven days of when we placed the proceeds into that account, and the payee will receive any interest on the proceeds placed in that account.  There is no guaranteed interest rate credited to the proceeds placed in that account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum.  None of these options vary with the investment performance of the Separate Account.  More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the Statement of Additional Information.  Even if the Death Benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full.  This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under the settlement options.

PAYMENT OF PROCEEDS

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through an Automatic Payment Plan (i.e., automatic scheduled Withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.  However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)          the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)          except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Products Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer the determination or payment of amounts from the General Account for up to six months.  If we defer such payment for more than 30 days, we will pay interest at a rate of not less than 3% or as required by state law.  For

Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading.   In 2011 and 2012, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.  Please remember that we must receive a transaction request before the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time, to process the transaction on that Valuation Day.  If we do not receive your transaction request before closing time on a Valuation Day, we will process your transaction request on the next succeeding Valuation Day.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about your account to government regulators.  We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.  If a request is received after 4:00 p.m., it will be processed on the next day.

POLICY LOANS

General.  You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan.  The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date, unless state law requires us to calculate the maximum amount you may borrow differently.  These requirements are set forth at the end of this subsection.  You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive.  To take a loan, you should send us a written request at our Home Office.  If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000.  We will normally pay loan proceeds within seven days of a valid loan request.  See the “Payment of Proceeds” section above for a discussion of Policy loan disbursements.

Currently, we are extending your Policy’s loan privileges to allow loans in the first Policy Year.  This is more favorable to you than what is guaranteed in the Policy.  We may decide to discontinue this privilege in the future without notice.  First year loans are subject to all the loan requirements and restrictions as stated above.

Interest Rate Charged.  We charge interest on Policy loans at the fixed rate of 5% per year.  We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year.  When this interest is added to the loan balance, it bears interest at the same rate.

Allocation of Loans and Collateral.  When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan.  You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral.  If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts.  If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you.  Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.  Please note that if your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed.   If, on the other hand, you allocate the loan to specific portfolios, the Policy will depart from the recommended allocations.  However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount.  Loan interest will be added to the Policy loan.  We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account.  At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral.  As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 3% or such higher minimum rate required under state law.  We currently intend to credit the amount held in the General Account as Collateral for Policy Loans at a fixed rate of 5% per year, but this is not guaranteed.

Effect of Policy Loan.  Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy.  The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable.  It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account.  Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account.  The longer a loan is outstanding, the greater the effect a Policy loan is likely to have.  The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments.  We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment.  In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding.  The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value.  Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse.  (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.)  In addition, if the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans.  We will accept transfers of existing Policy loans on Policies that qualify as § 1035 exchanges.  The loan will be limited to 50% of the Accumulated Value of the transfer.  The Accumulation Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations.  Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution.  In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan taken from a Modified Endowment Contract that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.)  The tax treatment of loans taken from Policies that are not Modified Endowment Contracts is unclear.  You should consult a tax adviser before taking out a Policy loan.

Maximum Amount You May Borrow

State	Maximum Amount You May Borrow (“Loan Value”)
Vermont Texas Maine Virginia Minnesota South Carolina Florida	The Loan Value on any day is equal to: 1. the Accumulated Value on such day; less 2. the Surrender Charge on such day, if applicable.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured.  The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge.  We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy.  You may not request a surrender over the telephone or by facsimile.  Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us.  We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order.  However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled Withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.  For a discussion of the payment of proceeds from a surrender request, see “Payment of Proceeds”, above.

A surrender may have federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary, by writing us at our Home Office.  The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100.  The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date.  A Withdrawal charge of $25 may be deducted from the amount of the Withdrawal.  For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account.  If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount.  If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you.  You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.  If your Policy is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed.   If, on the other hand, you allocate the Withdrawal to specific portfolios, the Policy will depart from the recommended allocations.  However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A.   A Withdrawal will reduce the Face Amount of the Policy by the amount of the Withdrawal.  Examples of the effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A are described as follows:

For the purposes of the following examples, assume that the Attained Age of the Insured is under 40, the GPT was elected, and there is no indebtedness.  The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000.  Assume that you take a Withdrawal of $10,000  The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Face Amount to $290,000 ($300,000 - $10,000).  As a result, the Unadjusted Death Benefit following the Withdrawal will be $290,000 (i.e., a reduction of $10,000).

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount after deducting the amount of the Withdrawal and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50).  Assume that you take a Withdrawal of $10,000.  The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000) and the Face Amount to $290,000 ($300,000 - $10,000).  The Unadjusted Death Benefit following the Withdrawal is equal to the greater of (a) the Face Amount, or $290,000, and (b) the applicable percentage of the Accumulated Value, or $350,000 ($140,000 x 2.50).  Therefore, the Unadjusted Death Benefit will be $350,000 following the Withdrawal (i.e., a reduction of $25,000).

Option B.  The Face Amount will never be decreased by a Withdrawal.  A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

For the purposes of the following examples, assume that the Attained Age of the Insured is under 40, the GPT was elected, and there is no indebtedness.  The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000).  Assume you take a Withdrawal of $20,000.  The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000).  As a result, the Unadjusted Death Benefit will be $370,000 (i.e., a reduction of $20,000).  The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.50).  Assume you take a Withdrawal of $60,000.  The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000 (i.e., a reduction of $75,000).  The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.)  Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse.  (See “Lapse and Reinstatement,” below.)  A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy.  Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office or, partial Withdrawals, by facsimile.  You may not request a Withdrawal over the telephone.  We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have federal income tax consequences.  (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid.  In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive any Withdrawal charge in connection with such Withdrawal.  However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Lapse.  If on any Monthly Policy Date the Cash Surrender Value is insufficient to cover the Monthly Deduction for the most recent Monthly Policy Date and any other charges due under the Policy, the Policy will enter a 61- day Grace Period and then could lapse.

The lapse could occur for a number of reasons, including:  (1) if the investment returns on your chosen subaccounts are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.

Before it lapses the Policy will enter a 61-day Grace Period unless:

1)              the Policy is within the Policy Protection Period (the first five Policy Years); and

2)              the Accumulated Value less any debt is greater than the Monthly Deduction for the most recent Monthly Policy Date and any other charges due; and

3)              the cumulative premiums paid since the Policy’s Issue Date, less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Issue Date.

Another situation in which your Policy will not lapse is if you elect and exercise the overloan protection rider, subject to certain conditions.

The Policy will not enter a Grace Period solely due to the failure to make a premium payment.

The Grace Period shall be 61 days, and the Policy shall remain in force during the Grace Period.  We will mail you a notice of the premium required to keep the Policy in force.

During the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall equal the greater of:

1)              the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to two times the Monthly Deduction due at the beginning of the Grace Period, or

2)              an amount equal to :

•                       the cumulative Minimum Monthly Premiums due at the start of the Grace Period; plus

•                       three times the Minimum Monthly Premium in effect at the beginning of the Grace Period; plus

•                       all Withdrawals; plus

•                       any debt; less

•                       all premiums paid.

However, in no case shall the premium needed to keep the Policy in force beyond a Grace Period be greater than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

After the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall be the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

Examples:

During the Policy Protection Period

Assume the following:  (a) a Policy enters a Grace Period at the beginning of the 18th month; (b) the cumulative premium paid is $2,600; (c) the Cash Surrender Value is not enough to cover deductions; (d) the Accumulated Value at the time the premium is paid to keep the Policy in force is $1,500.00; (e) at the beginning of the Grace Period the Monthly Deduction due is $75.00; (f) the Minimum Monthly Premium is $150.00; and (g) the Surrender Charge at the time the premium is paid to keep the Policy in force is $6,500.00.

In order to determine the premium needed to keep the Policy in force beyond a Grace Period, we first need to make the two calculations described above:

1). Two times the Monthly Deduction due at the beginning of the Grace Period equals $150.00 ($75.00 x 2). Therefore, the premium sufficient to produce an Accumulated Value equal to two times the Monthly Deduction is $150.00 — $1,500.00.  However, this produces a negative number, and the amount of premium needed to keep the Policy in force cannot be less than $0.  In this example, then,  the premium sufficient to produce an Accumulated Value equal to two times the Monthly Deduction is $0.

2). An amount equal to:

•                  The cumulative Minimum Monthly Premiums due at the start of the Grace Period, which in this example is $2,700.00 ($150.00 x 18); plus

•                  Three times the Minimum Monthly Premium in effect at the start of the Grace Period, which in this example is $450.00 ($150.00 x 3); plus

•                  all Withdrawals, which in this example is $0; plus

•                  any debt, which in this example is $0; minus

•                  The cumulative premium paid, which in this example is $2,600.00.

The total of these amounts is $550.00 ($2,700.00 + $450.00 + $0 + $0 - $2,600.00).

Therefore, having done the first two calculations above, the premium needed to keep the Policy in force beyond a Grace Period equals $550.00 (the greater of $0 or $550.00).

However, the amount cannot be more than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deductions due at the start of the Grace Period.

The premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the beginning of the Grace Period is equal to:

•                  three times the Monthly Deduction due at the beginning of the Grace Period, which is $225.00 ($75.00 x 3); minus

•                  the Accumulated Value at the time the premium is paid to keep the Policy in force, which is $1,500.00; plus

•                  the Surrender Charge at the time the premium is paid to keep the Policy in force, which is $6,500.00

The total of these amounts $5,225.00 ($225.00 – $1,500.00 +$6,500.00).

Therefore, the premium required to keep the Policy in force beyond a Grace Period will be $550.00.  This amount is the greater of 1). or 2). and is not greater than $5,225.00 (the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the beginning of the Grace Period).

After the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the eighth Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $120.00; (c) the Accumulated Value at the time the premium is paid to keep the Policy in force equals $1,500.00; and (d)  the Surrender Charge at the time the premium is paid to keep the Policy in force is $1,400.00.

In order to determine the premium needed to keep the Policy in force beyond a Grace Period, we need to calculate:

•                  Three times the Monthly Deduction due at the beginning of the Grace Period, which is $360.00 ($120.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $360.00 (three times the Monthly Deduction due at the beginning of the Grace Period) equals:

•                  three times the Monthly Deduction due at the beginning of the Grace Period, which is $360.00; minus

•                  the Accumulated Value at the time the premium is paid to keep the Policy in force, which is $1,500.00; plus

•                  the Surrender Charge at the time the premium is paid to keep the Policy in force, which is $1,400.00

The total of these amounts is $260.00 ($360.00 – $1,500.00 + $1,400.00) and therefore the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period, is $260.00 ($360.00 – $1,500.00 + $1,400.00).

If the premium needed to keep the Policy in force is not paid by the later of the last day of the Grace Period or the 61st day after the notice of premium required to keep the Policy in force is sent, the Policy shall terminate without value.  However, we will not terminate the Policy at the end of the Grace Period if a claim begins under the waiver of Monthly Deductions rider.

Reinstatement.  A Policy that lapses without value may be reinstated at any time within five years (or any longer period required in a particular state) after the beginning of the Grace Period.  To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay a sufficient reinstatement premium.  The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved.  The Policy will be reinstated with the same Date of Issue as it had prior to the lapse.  The amount required to reinstate your Policy depends on whether or not your Policy is in the Policy Protection Period.

If reinstatement occurs during a Policy Protection Period, the required reinstatement payment shall be an amount equal to the greater of:

1)              the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to four times the Monthly Deduction due on the date the Grace Period began, or

2)              an amount equal to:

•                  the cumulative Minimum Monthly Premiums due at the start of the Grace Period, plus

•                  three times the Minimum Monthly Premium due at the start of the Grace Period, plus

•                  all Withdrawals; plus

•                  any debt; less

•                  all premiums paid.

However, in no case shall the reinstatement payment be more than the premium which will make the Cash Surrender Value sufficient to provide:

(a)          two times the Monthly Deduction due on the date the Grace Period began; plus

(b)         three times the Monthly Deduction due on the date of reinstatement.

If reinstatement occurs after the Policy Protection Period, the required reinstatement payment shall be an amount which will make the Cash Surrender Value sufficient to provide:

1)              two times the Monthly Deduction due on the date the Grace Period began; plus

2)              three times the Monthly Deduction due on the date of reinstatement.

The duration of a reinstated Policy will be computed without regard to the period between the final lapse date and the reinstatement date for the purpose of assigning Surrender Charges and Monthly Expense Charges.

Examples:

During the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the second Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $75.00 and the Minimum Monthly Premium is $150.00; (c) at the time of reinstatement the Monthly Deduction due is $100.00; (d) the Accumulated Value at the time of reinstatement is $1,500.00; (e) the Surrender Charge at the time of reinstatement equals $6,500.00; and (f) the total premiums paid equals $3,000.00.

In order to determine the required reinstatement payment, we first need to make the two calculations described above:

1).           To determine the premium which will be sufficient to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period, one must multiply the Monthly Deduction due at the beginning of the Grace Period by four, which is $300.00 ($75.00 x 4).

Based on the assumptions above, the premium required to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period is $300.00 (four times the Monthly Deduction due at the beginning of the Grace Period) minus $1,500.00 (the Accumulated Value at the time of reinstatement).  However, this produces a negative number, and the amount of the reinstatement payment cannot be less than $0.  Therefore, the reinstatement payment required to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period is equal to $0.

2).           An amount equal to:

•                  The cumulative Minimum Monthly Premiums due at the start of Grace Period, which is $2,700.00 ($150.00 x 18); plus

•                  Three times the Minimum Monthly Premium in effect at the start of the Grace Period, which is $450.00 ($150.00 x 3); plus

•                  all Withdrawals, which is $0; plus

•                  any debt, which is $0; less

•                  all total premiums paid, which is $3,000.00.

The total of these amounts is $150.00 ($2,700.00 + $450.00 + $0 +$0 – $3,000.00).

Therefore, having done the first two calculations above, the reinstatement payment equals $150.00 (the greater of $150.00 and $0).

However, in no case shall the reinstatement payment be more than the premium which will make the Cash Surrender Value sufficient to provide:

•                  Two times the Monthly Deduction due at the beginning of the Grace Period, which is $150.00 ($75.00 x 2); plus

•                  Three times the Monthly Deduction due on the date of reinstatement, which is $300.00 ($100.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $450.00 ($150.00 + $300.00) on the date of reinstatement equals:

•                  two times the Monthly Deduction due at the beginning of the Grace Period, which is $150.00 plus;

•                  three times the Monthly Deduction due on the date of reinstatement, which is $300,00; minus

•                  four times the Monthly Deduction due at the beginning of the Grace Period, which is $300.00; plus

•                  the Surrender Charge at the time of reinstatement, which is $6,500.00.

The total of these amounts is $5,300.00 ($150.00 + $300.00 – $300.00 + $6,500.00)).

Therefore, the reinstatement payment required to keep the Policy in force will be $150.00.  This amount is the greater of 1). or 2). and is not greater than $5,300.00 (the premium sufficient to produce a Cash Surrender Value equal to two times the Monthly Deduction due at the beginning of the Grace Period plus three times the Monthly Deduction due on the date of reinstatement).

After the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the eighth Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $120.00; (c) at the time of reinstatement the Monthly Deduction due is $130.00; (d) the Accumulated Value at the time of reinstatement is $1,500.00; and (e) the Surrender Charge at the time of reinstatement is $1,400.00.

In order to determine the reinstatement payment to keep the Policy in force beyond a Grace Period, one must calculate:

The reinstatement payment that will make the Cash Surrender Value sufficient to provide:

•                  Two times the Monthly Deduction due at the beginning of the Grace Period, which is $240.00 ($120.00 x 2); plus

•                  Three times the Monthly Deduction due on the date of reinstatement, which is $390.00 ($130.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $530.00 ($240.00 + $390.00) equals:

•                              two times the Monthly Deduction due at the beginning of the Grace Period, which is $240.00; plus

•                              three times the Monthly Deduction due on the date of reinstatement, which is $390.00; minus

•                              the Accumulated Value at the time of reinstatement, which is $1,500.00; plus

•                              the Surrender Charge at the time of reinstatement, which is $1,400.00.

The total of these amounts is $530.00 ($240.00 + $390.00 – $1,500.00 + $1,400.00).

However, if the calculations above produce a negative number, the amount of reinstatement payment will be $0.

Upon reinstatement, the Accumulated Value of the Policy at the time of final lapse will be restored along with the Accumulated Value available for deductions at the time that the Grace Period began,  the schedule of Surrender Charges for the policy months following the date the Grace Period began shall become the schedule of Surrender Charges for the policy months following the date of reinstatement, the schedule of Monthly Expense Charges for the policy months following the date the Grace Period began shall become the schedule of Monthly Expense Charges for the policy months following the date of reinstatement and the months remaining in the Policy Protection Period at the time of final lapse will be restored.

Reduced Paid-Up Benefit Provision for Residents of Certain States.  In Massachusetts, Florida, Wisconsin and Wyoming, the Owner of the Policy may, by written request to us, elect to apply the Cash Surrender Value to purchase paid-up life insurance.  The amount of insurance and its value going forward will be based on a 3% interest rate and the mortality table stated in the data section of the Policy.

In New York, the Owner of the Policy may, by written request to us, elect to continue the Policy as paid-up life insurance.  All or a portion of the Cash Surrender Value will be applied to purchase paid-up insurance and the rest will be paid out as cash.  The cash payout is determined such that the amount of cash received plus the Face Amount of your new paid-up insurance does not exceed the Death Benefit in force at the time this option is elected.  The amount of insurance and its value going forward will be calculated based on 3% interest rate and the mortality table stated in the data section of the Policy.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value.  Certain of the charges depend on a number of variables.  The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy.  We intend to profit from these charges.

Services and benefits we provide include:

•                  the Death Benefits, cash and loan benefits provided by the Policy;

•                  the funding choices, including Net Premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs, and Illuminations investment advisory service;

•                  the administration of various elective options under the Policy (including any riders); and

•                  the distribution of various reports to Owners.

Costs and Expenses we incur include:

•                  those associated with underwriting applications and changes in Face Amount and any rider;

•                  various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any rider);

•                  sales and marketing expenses;

•                  other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•                  Insureds may die sooner than estimated, resulting in the payment of greater Death Benefits than expected; and

•                  the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

We use all of the charges we deduct to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Expense Charge

We will deduct 6% from each premium payment prior to allocation of Net Premiums.  This may be used to cover state premium taxes, the federal DAC Tax, and certain sales and marketing expenses.  We may profit from this charge and may use the charge for any lawful purpose.  The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848.  Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income.  The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

Surrender Charge

We impose a Surrender Charge which may be used to cover the costs associated with the sale of a Policy (including commissions paid to broker/dealers) if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year following issue or a Face Amount increase.  We may profit from this charge and may use the charge for any lawful purpose.  In addition to varying by the Policy Year following issue (or the Policy Year after a Face Amount increase), the amount of the surrender charge varies by the Insured’s issue age, sex, and rating as either a smoker or as a non-smoker.  The amount of the Surrender Charge ranges from a maximum of $54.38 per $1,000 of initial or increased Face Amount (based on an Insured who is a female smoker, age 61, during the first Policy Year) to a minimum of $1.35 per $1,000 of initial or increased Face Amount (based on an Insured who is a female nonsmoker, age 0, during the tenth Policy Year).

The first year Surrender Charges are presented in Appendix B to this prospectus for all states except New York, in Appendix C to this prospectus for New York and in Appendix D to this prospectus for Pennsylvania.  Both Appendix B, C and D express the Surrender Charge as a dollar amount per $1,000 of Initial Face Amount.  First year Surrender Charges range from $11.22 per $1,000 of Initial Face Amount for a female Issue Age of 0 in Pennsylvania to $54.38  per $1,000 of Initial Face Amount for a female smoker age 61 in a state other than New York and Pennsylvania.  There will be a Surrender Charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase.  Each such portion of the Surrender Charge will have a duration of ten Policy Years as measured from the issue date of the corresponding Face Amount.  Each portion of the Surrender Charge will be level during each Policy Year and decrease every year through year ten.  Surrender Charges in all states except New York decrease linearly by Policy Year until the end of the tenth Policy Year with some rounding.  The Surrender Charge schedule applicable to policies issued in New York is amortized such that the surrender charge is zero beginning in policy year 11.  New York surrender charges are limited to an expense allowance over 10 years; the second limit is calculated as the same expense allowance less the cumulative renewal Monthly Expense Charges due through the end of the Policy Year.  There will be no reduction in Surrender Charges upon a decrease in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date.  The Monthly Deduction consists of five components:

1.               the cost of insurance charge;

2.               the Monthly Policy Fee;

3.               the Monthly Expense Charge;

4.               the Monthly Account Value Charge; and

5.               the cost of any additional benefits provided by rider.  The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from month to month, the Monthly Deduction will also vary.  We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount.  If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.  If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge.  We will deduct a monthly cost of insurance charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date until the Insured reaches Attained Age 121 as part of the Monthly Deduction.  The cost of insurance charge is intended to be the primary charge for the Death Benefit provided by your Policy.  We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month.  Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured at the time the Policy is issued, sex, Rate Class and the Duration of the Policy, may vary, the cost of insurance charge will likely be different from month to month.  The guaranteed cost of insurance may range from $90.91 to

$0.02 per $1,000 of Net Amount at Risk per month.  The current cost of insurance charges range from $28.30 to $0.01 per $1,000 of Net Amount at Risk per month.

We may profit from this charge and may use the charge for any lawful purpose.

Net Amount at Risk.  The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value.  It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died.  The actual calculation uses the Unadjusted Death Benefit divided by 1.00246627, to take into account assumed monthly earnings at an annual rate of 3%.  We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates.  The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will be based on:

•                                         the Insured’s Attained Age,

•                                         the Insured’s sex,

•                                         the Insured’s Rate Class, and

•                                         the 2001 Commissioners Standard Ordinary (M/F) Smoker/Nonsmoker U ANB Mortality Tables.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will be based on the 2001 Commissioners Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables, which are gender blended tables.  There is no maturity date for the Policy.

Current Cost of Insurance Rates and How They are Determined.  The actual cost of insurance rates used (“current rates”) will depend on:

•                                         the Insured’s Issue Age,

•                                         the Insured’s sex,

•                                         the Insured’s Rate Class, and

•                                         the Policy’s Duration.

We periodically review the adequacy of our current cost of insurance rates and may adjust their level.  However, the current rates will never exceed guaranteed maximum cost of insurance rates.  Any such modification will be made on a class basis based on the classes initially identified when Policies are issued.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the Insured’s Issue Age, sex and Rate Class on the Date of Issue.  For each subsequent increase in Face Amount, we use the Insured’s Issue Age, sex, and Rate Class at the time of the increase.  Cost of Insurance rates vary by the Policy’s Duration.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the cost of insurance rate associated with the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We may also issue Policies on a guaranteed or simplified issue basis, where minimal or no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on these bases may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class.  The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates.  We currently place Insureds into the following Rate Classes:

•                                         elite preferred nonsmoker,

•                                         preferred nonsmoker,

•                                         standard nonsmoker,

•                                         preferred smoker,

•                                         standard smoker, and

•                                         substandard.

Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Insureds with Issue Ages less than 20 will be placed in the standard nonsmoker class.  If the Insured is a known smoker a substandard rating will be added to the Policy.

Monthly Policy Fee.  The Monthly Policy Fee is intended to reimburse us for administrative expenses associated with the Policy.  We may profit from this charge and may use the charge for any lawful purpose.  We will deduct a Monthly Policy Fee of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date until the Insured reaches Attained Age 121 as part of the Monthly Deduction.

Monthly Expense Charge.  The Monthly Expense Charge is intended to compensate us for administrative expenses and for the insurance coverage provided by the Policy.  We may profit from this charge and may use the charge for any lawful purpose, including covering distribution expenses.  During the first ten Policy Years and for ten years following an increase in Face Amount, we will deduct a Monthly Expense Charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction.  The Monthly Expense Charge is calculated as an amount per thousand of insurance which is determined based on the Initial Face Amount plus any increase in Face Amount.  The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Initial Face Amount of the Policy.

The Monthly Expense Charge rates will vary with the Initial Face Amount of the Policy in the following bands:

those with Initial Face Amounts less than $250,000;

those with Initial Face Amounts between $250,000 and $999,999, inclusive; and

those with Initial Face Amounts of $1,000,000 and greater.

On both a current and guaranteed basis the Monthly Expense Charge will apply during the first ten years following the Date of Issue for the Monthly Expense Charge associated with the Initial Face Amount and during the first ten years following each increase in Face Amount for the Monthly Expense Charge associated with each increase in Face Amount.  The guaranteed Monthly Expense Charge varies between $2.81 per $1,000 of Face Amount and $0.08 per $1,000 of Face Amount.  Appendix E shows the Monthly Expense Charge per $1,000 for each Issue Age, sex, and Rate Class.

There will be no reduction in the Monthly Expense Charge upon a decrease in Face Amount.

Monthly Account Value Charge.  We reserve the right to deduct a Monthly Account Value Charge as part of the Monthly Deduction.  We currently do not plan to assess a charge of this type.  The maximum charge we could charge in the future is 0.04% of Accumulated Value each month.  We may profit from this charge and may use the charge for any lawful purpose.

Optional Benefit Charges.  The Monthly Deduction will include charges for any additional benefits added to the Policy.  We discuss the charges for the riders below.  The monthly charges are also specified in the applicable rider and in the “Fee Table” section above.  An explanation of what is provided in consideration for each rider can be found in the description of each rider, either in the “Optional Benefits” section below or in the Statement of Additional Information.

We will deduct a charge for the waiver of monthly deductions rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 65.  The charge ranges from $0.27 to $0.05 per month, multiplied by the Monthly Deduction.

We will deduct the charge for the accidental death benefit rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 70.  The charge ranges from $0.18 to $0.02 per month per $1,000 of the accidental death benefit.

We will deduct the charge for the guaranteed insurability option rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 40.  The charge ranges from $0.16 to $0.02 per month times the option amount.

We will deduct the charge for the accelerated care rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 121.  The guaranteed charge ranges from $4.32 to $0.03 per $1,000 of Net Amount at Risk per month, plus between $0.92 and $0.0007 per dollar of Monthly Deduction.

We will deduct the charge for the chronic care protection rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 121.  The charge ranges from $4.34 to $0.01 per $1,000 of rider Face Amount per month.

We will deduct the charge for the balance sheet benefit rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date during the first ten Policy Years and during the first ten Policy Years following an increase in the Face Amount.  The charge ranges from $0.12 to $0.02 per $1,000 of Face Amount per month.

We will deduct the charge for the children’s term rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Policy Anniversary following the last covered dependent child’s 23rd birthday.  The charge is $0.46 per $1,000 of rider Face Amount while the rider is in force regardless of the number of children covered.

We will deduct the charge for the other insured rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the youngest covered other Insured reaches Attained Age 100.  The charge ranges from $38.71 to $0.01 per $1,000 of rider Face Amount per month for each other Insured.

We will deduct the charge for the waiver of specified premium rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 65.  The charge ranges from $0.07 to $0.03 per dollar of waiver benefit per month.

In addition, we will deduct the charge for the overloan protection rider when you exercise the rider.  The charge ranges from 4.20% to 0.87% of Accumulated Value.

Withdrawal Charge

Although we do not currently assess such a change, we may assess on each Withdrawal a charge of $25.  If assessed, we will deduct this Withdrawal Charge from the Withdrawal amount.  The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Fee

Although we do not currently assess such a charge, we may assess a transfer fee of $25 if the number of transfers exceeds 12 in a given Policy Year.  We may also pass through any fees charged by a portfolio as a result of the transfer, including a short-term trading or redemption fee.  The transfer fee is intended to reimburse us for administrative costs associated with processing a transfer.

Loan Interest Spread

A loan interest spread is assessed by crediting a lower rate on Accumulated Value held as loan collateral than the rate charged on the outstanding loan.  The maximum amount of loan interest spread is 2% of the amount held as Collateral. We currently plan to offer zero spread loans.  A loan interest spread is not a fee.

Projection Report Charge

Although we do not currently assess such a charge, we may impose a charge (not to exceed $25) for preparing each projection report you request, after the initial projection report.  This report will project future values and future Death Benefits for the Policy.  We will notify you in advance of the amount of the charge.  You may elect to pay the charge in advance.  If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Subaccount Tax Charge

We may deduct a subaccount tax charge for taxes and amounts set aside as a reserve for taxes in determining the value of a unit value for each of the subaccounts in the event such a tax is levied on that subaccount in the future.  This charge is currently not assessed.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value.  The net asset value of those shares reflects management fees and expenses already deducted from the assets of the portfolios.  Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above.  More detailed information is contained in the portfolios’ prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Policies.  You do not directly pay these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders.  Election of any of these riders involves an additional cost.  The riders are subject to the restrictions and limitations set forth in the applicable Policy riders.  The following riders are available under the Policy.

•                                          Accelerated Care Rider

•                                          Accelerated Benefit Rider

•                                          Accidental Death Benefit Rider

•                                          Balance Sheet Benefit Rider

•                                          Children’s Term Rider

•                                          Chronic Care Protection Rider

•                                          Guaranteed Insurability Option Rider

•                                          Other Insured Rider

•                                          Overloan Protection Rider

•                                          Qualified Plan Exchange Privilege Rider

•                                          Waiver of Monthly Deductions Rider

•                                          Waiver of Specified Premium Rider

Any one of these riders may not be available in your state and the terms of the rider may vary by state.  We describe certain of the riders below.  More information about the riders is available from your agent and in the Statement of Additional Information.

Accelerated Care Rider

We offer an optional accelerated care rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit if the Insured becomes “chronically ill”.  If you exercise this rider, any participation in the Illuminations program will terminate.  A more complete description of the accelerated care rider is provided in the Statement of Additional Information.

Chronic Care Protection Rider

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy has been accelerated.  A more complete description of the chronic care protection rider is provided in the Statement of Additional Information.

Accelerated Benefit Rider

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.  Again, a more complete description of the accelerated benefit rider is provided in the Statement of Additional Information.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise and exercise the rider before the Policy lapses.  There is no charge for electing the rider, but you will be charged if the rider is exercised.  See Appendix F for an example of the benefit.

Availability.  This rider is available only if the GPT is elected for determining compliance with the federal definition of life insurance.

Mechanics of the Rider.  As described in your rider, the rider may be exercised if all the following conditions are met:

3)              the Attained Age of the Insured is greater than or equal to 75; and

4)              the Policy to which the rider is attached has been in force for at least fifteen years from the Policy Date of Issue; and

5)              outstanding debt on the Policy must exceed the total Face Amount of the Policy; and

6)              the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met.  The rider must be exercised within sixty days of the date we mail notification.  If it is not, the rider will terminate.

Other Effects of Exercise.  All values from the Separate Account will be transferred to the General Account.  No further transfers from the General Account to the Separate Account may be made.  No additional premiums may be paid into the Policy.  Withdrawals will no longer be allowed.  Monthly Deductions will cease.  Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate.  The Policy Death Benefit Options will be switched to Option A if Option B is in effect.  No adjustments will be made to the Policy Face Amount.  No further change in Death Benefit Option and no further loans will be permitted.

Other Possible Products.  Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra Select and AssurePlus Protector policies.  If you do not plan on making use of the subaccounts offered in Investor Select, then another non-variable universal life policy may be more cost effective for you.

Termination.  This rider will terminate on the earliest of:

•      the date that your Policy terminates or matures (depending on the state of issue);

•      60 days following our mailing of notification that the conditions for exercising this rider have been met; or

•      the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters.  With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse.  Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy.  You should consult a tax advisor before exercising the Overloan Protection Rider.

Additional information relating to the overloan protection rider is provided in the Statement of Additional Information.

Balance Sheet Benefit Rider

We offer an optional balance sheet benefit rider, which can be used to increase the Cash Surrender Value of the Policy during periods when Surrender Charges apply.  There is a monthly cost for the rider that will reduce the Policy’s Accumulated Value and long term Cash Surrender Value relative to a similar Policy without the rider.  Thus, careful consideration should be given before electing this rider.  A more complete description of the balance sheet benefit rider is provided in the Statement of Additional Information.

Children’s Term Rider

We offer an optional children’s term rider that provides term insurance for the Face Amount of the rider on all of the Insured’s dependent children.  A more complete description of the children’s term rider is available in the Statement of Additional Information.

Other Insured Rider

We offer an optional other insured rider that provides annual renewable term insurance on up to five other Insureds.  A more complete description of the other insured rider is available in the Statement of Additional Information.

Qualified Plan Exchange Privilege Rider

The qualified plan exchange privilege rider permits the Insured under a Policy owned by a Qualified Pension Plan (Qualified Pension and Profit Sharing Plans that have met all the requirements under Internal Revenue Code Section 401) to purchase a new life insurance policy without providing evidence of insurability, subject to the terms of the rider, when the original Policy is surrendered by the Plan.  There is no charge for this rider.  A more complete description of the qualified plan exchange privilege rider is available in the Statement of Additional Information.

Waiver of Specified Premium Rider

If you elect the waiver of specified premium rider, we will pay the specified waiver benefit as a premium into the Policy on a monthly basis if the Insured becomes totally disabled, subject to certain conditions.  A more complete description of the waiver of specified premium rider is available in the Statement of Additional Information.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  Counsel or other competent tax advisors should be consulted for more complete information.  This discussion is based upon our understanding of the present federal income tax laws.  No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, National Life believes that a Policy issued on the basis of a standard Rate Class should satisfy the applicable requirements.  There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the Policy.  In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the chronic care protection rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the Policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Policies, National Life believes that the owner of a Policy should not be treated as the owner of the underlying assets.  While National Life believes that the Policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for federal income tax purposes.  It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

Tax Treatment of Policy Benefits

In General.  National Life believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary.  Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (e.g., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences.  A tax advisor should be consulted before effecting any of these Policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Accumulated Value, including increments thereof, until there is a distribution.  The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”.  Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.  In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.”  A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid in the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven years, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount.  If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy.  A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years.  To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.  A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)                                  All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)                                  Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)                                  A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, all distributions that occur during the Policy Year in which the Policy becomes a Modified Endowment Contract and all subsequent distributions will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income.  However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with loans (like the loans permitted under the Policy) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premium payments.  When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free, plus, in the case of a Modified Endowment Contract, an outstanding indebtedness that has been subject to tax.

Policy Loans.  In general, interest paid on any loan under a Policy will not be deductible.  If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly.  Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider.  Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.  You should consult a tax adviser as to the tax risks associated with the overloan protection rider.  See Appendix F for more information about the rider.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges.  Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the Insured is a taxable event).  Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract.  The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy.  Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the policy.  You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.  The Policy is not for sale outside of the U.S.

Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies.  All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses and the IRS has issued guidance regarding split dollar insurance.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy.  In addition, if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy.  If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death.  The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.  The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to

$5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%.  Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders.  For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any federal, state or local taxes (other than the charge for state premium taxes and the DAC Tax) that may be attributable to the subaccounts or to the policies.  National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits, from time to time.  Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate Account.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies.  Pursuant to this agreement, ESI serves as principal underwriter for the Policies.  ESI sells the Policies through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Policy are registered with FINRA and with the states in which they do business.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies.  The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount.  For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.  The commission schedule will vary from the above if the Owner chooses to include the balance sheet benefit rider in the Policy, but in this case the present value of total commissions will not exceed the above schedule.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, will receive commission during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount.  In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount.  For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid.  For Policy Year 11 and after, the commission will be 1.5% of all premiums paid.  For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum broker-dealer commission will be 50% up to the target amount for the increase.  A portion of the payments made to selling broker-dealers firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated broker-dealers who sell the Policy.  Those unaffiliated broker-dealers may in turn provide loans to their registered representatives, to finance business development.  National Life may then provide further loans to the broker-dealers, or may forgive outstanding loans based on specified business criteria, including sales of the Policies.

From time to time we may offer specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives.  These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or to the Separate Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

DWS, Fidelity, Franklin Templeton and T. Rowe Price make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to no greater than 0.25% of Separate Account assets invested in the particular fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability.  The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law).  Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the Insured’s age or sex was stated incorrectly in the application or any supplemental application, we will adjust the Face Amount to the amount that would have been payable at the correct age and sex based on the most recent Monthly Deduction before the date we received proof to our satisfaction of such misstatement. If the Insured’s age has been overstated or understated, we will calculate future Monthly Deductions based on the Insured’s correct age and sex. If the Insured has died, we will adjust the Face Amount as of the last Monthly Policy Date prior to the Insured’s death.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses for the portfolios, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account are included in the Statement of Additional Information.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on Real Estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Automatic Payment Plan	Monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.”

Beneficiary

The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to specified Policy acquisition expenses under Internal Revenue Code Section 848.

Date of Issue

The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit

The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions .

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration

The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period

A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment which is determined as follows.

During the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall equal the greater of 1) the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to three times the Monthly Deduction due at the beginning of the Grace Period, or 2) an amount equal to the sum of

• the cumulative Minimum Monthly Premiums due at the start of the Grace Period; plus
• three times the Minimum Monthly Premium in effect at the beginning of the Grace Period; plus

• all Withdrawals; plus
• any debt; less
• all premiums paid,

but not more than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

The premium needed to keep the Policy in force beyond a Grace Period which ends after the Policy Protection Period shall be the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604.

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium

The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium

The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Account Value Charge	A monthly charge up to 0.04% of Policy Value per month included in the Monthly Deduction.

Monthly Deduction

The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Policy Fee, the cost of insurance charge, the Monthly Expense Charge, the Monthly Account Value Charge, and the monthly cost of any benefits provided by riders.

Monthly Expense Charge

The Monthly Expense Charge is computed as the product of the original Face Amount of the Policy and the appropriate Monthly Expense Charge rate. A separate Monthly Expense Charge will apply to each increase in Face Amount. The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Face Amount of the Policy at Issue.

Monthly Policy Date

The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Monthly Policy Fee	A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Percent of Premium Expense Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium

The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Protection Period

The first 60 months following the Date of Issue during which this Policy remains continuously in force is referred to as the Policy Protection Period. An increase in coverage does not initiate a new Policy Protection Period.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Percent of Premium Expense Charge	A charge deducted from each premium payment. This may be used to cover the cost of state and local premium taxes, the federal DAC Tax, and certain sales and marketing expenses.

Rate Class

The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Separate Account	National Variable Life Insurance Account.

Surrender Charge

The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first ten Policy Years or the first ten years following an increase in coverage. The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit

Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day

A Valuation Day is each day that the New York Stock Exchange is customarily open for trading, except for any day on which trading is restricted by directive of the Securities and Exchange Commission. A Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal

A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal charge will be deducted from the Withdrawal amount.

APPENDIX A:  Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account.  The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%.  These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 45 in the Standard Nonsmoker Rate Class with a Face Amount of $250,000, Death Benefit Option A, GPT, and Planned Periodic Premiums of $3,000, paid at the beginning of each Policy Year.  The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a smoker or substandard class because the cost of insurance charges are higher for these classes.  Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years.  The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.  The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the Monthly Deductions are based on the maximum level permitted under the Policy; the columns under the heading “Current” assume that throughout the life of the Policy, the Monthly Deductions are based on the rates currently in effect.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations is 0.86%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.66%, which represents a simple average of the fees incurred by the Portfolios during 2010, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2010, and expenses of 0.15%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2010. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made.  The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative.  The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.

Upon request, by calling 1-800-732-8939 or sending an email to CustomerRelations@nationallife.com,  National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested.

Investor Select does not have a maturity date, except where required by state law. Guaranteed COI’s are assessed through Attained Age 121.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -0.86%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,237	0	250,000	1,719	0	250,000
2	6,458	2,402	0	250,000	3,395	0	250,000
3	9,930	3,496	0	250,000	4,999	0	250,000
4	13,577	4,549	0	250,000	6,562	1,309	250,000
5	17,406	5,533	1,030	250,000	8,083	3,581	250,000
6	21,426	6,449	2,696	250,000	9,536	5,784	250,000
7	25,647	7,298	4,298	250,000	10,921	7,921	250,000
8	30,080	8,053	5,803	250,000	12,240	9,990	250,000
9	34,734	8,715	7,215	250,000	13,465	11,965	250,000
10	39,620	9,229	8,479	250,000	14,627	13,877	250,000
15	67,972	13,952	13,952	250,000	23,550	23,550	250,000
20	104,158	13,380	13,380	250,000	29,148	29,148	250,000
25	150,340	4,004	4,004	250,000	30,390	30,390	250,000
30	209,282				23,053	23,053	250,000
35	284,509				1,027	1,027	250,000
40	380,519
45	503,055
50	659,446
55	859,045
60	1,113,789
65	1,438,914
70	1,853,865
75	2,383,459

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 5.09%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,355	0	250,000	1,853	0	250,000
2	6,458	2,714	0	250,000	3,770	0	250,000
3	9,930	4,079	0	250,000	5,726	0	250,000
4	13,577	5,481	229	250,000	7,753	2,500	250,000
5	17,406	6,892	2,389	250,000	9,855	5,353	250,000
6	21,426	8,313	4,560	250,000	12,008	8,256	250,000
7	25,647	9,745	6,745	250,000	14,216	11,216	250,000
8	30,080	11,160	8,910	250,000	16,482	14,232	250,000
9	34,734	12,559	11,059	250,000	18,781	17,281	250,000
10	39,620	13,884	13,134	250,000	21,147	20,397	250,000
15	67,972	24,359	24,359	250,000	38,882	38,882	250,000
20	104,158	32,406	32,406	250,000	58,808	58,808	250,000
25	150,340	33,917	33,917	250,000	81,062	81,062	250,000
30	209,282	21,753	21,753	250,000	104,145	104,145	250,000
35	284,509				127,275	127,275	250,000
40	380,519				147,634	147,634	250,000
45	503,055				159,780	159,780	250,000
50	659,446				146,092	146,092	250,000
55	859,045				1,403	1,403	250,000
60	1,113,789
65	1,438,914
70	1,853,865
75	2,383,459

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 7.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,394	0	250,000	1,897	0	250,000
2	6,458	2,822	0	250,000	3,899	0	250,000
3	9,930	4,286	0	250,000	5,982	0	250,000
4	13,577	5,820	568	250,000	8,184	2,932	250,000
5	17,406	7,400	2,898	250,000	10,515	6,012	250,000
6	21,426	9,029	5,277	250,000	12,953	9,201	250,000
7	25,647	10,711	7,711	250,000	15,509	12,509	250,000
8	30,080	12,422	10,172	250,000	18,192	15,942	250,000
9	34,734	14,165	12,665	250,000	20,984	19,484	250,000
10	39,620	15,885	15,135	250,000	23,923	23,173	250,000
15	67,972	29,476	29,476	250,000	46,305	46,305	250,000
20	104,158	43,232	43,232	250,000	75,188	75,188	250,000
25	150,340	54,306	54,306	250,000	113,369	113,369	250,000
30	209,282	58,010	58,010	250,000	164,758	164,758	250,000
35	284,509	39,238	39,238	250,000	240,357	240,357	252,375
40	380,519				350,909	350,909	368,455
45	503,055				500,373	500,373	525,391
50	659,446				708,030	708,030	715,110
55	859,045				1,004,412	1,004,412	1,014,456
60	1,113,789				1,416,639	1,416,639	1,430,805
65	1,438,914				1,991,176	1,991,176	2,011,088
70	1,853,865				2,791,933	2,791,933	2,819,852
75	2,383,459				3,907,980	3,907,980	3,947,060

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -0.86%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,160	0	252,160	2,651	0	252,651
2	8,610	4,232	0	254,232	5,249	0	255,249
3	13,241	6,217	214	256,217	7,765	1,762	257,765
4	18,103	8,146	2,893	258,146	10,229	4,977	260,229
5	23,208	9,989	5,487	259,989	12,643	8,140	262,643
6	28,568	11,749	7,996	261,749	14,976	11,224	264,976
7	34,196	13,425	10,425	263,425	17,230	14,230	267,230
8	40,106	14,990	12,740	264,990	19,405	17,155	269,405
9	46,312	16,446	14,946	266,446	21,471	19,971	271,471
10	52,827	17,733	16,983	267,733	23,461	22,711	273,461
15	90,630	25,971	25,971	275,971	36,244	36,244	286,244
20	138,877	28,277	28,277	278,277	45,026	45,026	295,026
25	200,454	21,484	21,484	271,484	48,607	48,607	298,607
30	279,043	1,575	1,575	251,575	42,565	42,565	292,565
35	379,345				22,196	22,196	272,196
40	507,359
45	670,741
50	879,262
55	1,145,393
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 5.09%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,333	0	252,333	2,840	0	252,840
2	8,610	4,711	0	254,711	5,793	0	255,793
3	13,241	7,138	1,135	257,138	8,835	2,833	258,835
4	18,103	9,645	4,392	259,645	12,001	6,749	262,001
5	23,208	12,205	7,703	262,205	15,298	10,795	265,298
6	28,568	14,822	11,069	264,822	18,701	14,948	268,701
7	34,196	17,497	14,497	267,497	22,215	19,215	272,215
8	40,106	20,203	17,953	270,203	25,847	23,597	275,847
9	46,312	22,942	21,442	272,942	29,571	28,071	279,571
10	52,827	25,652	24,902	275,652	33,424	32,674	283,424
15	90,630	43,683	43,683	293,683	59,490	59,490	309,490
20	138,877	60,074	60,074	310,074	88,934	88,934	338,934
25	200,454	70,255	70,255	320,255	121,074	121,074	371,074
30	279,043	67,492	67,492	317,492	151,424	151,424	401,424
35	379,345	36,318	36,318	286,318	173,655	173,655	423,655
40	507,359				172,838	172,838	422,838
45	670,741				121,343	121,343	371,343
50	879,262
55	1,145,393
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

NATIONAL LIFE

INVESTOR SELECT FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 7.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,391	0	252,391	2,903	0	252,903
2	8,610	4,876	0	254,876	5,980	0	255,980
3	13,241	7,463	1,460	257,463	9,212	3,210	259,212
4	18,103	10,188	4,936	260,188	12,642	7,389	262,642
5	23,208	13,030	8,528	263,030	16,283	11,781	266,283
6	28,568	15,997	12,244	265,997	20,120	16,368	270,120
7	34,196	19,096	16,096	269,096	24,166	21,166	274,166
8	40,106	22,306	20,056	272,306	28,436	26,186	278,436
9	46,312	25,633	24,133	275,633	32,915	31,415	282,915
10	52,827	29,023	28,273	279,023	37,648	36,898	287,648
15	90,630	52,278	52,278	302,278	70,699	70,699	320,699
20	138,877	77,776	77,776	327,776	113,063	113,063	363,063
25	200,454	101,979	101,979	351,979	166,803	166,803	416,803
30	279,043	119,028	119,028	369,028	231,092	231,092	481,092
35	379,345	113,470	113,470	363,470	304,158	304,158	554,158
40	507,359	54,268	54,268	304,268	376,345	376,345	626,345
45	670,741				425,341	425,341	675,341
50	879,262				408,125	408,125	658,125
55	1,145,393				252,801	252,801	502,801
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results.  Actual investment results may be more or less than those shown.  The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years.  The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts.  No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

APPENDIX B:  First Year Surrender Charge

(Annual rates per $1,000 of Face Amount)

	Male		Female
Issue Age	NS	S	NS	S
0	14.11	n/a	13.59	n/a
1	14.21	n/a	13.69	n/a
2	14.33	n/a	13.80	n/a
3	14.47	n/a	13.93	n/a
4	14.62	n/a	14.06	n/a
5	14.78	n/a	14.20	n/a
6	14.95	n/a	14.34	n/a
7	15.12	n/a	14.49	n/a
8	15.30	n/a	14.64	n/a
9	15.48	n/a	14.80	n/a
10	15.68	n/a	14.96	n/a
11	15.88	n/a	15.14	n/a
12	16.09	n/a	15.31	n/a
13	16.30	n/a	15.50	n/a
14	16.53	n/a	15.69	n/a
15	16.76	n/a	15.89	n/a
16	16.99	n/a	16.09	n/a
17	17.23	n/a	16.30	n/a
18	17.47	n/a	16.52	n/a
19	17.72	n/a	16.75	n/a
20	17.97	19.85	16.98	18.76
21	18.25	20.20	17.24	19.09
22	18.54	20.56	17.49	19.43
23	18.84	20.94	17.77	19.78
24	19.15	21.34	18.05	20.15
25	19.48	21.75	18.35	20.54
26	19.83	22.17	18.65	20.92
27	20.18	22.58	18.97	21.33
28	20.53	23.03	19.29	21.75
29	20.91	23.50	19.64	22.19
30	21.31	23.98	20.00	22.65
31	21.72	24.47	20.36	23.13
32	22.15	25.02	20.75	23.63
33	22.61	25.58	21.16	24.15
34	23.09	26.18	21.58	24.72
35	23.59	26.81	22.03	25.29
36	24.10	27.42	22.48	25.89
37	24.64	28.10	22.95	26.50
38	25.20	28.81	23.43	27.14
39	25.78	29.55	23.94	27.81
40	26.41	30.33	24.47	28.53
41	27.05	31.13	25.03	29.25
42	27.76	31.99	25.61	30.02
43	28.46	32.87	26.21	30.85
44	29.21	33.82	26.86	31.71
45	30.02	34.81	27.54	32.61
46	30.85	35.86	28.26	33.59
47	31.75	36.94	29.01	34.60
48	32.68	38.07	29.78	35.66
49	33.67	39.30	30.61	36.79
50	34.75	40.61	31.50	37.97
51	35.84	42.00	32.43	39.22
52	37.01	43.50	33.39	40.53
53	38.28	45.07	34.43	41.91
54	39.63	46.76	35.48	43.34
55	41.07	48.54	36.64	44.79
56	42.53	50.36	37.84	46.34
57	44.08	52.29	39.11	47.94
58	45.72	53.55	40.45	49.62
59	47.50	53.22	41.86	51.36
60	49.56	52.70	43.35	53.12
61	51.50	52.28	44.86	54.38
62	53.58	51.86	46.49	54.04
63	53.46	51.35	48.25	53.70
64	53.12	50.83	50.14	53.34
65	52.77	50.32	51.93	52.93
66	52.23	49.54	53.71	52.54
67	51.68	48.79	53.89	51.96
68	51.12	48.57	53.38	51.31
69	50.56	48.24	52.86	50.63
70	50.00	48.05	52.35	49.87
71	49.49	47.84	51.79	49.11
72	49.16	47.61	51.22	48.42
73	48.85	47.49	50.66	47.99
74	48.67	47.26	50.09	47.86
75	48.48	47.02	49.53	47.70
76	48.21	46.69	49.14	47.54
77	47.93	46.37	48.96	47.33
78	47.77	45.97	48.69	47.10
79	47.61	45.55	48.39	46.81
80	47.42	45.06	48.05	46.51
81	47.17	44.47	47.89	46.18
82	46.85	43.77	47.72	45.77
83	46.41	42.79	47.46	45.08
84	45.88	41.60	47.08	44.09
85	45.25	40.03	46.54	42.67

Unisex policies will have Surrender Charges and Monthly Expense Charges that are higher than those for females above but lower than those for males.

B-1

APPENDIX C:  First Year Surrender Charge New York

(Annual rates per $1,000 of Face Amount)

	Male		Female
Issue Age	NS	S	NS	S
0	11.95	n/a	11.54	n/a
1	12.01	n/a	11.61	n/a
2	12.10	n/a	11.69	n/a
3	12.20	n/a	11.78	n/a
4	12.32	n/a	11.88	n/a
5	12.45	n/a	11.98	n/a
6	12.58	n/a	12.09	n/a
7	12.71	n/a	12.21	n/a
8	12.86	n/a	12.32	n/a
9	13.01	n/a	12.45	n/a
10	13.17	n/a	12.58	n/a
11	13.33	n/a	12.71	n/a
12	13.50	n/a	12.85	n/a
13	13.68	n/a	13.00	n/a
14	13.86	n/a	13.15	n/a
15	14.05	n/a	13.31	n/a
16	14.25	n/a	13.48	n/a
17	14.44	n/a	13.65	n/a
18	14.64	n/a	13.83	n/a
19	14.85	n/a	14.02	n/a
20	15.06	16.77	14.21	15.76
21	15.29	17.07	14.42	16.05
22	15.54	17.39	14.64	16.35
23	15.79	17.73	14.87	16.66
24	16.06	18.08	15.12	16.98
25	16.35	18.44	15.37	17.33
26	16.64	18.82	15.63	17.67
27	16.95	19.19	15.90	18.04
28	17.25	19.60	16.19	18.42
29	17.59	20.02	16.49	18.82
30	17.94	20.45	16.81	19.24
31	18.31	20.91	17.12	19.68
32	18.69	21.41	17.47	20.14
33	19.11	21.93	17.84	20.62
34	19.54	22.49	18.22	21.15
35	20.00	23.08	18.62	21.68
36	20.46	23.66	19.03	22.24
37	20.96	24.30	19.45	22.81
38	21.48	24.98	19.89	23.41
39	22.02	25.68	20.36	24.05
40	22.60	26.43	20.85	24.73
41	23.20	27.20	21.37	25.42
42	23.87	28.02	21.91	26.16
43	24.53	28.87	22.47	26.95
44	25.24	29.80	23.07	27.79
45	26.01	30.76	23.72	28.66
46	26.81	31.77	24.40	29.61
47	27.66	32.83	25.11	30.59
48	28.56	33.94	25.85	31.62
49	29.52	35.14	26.64	32.73
50	30.56	36.43	27.49	33.89
51	31.62	37.81	28.39	35.11
52	32.77	39.30	29.32	36.41
53	34.01	40.85	30.32	37.76
54	35.34	42.53	31.34	39.17
55	36.75	43.49	32.47	40.61
56	38.19	43.28	33.64	42.14
57	39.73	43.10	34.88	43.74
58	41.36	42.87	36.19	44.36
59	43.12	42.60	37.57	44.17
60	43.74	42.14	39.04	43.90
61	43.46	41.78	40.53	43.66
62	43.18	41.41	42.15	43.38
63	42.90	40.95	43.89	43.09
64	42.63	40.50	44.49	42.78
65	42.35	40.04	44.18	42.44
66	41.87	39.32	43.74	42.11
67	41.39	38.64	43.29	41.59
68	40.91	38.48	42.85	41.00
69	40.42	38.21	42.41	40.38
70	39.93	38.08	41.96	39.68
71	39.49	37.92	41.47	38.98
72	39.21	37.75	40.97	38.35
73	38.96	37.68	40.48	37.97
74	38.85	37.50	39.98	37.88
75	38.71	37.30	39.48	37.76
76	38.50	37.03	39.15	37.66
77	38.27	36.75	39.03	37.49
78	38.15	36.38	38.83	37.30
79	38.03	35.98	38.59	37.06
80	37.88	35.53	38.30	36.80
81	37.66	34.95	38.19	36.50
82	37.36	34.27	38.06	36.11
83	36.95	33.32	37.85	35.44
84	36.44	32.15	37.51	34.47
85	35.82	30.58	37.00	33.06

Unisex policies will have Surrender Charges and Monthly Administrative Charges that are higher than those for females above but lower than those for males.

C-1

APPENDIX D:  First Year Surrender Charge Pennsylvania

(Annual rates per $1,000 of Face Amount)

NS = Nonsmoker	S = Smoker

	Male		Female
Issue Age	NS	S	NS	S
0	11.56	n/a	11.22	n/a
1	11.60	n/a	11.27	n/a
2	11.66	n/a	11.33	n/a
3	11.74	n/a	11.40	n/a
4	11.84	n/a	11.47	n/a
5	11.94	n/a	11.55	n/a
6	12.05	n/a	11.64	n/a
7	12.16	n/a	11.73	n/a
8	12.29	n/a	11.83	n/a
9	12.41	n/a	11.93	n/a
10	12.55	n/a	12.04	n/a
11	12.69	n/a	12.15	n/a
12	12.84	n/a	12.27	n/a
13	13.00	n/a	12.39	n/a
14	13.16	n/a	12.52	n/a
15	13.33	n/a	12.65	n/a
16	13.49	n/a	12.79	n/a
17	13.66	n/a	12.93	n/a
18	13.83	n/a	13.09	n/a
19	14.00	n/a	13.25	n/a
20	14.19	15.82	13.42	14.83
21	14.39	16.10	13.60	15.10
22	14.60	16.39	13.79	15.37
23	14.83	16.70	14.00	15.66
24	15.07	17.02	14.22	15.96
25	15.32	17.36	14.44	16.28
26	15.59	17.72	14.67	16.60
27	15.86	18.06	14.92	16.94
28	16.14	18.43	15.18	17.29
29	16.44	18.83	15.45	17.67
30	16.76	19.23	15.74	18.08
31	17.10	19.67	16.04	18.49
32	17.46	20.15	16.36	18.93
33	17.84	20.64	16.70	19.39
34	18.25	21.18	17.06	19.90
35	18.68	21.75	17.43	20.41
36	19.12	22.31	17.82	20.95
37	19.59	22.94	18.21	21.51
38	20.08	23.60	18.63	22.09
39	20.60	24.28	19.07	22.71
40	21.16	25.02	19.54	23.38
41	21.74	25.78	20.04	24.06
42	22.38	26.59	20.56	24.79
43	23.03	27.43	21.10	25.58
44	23.72	28.35	21.69	26.41
45	24.46	29.30	22.32	27.27
46	25.24	30.31	22.98	28.22
47	26.08	31.36	23.68	29.20
48	26.96	32.46	24.40	30.24
49	27.91	33.66	25.18	31.35
50	28.94	34.95	26.02	32.51
51	29.98	36.33	26.90	33.75
52	31.13	37.82	27.83	35.05
53	32.36	39.38	28.82	36.41
54	33.68	41.07	29.83	37.82
55	35.09	42.86	30.95	39.27
56	36.52	44.67	32.11	40.80
57	38.05	46.61	33.34	42.39
58	39.68	48.61	34.65	44.07
59	41.44	50.72	36.02	45.80
60	43.50	52.70	37.48	47.55
61	45.43	52.28	38.96	49.45
62	47.52	51.86	40.57	51.43
63	49.75	51.35	42.30	53.53
64	52.13	50.83	44.18	53.34
65	52.77	50.32	45.95	52.93
66	52.23	49.54	47.72	52.54
67	51.68	48.79	49.65	51.96
68	51.12	48.57	51.74	51.31
69	50.56	48.24	52.86	50.63
70	50.00	48.05	52.35	49.87
71	49.49	47.84	51.79	49.11
72	49.16	47.61	51.22	48.42
73	48.85	47.49	50.66	47.99
74	48.67	47.26	50.09	47.86
75	48.48	47.02	49.53	47.70
76	48.21	46.69	49.14	47.54
77	47.93	46.37	48.96	47.33
78	47.77	45.97	48.69	47.10
79	47.61	45.55	48.39	46.81
80	47.42	45.06	48.05	46.51
81	47.17	44.47	47.89	46.18
82	46.85	43.77	47.72	45.77
83	46.41	42.79	47.46	45.08
84	45.88	41.60	47.08	44.09
85	45.25	40.03	46.54	42.67

Unisex policies will have Surrender Charges and Monthly Expense Charges that are higher than those for females above but lower than those for males.

D-1

APPENDIX E:  Monthly Expense Charge Per $1,000 of Initial Face Amount

EPNS = Elite Preferred Nonsmoker	PS = Preferred Smoker
PNS = Preferred Nonsmoker	SS = Standard Smoker
SNS = Standard Nonsmoker

Issue	Male					Female
Age	EPNS	PNS	SNS	PS	SS	EPNS	PNS	SNS	PS	SS
0	N/A	N/A	0.0935	N/A	N/A	N/A	N/A	0.0788	N/A	N/A
1	N/A	N/A	0.0954	N/A	N/A	N/A	N/A	0.0804	N/A	N/A
2	N/A	N/A	0.0973	N/A	N/A	N/A	N/A	0.0820	N/A	N/A
3	N/A	N/A	0.0992	N/A	N/A	N/A	N/A	0.0836	N/A	N/A
4	N/A	N/A	0.1012	N/A	N/A	N/A	N/A	0.0853	N/A	N/A
5	N/A	N/A	0.1032	N/A	N/A	N/A	N/A	0.0870	N/A	N/A
6	N/A	N/A	0.1053	N/A	N/A	N/A	N/A	0.0887	N/A	N/A
7	N/A	N/A	0.1074	N/A	N/A	N/A	N/A	0.0905	N/A	N/A
8	N/A	N/A	0.1095	N/A	N/A	N/A	N/A	0.0923	N/A	N/A
9	N/A	N/A	0.1117	N/A	N/A	N/A	N/A	0.0941	N/A	N/A
10	N/A	N/A	0.1139	N/A	N/A	N/A	N/A	0.0960	N/A	N/A
11	N/A	N/A	0.1162	N/A	N/A	N/A	N/A	0.0979	N/A	N/A
12	N/A	N/A	0.1185	N/A	N/A	N/A	N/A	0.0999	N/A	N/A
13	N/A	N/A	0.1209	N/A	N/A	N/A	N/A	0.1019	N/A	N/A
14	N/A	N/A	0.1233	N/A	N/A	N/A	N/A	0.1039	N/A	N/A
15	N/A	N/A	0.1258	N/A	N/A	N/A	N/A	0.1060	N/A	N/A
16	N/A	N/A	0.1283	N/A	N/A	N/A	N/A	0.1081	N/A	N/A
17	N/A	N/A	0.1309	N/A	N/A	N/A	N/A	0.1103	N/A	N/A
18	N/A	N/A	0.1335	N/A	N/A	N/A	N/A	0.1125	N/A	N/A
19	N/A	N/A	0.1362	N/A	N/A	N/A	N/A	0.1148	N/A	N/A
20	0.1349	0.1359	0.1389	0.1593	0.1607	0.1148	0.1152	0.1171	0.1259	0.1270
21	0.1366	0.1376	0.1406	0.1617	0.1631	0.1161	0.1165	0.1183	0.1272	0.1283
22	0.1384	0.1394	0.1424	0.1641	0.1655	0.1190	0.1198	0.1205	0.1289	0.1296
23	0.1402	0.1412	0.1442	0.1666	0.1680	0.1200	0.1210	0.1219	0.1307	0.1315
24	0.1420	0.1430	0.1460	0.1691	0.1705	0.1218	0.1228	0.1231	0.1330	0.1342
25	0.1438	0.1448	0.1478	0.1716	0.1731	0.1235	0.1245	0.1251	0.1336	0.1350
26	0.1456	0.1466	0.1496	0.1742	0.1757	0.1265	0.1275	0.1279	0.1389	0.1401
27	0.1495	0.1505	0.1535	0.1792	0.1832	0.1295	0.1305	0.1307	0.1407	0.1440
28	0.1549	0.1559	0.1589	0.1847	0.1877	0.1314	0.1324	0.1339	0.1454	0.1487
29	0.1583	0.1593	0.1623	0.1919	0.1934	0.1353	0.1363	0.1368	0.1498	0.1531
30	0.1644	0.1653	0.1672	0.1976	0.2015	0.1383	0.1388	0.1396	0.1550	0.1566
31	0.1717	0.1717	0.1723	0.2055	0.2108	0.1425	0.1435	0.1450	0.1604	0.1622
32	0.1760	0.1770	0.1780	0.2133	0.2173	0.1458	0.1474	0.1478	0.1649	0.1684
33	0.1800	0.1811	0.1841	0.2228	0.2268	0.1470	0.1480	0.1509	0.1709	0.1741
34	0.1892	0.1903	0.1906	0.2334	0.2354	0.1522	0.1532	0.1552	0.1754	0.1773
35	0.1957	0.1958	0.1971	0.2428	0.2439	0.1572	0.1588	0.1594	0.1800	0.1841
36	0.2058	0.2068	0.2074	0.2575	0.2608	0.1600	0.1612	0.1642	0.1874	0.1908
37	0.2169	0.2170	0.2171	0.2711	0.2733	0.1680	0.1690	0.1720	0.1974	0.1998
38	0.2241	0.2251	0.2281	0.2857	0.2878	0.1782	0.1786	0.1801	0.2071	0.2101
39	0.2362	0.2372	0.2407	0.3013	0.3047	0.1855	0.1861	0.1882	0.2190	0.2200
40	0.2468	0.2478	0.2523	0.3162	0.3203	0.1938	0.1943	0.1969	0.2236	0.2288
41	0.2606	0.2631	0.2658	0.3361	0.3414	0.2037	0.2041	0.2054	0.2388	0.2429
42	0.2722	0.2732	0.2762	0.3542	0.3604	0.2139	0.2149	0.2155	0.2521	0.2566

Monthly Expense Charges shown assume an Initial Face Amount less than $250,000.  Higher Initial Face Amounts will result in lower Monthly Expense Charges per $1,000 of Initial Face Amount.

E-1

Issue	Male					Female
Age	EPNS	PNS	SNS	PS	SS	EPNS	PNS	SNS	PS	SS
43	0.2898	0.2902	0.2930	0.3734	0.3838	0.2246	0.2266	0.2274	0.2625	0.2692
44	0.3026	0.3036	0.3085	0.3945	0.4031	0.2352	0.2363	0.2386	0.2788	0.2827
45	0.3181	0.3201	0.3227	0.4123	0.4252	0.2426	0.2436	0.2484	0.2915	0.2991
46	0.3330	0.3364	0.3384	0.4368	0.4462	0.2545	0.2582	0.2591	0.3066	0.3110
47	0.3482	0.3492	0.3527	0.4601	0.4706	0.2687	0.2703	0.2716	0.3212	0.3271
48	0.3658	0.3658	0.3693	0.4839	0.4959	0.2824	0.2833	0.2863	0.3352	0.3446
49	0.3795	0.3830	0.3851	0.5046	0.5195	0.2925	0.2950	0.2986	0.3507	0.3588
50	0.3952	0.3952	0.3996	0.5294	0.5441	0.3035	0.3045	0.3096	0.3639	0.3751
51	0.4142	0.4165	0.4229	0.5523	0.5692	0.3145	0.3179	0.3214	0.3786	0.3899
52	0.4356	0.4364	0.4445	0.5781	0.5941	0.3279	0.3307	0.3350	0.3915	0.4040
53	0.4533	0.4535	0.4639	0.6071	0.6233	0.3406	0.3431	0.3451	0.4042	0.4187
54	0.4734	0.4744	0.4838	0.6294	0.6487	0.3553	0.3583	0.3630	0.4247	0.4365
55	0.4947	0.4965	0.5035	0.6533	0.6740	0.3624	0.3683	0.3723	0.4437	0.4611
56	0.5228	0.5266	0.5332	0.6877	0.7100	0.3724	0.3809	0.3847	0.4646	0.4833
57	0.5491	0.5554	0.5633	0.7224	0.7423	0.3824	0.3935	0.3971	0.4896	0.5092
58	0.5803	0.5835	0.5940	0.7552	0.7789	0.3924	0.4061	0.4095	0.5161	0.5355
59	0.6082	0.6121	0.6234	0.7940	0.8239	0.4024	0.4187	0.4219	0.5426	0.5682
60	0.6154	0.6176	0.6263	0.8634	0.9002	0.4125	0.4312	0.4342	0.5837	0.6143
61	0.6623	0.6647	0.6740	0.9207	0.9619	0.4365	0.4563	0.4595	0.6183	0.6550
62	0.7092	0.7118	0.7217	0.9879	1.0270	0.4557	0.4764	0.4797	0.6583	0.7032
63	0.7561	0.7589	0.7694	1.0627	1.1071	0.4711	0.4924	0.4959	0.7037	0.7517
64	0.8030	0.8060	0.8171	1.1400	1.1866	0.4834	0.5052	0.5088	0.7500	0.8028
65	0.8499	0.8530	0.8650	1.2165	1.2654	0.5325	0.5566	0.5605	0.7981	0.8604
66	0.9277	0.9309	0.9440	1.3318	1.3854	0.6026	0.6298	0.6343	0.8512	0.9152
67	1.0055	1.0088	1.0230	1.4396	1.4985	0.6727	0.7030	0.7081	0.9400	1.0017
68	1.0833	1.0867	1.1020	1.4541	1.5239	0.7428	0.7762	0.7819	1.0395	1.0996
69	1.1611	1.1646	1.1810	1.4688	1.5648	0.8129	0.8494	0.8557	1.1442	1.2033
70	1.2389	1.2426	1.2600	1.4946	1.5847	0.8829	0.9228	0.9293	1.2539	1.3184
71	1.2916	1.2979	1.3317	1.5253	1.6073	0.9607	1.0042	1.0113	1.3606	1.4368
72	1.3329	1.3419	1.3771	1.5647	1.6376	1.0385	1.0856	1.0933	1.4577	1.5425
73	1.3677	1.3770	1.4179	1.5718	1.6475	1.1163	1.1670	1.1753	1.4780	1.6057
74	1.3719	1.3882	1.4343	1.5906	1.6732	1.1941	1.2484	1.2573	1.5010	1.6221
75	1.3794	1.3981	1.4533	1.6092	1.7031	1.2721	1.3297	1.3391	1.5376	1.6399
76	N/A	1.4151	1.4837	1.6389	1.7445	N/A	1.3520	1.3908	1.5650	1.6563
77	N/A	1.4355	1.5178	1.6677	1.7875	N/A	1.3647	1.4085	1.5800	1.6826
78	N/A	1.4667	1.5339	1.7076	1.8461	N/A	1.3822	1.4397	1.5983	1.7111
79	N/A	1.5041	1.5530	1.7557	1.9124	N/A	1.4081	1.4753	1.6166	1.7479
80	N/A	1.5202	1.5758	1.8131	1.9876	N/A	1.4413	1.5183	1.6432	1.7870
81	N/A	1.5468	1.6121	1.8914	2.0847	N/A	1.4938	1.5370	1.6892	1.8435
82	N/A	1.5753	1.6589	1.9761	2.1959	N/A	1.5155	1.5607	1.7447	1.9161
83	N/A	1.6302	1.7241	2.0961	2.3517	N/A	1.5416	1.5935	1.8196	2.0319
84	N/A	1.7020	1.8072	2.2390	2.5432	N/A	1.5826	1.6483	1.9288	2.1972
85	N/A	1.7905	1.9110	2.4234	2.8067	N/A	1.6484	1.7330	2.0824	2.4345

Monthly Expense Charges shown assume an Initial Face Amount less than $250,000.  Higher Initial Face Amounts will result in lower Monthly Expense Charges per $1,000 of Initial Face Amount.

E-2

APPENDIX F: Overloan Protection Rider

Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned
Form 8566(0108)	Accumulated Value	6%
	Loan Rate	5%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	101,536	100,275	1,261	106,613
Face Amount	$75,000	2	76	106,626	105,289	1,337	111,957
Accumulated Value	$100,000	3	77	111,970	110,553	1,417	117,569
GPT Corridor Factor	1.05	4	78	117,583	116,081	1,502	123,462
Death Benefit	$105,000	5	79	123,477	121,885	1,592	129,651
Outstanding Loan	$95,500	6	80	129,667	127,979	1,688	136,151
		7	81	136,167	134,378	1,789	142,976
Exercise Charge Percentage	3.31%	8	82	142,994	141,097	1,897	150,143
Exercise Charge	$3,310	9	83	150,162	148,152	2,010	157,670
		10	84	157,691	155,559	2,131	165,575
Policy Values after Overloan Protection Rider exercise:		11	85	165,596	163,337	2,259	173,876
Face Amount	$75,000	12	86	173,899	171,504	2,395	182,594
Accumulated Value	$96,690	13	87	182,618	180,079	2,538	191,749
GPT Corridor Factor	1.05	14	88	191,774	189,083	2,690	201,363
Death Benefit	$101,690	15	89	201,390	198,538	2,852	211,459
Outstanding Loan	$95,500	16	90	211,488	208,465	3,023	219,947
		17	91	222,092	218,888	3,204	228,755
		18	92	233,229	229,832	3,397	237,893
		19	93	244,924	241,324	3,600	247,373
		20	94	257,206	253,390	3,816	259,778

F-1

Statement of Additional Information Table of Contents

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus).  A table of contents for the Statement of Additional Information is on the last page of this prospectus.  You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939.  Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values (there is no charge for the initial Policy illustration).

The Statement of Additional Information is also available at National Life’s website at www.nationallife.com.  Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.

You should rely only on the information contained in this prospectus.  No one is authorized to provide you with information that is different.

Investment Company Act File No. 811-09044

Securities Act of 1933 File No. 333-151535

1

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

INVESTOR SELECT VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont  05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Investor Select Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2011 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont  05604, by accessing National Life’s website at http://www.nationallife.com, or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2011

i

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy.  National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia.  It was originally chartered as a mutual life insurance company in 1848.  It is now a stock life insurance company.  All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement.  All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets.  As of September 30, 2010, National Life’s total adjusted capital of $1,317.9 million exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

National Life acts as custodian for the National Variable Life Insurance Account.  Additional protection for the assets of the National Variable Life Insurance Account  is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

The Separate Account was established by National Life on February 1, 1985.  It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.  The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, and qualifies as a “separate account” within the meaning of the federal securities laws.  Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP.  This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life.  PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies.  You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

1

PREMIUMS

Term Policy Conversions.  We offer a one time credit on conversions of eligible National Life term insurance policies to an Investor Select Policy.  If the term policy being converted has been in force for at least twelve months and less than 10 years, the amount of the credit is 12% of a target amount used to determine commission payments.  If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion.  For graded renewable term (“GRT”) term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years.  For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year.  For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy.  Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Load.  If you surrender your Policy, we will not recapture the credit.  We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

Credit to Home Office Employees.  We also offer a one time credit to Home Office employees who purchase an Investor Select Policy, as both Owner and Insured.  This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy.  Otherwise, the credit will be treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Contract during 2010, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2010
The Alger Portfolios	0.10%		$21.02
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	.00
American Century Variable Portfolios, Inc.	0.25	%(2)	39.80
DWS Investment VIT Funds	0.10	%(3)	26.45
Fidelity® Variable Insurance Products Fund	0.10	%(4)	215.00
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	38.42
Neuberger Berman Advisers Management Trust	0.15	%(6)	33.59
Oppenheimer Variable Account Funds	0.25%		3.01
T. Rowe Price Equity Series, Inc.	0.25	%(7)	99.31
Van Eck VIP Trust	0.20%		25.02

(1) 0.05% with respect to the Small Mid Cap Value Portfolio.

(2) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(3) 0.10% with respect to the DWS Variable Series II Small Mid Cap Value VIP.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

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(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan.  In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Policies.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI.  We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.  In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) contributing to educational programs,  (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account.  However, commissions and other incentives or payments are reflected in the fees and charges you pay directly or indirectly.

ESI received  sales commissions with respect to the  Policies in the following amounts during the periods indicated.  Because the Policy was first offered on December 23, 2008, information for fiscal year 2008 includes commissions received by ESI in connection with other variable life insurance policies supported by the Separate Account:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI	Aggregate Amount of Commissions Retained by ESI as Principal Underwriter
2008	$3,209,692	$0
2009	$149,738	$0
2010	$204,310	$0

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the mutual fund portfolios sell their shares to subaccounts of the Separate Account contain varying termination provisions.  In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a mutual fund terminate, the subaccounts that invest in that mutual fund’s portfolio may not be able to purchase additional shares of such portfolio.  In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in portfolios of such mutual fund.

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Additionally, in certain circumstances, it is possible that a mutual fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the mutual fund and us has not been terminated.  Should a mutual fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that mutual fund’s portfolio.

The portfolios are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (“Code”).  As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing.  That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the portfolios.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that portfolio, to resolve the matter.  The Board of Directors or Trustees of the mutual funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.  See the individual portfolio prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy.  This process is often referred to as “underwriting”.  We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination.  When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

•           elite preferred nonsmoker,

•           preferred nonsmoker,

•           standard nonsmoker,

•           preferred smoker,

•           standard smoker and

•           substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates as well as the Monthly Expense Charge rates.  Smoker and substandard classes reflect higher mortality risks.  In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance charge than an Insured in a substandard class with higher mortality risks.  Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy.  Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•              the Insured’s Attained Age

•              the Insured’s sex

•              the Insured’s Rate Class, and

•              the 2001Commissioners Standard Ordinary (M/F) Smoker/Nonsmoker U ANB Mortality Tables.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 2001 Commissioners Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables, which are gender blended tables.

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From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk.  This will normally increase the monthly cost of insurance charges.  In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage.  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount.  For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue.  For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase.  If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount.  In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount.  If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for ten years from the date of the increase.  This additional Surrender Charge is based on the Face Amount of the increase only.  We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

New York Policies - Reduced Paid—Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage.  All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage.  We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage.  You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract.  Only statements made in the application can be used to void the Policy or deny a claim.  The statements are considered representations and not warranties.  Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing.  As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request.  The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request.  We will not be responsible for any payment made or action taken before we receive the written request.  A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties.  There are different ways of allocating such rights.

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For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value.  The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value.  If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us.  We do not assess any specific charge for Split Dollar Arrangements.

The Internal Revenue Service (“IRS”) has issued guidance affecting Split Dollar Arrangements.  Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all your rights under the Policy.  We are not bound by an assignment unless it is in writing and we receive it at our Home Office.  We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest.  All assignments will be subject to any Policy loan.  The interest of any Beneficiary or other person will be subordinate to any assignment.  A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.  An assignment of the Policy may have tax consequences.  If the assignee acquires a right to proceeds, they will be paid in one sum even though a Payment Option may be in effect at the time the assignment was signed.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the cost of insurance charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree.  Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation.  You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial.  Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning.  Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

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Dividends

The Policy is non-participating.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit and the Cash Surrender Value under any one of the fixed-benefit Settlement Options provided in the Policy.  (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full.  This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings.  You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.)  The options are described below.

Payment of Interest Only.  We will pay interest at a rate of 1.5% per year on the amount of the proceeds retained by us.  Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time.  We will make equal monthly payments, based on an interest rate of 1.5% per annum, for the number of years you select.

Payments for Life.  We will make equal monthly payments, based on an interest rate of 1.5% per annum, for a guaranteed period and thereafter during the life of a chosen person.  You may elect guaranteed payment periods for 0, 5, or 10 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 1.5% per year on the unpaid balance, have been paid in full.  The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity.  We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable.  No additional interest will be paid.

Joint and Two Thirds Annuity.  We will make equal monthly payments, based on an interest rate of 1.5% per year, while two chosen persons are both living.  Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor.  We may require proof of the ages of the chosen persons.

50% Survivor Annuity.  We will make equal monthly payments, based on an interest rate of 1.5% per year, during the lifetime of the chosen primary person.  Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person.  We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three.  Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds.  For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions.  You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

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If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date.  If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue.  If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date.  Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted.  The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.  You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high.  The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher.    This technique will not, however, assure a profit or protect against a loss in declining markets.  Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

If you initiate Dollar Cost Averaging on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

We may discontinue Dollar Cost Averaging at any time upon 60 days prior notice to all Owners then utilizing the feature.  You may not elect Dollar Cost Averaging if you have elected Portfolio Rebalancing.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each  Monthly Policy Date six months thereafter.  Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date.  You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums.  Portfolio Rebalancing does not guarantee a profit or protect against a loss.

If you change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

We may discontinue Portfolio Rebalancing at any time upon 60 days prior notice to all Owners then utilizing the feature.  You may not elect Portfolio Rebalancing if you have elected Dollar Cost Averaging.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option.  Election of any of these optional benefits involves an additional cost.

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These costs are set forth in the “Fee Table” section of the prospectus.  Some information with respect to many of the available riders is included in the prospectus.  We provide additional information about optional benefits below.  Note, not all riders are available in every state, and some terms may vary by state.  We may discontinue the availability of optional benefits and/or amend their terms at any time.

Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled before age 65 and for at least 120 consecutive days.  In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days.  If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer.  The monthly cost of this rider while it is in force is based on attained age and sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy.  We will add this cost to the Monthly Deduction on the Policy.

Please note that you may wish to continue to make premium payments while the Monthly Deductions are being waived under this rider in order to maintain the growth of the Policy’s Accumulated Value.

Accidental Death Benefit

The accidental death benefit rider provides for an additional Death Benefit in the event that the Insured dies in an accident.  If you elect this rider, we will add the monthly cost of this rider, which varies based on attained age and sex (except for Policies issued in states which require “unisex” policies), to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase.  We will add the monthly cost of this rider, which is based on the Insured’s age and sex (except for Policies issued in states which require “unisex” policies) at the time of purchase of the rider, to the Monthly Deduction on the Policy.

Accelerated Care

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit if the Insured becomes “chronically ill”.  The Insured is deemed “chronically ill” if he or she:

• is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

• requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

• we receive proof satisfactory to us that the Insured is chronically ill,

• we receive a plan of care to address the Insured’s chronic illness, and

• 60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

The 60 days need not be consecutive, but must be completed within a period of 180 days.  We will not pay for expenses incurred during the elimination period.  We will continue to pay benefits under this rider only if you

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continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.  In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date.  At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value.  The Death Benefit option may not be changed while accelerated care benefit payments remain payable.

On the final day of the elimination period, we will automatically transfer all Accumulated Value held in the subaccounts of the Separate Account to the General Account.  We will withhold any applicable redemption fees charged by the underlying portfolios.  While Accelerated Care Benefits remain payable, the owner will not be permitted to allocate premiums or transfer Accumulated Value to the Separate Account.  The Illuminations program will also not be available during this time.  The owner may once again allocate premiums or transfer Accumulated Value to the Separate Account following 180 consecutive days during which Qualified Long Term Care Services are not receive by the Insured.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits.  When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits.  Once you select an option, you cannot change it.  The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected.  If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio.  We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

A.           reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

B.             reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

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C.             reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and

D.            reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy.  When the Policy Death Benefit is reduced to zero, payments under this rider will cease.

We will offer an optional inflation protection feature with this rider.  This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit.  As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider.  All other charges under your Policy will continue to apply

Charges.  We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction.  We will add this charge to your Monthly Deduction.  The rider charge varies based on the issue age and gender of the Insured, duration of the Policy and the benefit options selected.  Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits.  If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.  See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences.  The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income.  You should consult a tax adviser before adding this rider to your Policy or requesting benefits under this rider.

Availability.  The accelerated care rider is available only at issue and is subject to full medical underwriting.  This rider will not be available in qualified plans.  The accelerated care rider will not be available for Policies with Face Amounts in excess of $1,000,000.  The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

In general, we will not issue the accelerated care rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage.  Please see your rider for more details.

Chronic Care Protection

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy has been accelerated.  The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

A.           we receive proof satisfactory to us that the Insured is chronically ill,

B.             we receive a plan of care to address the Insured’s chronic illness, and

C.             we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.

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In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not affect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit.  When you apply for this rider, you select one of the three benefit options we offer.  We use these benefit options to determine monthly benefit limits and benefit periods.  Once you select a benefit option, you cannot change it.  We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

	Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face Amount has been paid under the rider.

The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected.  If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received.  We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years.  Electing optional nonforfeiture benefits may have tax consequences.  You should consult a tax advisor before electing the optional nonforfeiture provision.

An optional inflation protection feature will be available with this rider.  This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge.  We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider.  We will add this charge to your Monthly Deduction.  The chronic care protection rider charge varies based on the issue age and gender of the Insured, and the benefit options selected.  If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.    See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences.  The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider.  The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding it to your Policy because guidance with respect to such federal tax requirements is limited.

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Availability.  The chronic care protection rider is available only at issue and is subject to full medical underwriting.  You may only elect this rider if you have also elected the accelerated care rider.  The chronic care protection rider will not be available in qualified plans.  This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings.  However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage.  Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Code.  The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code.  While guidance is limited, we believe that the accelerated care rider should each satisfy these requirements.  The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision.  Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear.  You should consult a tax advisor about those consequences.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”)  Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy.  We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider.  The distribution will generally be taxed in the same manner as any other distribution under the Policy.   The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear.  You should consult a tax adviser regarding the treatment of these payments.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted.  The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect.  There is no cost for this rider.  It can be included in a Policy at issue, or it can be added after issue.  The maximum amount payable under this rider for any individual Insured is not less than $500,000.  Although it is not guaranteed, we currently permit benefit payments up to $1,000,000.  An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed.  Although this is not guaranteed, we currently require that this waiting period be only two years.

This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income.  You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

13

Overloan Protection Rider

The overloan protection rider is summarized in the prospectus.  Additional information with respect to this rider is provided below.

Calculation of Cost.  There is a one-time exercise charge for this rider.  The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy.  The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases.  If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase.  If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences.  The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.  See “Federal Tax Considerations — Tax Treatment of Policy Benefits — Overloan Protection Rider” in the prospectus.

Balance Sheet Benefit Rider

This rider will waive a percentage of the Policy’s Surrender Charges.  The percentage is elected at the time the rider is issued and cannot be subsequently changed.  This rider can be used to increase the Cash Surrender Value of the Policy during periods when Surrender Charges apply.  This can be useful when the Policy will be used as collateral for a loan or if the policyowner is concerned about the impact of purchasing the Policy on their balance sheet.  While this rider could be used to completely eliminate the Surrender Charges, there is a monthly cost for the rider which will reduce the Policy’s Accumulated Value and long term Cash Surrender Value relative to a similar Policy without the rider.  Thus, careful consideration should be given before electing this rider.

Charge.  We will assess a monthly charge as a rate per $1,000 of Policy Face Amount for the balance sheet benefit rider.  A separate charge will apply to the Initial Face Amount and any Increase in Face Amount.  The charge for each Face Amount Segment will apply for 10 years following the Issue Date of each individual Face Amount segment.  The rider charge will not be reduced following a reduction in Face Amount.  The applicable rate varies based on the issue age, sex (except for Policies issued in states that require “unisex” policies), and Rate Class of the Insured, and the benefit level elected.  We will add this charge to your Monthly Deduction.  If you elect the balance sheet benefit rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

Children’s Term Rider

The children’s term rider provides term insurance for the Face Amount of the rider on all of the Insured’s Dependent Children.  Dependent Child means:

1.               any child, stepchild, or legally adopted child of the Insured named on the application, who on the date of the application was unmarried and had not reached their 17th birthday, except that any child less than 15 days old on the date of the application will become a Dependent Child on the 15th day after birth; and

2.               any child born to the Insured after the date of the application on the 15th day after birth; and

3.               any child between the ages of 15 days and 17 years who becomes a stepchild or legally adopted child of the Insured after the date of the application.

Coverage on the life of each Dependent Child may be exchanged for an individual whole life policy with the same Face Amount as the rider without providing evidence of insurability.  The maximum Face Amount of the new policy will be two times the Face Amount of the rider if the exchange occurs: 1) within 31 days of the Insured’s death, 2) within 31 days of the Dependent Child’s marriage, or 3) within 31 days of the anniversary following the Dependent Childs’ 23rd birthday.  The Issue Date of the new policy will be the date of exchange.

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Coverage on any Dependent Child will end on the earliest of the Policy Anniversary following the child’s 23rd birthday, the date the child’s coverage is converted, or the termination date of the rider.

Charge.  We will assess a monthly charge of $0.4625 per $1,000 of Face Amount for the children’s term rider while the rider is in force regardless of the number of children covered.  We will add this charge to your Monthly Deduction.

To ensure that charges for this rider are not collected after its termination, you should notify us when the youngest Dependent Child reaches their 23rd birthday.  If we deduct monthly deductions for this rider for any period after its termination, our only liability will be to refund that amount to you with interest.

Other Insured Rider

The other insured rider can be used to provide annual renewable term insurance on up to five Other Insureds.  The Other Insured(s) must have one of the following relationships to the Insured under the Policy: self, spouse, child, or business partner.

Coverage under this rider may be exchanged for an individual insurance policy (other than term insurance) with the same Face Amount as the rider on the life of each Other Insured without evidence of insurability within 31 days from the death of the Insured or at any time while the Insured is living and prior to the termination of the rider.  The Issue Date of the new policy will be the date of the exchange and the new policy will be issued based on the Other Insured’s attained age on the exchange date and in the same rate class as this rider.

Coverage on each Other Insured will end on earliest of the Policy Anniversary that such Other Insured reaches Attained Age 100, the date such Other Insured’s coverage is exchanged, or the termination date of this rider (i.e., on the death of the insured under the base policy; on the termination of the base policy due to lapse or surrender; or by written request of the owner).

The death benefit provided by the other insured rider may be accelerated based on the terminal illness or covered chronic illness of the Other Insured according to the terms of any accelerated benefit riders attached to the Policy.

Charge.  We will assess a monthly charge as a rate per $1,000 of rider Face Amount for each Other Insured.  The applicable rate varies based on the Issue Age, sex (except for Policies issued in states that require “unisex” policies), and Rate Class of each Other Insured.  We will add this charge to your Monthly Deduction.  If you elect the other insured rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges associated with any Other Insured with a relationship of business partner at the time the rider is issued.  You should consult a tax adviser with respect to these charges.

Qualified Plan Exchange Privilege Rider

The qualified plan exchange privilege rider permits the Insured under a Policy owned by a Qualified Pension Plan (Qualified Pension and Profit Sharing Plans that have met all the requirements under Code Section 401) to purchase a new life insurance policy without providing evidence of insurability, subject to the terms of the rider, when the original Policy is surrendered by the Plan.

The exchange privilege is subject to the following conditions:

1.               The Policy to which the rider is attached must be in force.

2.               The Policy must be owned by a Qualified Pension Plan.

3.               The new policy shall be on a form in use by us on the date of exchange.

4.               The face amount of the new policy may not exceed the lesser of $2,000,000 or the face amount of the original Policy less the original Policy’s cash value on the date of exchange.

5.               The new policy will be issued on the basis of the insured’s attained age on the exchange date.

6.               The new policy will be issued in the same rate class as the original Policy.

7.               No evidence of insurability will be required.

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8.               The original Policy must be surrendered.

9.               The issue date of the new policy will be the exchange date.

Charge.  There is no Monthly Deduction associated with the qualified plan exchange privilege rider.

Waiver of Specified Premium Rider

If you elect the waiver of specified premium rider, we will pay the specified waiver benefit as a premium into the Policy on a monthly basis if the Insured becomes totally disabled before age 65 and for at least 180 days.  If total disability occurs after age 60 and before age 65, then we will make these payments only until the Insured reaches Attained Age 65, or for a period of two years, if longer.  If total disability occurs prior to age 60, we will make these payments for the duration of the disability.  Please note that the monthly waiver benefit may not be sufficient to keep the Policy in force.

Charge.  We will assess a monthly charge for this rider equal to the applicable rate times the monthly waiver benefit while the rider is in force.  The applicable rate will be determined based on the age and sex (except for Policies issued in states that require “unisex” policies) of the Insured when the rider is issued.  We will add this charge to your Monthly Deduction.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the 2001 Commissioners’ Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables.  Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.)  Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan.  Benefits available to participants under the plan will be governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ.  A tax adviser should be consulted with respect to such consequences.  Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”).  You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income.  We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

16

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable.  However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex.  In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.  Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.  The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

•                  the Face Amount;

•                  the current Death Benefit;

•                  any Policy loans and accrued interest;

•                  the current Accumulated Value;

•                  the non-loaned Accumulated Value in the General Account;

•                  the amount held as Collateral in the General Account;

•                  the value in each subaccount of the Separate Account;

•                  premiums paid since the last report;

•                  charges deducted since the last report;

•                  any Withdrawals since the last report; and

•                  the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

17

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies.  Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 185 Asylum Street, Hartford, CT 06103-3404, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and NLV Financial appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies.  In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy.  To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products. All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement

18

National Life Insurance

Company

Financial Statements - Statutory-Basis

December 31, 2010 and 2009

National Life Insurance Company

Financial Statements

Statutory-Basis

Years ended December 31, 2010 and 2009

Contents

Report of Independent Auditors

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis
Statements of Operations — Statutory-Basis
Statements of Changes in Capital and Surplus — Statutory-Basis
Statements of Cash Flow — Statutory-Basis
Notes to Statutory-Basis Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2010.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America.  The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note A.

April 29, 2011

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2010	2009
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$5,198,213	$5,121,985
Preferred stocks	—	30,873
Common stocks	548,896	487,594
Mortgage loans	683,671	748,165
Real estate	45,752	45,186
Contract loans	563,530	558,731
Cash and short-term investments	64,436	15,352
Derivatives	14,756	17,603
Other invested assets	286,009	254,347
Total cash and invested assets	7,405,263	7,279,836

Deferred and uncollected premiums	60,812	67,409
Accrued investment income	80,825	82,430
Federal income taxes recoverable	7,922	20,833
Net deferred tax asset	133,025	134,424
Receivables from affiliates	4,530	8,293
Notes Receivable	33,623	33,623
Other admitted assets	182,650	179,868
Separate account assets	749,233	701,025

Total admitted assets	$8,657,883	$8,507,741

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2010	2009
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,489,066	$5,445,680
Accident and health reserves, net of reinsurance	524,136	537,854
Liability for deposit-type contracts	207,507	197,298
Unpaid policy and contract claims	35,677	31,603
Policyholders’ dividends	131,938	133,178
Other policy and contract liabilities	4,022	4,524
Total policy and contract liabilities	6,392,346	6,350,137

Employee and agent benefits	100,225	99,898
Minimum pension benefit obligation	60,867	44,199
Interest maintenance reserve	66,514	59,392
Asset valuation reserve	48,828	22,916
Payable to subsidiary	1,359	6,544
Derivatives	5,422	8,984
Other liabilities	100,550	83,659
Separate account liabilities	745,595	697,809
Total liabilities	7,521,706	7,373,538

Commitments and contingencies

Capital and surplus:
Surplus Notes	200,000	200,000
Common stock, $1 par value:
Authorized — 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Special surplus funds	50,817	48,681
Special surplus funds - SSAP 10R only	4,272	3,840
Unassigned surplus	771,465	772,059
Total capital and surplus	1,136,177	1,134,203
Total liabilities and capital and surplus	$8,657,883	$8,507,741

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2010	2009	2008
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$465,437	$540,054	$539,157
Considerations for supplementary contracts with life contingencies	1,229	2,218	1,204
Net investment income	396,110	400,615	402,144
Amortization of interest maintenance reserve	4,183	2,997	1,401
Other income	7,168	4,415	14,904
Total premiums and other revenue	874,127	950,299	958,810
Benefits paid or provided:
Death benefits	172,078	146,960	159,629
Annuity benefits	29,912	31,356	33,452
Surrender benefits and other fund withdrawals	294,996	331,846	331,027
Other benefits	45,840	52,291	57,868
Increase in policy reserves	24,120	65,067	89,717
Total benefits paid or provided	566,946	627,520	671,693
Insurance expenses:
Commissions	33,921	38,987	44,603
General and administrative expenses	144,428	141,163	113,295
Insurance taxes, licenses, and fees	11,293	9,902	14,039
Net transfers from separate accounts	(15,093)	(29,487)	(31,247)
Total insurance expenses	174,549	160,565	140,690
Gain from operations before dividends to policyholders, income taxes, and net realized capital gains	132,632	162,214	146,427
Dividends to policyholders	127,318	129,801	128,399
Gain from operations before income taxes and net realized capital gains	5,314	32,413	18,028
Federal income tax (benefit) expense	(21,770)	2,018	(10,409)
Gain from operations before net realized capital gains	27,084	30,395	28,437
Net realized capital losses	(6,198)	(41,792)	(33,348)
Net income (loss)	$20,886	$(11,397)	$(4,911)

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

	Common Stock	Paid-In Surplus	Unassigned Surplus	Surplus Notes and Special Surplus	Total Capital and Surplus
	(In Thousands)
Balances at January 1, 2008	$2,500	$107,123	$712,858	$4,302	$826,783
Net loss	—	—	(4,911)	—	(4,911)
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	(33,289)	—	(33,289)
Change in asset valuation reserve	—	—	42,769	—	42,769
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(11,642)	—	(11,642)
Change in non-admitted assets	—	—	(24,445)	—	(24,445)
Change in deferred tax asset	—	—	1,495	—	1,495
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(3,432)	—	(3,432)
Other adjustments to surplus, net	—	—	48	(1,181)	(1,133)
Balances at December 31, 2008	2,500	107,123	679,451	3,121	792,195
Net loss	—	—	(11,397)	—	(11,397)
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	73,881	—	73,881
Change in asset valuation reserve	—	—	11,662	—	11,662
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	3,992	—	3,992
Change in non-admitted assets	—	—	18,369	—	18,369
Change in deferred tax asset	—	—	(658)	48,681	48,023
Surplus notes	—	—	—	200,000	200,000
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(2,411)	—	(2,411)
Other adjustments to surplus, net	—	—	(830)	719	(111)
Balances at December 31, 2009	2,500	107,123	772,059	252,521	1,134,203
Net Income	—	—	20,886	—	20,886
Net change in difference between cost and admitted asset investment amounts, net of deferred tax effects	—	—	44,904	—	44,904
Change in asset valuation reserve	—	—	(25,912)	—	(25,912)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(10,834)	—	(10,834)
Change in non-admitted assets	—	—	(9,571)	—	(9,571)
Change in deferred tax asset	—	—	12,558	2,136	14,694
Dividends to stockholders	—	—	(25,000)	—	(25,000)
Change in reserve on account of change in valuation basis, net of reinsurance	—	—	(7,604)	—	(7,604)
Other adjustments to surplus, net	—	—	(21)	432	411
Balances at December 31, 2010	$2,500	$107,123	$771,465	$255,089	$1,136,177

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow — Statutory Basis

	Year ended December 31
	2010	2009	2008
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$474,435	$545,836	$540,777
Net investment income received	396,667	404,523	395,312
Benefits paid	(537,838)	(567,120)	(584,553)
Net transfers to Separate Accounts	25,902	30,628	46,563
Insurance expenses paid	(172,663)	(176,030)	(166,998)
Dividends paid to policyholders	(128,558)	(127,817)	(125,615)
Federal income taxes recovered (paid)	30,842	6,412	(7,495)
Other income received, net of other expenses paid	6,541	11,729	21,584
Net cash provided by operations	95,328	128,161	119,575

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,274,476	2,500,378	783,866
Stocks	37,232	7,652	7,318
Mortgage loans	119,684	57,449	69,205
Real estate	—	—	69
Other invested assets	46,326	18,805	24,689
Miscellaneous proceeds	17,597	13,438	—
Total proceeds from sales, maturities, or repayments of investments	1,495,315	2,597,722	885,147
Cost of investments acquired:
Bonds	(1,350,660)	(2,821,482)	(754,165)
Stocks	(6,036)	(6,515)	(90,177)
Mortgage loans	(52,175)	—	(26,859)
Real estate	(2,526)	(2,338)	(2,560)
Other invested assets	(73,644)	(59,485)	(77,567)
Miscellaneous applications	(14,942)	(14,339)	(14,183)
Total cost of investments acquired	(1,499,983)	(2,904,159)	(965,511)
Net change in contract loans	(4,799)	6,247	(1,070)
Net cash used in investing activities	(9,467)	(300,190)	(81,434)

Financing and miscellaneous activities:
Other cash (applied) provided:
Surplus notes/borrowings	—	200,000	—
Deposits on deposit-type contract funds and other liabilities without life contingencies	2,920	(3,310)	(4,393)
Dividends to shareholder	(25,000)	—	—
Other cash applied	(14,697)	(11,643)	(38,034)
Net cash (applied) provided in financing and miscellaneous activities	(36,777)	185,047	(42,427)

Net increase (decrease) in cash and short-term investments	49,084	13,018	(4,286)
Cash and short-term investments:
Beginning of year	15,352	2,334	6,620
End of year	$64,436	$15,352	$2,334

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2010

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products.  Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds.  The Company’s insurance and annuity products are primarily marketed through a general agency system. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly owned subsidiary, with assets and surplus of $9.2 billion and $0.6 billion, respectively, as of December 31, 2010. LSW’s principal product line is annuities, which it sells primarily through independent agents. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company.  This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block.  The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities.  The Closed Block was established to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits.  Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries (including the Company) are collectively known as the National Life Group.  The Company is licensed in all 50 states and the District of Columbia.  Approximately 22% of total collected premiums and deposits are from residents of the states of New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department.  NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.  Although the Company had no such practices in effect as of December 31, 2010, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP.  Under statutory accounting practices:

Investments:  Investments in bonds are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan.  Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.  That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued, are recorded as a component of equity, whereas under GAAP, surplus notes are recorded as debt. Under NAIC SAP surplus note interest is not recorded as a liability nor an expense until approval for payment of such interest has been granted by the Commissioner, whereas under GAAP the interest is accrued immediately.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures manual are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.  The concept of nonadmitted assets is not recognized under GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income.  Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities.  The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes.  Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.  Effective December 31, 2009, the Company adopted the NAIC’s temporary guidance for deferred income taxes under SSAP No. 10R.  The guidance is effective for annual periods ended December 31, 2009 and interim and annual periods ending in 2011.  Subject to meeting certain risk-based capital requirements, the guidance permits the Company to elect to expand the limits on the deferred income taxes to 1) loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years; plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

Statements of Cash Flow:  Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

A reconciliation of net income (loss) and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)			Capital and Surplus
	Year ended December 31			December 31
	2010	2009	2008	2010	2009
	(In Thousands)

Statutory-basis	$20,886	$(11,397)	$(4,911)	$1,136,177	$1,134,203
Add (deduct) adjustments:
Investments	116,718	82,212	28,194	611,904	263,818
Policy acquisition costs	(31.556)	(15,548)	(16,356)	408,390	439,946
Nonadmitted assets	—	—	—	123,425	113,854
Policyholder reserves	15,182	105	29,924	(115,816)	(139,682)
Policyholder dividends	8,578	(1,407)	9,224	68,926	61,428
Asset valuation reserve	—	—	—	48,828	22,916
Interest maintenance reserve	7,122	24,133	5,084	66,514	59,392
Income taxes	(11,285)	11,382	(8,962)	(147,866)	(126,406)
Other comprehensive income, net	—	—	—	(252,597)	(96,912)
Other, net	1,994	(3,684)	1,837	(35,498)	(92,612)
Interest, Surplus Notes	(496)	—	—	(3,599)	—
GAAP-basis	$127,143	$85,796	$44,034	1,908,788	1,639,945

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments.  Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus.

Cash includes cash equivalents.  Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines foreclosure is probable, the impairment is considered other than temporary.  At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any.  Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures and options contracts qualify for hedge accounting and are included in other invested assets and are carried at fair value with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has ownership interests of less than 10% in several joint ventures.  The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) adopted SSAP No. 100 Fair Value Measurements effective for December 31, 2010. The guidance adopts ASC 820 with few modifications. As of January 1, 2008, The Company applied the provisions of ASC 820 prospectively to financial assets and financial liabilities that are required to be measured at fair value under NAIC SAP. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

ASC 820 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. ASC 820 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. ASC 820 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2010 balance sheet as follows:

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include common stocks listed in active markets and listed derivatives. Separate accounts classified within this level principally include mutual funds and common stocks.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs represent options.  Certain separate account assets classified as Level 2 are primarily mortgage backed securities (MBS).

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  The Company held minimal Level 3 assets as of December 31, 2010.

Valuation Techniques

Bonds-Nonrecurring — Bonds that are rated an NAIC 6 or that have been impaired are carried at lower of cost or fair value.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Short term investments — consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities - include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent government bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by ASC 820.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.            Significant Accounting Policies (continued)

Valuation Techniques (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2010
Assets
Bonds	—	7,606	34	7,640
Common stock	27,420	—	—	27,420
Total debt and equity securities	27,420	7,606	34	35,060
Short term investments	24,950	—	—	24,950
Derivative assets	127	14,628	—	14,755
Total cash and investments	25,077	14,628	—	39,705
Separate account assets	686,785	62,448	—	749,233
Total assets	739,282	84,682	34	823,998

Liabilities
Derivative liabilities	—	5,422	—	5,422
Total liabilities	—	5,422	—	5,422

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2009
Assets
Bonds	—	851	613	1,464
Common stock	25,285	—	—	25,285
Total debt and equity securities	25,285	851	613	26,749
Short term investments	26,090	—	—	26,090
Derivative assets	226	17,377	—	17,603
Total cash and investments	26,316	17,377	—	43,693
Separate account assets	663,525	34,284	—	697,809
Total assets	715,126	52,512	613	768,251

Liabilities
Derivative liabilities	—	8,984	—	8,984
Total liabilities	—	8,984	—	8,984

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The Tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2010 and 2009 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2010

Assets	Beginning Balance	Net Investment Gains/Loss in earnings (Realized)	Unrealized	Activity During the period (Purchases, Issuances, Sales, Settlements)	Transfers In/Out of Level 3	Ending Balance	Assets and Liabilities still held at the reporting date
	(In Thousands)
Corporate	613	(1,342)	763	—	—	34	(1,342)
Private Placements	—	—	—	—	—	—	—
Preferred Stock	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—
Total AFS debt and equity balance	613	(1,342)	763	—	—	34	(1,342)
Other invested assets	—	—	—	—	—	—	—
Total invested assets	613	(1,342)	763	—	—	34	(1,342)

At December 31, 2009

Assets	Beginning Balance	Net Investment Gains/Loss in earnings (Realized)	Unrealized	Activity During the period (Purchases, Issuances, Sales, Settlements)	Transfers In/Out of Level 3	Ending Balance	Assets and Liabilities still held at the reporting date
	(In Thousands)
Corporate	—	—	(849)	(14)	1,476	613	—
Private Placements	778	—	—	—	(778)	—	—
Preferred Stock	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—
Total AFS debt and equity balance	778	—	(849)	(14)	698	613	—
Other invested assets	—	—	—	—	—	—	—
Total invested assets	778	—	(849)	(14)	698	613	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks.  The AVR is calculated as prescribed by the NAIC.

The Interest Maintenance Reserve (“IMR”) defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold.  IMR amortization is included in net investment income.  The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the Balance Sheets.  The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Property and Equipment

Property and equipment is reported at depreciated cost.  Real property owned by the Company is primarily depreciated over 40 years using the straight-line method with a half year convention.  Furniture and equipment is depreciated using the straight-line method over five years and three years, respectively.  EDP equipment and software is depreciated for a period not exceeding three years  (SSAP 79). Property and Equipment is included in other admitted assets.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $169.0 million and $162.4 million at December 31, 2010 and 2009, respectively, and is included in other assets.  COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $6.2 million, $7.3 million, and $3.2 million in 2010, 2009, and 2008, respectively, and is included in other income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary.  Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected.  Premiums from disability

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses (continued)

income policies are recognized as revenue over the period to which the premiums relate.  Commissions and other policy and contract costs are expensed as incurred.  First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP.  Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables.  Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death.  Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.  Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve.  Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year.  For policies with a percentage extra rating,  the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating.  No substandard extra reserves are held after 20 years or at age 65 if later.

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.  Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables.  Valuation interest rates for active life reserves range from 3.0% to 6.0%.  Disability income reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves.  The Company anticipates investment income as a factor in the premium deficiency calculation.  Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Benefit Reserves (continued)

As of December 31, 2010 and 2009, the Company had $2.5 billion and $2.8 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation set by the Department.  At December 31, 2010 and 2009, reserves on the above inforce insurance totaled $64.6 million and $68.0 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis.  Term life insurance, while on a participating basis, currently receives no dividend.  Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year.  The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results.  The dividend scale is approved annually by the Company’s Board of Directors.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company’s pension plans.  Separate account liabilities represent the policyholders’ share of separate account assets.  The Company also participates in certain separate accounts.  Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.  Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $0.7 million and $0.9 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2010 and 2009, respectively.  These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval.  Policyholder partial withdrawals to date have not been significant.  The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries.  Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return.  Intercompany tax balances are settled quarterly.

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.  Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities.  Unrealized gains and losses are presented net of related changes in deferred taxes.  The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 and through the statutory-basis financial statement issuance date of April 29, 2011.  The Company has not evaluated

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Subsequent Events (continued)

subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 90 — Accounting for Impairment or Disposal of Real Estate Investments

In 2010, the NAIC clarified SSAP No. 90, Accounting for Impairment or Disposal of Real Estate Investments. The revision clarifies that properties occupied by the company are subject to additional recoverability testing. The adoption of this revised accounting standard did not have a material impact on the Company.

SSAP No. 43R - Loan-Backed and Structured Securities

In 2010, the NAIC adopted a revision to SSAP No. 43R, Loan-Backed and Structured Securities. SSAP No. 43R makes revisions to require gains and losses attributable to SSAP No.43 securities be bifurcated between AVR and IMR regardless of whether the security was being written down for an other than temporary impairment or being sold. The adoption of this revised accounting standard did not have a material impact on the Company.

SSAP No. 100 - Fair Value Measurements

In 2010, the NAIC adopted revisions to modify disclosures within SSAP No. 100, Fair Value Measurements.  The guidance adopts new and revised disclosures from ASU 2010-06, Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measures. The revision also clarifies fair value measurements which are considered recurring and nonrecurring for statutory accounting. For additional information on fair values see Note A - Significant Accounting Policies.

Future Adoption of New Accounting Standards

SSAP No. 35R — Guaranty Fund and Other Assessments

In 2010, the NAIC approved SSAP No. 35R that essentially adopts guidance found in Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments (ASC Topic 405) with certain exceptions.  Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions were met: 1) an assessment has been imposed or information available prior to the issuance of the statutory

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A.  Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards (continued)

financial statements indicates that it is probable that an assessment will be imposed; 2) the event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and 3) the amount of the assessment can be reasonably estimated.  The effective date for implementation of SSAP 35R is January 1, 2011.

SSAP No. 5R - Liabilities, Contingencies and Impairments of Assets

The NAIC adopted substantive revisions to SSAP No. 5 to adopt with modification FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.  The substantive revisions to SSAP No. 5R requires the reporting entity to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee are remote.  The proposed guidance was modified from FIN 45 to also require liability recognition for intercompany or related party transactions, unless such transactions are considered an unlimited guarantee.  The effective date for this revision is December 31, 2011.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements.  Actual results could differ from those estimates.

Reclassifications

Certain 2009 amounts have been reclassified to conform to the 2010 presentation.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments

The amortized cost and the fair value of investments in bonds and preferred stocks are summarized as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2010
Bonds:
U.S. government obligations	$19,675	$2,070	$—	$21,745
Government agencies, authorities and subdivisions	20,302	565	161	20,706
Corporate:
Communications	359,543	34,147	2,508	391,182
Consumer & retail	604,535	54,575	1,711	657,399
Financial institutions	706,490	57,564	12,470	751,584
Industrial and chemicals	404,438	40,283	2,165	442,556
Other corporate	13,487	3,279	—	16,766
REITS	59,169	4,245	928	62,486
Transportation	74,227	11,831	206	85,852
Utilities	710,005	63,710	4,655	769,060
Total corporate	2,931,894	269,634	24,643	3,176,885

Private placements	411,074	29,715	373	440,416
Mortgage-backed securities	1,815,268	103,794	27,571	1,891,491
Total bonds	5,198,213	405,778	52,748	5,551,243

Preferred stocks	—	—	—	—
	$5,198,213	$405,778	$52,748	$5,551,243

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2009
Bonds:
U.S. government obligations	$336,318	$584	$17,545	$319,357
Government agencies, authorities and subdivisions	46,328	4,336	281	50,383
Corporate:
Communications	363,330	24,252	3,560	384,022
Consumer & retail	569,328	31,879	7,002	594,205
Financial institutions	590,072	30,718	31,069	589,721
Industrial and chemicals	377,517	22,827	4,172	396,172
Other corporate	9,460	1,648	—	11,108
REITS	70,161	1,376	3,929	67,608
Transportation	60,182	8,170	41	68,311
Utilities	714,015	42,907	8,073	748,849
Total corporate	2,754,065	163,777	57,846	2,859,996

Private placements	475,241	21,219	4,574	491,886
Mortgage-backed securities	1,510,033	60,942	50,738	1,520,237
Total bonds	5,121,985	250,858	130,984	5,241,859

Preferred stocks	30,873	—	3,027	27,846
	$5,152,858	$250,858	$134,011	$5,269,705

A summary of the amortized cost and fair value of investments in bonds at December 31, 2010, by contractual maturity, is as follows:

	Amortized Cost	Fair Value
	(In Thousands)
Years to maturity:
One or less	$150,037	$153,055
After one through five	871,410	934,665
After five through ten	1,400,254	1,527,394
After ten	961,244	1,044,638
Mortgage-backed securities	1,815,268	1,891,491
Total	$5,198,213	$5,551,243

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2010:
Unaffiliated common stocks	$24,781	$2,676	$38	$27,419
Affiliated common stock	317,764	203,713	—	521,477
Total common stocks	$342,545	$206,389	$38	$548,896

At December 31, 2009:
Unaffiliated common stocks	$25,621	$172	$508	$25,285
Affiliated common stock	317,764	144,545	—	462,309
Total common stocks	$343,385	$144,717	$508	$487,594

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2010 and 2009:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2010
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
Government agencies, authorities and subdivisions	7,065	161	—	—	7,065	161
Corporate:
Communications	33,507	1,128	23,506	1,380	57,013	2,508
Consumer & retail	43,767	1,711	146	—	43,913	1,711
Financial institutions	90,172	2,990	99,445	9,480	189,617	12,470
Industrial and chemicals	26,959	1,193	8,018	972	34,977	2,165
Other corporate	—	—	—	—	—	—
REITS	—	—	6,049	928	6,049	928
Transportation	3,378	206	—	—	3,378	206
Utilities	47,195	803	24,957	3,852	72,152	4,655
Total corporate	244,978	8,031	162,121	16,612	407,099	24,643

Private placements	11,868	132	6,704	241	18,572	373
Mortgage-backed securities	413,498	15,290	37,636	12,281	451,134	27,571
Total bonds	677,409	23,614	206,461	29,134	883,870	52,748

Common stocks	—	—	1,960	38	1,960	38
Preferred stocks	—	—	—	—	—	—
	$677,409	$23,614	$208,421	$29,172	$885,830	$52,786

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
At December 31, 2009
Bonds:
U.S. government obligations	$311,435	$17,545	$—	$—	$311,435	$17,545
Government agencies, authorities and subdivisions	14,423	281	—	—	14,423	281
Corporate:
Communications	19,125	285	41,001	3,275	60,126	3,560
Consumer & retail	79,236	2,248	45,673	4,754	124,909	7,002
Financial institutions	48,867	2,714	179,293	28,354	228,160	31,068
Industrial and chemicals	59,321	1,022	46,284	3,150	105,605	4,172
Other corporate	—	—	—	—	—	—
REITS	8,636	163	23,183	3,766	31,819	3,929
Transportation	2,460	41	—	—	2,460	41
Utilities	65,936	1,439	79,478	6,634	145,414	8,073
Total corporate	283,581	7,912	414,912	49,933	698,493	57,845

Private placements	5,106	59	94,884	4,516	99,990	4,575
Mortgage-backed securities	333,346	14,414	40,809	36,324	374,155	50,738
Total bonds	947,891	40,211	550,605	90,773	1,498,496	130,984

Common stocks	2,191	17	11,757	491	13,948	508
Preferred stocks	—	—	27,847	3,027	27,847	3,027
	$950,082	$40,228	$590,209	$94,291	$1,540,291	$134,519

Of the $23.6 million total unrealized losses on debt securities in the less than 12 months category at December 31, 2010, $8.0 million total unrealized losses in the corporate bond portfolio are concentrated in the financial institutions,  consumer & retail and industrial and chemical sectors.  In 2010, the JPMorgan US Liquid Index (“JULI”), an investment grade corporate bond index tightened by approximately 13 basis points from 128 basis points at the beginning of the year to 116 basis points at the end of the year.  Over the same time period, the JP Morgan Domestic high yield corporate bond index tightened by approximately 74 basis points from a beginning level of 657 basis points to a year end level of 583.  This spread tightening is attributed to the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.

MBSs are primarily attributable for $15.3 million of the $52.8 million total unrealized losses on debt securities as of December 31, 2010.  The decline in market value of these agency securities pertained primarily to interest rate increases, for which $12.3 million of MBS losses have been in a loss position for 12 months or more.  The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

underlying deterioration in future quarters that would indicate that an individual security will not recover, at which time the Company will record OTTI as appropriate.

Of the $29.1 million unrealized losses on debt securities in the more than 12 months category at December 31, 2010, $16.6 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions, utilities and communications sectors.  As noted in the earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the market spread tightening caused by the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2010 are temporary.

The Company recorded $1.6 million and $17.3 million of impairments on bonds in 2010 and 2009, respectively. There were no impairments recognized on preferred stock in 2010 or 2009.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2010	2009
Geographic Region
New England	1.9%	1.8%
Middle Atlantic	2.3	2.3
East North Central	16.6	15.5
West North Central	8.9	9.0
South Atlantic	29.5	27.5
East South Central	2.3	2.2
West South Central	8.8	13.5
Mountain	7.7	9.2
Pacific	22.0	19.0
	100.0%	100.0%

	2010	2009
Property Type
Apartment	13.3%	18.7%
Retail	12.3	12.2
Office Building	37.8	37.9
Industrial	31.9	26.7
Hotel/Motel	0.6	0.6
Other Commercial	4.1	3.9
	100.0%	100.0%

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2010 and 2009, is shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2010	2009

1 year or less	3.5%	5.7%
Over 1 through 3 years	19.0	11.9
Over 3 through 5 years	19.7	23.9
Over 5 through 10 years	40.2	40.3
Over 10 through 15 years	9.6	8.0
Over 15 through 20 years	6.7	8.4
Over 20 years	1.3	1.8

Total	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The estimated fair value of mortgage loans at December 31, 2010 and 2009 was $689.6 million and $735.9 million, respectively.  The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2010, the Company originated mortgage loans of $52.2 million. The maximum and minimum lending rates for mortgage loans originated during 2010 were 7.70% and 6.50%.  During 2010 and 2009, the Company did not reduce the interest rate on any outstanding mortgage loans.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans, was 75%.

Mortgage loans and related valuation allowances at December 31 were as follows:

	2010	2009
	(In Thousands)
Unimpaired loans	$683,671	$736,963
Impaired loans without valuation allowances	—	—
Subtotal	683,671	736,963
Impaired loans with valuation allowances	—	14,217
Related valuation allowances	—	(3,015)
Subtotal	—	11,202
Total	$683,671	$748,165

The Company reviews loans for impairment based on but not limited to deteriorating market conditions, significant changes in debt coverage and loan to value ratios and borrower specific credit issues. When the company determines that based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and sets up a valuation allowance for the impaired loan with a corresponding charge to unrealized  gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2010	2009	2008
	(In Thousands)
Income
Bonds	$319,265	$307,223	$308,313
Preferred stocks	(115)	2,372	3,672
Common stocks, unaffiliated	216	246	239
Common stocks, affiliated	—	—	—
Mortgage loans	51,283	51,798	60,554
Real estate*	9,325	9,214	8,920
Contract loans	33,360	34,182	33,183
Short-term investments and cash	64	85	755
Other invested assets	6,758	1,128	4,489
Options/futures	4,572	4,769	(5,356)
Other	215	243	543
Total investment income	424,943	411,260	415,312
Expenses
Depreciation	1,960	2,015	1,955
Interest expense	20,533	—	—
Other	6,340	8,630	11,213
Total investment expenses	28,833	10,645	13,168
Net investment income	$396,110	$400,615	$402,144

* Includes amounts for the occupancy of company-owned property of $5,656, $5,662 and $5,681, in 2010, 2009, and 2008, respectively.

There was no nonadmitted accrued investment income at December 31, 2010, 2009 and 2008.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2010	2009	2008
	(In Thousands)
Bonds and other debt securities
Gross gains	$33,406	$50,696	$12,883
Gross losses	(15,631)	(29,341)	(31,281)
Preferred stocks, unaffiliated
Gross gains	—	—	—
Gross losses	—	—	(7,518)
Common stocks, unaffiliated
Gross gains	236	743	145
Gross losses	(668)	(2,126)	(1,169)
Common stocks, affiliated
Gross losses	—	—	—
Other
Gross gains	450	2	70
Gross losses	(8,847)	(28,567)	(5,552)
Net realized capital gains (losses)	8,946	(8,593)	(32,422)
Amount transferred to IMR	(19,942)	(42,602)	(10,404)
	(10,996)	(51,195)	(42,826)
Less federal income taxes on realized capital gains (losses) after effect of transfer to IMR	4,798	9,403	9,478
Net realized capital gains (losses)	$(6,198)	$(41,792)	$(33,348)

Loaned Securities

The Company exited its security lending program in 2010. Cash collateral collected from borrowers on securities loaned totaled $50.7 million at December 31, 2009.  This represents gross collateralization of 102% of market value of securities on loan for the year ended December 31, 2009.  The amount of collateral received was $50.7 million and the fair value of the securities loaned was $49.7 million for the year ended December 31, 2009.  The Company’s earnings with respect to its modified securities lending program were $0.1 million less expenses of $0.0 million in 2009.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

B.  Investments (continued)

Loaned Securities (continued)

These investments were reviewed at least quarterly to determine if market declines are other than temporary in accordance with Statutory Accounting Principles.  If the decline is deemed to be other-than-temporary (“OTTI”) in nature, the Company recognizes a realized loss, adjusting the cost basis to the market value of the security at the time of the impairment.  The Company recognized OTTI of approximately $1.8 million as of December 31, 2009, on the securities lending reinvested collateral.

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders.  The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $8.8 million and $18.6 million of impairments on non-public joint ventures in 2010 and 2009, respectively.  These joint ventures have underlying characteristics of common stock.  Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio.  These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.  Any repurchase liability is included in other liabilities.  There were no open transactions at December 31, 2010 or 2009.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2010	2009
	(In Thousands)
Net deferred tax asset	$66,845	$68,182
Furniture and equipment	3,281	2,786
Software applications	22,418	14,667
Prepaid pension asset	23,912	23,262
Prepaid expenses	3,351	2,843
Other	3,618	2,114
Total nonadmitted assets	$123,425	$113,854

D.  Investment Products

The Company issues several investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. The book value of liabilities for these investment products was $789.5 million and $791.5 million at December 31, 2010 and 2009, respectively.  The fair value of liabilities for these investment products was $765.9 million and $764.2 million at December 31, 2010 and 2009, respectively.  The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

E.  Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person.  Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.  Total individual life premiums ceded were $49.3 million, $49.2 million, and $47.3 million for the years ended December 31, 2010, 2009, and 2008, respectively, and are included as a reduction of premium and annuity considerations.  Total individual life insurance ceded was $20.0 billion and $20.4 billion of the $41.5 billion and $42.2 billion in force at December 31, 2010 and 2009, respectively.  The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2010 and 2009, the Company did not have ownership or control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity.  There were no unilaterally cancelable

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

E.  Reinsurance (continued)

reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2010 and 2009.  As of December 31, 2010 and 2009, the Company recorded a reserve credit for reinsurance of $119.3 million and $116.0 million, respectively, related to reinsurance contracts with Swiss Re.

No reinsurance agreements were in force at December 31, 2010 and 2009 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.  No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”).  All amounts reinsured by UNUM are on a modified coinsurance basis.  The Company cedes 50% of the experience risk on open claims as of 1/1/1991 to UNUM.  Interest is paid to UNUM on these reserves at a rate of 9.44%.  The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM.  Interest is paid to UNUM on these reserves at a rate of 6.98%.  Total disability income premiums ceded in 2010, 2009, and 2008 were $27.6 million, $28.8 million and $30.6 million, respectively.

In 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised.  The effect of the change in 2008 was a $13.1 million increase in reserves with $9.6 million in cash being transferred to the company from UNUM. The net amount of approximately $3.4 million was charged to capital and surplus.

In 2009, a number of assumption changes to life insurance and annuity product resulted in a $2.4 million increase in reserves. The $2.4 million was charged to capital and surplus.

In 2010, there were no assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes

At December 31, 2010 and 2009, the Company elected to admit deferred tax assets pursuant to SSAP No. 10R, Income Taxes, paragraph 10.(e). (the election).

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	2010			2009
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)

Gross deferred tax assets	$246,030	$14,409	$260,439	$242,043	$16,792	$258,835

Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	246,030	14,409	260,439	242,043	16,792	258,835
Gross deferred tax liabilities	(52,396)	(8,173)	(60,569)	(54,708)	(1,521)	(56,229)
Net deferred tax asset/ (liability)	$193,634	$6,236	$199,870	$187,335	$15,271	$202,606

Admitted pursuant to para. 10.a.	—	—	—	—	4,520	4,520

Paragraph 10.b.i.	79,767	2,389	82,156	81,224	—	81,224
Paragraph 10.b.ii.	N/A	N/A	104,034	N/A	N/A	97,679

Admitted pursuant to para. 10.b.	79,767	2,389	82,156	81,224	—	81,224
Admitted pursuant to para. 10.c.	52,396	8,173	60,569	54,708	1,521	56,229
Total admitted without election	$132,163	$10,562	$142,725	$135,932	$6,041	$141,973

Admitted pursuant to para. 10.e.i	—	—	—	—	4,520	4,520

Paragraph 10.e.ii.a.	130,636	2,389	133,025	129,904	—	129,904
Paragraph 10.e.ii.b.	N/A	N/A	156,052	N/A	N/A	146,519

Admitted pursuant to para. 10.e.ii.	130,636	2,389	133,025	129,904	—	129,904
Admitted pursuant to para. 10.e.iii.	52,396	8,173	60,569	54,708	1,521	56,229
Total admitted with election	$183,032	$10,562	$193,594	$184,612	$6,041	$190,653

Nonadmitted deferred tax asset	(62,998)	(3,847)	(66,845)	(57,431)	(10,751)	(68,182)
Net admitted deferred tax asset/ (liability)	$130,636	$2,389	$133,025	$129,904	$4,520	$134,424

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.       Federal Income Taxes (continued)

The change in the components of the net deferred tax asset/(liability) from prior year is as follows:

		Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$3,987	$(2,383)	$1,604
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	3,987	(2,383)	1,604
Gross deferred tax liabilities	2,312	(6,652)	(4,340)
Net deferred tax asset/ (liability)	$6,299	$(9,035)	$(2,736)

Admitted pursuant to para. 10.a.	—	(4,520)	(4,520)

Paragraph 10.b.i.	(1,457)	2,389	932
Paragraph 10.b.ii.	N/A	N/A	6,355

Admitted pursuant to para. 10.b.	(1,457)	2,389	932
Admitted pursuant to para. 10.c.	(2,312)	6,652	4,340
Total admitted without election	$(3,769)	$4,521	$752

Admitted pursuant to para. 10.e.i	—	(4,520)	(4,520)

Paragraph 10.e.ii.a.	732	2,389	3,121
Paragraph 10.e.ii.b.	N/A	N/A	9,533

Admitted pursuant to para. 10.e.ii.	732	2,389	3,121
Admitted pursuant to para. 10.e.iii.	(2,312)	6,652	4,340
Total admitted with election	$(1,580)	$4,521	$2,941

Nonadmitted deferred tax asset	(5,567)	6,904	1,337
Net admitted deferred tax asset/ (liability)	$732	$(2,131)	$(1,399)

The following statutory balances increased as a result of the election (all ordinary):

	2010
	Without Election	With Election	Increase
	(In Thousands)
Admitted deferred tax assets	$82,156	$133,025	$50,869
Admitted assets	8,607,014	8,657,883	50,869
Statutory surplus	1,085,308	1,136,177	50,869
Total adjusted capital	1,211,707	1,262,576	50,869
Authorized control level	160,665	160,665

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Federal Income Taxes (continued)

	2009
	Without Election	With Election	Increase
	(In Thousands)
Admitted deferred tax assets	$85,743	$134,424	$48,680
Admitted assets	8,452,517	8,501,197	48,680
Statutory surplus	1,085,523	1,134,203	48,680
Total adjusted capital	1,181,290	1,229,970	48,680
Authorized control level	152,425	152,425

At December 31, 2010 and 2009, tax planning strategies had the following impact on deferred tax assets:

	2010
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$0	$2,389	$2,389
Percentage of gross deferred tax assets	0%	17%	1%
Percentage of net admitted deferred tax assets	0%	23%	1%

	2009
	Ordinary	Capital	Total
	(In Thousands)
Tax planning strategies	$0	$4,520	$4,520
Percentage of gross deferred tax assets	0%	27%	2%
Percentage of net admitted deferred tax assets	0%	75%	2%

Federal current income taxes incurred consists of the following major components:

	2010	2009
	(In Thousands)
Tax (benefit) on operations	$(16,298)	$5,805
Tax credits	(5,472)	(3,787)
Income taxes incurred on operations	(21,770)	2,018
Tax (benefit) on realized capital gains/losses	3,839	6,070
Total current income taxes incurred	$(17,931)	$8,088

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2010	2009	Character
	(In Thousands)
Deferred Tax Assets:
Deferred acquisition costs	$54,219	$55,767	Ordinary
Reserves	74,326	79,622	Ordinary
Policyholder dividends	23,730	24,030	Ordinary
Capital invested assets	14,409	16,792	Capital
Employee benefits	78,212	70,869	Ordinary
Other	15,543	11,755	Ordinary
Total deferred tax assets	$260,439	$258,835
Nonadmitted deferred tax assets	(66,845)	(68,183)
Admitted deferred tax assets	$193,594	$190,652

Deferred Tax Liabilities:
Deferred and uncollected premiums	$21,286	$23,594	Ordinary
Capital invested assets	8,173	1,521	Capital
Ordinary invested assets	6,295	6,072	Ordinary
Reserves	2,261	2,638	Ordinary
Real estate	4,768	4,496	Ordinary
Employee benefits	10,731	10,766	Ordinary
Other	7,055	7,142	Ordinary
Total deferred tax liabilities	$60,569	$56,229
Net admitted deferred tax asset (liability)	$133,025	$134,424

The change in deferred income taxes is comprised of the following:

	2010	2009	Change
	(In Thousands)
Gross deferred tax assets	$260,439	$258,835	$1,604
Gross deferred tax liabilities	(60,569)	(56,229)	(4,340)
Net deferred tax asset	$199,870	$202,606	$(2,736)
Less: Tax effect of unrealized gains/losses			(3,471)
Less: Tax effect of non-admitted assets			3,818
Less: Tax effect of min. pension obligation			5,834
Less: Tax effect of other surplus items			3,432
Adjusted change in net deferred taxes			$(12,349)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

2010
(In Thousands)
Pre-tax income computed at statutory rate	$4,991
Amortization of IMR	(1,464)
Adjustments for prior year taxes	(66)
Dividends received deduction	(1,372)
COLI	(2,399)
Tax credits	(5,472)
Other	200
Total	$(5,582)

Total current income taxes incurred	$(17,931)
Adjusted incr. (decr.) in net deferred taxes	(12,349)
Total income tax incurred	$(5,582)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“ASC 740-10”).  The NAIC is still evaluating the applicability of ASC 740-10 to statutory financial reporting.  Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.  The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets”.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

2010
(In Thousands)

Balance, beginning of year	$260
Additions based on tax positions related to the current year	40
Additions for tax positions of prior years	(140)

Balance, end of year	$160

The entire liability for unrecognized tax benefit balance as of December 31, 2009, if recognized, would impact the Company’s effective rate.  It is likely that the amount of unrecognized tax benefits will decrease by $40,000 within the next twelve months as a result of the expiration of the statute of limitations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F.  Federal Income Taxes (continued)

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2010 and December 31, 2009, the Company has recognized approximately $0.1 million and $0.4 million in interest expense and penalties, respectively.  The Company has  approximately $1.1 million and $1.2 million accrued for interest and penalties at December 31, 2010 and December 31, 2009 respectively.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
2010	—	—
2009	—	—
2008	—	—

During 2010, the IRS commenced examination of the Company’s 2008 consolidated federal income tax return.  The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2007.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Information Concerning Parent, Subsidiaries and Affiliates

During 2010, the Company paid a cash dividend of $25.0 million to NLVF.  There were no dividends paid in 2009 or 2008.

In 2009, NLVF formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company.  NLREH is an affiliate of National Life.  NLREH operations consist primarily of management and operation of other real estate owned.  In 2009, National Life sold real estate mortgages plus accrued interest with a fair value of $8.3 million to NLREH.  In 2010, National Life sold one mortgage plus accrued interest with a fair value of $11.9 million to NLREH.

In 2009, the Company purchased $7.0 million of a 6.5% senior note issued by NLVF with an amortized cost of $3.9 million and is accreting the discount into net investment income.

In 2009, the Company made a $8.6 million unsecured loan to NLVF. The loan is due to be repaid January 31, 2012. Interest on the loan is calculated at LIBOR + 150.

In 2008, the Company made a $25 million unsecured loan to NLVF.  The loan was originally due to be repaid on December 31, 2009. An amendment was made to the agreement with a revised due date of December 31, 2011. Interest on the loan is calculated at LIBOR + 150.

In 2008, the Company contributed $69.7 million to LSW as a capital contribution.  The capital contribution consisted of $10 million in cash and $59.7 million in securities.

All intercompany transactions are settled on a current basis.  Amounts payable or receivable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets.  There was $1.4 million payable to LSW for the year ended December 31, 2010 and $6.5 million for the year ended December 31,

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

2009.  For cost allocation agreements with LSW, the Company received $23.0 million and $24.9 million for the years ended December 31, 2010 and 2009.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2010 and 2009.

The Company and several of its subsidiaries and affiliates share common facilities and employees.  Expenses are periodically allocated according to specified reimbursement agreements.

H.  Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service and compensation, increased at a specified rate of interest.  This plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These non-qualified defined benefit pension plans are not separately funded.  Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents.  Spouses of participants generally qualify for the medical and dental plans.  Substantially all employees and agents who began service prior to July 1, 2001 may be eligible for medical and dental retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.  These defined benefit plans are included in the other benefits category in the tables that follow.

The following tables show the plans’ combined funded status at December 31:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of year	$266,004	$264,504	$250,225	$34,370	$33,823	$31,440
Service cost	5,126	5,525	4,403	1,290	1,654	873
Interest cost	15,763	15,726	14,792	2,048	2,049	1,862
Actuarial (gain) loss	28,070	(3,359)	11,165	(1,568)	(491)	2,203
Benefits paid	(16,838)	(16,392)	(16,081)	(3,059)	(2,665)	(2,555)
Curtailments	—	—	—	—	—	—
Benefit obligation at end of year	$298,125	$266,004	$264,504	$33,081	$34,370	$33,823

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(2) Change in plan assets
Fair value of plan assets at beginning of year	$139,083	$129,650	$148,450	$—	$—	$—
Actual return on plan assets	13,687	5,233	(15,461)	—	—	—
Employer contribution	10,800	12,000	4,000	—	—	—
Benefits paid	(8,303)	(7,800)	(7,339)	—	—	—
Fair value of plan assets at end of year	$155,267	$139,083	$129,650	$—	$—	$—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(3) Funded status
Benefit obligation in excess of plan assets	$142,858	$126,921	$134,854	$33,081	$34,370	$33,823
Unamortized prior service benefit	(172)	(239)	(323)	(879)	(1,005)	(1,131)
Unrecognized net loss	95,580	76,956	82,585	570	2,322	3,362
Remaining net obligation or net asset at initial date of application	—	—	—	1,382	2,167	2,953
Additional funding for minimum pension liability	16,668	(6,142)	17,911	—	—	—
Prepaid assets or (accrued liabilities)	(42,835)	(45,074)	(51,599)	(32,008)	(30,886)	(28,639)

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
(4) Benefit obligation for non-vested employees	$18,891	$16,878	$16,203	$3,776	$4,592	$5,411

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
	(In Thousands)
Components of net periodic benefit cost
Service cost	$5,126	$5,525	$4,403	$1,290	$1,654	$873
Interest cost	15,763	15,726	14,791	2,048	2,049	1,862
Expected (return) on plan assets	(10,490)	(9,768)	(11,263)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	—	785	785	662
Amortization of unrecognized gains and losses	6,250	6,805	2,337	183	550	13
Amount of prior service cost recognized	(67)	(84)	(67)	(126)	(126)	(126)
Total net periodic benefit cost	$16,582	$18,204	$10,201	$4,180	$4,912	$3,284

The measurement date for all of the plans was October 1 preceding the date of the Balance Sheets.

The total accumulated benefit obligation was $284.9 million, $253.9 million and $251.2 million at December 31, 2010, 2009, and 2008, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

In 2010 an increase of $16.7 million, in 2009 a decrease of $6.1 million, and in 2008 an increase of $17.9 million in the minimum pension liability were recorded as an adjustment to surplus.  The minimum funding obligation liability at December 31, 2010, 2009 and 2008 was $60.9 million, $44.2 million and $50.3 million, respectively.  There were no admitted intangible pension assets at December 31, 2010, 2009, or 2008.  The HOEPP prepaid pension asset of $23.9 million, $23.3 million, and $18.7 million at December 31, 2010, 2009, and 2008, respectively, is accounted for as a nonadmitted asset.

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	5.25%	5.75%	6.00%	5.25%	5.75%	6.00%
b. Rate of compensation increase	Varies - based on age	Varies - based on age	Varies - based on age	N/A	N/A	N/A
Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	5.75%	6.00%	6.00%	5.75%	6.00%	6.00%
b. Rate of compensation increase	Varies - based on age	Varies - based on age	Varies - based on age
c. Expected long-term rate of return on plan assets	7.5%	7.5%	7.75%	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 6.0% for 2010, 6.5% for 2009 and 7.0% for 2008.  This projected rate declines linearly to 5.0% in 2012 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.2 million and increase the service cost component of net periodic postretirement benefit costs by approximately $0.2 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.6 million and the service cost component of net periodic pension cost by about $0.1 million.  The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2010	October 1, 2009
Bonds	39%	38%
Common stocks	61	61
Group annuity contract and other	0	1
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.0% is based upon an expected return on stock investments of 8%-9%, and a weighted expected return of 4%-5% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long-term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2010, and in aggregate for the five years thereafter is as follows:

Year	Projected Pension Benefit Payments	Projected Other Benefit Payments	Projected Medicare Part D Reimbursements
	(In Thousands)
2011	$19,303	$2,204	$92
2012	19,039	2,236	99
2013	19,496	2,314	104
2014	20,028	2,381	109
2015	21,062	2,468	115
2016-2020	109,002	12,862	645

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H.  Benefit Plans (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2011 into its separately funded defined benefit pension plan is approximately $10.0 million.

The Company provides 401-K plans for its employees.  For employees hired prior to July 1, 2001, up to 3% of an employee’s salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines.  Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation.  Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines.  Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company’s contribution to the 401-K plans for its employees for the years ended December 31, 2010, 2009, and 2008, was $0.8 million each year.

The Company also provides a 401-K plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  No Company contributions are made to the plan.  Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.  The Company did not make a contribution to its 401-K plan for agents for years ended 2010 and 2009.

The Company also has a defined contribution pension plan covering substantially all full-time agents.  Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

On September 18, 2009, the Company issued surplus notes with principal balance of $200 million, bearing interest at 10.5% and a maturity date of September 15, 2039. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is schedule to be paid semiannually on March 15 and September 15 of each year. The Company paid $20.5 million in 2010 and had $6.1 million of unapproved interest that was not accrued at December 31, 2010.

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment, may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company expensed debt costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.  Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus. At December 31, 2010 and 2009, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares.  No preferred stock has been issued.

Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.  NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $220 million in debt financing in 2003, issuance of an additional $75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business.  There were no changes in the balances of any special surplus funds from the prior period.

In 2010, the Company paid an ordinary dividend of $25.0 million to NLVF.  No dividend was declared or paid in 2009.  Dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner.  Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder.  No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2010, 2009, and 2008.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points. The outstanding balance on the line of credit was $0 as of December 31, 2010 and 2009.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB, provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion.  The outstanding balance on this borrowing facility was $0 at December 31, 2010 and 2009.

J.  Business Risks, Commitments and Contingencies

Business Risks

Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market, equity markets and a declining real estate market in the United States, along with other factors, have contributed to increased market volatility and diminished expectations for the economy. The global capital markets are experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions.  Securities that are less liquid are more difficult to value and sell. Domestic and international equity markets have also experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

Commercial mortgage loans face heightened delinquency and default risk due to recent economic conditions and the resulting adverse impacts on the obligors of such instruments. In addition, future refinancing risks for commercial mortgage loans have resulted in declining values on certain of such instruments.  The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.  The Company established a valuation allowance for estimated impairments of $0 and $3.0 million as of December 31, 2010 and 2009, respectively.

As of December 31, 2010, the Company held $83.2 million of commercial mortgage-backed securities (“CMBS”).  As of December 31, 2010, the fair value of the Company’s CMBS was $82.7 million.  The Company did not have any other-than-temporary declines related to CMBS investments as of December 31, 2010.  It is unclear how long it will take for a return to normal market conditions.  The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of their respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.  For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2010, the Company’s over-the-counter notional exposure to derivative counterparties totaled $6.2 million with a combined market value of $9.3 million owed to the Company by these derivative counterparties.  To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds.  As of December 31, 2010, the net exposure to any one counterparty related to the Company’s derivative exposure did not exceed $5.5 million.

The Company also is subject to the risk that the issuers of or other obligors of securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio include investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition. In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns.  As of December 31, 2010, the Company had outstanding $1,074.6 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value.  This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate they are required to pay under the contracts and the rate of return they are able to earn on their general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates they earn on their general account investments, thereby reducing their spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability.  An increase in interest rates would also adversely affect the fair values of their bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  Low or declining interest rates tend to decrease the yield the Company earns on their portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which they are contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates continue to be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return they earn on their portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from their portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase.  In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield they earn on its portfolio or cause the Company to reduce the sales of some products.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions.  These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging.  Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets they purchase with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the quarter in which reserves are increased.

The Company set prices for many of their insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors. In addition, the company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of their products. The Company’s earnings are significantly influenced by the claims paid under their insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The company’s future experience may not match their respective pricing assumptions or their past results. As a result, the Company’s results of operations and financial condition could be materially adversely affected.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts.  Class members could instead pursue alternative dispute resolution according to predetermined guidelines.  All of the alternative dispute resolution cases had been settled by December 31, 2000.  Qualifying members also opted out of the class action to preserve their litigation rights against the Company.  Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position.  Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company anticipates additional capital investments of $67.6 million into existing limited partnerships and private placement investments due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business.  The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”).  At December 31, 2010, the Company had accrued assessment charges of $1.4 million with expected payment over the next five years.  The Company has also recorded a related asset of $0.2 million for premium tax credits, which are expected to be realized through 2017.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $8.2 million and $5.5 million in 2010 and 2009, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2010:

Year	Operating Leases
(In Millions)
2011	$5.5
2012	5.4
2013	4.8
2014	3.8
Total minimum lease payments	$19.5

The Company extended its agreement with Perot through October 31, 2014.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2010:

Year	Contract Obligation
(In Millions)
2011	$16.3
2012	17.0
2013	17.7
2014	1.5
Total contract obligation	$52.5

K. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion.  Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2010 and 2009, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

L. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2010, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$46,046	2.7%
At book value less current surrender charge of 5% or more	245,577	14.6
Total with adjustment or at market value	291,623	17.3
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	1,074,640	63.7
Not subject to discretionary withdrawal	321,432	19.0
Total annuity reserves and deposit fund liabilities — before reinsurance	1,687,695	100.0%
Less reinsurance ceded	—	—
Net annuity reserves and deposit fund liabilities	$1,687,695	100.0%

M. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2010, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$3,441	$978
Ordinary renewal	58,594	59,720
Total	$62,035	$60,698

N. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions.  All separate account assets are carried at fair value.  The Company participates in certain separate accounts.  The Company’s separate accounts are nonguaranteed.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

N. Separate Accounts (continued)

	2010	2009
	(In thousands)
Separate account premiums and considerations	$38,532	$43,466

Reserves for accounts with assets at fair value	728,149	669,581

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2010	2009
	(In thousands)
Subject to discretionary withdrawal with adjustment —
At book value (which equals fair value) less surrender charge of 5% or more	$128,931	$168,071

Subject to discretionary withdrawal without adjustment —
At book value (which equals fair value)	421,924	354,165

Not subject to discretionary withdrawal	177,294	147,345
Total reserves	$728,149	$669,581

A reconciliation of net transfers to/from separate accounts during 2010 and 2009 is as follows:

	2010	2009
	(In thousands)
Net transfers to/from separate accounts	$(15,093)	$(29,487)
Reconciling items	—	—
Total	$(15,093)	$(29,487)

O. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market.  The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to maturity.  Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level.  If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy.  The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements.  The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position.  Counterparties may make a single net payment at maturity.  Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties.  However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty.  The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts.  The amount of collateral that may be required for future trading is determined by the exchange on which it is traded.  The amount of collateral that is required for option trading is dependent on the counterparty.  Most counterparties do not require collateral.

The face or contract amount of futures, options purchased and options written notional amounts at December 31 were as follows:

	2010	2009
	(In Thousands)
Notional amounts:
Futures	$1,566	$1,103
Options purchased	120,799	90,200
Options written	116,203	76,400

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Derivative Financial Instruments (continued)

The carrying value of options and futures at December 31 were as follows:

	2010	2009
	(In Thousands)
Carrying values:
Options purchased	$14,628	$17,377
Options written	(5,422)	(8,984)
Futures purchased	128	—
Net carrying value	$9,334	$8,393

P. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2010		2009
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
	(In Thousands)
Cash and short-term investments	$64,436	$64,436	$15,352	$15,352
Bonds	5,198,213	5,551,243	5,121,985	5,241,859
Preferred stocks	—	—	30,873	27,846
Common stocks — unaffiliated	24,781	27,419	25,285	25,285
Mortgage loans	683,671	689,611	748,165	735,895
Contract loans	563,530	643,619	558,731	596,204
Separate account assets	749,233	749,233	701,025	701,025
Other invested assets — bank syndicate loans	4,712	4,712	4,754	4,754
Investment product liabilities	789,491	765,853	791,506	764,243

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available.  In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value.  If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF.  These subsidiaries are privately held and therefore fair values are not obtainable.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Fair Value of Financial Instruments (continued)

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value.  Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value.  Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

NATIONAL VARIABLE

LIFE INSURANCE

ACCOUNT

(A Separate Account of National Life Insurance Company)

FINANCIAL

STATEMENTS

* * * * *

DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2010, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Sponsor Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut

April 29, 2011

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2010

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

AIM Variable Insurance Funds
Dynamics Fund	$1,011,579	100,314.47	9.46	—	—	1,742.10	10.36	25,837.23	1.71
Global Health Care Fund	$2,177,025	191,985.22	10.73	—	—	8,645.34	11.74	7,175.18	2.24
Technology Fund	$1,600,693	297,876.13	5.19	—	—	7,049.84	5.69	8,660.52	1.55
Alger American Fund
Growth Portfolio	$15,056,232	644,501.24	21.47	2,150.70	16.91	49,539.14	10.80	10,266.03	62.61
Capital Appreciation Portfolio	$1,812,722	119,205.24	12.78	736.48	17.76	14,342.26	13.99	14,263.16	5.24
SmallCap Growth Portfolio	$8,048,119	472,313.71	16.46	48.85	19.08	669.88	15.19	4,303.62	61.03
Alliance Bernstein
Value	$6,576	273.85	13.72	201.64	13.98	—	—	—	—
Small/Mid Cap Value	$856,830	40,321.18	19.23	528.19	19.59	3,634.43	19.59	—	—
International Value	$2,856,325	179,636.23	14.52	1,509.36	14.80	15,230.59	14.80	—	—
International Growth	$571,357	22,581.73	16.54	8,168.62	16.85	3,580.15	16.85	—	—
American Century Variable Portfolios
Income & Growth Portfolio	$3,180,709	226,401.46	12.13	—	—	27,024.35	13.43	8,735.35	8.02
Inflation Protection Portfolio	$2,189,913	143,074.44	13.09	372.39	12.23	15,723.94	13.89	67,241.09	1.40
International Portfolio	$5,078,621	306,742.41	15.00	2,018.86	16.02	27,875.54	15.93	—	—
Ultra Portfolio	$103,400	6,832.20	11.17	—	—	2,283.86	11.86	—	—
Value Portfolio	$7,031,847	337,546.17	18.76	443.25	13.74	20,831.98	18.83	22,990.02	12.98
Vista Portfolio	$961,617	64,366.96	13.19	—	—	8,044.83	14.00	—	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	$634,365	44,100.16	12.72	—	—	5,445.33	13.50	—	—
Opportunistic Small Cap Portfolio (1)	$97,745	9,371.16	10.43	—	—	—	—	—	—
Quality Bond Portfolio	$348,383	24,318.77	13.08	—	—	2,190.02	13.88	—	—
Socially Responsible Growth Fund	$333,715	34,135.31	8.27	—	—	1,068.52	9.05	13,637.14	3.04
DWS Variable Series II
Dreman Strategic Value	$201,665	19,962.47	10.01	—	—	166.54	10.63	—	—
Dreman Small Cap Value Portfolio	$3,202,502	174,210.38	16.75	823.52	17.25	15,213.11	17.78	—	—
DWS VIT Funds
Equity 500 Index Fund	$939,882	—	—	—	—	—	—	62,303.57	15.01
Small Cap Index Fund	$563,861	2,277.85	16.63	30.44	16.94	7,736.52	16.94	19,819.58	19.81

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2010

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$1,981,349	106,801.70	15.01	576.19	15.67	23,196.65	15.93	—	—
Mutual Shares Securities Fund	$877,621	62,557.37	12.45	501.09	14.29	6,943.18	13.21	—	—
Global Real Estate Fund	$1,028,494	83,269.47	11.60	—	—	5,059.22	12.32	—	—
Mutual Global Discovery Securities Fund	$92,669	6,486.25	13.71	104.28	13.97	162.01	13.97	—	—
Small Midcap Growth Fund	$272,275	18,773.50	13.90	74.59	18.39	676.38	14.76	—	—
Small Cap Value Securities Fund	$635,187	31,550.02	15.73	278.49	17.52	8,036.89	16.69	—	—
US Government	$3,320,129	274,216.91	10.94	1,722.46	11.14	27,054.94	11.14	—	—
JP Morgan Series Trust II
International Equity Portfolio	$4,226,309	207,519.95	13.00	—	—	18,189.30	13.56	84,429.92	15.10
Small Cap Core	$1,108,302	51,766.28	17.04	—	—	13,878.57	15.88	265.57	21.65
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$2,195,861	—	—	—	—	—	—	1,311,927.41	1.67
Emerging Markets Equity Portfolio	$625,287	—	—	—	—	—	—	217,266.70	2.87
US Real Estate Portfolio	$101,859	—	—	—	—	—	—	31,422.72	3.23
Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	$609,740	48,727.15	10.07	—	—	11,164.65	10.69	—	—
Short Duration Bond Portfolio	$3,843,357	315,425.83	10.84	2,448.22	12.30	34,142.48	11.51	—	—
Mid Cap Growth Portfolio	$347,056	20,226.21	16.84	230.83	16.91	145.56	17.87	—	—
Partners Portfolio	$2,538,155	140,478.99	14.62	348.66	18.74	25,447.24	14.88	3,506.03	28.07
Socially Responsive Portfolio	$2,050	109.40	15.80	20.02	16.09	—	—	—	—
Oppenheimer Variable Products
Balanced / VA	$20,294	1,495.09	13.54	3.17	13.80	—	—	—	—
Main Street Small Cap	$9,500	535.93	17.73	—	—	—	—	—	—
Global Strategic Income / VA (1)	$84,574	5,617.68	14.05	152.19	14.31	243.75	14.31	—	—
Sentinel Variable Products Trust
Balanced Fund	$3,892,341	161,338.44	21.02	567.15	13.83	26,838.78	16.79	1,665.72	25.79
Bond Fund	$6,370,144	272,779.37	20.61	869.08	12.24	34,910.62	20.30	1,402.42	20.19
Common Stock Fund	$28,475,020	1,061,252.13	24.45	2,825.01	14.96	60,508.50	17.23	88,136.31	16.35
Mid Cap Fund (2)	$8,193,663	330,894.93	21.74	45.35	16.50	45,198.50	15.52	19,083.97	15.60
Money Market Fund	$9,815,654	503,148.88	13.84	5,147.37	10.01	161,194.92	14.16	396,161.47	1.31
Small Company Fund	$16,822,203	345,651.61	44.71	2,531.11	16.40	37,395.17	32.92	3,944.71	24.14

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund /VA

(2) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2010

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

T Rowe Price Equity Series
Blue Chip Growth Portfolio	$1,415,475	91,912.39	12.57	547.49	16.82	18,817.79	13.34	—	—
Equity Income Portfolio	$5,696,797	407,409.31	12.38	2,717.92	14.50	46,839.53	13.14	—	—
Health Sciences Portfolio	$835,675	50,702.32	15.26	282.99	16.49	3,532.29	16.20	—	—
Personal Strategy Portfolio	$90,868	5,970.05	15.22	—	—	—	—	—	—
Van Eck VIP Trust (1)
Emerging Markets (2)	$2,158,639	68,122.85	27.91	771.13	28.44	8,265.42	28.44	—	—
VIP Global Bond (3)	$212,296	13,095.84	11.76	169.80	11.98	4,693.83	11.98	—	—
VIP Global Hard Assets (4)	$270,976	13,146.72	19.88	218.62	20.25	259.38	20.25	—	—
Variable Insurance Product Funds
Contrafund Portfolio	$12,764,653	423,876.86	27.27	2,484.84	16.16	53,281.40	21.83	—	—
Equity Income Portfolio	$10,128,179	219,652.39	44.06	143.65	15.26	33,757.49	13.29	—	—
Growth Portfolio	$13,658,770	283,069.26	44.35	166.42	15.89	78,302.77	14.07	—	—
High Income Portfolio	$5,120,716	126,879.61	37.58	425.31	16.86	24,815.52	13.90	—	—
Index 500 Portfolio	$37,447,052	940,358.73	33.49	18,128.31	14.72	412,404.87	13.78	—	—
Investment Grade Bond Portfolio	$6,442,336	303,761.09	16.45	602.36	12.91	71,107.18	18.01	72,604.32	2.15
Mid Cap Portfolio	$4,943,207	231,956.70	19.65	1,107.19	18.86	17,504.02	20.86	—	—
Overseas Portfolio	$10,217,825	318,327.31	29.25	1,872.78	15.28	34,883.58	13.61	152,410.48	2.63
Value Strategies	$102,678	4,333.68	20.79	594.34	21.18	—	—	—	—
Wells Fargo Variable Trust Funds
Discovery	$6,825,421	337,294.40	18.49	—	—	25,620.10	21.14	1,738.00	28.03
Opportunity	$4,440,569	122,978.54	21.72	—	—	25,341.83	22.32	24,711.69	48.50

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(3) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AIM Variable Insurance Funds	AIM Variable Insurance Funds	AIM Variable Insurance Funds	Alger American Fund	Alger American Fund
	Dynamics	Global Health Care	Technology	Growth	Capital Appreciation

Investment income:
Dividend income	$—	$—	$—	$103,962	$6,578

Expenses:
Mortality and expense risk and administrative charges	7,914	18,903	12,485	121,062	14,148

Net investment income (loss)	(7,914)	(18,903)	(12,485)	(17,100)	(7,570)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	(17,039)	(264,143)	(21,162)	(434,274)	8,538

Net unrealized appreciation (depreciation) on investments	216,855	382,490	305,580	2,127,964	208,798

Net realized and unrealized gain (loss) on investments	199,816	118,347	284,418	1,693,690	217,336

Increase (decrease) in net assets resulting from operations	$191,902	$99,444	$271,933	$1,676,590	$209,766

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap Growth	Value	Small/Mid Cap Value	International Value

Investment income:
Dividend income	$—	$83	$2,997	$85,527

Expenses:
Mortality and expense risk and administrative charges	65,845	25	6,473	22,440

Net investment income (loss)	(65,845)	58	(3,476)	63,087

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—

Net realized gain (loss) from shares sold	164,884	57	79,933	152,227

Net unrealized appreciation (depreciation) on investments	1,559,637	475	98,145	(88,403)

Net realized and unrealized gain (loss) on investments	1,724,521	532	178,078	63,824

Increase (decrease) in net assets resulting from operations	$1,658,676	$590	$174,602	$126,911

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Alliance Bernstein	American Century Variable Portfolios	American Century Variable Portfolios	American Century Variable Portfolios	American Century Variable Portfolios
	International Growth	Income & Growth	Inflation Protection	International	Ultra

Investment income:
Dividend income	$10,546	$45,139	$39,642	$107,408	$475

Expenses:
Mortality and expense risk and administrative charges	3,439	24,953	18,199	40,609	644

Net investment income (loss)	7,107	20,186	21,443	66,799	(169)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	36,131	(388,214)	33,618	(387,350)	(8,152)

Net unrealized appreciation (depreciation) on investments	31,992	740,924	37,894	895,496	21,918

Net realized and unrealized gain (loss) on investments	68,123	352,710	71,512	508,146	13,766

Increase (decrease) in net assets resulting from operations	$75,230	$372,896	$92,955	$574,945	$13,597

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	American Century Variable Portfolios	American Century Variable Portfolios	Dreyfus Variable Investment Fund	Dreyfus Variable Investment Fund	Dreyfus Variable Investment Fund
	Value	Vista	Appreciation	Opportunistic Small Cap (1)	Quality Bond

Investment income:
Dividend income	$146,400	$—	$13,631	$659	$13,527

Expenses:
Mortality and expense risk and administrative charges	55,987	7,182	5,043	763	3,104

Net investment income (loss)	90,413	(7,182)	8,588	(104)	10,423

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	(709,491)	(70,928)	(58,063)	(6,435)	7,163

Net unrealized appreciation (depreciation) on investments	1,400,001	259,138	130,826	29,714	7,611

Net realized and unrealized gain (loss) on investments	690,510	188,210	72,763	23,279	14,774

Increase (decrease) in net assets resulting from operations	$780,923	$181,028	$81,351	$23,175	$25,197

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Dreyfus Variable Investment Fund	DWS Variable Series II	DWS Variable Series II	DWS VIT Funds	DWS VIT Funds
	Socially Responsible Growth	Dreman Strategic Value	Dreman Small Cap Value	Equity 500 Index	Small Cap Index

Investment income:
Dividend income	$2,507	$3,085	$26,472	$15,952	$4,575

Expenses:
Mortality and expense risk and administrative charges	2,419	1,706	25,063	2,107	2,019

Net investment income (loss)	88	1,379	1,409	13,845	2,556

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	(485)	(49,585)	(36,356)	(4,391)	(8,379)

Net unrealized appreciation (depreciation) on investments	40,820	68,727	615,814	110,628	122,110

Net realized and unrealized gain (loss) on investments	40,335	19,142	579,458	106,237	113,731

Increase (decrease) in net assets resulting from operations	$40,423	$20,521	$580,867	$120,082	$116,287

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
	Foreign Securities	Mutual Shares Securities	Global Real Estate	Mutual Global Discovery Securities	Small Midcap Growth Fund

Investment income:
Dividend income	$34,287	$14,153	$27,079	1,245	$—

Expenses:
Mortality and expense risk and administrative charges	15,301	7,452	8,371	656	1,969

Net investment income (loss)	18,986	6,701	18,708	589	(1,969)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—

Net realized gain (loss) from shares sold	(143,296)	(75,821)	(193,769)	4,666	(17,186)

Net unrealized appreciation (depreciation) on investments	246,632	157,086	353,523	3,025	74,465

Net realized and unrealized gain (loss) on investments	103,336	81,265	159,754	7,691	57,279

Increase (decrease) in net assets resulting from operations	$122,322	$87,966	$178,462	8,280	$55,310

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	JP Morgan Series Trust II	JP Morgan Series Trust II
	Small Cap Value Securities	US Government	International Equity	Small Cap

Investment income:
Dividend income	$4,187	$108,358	$9,220	$—

Expenses:
Mortality and expense risk and administrative charges	4,599	27,890	26,614	8,231

Net investment income (loss)	(412)	80,468	(17,394)	(8,231)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—

Net realized gain (loss) from shares sold	(51,996)	24,347	(463,661)	(133,334)

Net unrealized appreciation (depreciation) on investments	191,863	40,546	759,269	384,928

Net realized and unrealized gain (loss) on investments	139,867	64,893	295,608	251,594

Increase (decrease) in net assets resulting from operations	$139,455	$145,361	$278,214	$243,363

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Morgan Stanley Universal Institutional	Morgan Stanley Universal Institutional	Morgan Stanley Universal Institutional	Neuberger Berman Advisors	Neuberger Berman Advisors
	Funds	Funds	Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Small Cap	Short Duration
	Fixed Income	Equity	US Real Estate	Growth	Bond
Investment income:
Dividend income	$129,296	$3,751	$2,741	$—	$192,711
Expenses:
Mortality and expense risk and administrative charges	5,551	1,592	260	4,536	31,474
Net investment income (loss)	123,745	2,159	2,481	(4,536)	161,237
Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(17,037)	(87,754)	(20,324)	15,224	(108,008)
Net unrealized appreciation (depreciation) on investments	38,817	185,223	46,391	87,253	100,707
Net realized and unrealized gain (loss) on investments	21,780	97,469	26,067	102,477	(7,301)
Increase (decrease) in net assets resulting from operations	$145,525	$99,628	$28,548	$97,941	$153,936

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Oppenheimer	Oppenheimer
	Management Trust	Management Trust	Management Trust	Variable Products	Variable Products
	Mid Cap
	Growth	Partners	Socially Responsive	Balanced / VA	Main Street
Investment income:
Dividend income	$—	$15,962	$1	$28	$27
Expenses:
Mortality and expense risk and administrative charges	2,828	18,332	18	33	63
Net investment income (loss)	(2,828)	(2,370)	(17)	(5)	(36)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(25,948)	(644,284)	814	396	253
Net unrealized appreciation (depreciation) on investments	108,641	969,915	(403)	105	1,276
Net realized and unrealized gain (loss) on investments	82,693	325,631	411	501	1,529
Increase (decrease) in net assets resulting from operations	$79,865	$323,261	$394	$496	$1,493

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

		Sentinel	Sentinel	Sentinel	Sentinel
	Oppenheimer	Variable	Variable	Variable	Variable
	Variable Products	Products Trust	Products Trust	Products Trust	Products Trust
	Global Strategic			Common
	Income (1)	Balanced	Bond	Stock	Mid Cap (2)
Investment income:
Dividend income	$1,235	$60,606	$231,139	$352,220	$3,795
Expenses:
Mortality and expense risk and administrative charges	298	31,065	50,466	227,570	62,015
Net investment income (loss)	937	29,541	180,673	124,650	(58,220)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	315,369	—	—
Net realized gain (loss) from shares sold	2,250	(126,258)	58,528	(357,564)	(78,180)
Net unrealized appreciation (depreciation) on investments	996	498,531	(195,783)	3,977,810	1,661,388
Net realized and unrealized gain (loss) on investments	3,246	372,273	178,114	3,620,246	1,583,208
Increase (decrease) in net assets resulting from operations	$4,183	$401,814	$358,787	$3,744,896	$1,524,988

(1) During 2010, the Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund /VA

(2) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences
Investment income:
Dividend income	$11	$8,083	$—	$86,156	$—
Expenses:
Mortality and expense risk and administrative charges	80,352	130,921	10,351	45,019	7,201
Net investment income (loss)	(80,341)	(122,838)	(10,351)	41,137	(7,201)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	—	(666,921)	2,205	306,795	(3,937)
Net unrealized appreciation (depreciation) on investments	(17)	3,951,827	196,064	350,577	119,626
Net realized and unrealized gain (loss) on investments	(17)	3,284,906	198,269	657,372	115,689
Increase (decrease) in net assets resulting from operations	$(80,358)	$3,162,068	$187,918	$698,509	$108,488

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	T Rowe Price	Van Eck	Van Eck	Van Eck
	Equity	VIP	VIP	VIP
	Series	Trust (1)	Trust (1)	Trust (1)
	Personal	Emerging	Global	Global
	Strategies	Markets (2)	Bond (3)	Hard Asset (4)
Investment income:
Dividend income	$1,789	$10,894	$1,552	$437
Expenses:
Mortality and expense risk and administrative charges	653	16,420	985	1,460
Net investment income (loss)	1,136	(5,526)	567	(1,023)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—
Net realized gain (loss) from shares sold	732	408,961	587	12,096
Net unrealized appreciation (depreciation) on investments	8,654	47,448	1,474	43,755
Net realized and unrealized gain (loss) on investments	9,386	456,409	2,061	55,851
Increase (decrease) in net assets resulting from operations	$10,522	$450,883	$2,628	$54,828

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(3) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500
Investment income:
Dividend income	$145,396	$172,982	$33,855	$381,701	$677,507
Expenses:
Mortality and expense risk and administrative charges	100,979	84,457	105,689	43,232	284,788
Net investment income (loss)	44,417	88,525	(71,834)	338,469	392,719
Realized and unrealized gain (loss) on investments:
Capital gains distributions	5,287	—	41,236	—	660,036
Net realized gain (loss) from shares sold	(1,439,833)	(917,935)	(251,709)	(232,117)	(1,456,862)
Net unrealized appreciation (depreciation) on investments	3,179,847	2,102,029	2,898,031	495,159	5,052,750
Net realized and unrealized gain (loss) on investments	1,745,301	1,184,094	2,687,558	263,042	4,255,924
Increase (decrease) in net assets resulting from operations	$1,789,718	$1,272,619	$2,615,724	$601,511	$4,648,643

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Value Strategies	Discovery	Opportunity
Investment income:
Dividend income	$226,361	$16,315	$132,777	$503	$—	$29,959
Expenses:
Mortality and expense risk and administrative charges	54,937	40,191	80,149	486	52,133	27,234
Net investment income (loss)	171,424	(23,876)	52,628	17	(52,133)	2,725
Realized and unrealized gain (loss) on investments:
Capital gains distributions	68,884	14,736	18,106	—	—	—
Net realized gain (loss) from shares sold	63,045	424,473	(1,558,734)	1,586	219,278	(361,825)
Net unrealized appreciation (depreciation) on investments	117,961	723,142	2,627,128	15,830	1,660,989	1,200,412
Net realized and unrealized gain (loss) on investments	249,890	1,162,351	1,086,500	17,416	1,880,267	838,587
Increase (decrease) in net assets resulting from operations	$421,314	$1,138,475	$1,139,128	$17,433	$1,828,134	$841,312

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation

Net investment income (loss)	$(7,914)	$(18,903)	$(12,485)	$(17,100)	$(7,570)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(17,039)	(264,143)	(21,162)	(434,274)	8,538
Net unrealized appreciation (depreciation) on investments	216,855	382,490	305,580	2,127,964	208,798

Net realized and unrealized gain (loss) on investments	199,816	118,347	284,418	1,693,690	217,336

Increase (decrease) in net assets resulting from operations	191,902	99,444	271,933	1,676,590	209,766

Accumulation unit transactions:
Participant deposits	122,393	271,440	198,680	1,649,237	194,183
Transfers between investment sub-accounts and general account, net	(45,021)	(18,334)	(43,603)	(173,175)	(35,625)
Net surrenders and lapses	(60,176)	(415,743)	(97,221)	(1,057,642)	(177,456)
Contract benefits	(773)	(676)	—	(49,221)	—
Loan interest received	2,754	8,588	3,170	75,917	3,881
Transfers for policy loans	(33,362)	(36,802)	(49,397)	(350,960)	(13,601)
Contract charges	(88,643)	(181,833)	(132,140)	(1,136,033)	(129,298)
Other	427	1,667	669	35,390	815

Total net accumulation unit transactions	(102,401)	(371,693)	(119,842)	(1,006,487)	(157,101)

Increase (decrease) in net assets	89,501	(272,249)	152,091	670,103	52,665

Net assets, beginning of period	$922,078	$2,449,274	$1,448,602	$14,386,129	$1,760,057

Net assets, end of period	$1,011,579	$2,177,025	$1,600,693	$15,056,232	$1,812,722

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International
	Growth	Value	Value	Value

Net investment income (loss)	$(65,845)	$58	$(3,476)	$63,087

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—
Net realized gain (loss) from shares sold	164,884	57	79,933	152,227
Net unrealized appreciation (depreciation) on investments	1,559,637	475	98,145	(88,403)

Net realized and unrealized gain (loss) on investments	1,724,521	532	178,078	63,824

Increase (decrease) in net assets resulting from operations	1,658,676	590	174,602	126,911

Accumulation unit transactions:
Participant deposits	703,113	3,703	112,596	331,081
Transfers between investment sub-accounts and general account, net	(298,447)	(4)	29,186	266,816
Net surrenders and lapses	(752,663)	—	(62,017)	(177,079)
Contract benefits	(23,264)	—	—	—
Loan interest received	33,073	—	2,889	9,667
Transfers for policy loans	(172,542)	—	(13,022)	(55,068)
Contract charges	(547,042)	(628)	(52,925)	(206,546)
Other	26,041	10	934	3,943

Total net accumulation unit transactions	(1,031,731)	3,081	17,641	172,814

Increase (decrease) in net assets	626,945	3,671	192,243	299,725

Net assets, beginning of period	$7,421,174	$2,905	$664,587	$2,556,600

Net assets, end of period	$8,048,119	$6,576	$856,830	$2,856,325

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

		American Century	American Century	American Century	American Century
	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	Income &	Inflation
	Growth	Growth	Protection	International	Ultra

Net investment income (loss)	$7,107	$20,186	$21,443	$66,799	$(169)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	36,131	(388,214)	33,618	(387,350)	(8,152)
Net unrealized appreciation (depreciation) on investments	31,992	740,924	37,894	895,496	21,918

Net realized and unrealized gain (loss) on investments	68,123	352,710	71,512	508,146	13,766

Increase (decrease) in net assets resulting from operations	75,230	372,896	92,955	574,945	13,597

Accumulation unit transactions:
Participant deposits	53,646	343,144	206,589	644,883	17,733
Transfers between investment sub-accounts and general account, net	145,279	6,325	256,075	27,164	(1,694)
Net surrenders and lapses	(30,412)	(337,571)	(192,427)	(334,471)	(10,427)
Contract benefits	(21,074)	(1,906)	(17,237)	(23,298)	(3,684)
Loan interest received	511	10,818	9,693	17,497	537
Transfers for policy loans	(5,100)	(15,901)	(16,664)	(113,029)	(3,047)
Contract charges	(40,001)	(268,113)	(160,451)	(386,365)	(9,365)
Other	1,759	5,491	3,256	7,073	(66)

Total net accumulation unit transactions	104,608	(257,713)	88,834	(160,546)	(10,013)

Increase (decrease) in net assets	179,838	115,183	181,789	414,399	3,584

Net assets, beginning of period	$391,519	$3,065,526	$2,008,124	$4,664,222	$99,816

Net assets, end of period	$571,357	$3,180,709	$2,189,913	$5,078,621	$103,400

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Opportunistic	Quality
	Value	Vista	Appreciation	Small Cap (1)	Bond

Net investment income (loss)	$90,413	$(7,182)	$8,588	$(104)	$10,423

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(709,491)	(70,928)	(58,063)	(6,435)	7,163
Net unrealized appreciation (depreciation) on investments	1,400,001	259,138	130,826	29,714	7,611

Net realized and unrealized gain (loss) on investments	690,510	188,210	72,763	23,279	14,774

Increase (decrease) in net assets resulting from operations	780,923	181,028	81,351	23,175	25,197

Accumulation unit transactions:
Participant deposits	742,301	136,805	93,772	14,530	42,413
Transfers between investment sub-accounts and general account, net	(89,563)	(4,507)	(4,303)	(9,679)	66,450
Net surrenders and lapses	(530,432)	(57,972)	(91,157)	(5,057)	(100,008)
Contract benefits	(1,440)	(4,267)	(1,427)	—	—
Loan interest received	20,776	5,091	2,084	6	325
Transfers for policy loans	(182,128)	(41,337)	(18,824)	(957)	(1,076)
Contract charges	(509,265)	(70,598)	(42,866)	(7,065)	(33,952)
Other	9,361	447	604	49	284

Total net accumulation unit transactions	(540,390)	(36,338)	(62,117)	(8,173)	(25,564)

Increase (decrease) in net assets	240,533	144,690	19,234	15,002	(367)

Net assets, beginning of period	$6,791,314	$816,927	$615,131	$82,743	$348,750

Net assets, end of period	$7,031,847	$961,617	$634,365	$97,745	$348,383

(1) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II	Series II	VIT Funds	VIT Funds
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	Strategic Value	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$88	$1,379	$1,409	$13,845	$2,556

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(485)	(49,585)	(36,356)	(4,391)	(8,379)
Net unrealized appreciation (depreciation) on investments	40,820	68,727	615,814	110,628	122,110

Net realized and unrealized gain (loss) on investments	40,335	19,142	579,458	106,237	113,731

Increase (decrease) in net assets resulting from operations	40,423	20,521	580,867	120,082	116,287

Accumulation unit transactions:
Participant deposits	47,066	28,004	344,512	55,038	8,272
Transfers between investment sub-accounts and general account, net	(14,248)	(2,898)	(155,664)	6,574	46,063
Net surrenders and lapses	(10,060)	(22,441)	(208,585)	(8,912)	(28,265)
Contract benefits	(764)	—	(3,618)	—	—
Loan interest received	762	716	7,898	—	—
Transfers for policy loans	(15,981)	(5,102)	(69,945)	(3,358)	2,154
Contract charges	(36,794)	(13,806)	(222,561)	(42,059)	(17,209)
Other	195	273	3,157	(1,345)	187

Total net accumulation unit transactions	(29,824)	(15,254)	(304,806)	5,938	11,202

Increase (decrease) in net assets	10,599	5,267	276,061	126,020	127,489

Net assets, beginning of period	$323,116	$196,398	$2,926,441	$813,862	$436,372

Net assets, end of period	$333,715	$201,665	$3,202,502	$939,882	$563,861

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund

Net investment income (loss)	$18,986	$6,701	$18,708	$589	$(1,969)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(143,296)	(75,821)	(193,769)	4,666	(17,186)
Net unrealized appreciation (depreciation) on investments	246,632	157,086	353,523	3,025	74,465

Net realized and unrealized gain (loss) on investments	103,336	81,265	159,754	7,691	57,279

Increase (decrease) in net assets resulting from operations	122,322	87,966	178,462	8,280	55,310

Accumulation unit transactions:
Participant deposits	212,492	105,572	132,254	9,192	32,611
Transfers between investment sub-accounts and general account, net	63,241	(46,619)	(34,831)	34,027	9,487
Net surrenders and lapses	(169,391)	(40,839)	(79,113)	(5,070)	(11,837)
Contract benefits	(5,258)	(1,156)	(799)	—	(1,422)
Loan interest received	5,478	1,679	1,768	230	136
Transfers for policy loans	(87,444)	(22,503)	(22,214)	(2,037)	(443)
Contract charges	(128,103)	(71,834)	(84,119)	(7,060)	(19,450)
Other	2,116	2,129	1,185	78	309

Total net accumulation unit transactions	(106,869)	(73,571)	(85,869)	29,360	9,391

Increase (decrease) in net assets	15,453	14,395	92,593	37,640	64,701

Net assets, beginning of period	$1,965,896	$863,226	$935,901	$55,029	$207,574

Net assets, end of period	$1,981,349	$877,621	$1,028,494	$92,669	$272,275

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	JP Morgan	JP Morgan
	Products Trust	Products Trust	Series Trust II	Series Trust II
	Small Cap		International	Small
	Value Securities	US Government	Equity	Cap

Net investment income (loss)	$(412)	$80,468	$(17,394)	$(8,231)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—
Net realized gain (loss) from shares sold	(51,996)	24,347	(463,661)	(133,334)
Net unrealized appreciation (depreciation) on investments	191,863	40,546	759,269	384,928

Net realized and unrealized gain (loss) on investments	139,867	64,893	295,608	251,594

Increase (decrease) in net assets resulting from operations	139,455	145,361	278,214	243,363

Accumulation unit transactions:
Participant deposits	59,552	447,672	330,605	126,728
Transfers between investment sub-accounts and general account, net	(16,200)	255,868	152,653	(69,772)
Net surrenders and lapses	(32,447)	(246,696)	(290,013)	(126,115)
Contract benefits	(719)	(51,524)	(1,381)	(1,160)
Loan interest received	1,246	9,152	5,807	2,063
Transfers for policy loans	(29,523)	(45,660)	11,028	(13,651)
Contract charges	(35,209)	(257,359)	(222,002)	(92,860)
Other	984	5,298	4,444	2,138

Total net accumulation unit transactions	(52,316)	116,751	(8,859)	(172,629)

Increase (decrease) in net assets	87,139	262,112	269,355	70,734

Net assets, beginning of period	$548,048	$3,058,017	$3,956,954	$1,037,568

Net assets, end of period	$635,187	$3,320,129	$4,226,309	$1,108,302

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Universal Institutional	Advisors	Advisors
	Funds	Funds	Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Small Cap	Short Duration
	Fixed Income	Equity	US Real Estate	Growth	Bond

Net investment income (loss)	$123,745	$2,159	$2,481	$(4,536)	$161,237

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(17,037)	(87,754)	(20,324)	15,224	(108,008)
Net unrealized appreciation (depreciation) on investments	38,817	185,223	46,391	87,253	100,707

Net realized and unrealized gain (loss) on investments	21,780	97,469	26,067	102,477	(7,301)

Increase (decrease) in net assets resulting from operations	145,525	99,628	28,548	97,941	153,936

Accumulation unit transactions:
Participant deposits	21,709	15,982	3,562	81,612	452,176
Transfers between investment sub-accounts and general account, net	5,868	(50,489)	(35,486)	(8,270)	384,862
Net surrenders and lapses	(77,055)	(24,604)	—	(33,849)	(204,567)
Contract benefits	—	—	—	(5,391)	(60,096)
Loan interest received	—	—	—	3,616	12,757
Transfers for policy loans	39,185	(8,010)	(2,391)	(30,207)	(78,923)
Contract charges	(22,234)	(12,265)	(4,872)	(40,949)	(295,317)
Other	1,447	221	1,042	20	6,424

Total net accumulation unit transactions	(31,080)	(79,165)	(38,145)	(33,418)	217,316

Increase (decrease) in net assets	114,445	20,463	(9,597)	64,523	371,252

Net assets, beginning of period	$2,081,416	$604,824	$111,456	$545,217	$3,472,105

Net assets, end of period	$2,195,861	$625,287	$101,859	$609,740	$3,843,357

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Oppenheimer	Oppenheimer
	Management Trust	Management Trust	Management Trust	Variable Products	Variable Products
	Mid Cap
	Growth	Partners	Socially Repsonsive	Balanced / VA	Main Street

Net investment income (loss)	$(2,828)	$(2,370)	$(17)	$(5)	$(36)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(25,948)	(644,284)	814	396	253
Net unrealized appreciation (depreciation) on investments	108,641	969,915	(403)	105	1,276

Net realized and unrealized gain (loss) on investments	82,693	325,631	411	501	1,529

Increase (decrease) in net assets resulting from operations	79,865	323,261	394	496	1,493

Accumulation unit transactions:
Participant deposits	38,286	219,316	320	1,608	386
Transfers between investment sub-accounts and general account, net	(11,685)	19,912	(295)	22,627	1,953
Net surrenders and lapses	(53,890)	(180,205)	(3,856)	(6,228)	—
Contract benefits	(699)	—	—	—	—
Loan interest received	348	5,663	4	—	—
Transfers for policy loans	(1,981)	(51,144)	14	—	—
Contract charges	(24,545)	(160,892)	(303)	(224)	(703)
Other	502	6,888	9	14	19

Total net accumulation unit transactions	(53,664)	(140,462)	(4,107)	17,797	1,655

Increase (decrease) in net assets	26,201	182,799	(3,713)	18,293	3,148

Net assets, beginning of period	$320,855	$2,355,356	$5,763	$2,001	$6,352

Net assets, end of period	$347,056	$2,538,155	$2,050	$20,294	$9,500

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

		Sentinel	Sentinel	Sentinel	Sentinel
	Oppenheimer	Variable	Variable	Variable	Variable
	Variable Products	Products Trust	Products Trust	Products Trust	Products Trust
	Global Strategic			Common
	Income / VA (1)	Balanced	Bond	Stock	Mid Cap (2)

Net investment income (loss)	$937	$29,541	$180,673	$124,650	$(58,220)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	315,369	—	—
Net realized gain (loss) from shares sold	2,250	(126,258)	58,528	(357,564)	(78,180)
Net unrealized appreciation (depreciation) on investments	996	498,531	(195,783)	3,977,810	1,661,388

Net realized and unrealized gain (loss) on investments	3,246	372,273	178,114	3,620,246	1,583,208

Increase (decrease) in net assets resulting from operations	4,183	401,814	358,787	3,744,896	1,524,988

Accumulation unit transactions:
Participant deposits	2,188	428,799	670,076	2,893,787	879,605
Transfers between investment sub-accounts and general account, net	80,826	153,246	645,595	(778,212)	(249,265)
Net surrenders and lapses	(11,366)	(453,651)	(411,250)	(1,633,462)	(470,320)
Contract benefits	—	(1,814)	(19,897)	(91,934)	(12,114)
Loan interest received	256	11,051	23,273	116,519	29,920
Transfers for policy loans	(633)	(16,645)	(99,683)	(502,687)	(51,311)
Contract charges	(1,621)	(343,190)	(503,864)	(2,432,633)	(603,592)
Other	(10)	8,419	14,787	62,488	14,066

Total net accumulation unit transactions	69,640	(213,785)	319,037	(2,366,134)	(463,011)

Increase (decrease) in net assets	73,823	188,029	677,824	1,378,762	1,061,977

Net assets, beginning of period	$10,751	$3,704,312	$5,692,320	$27,096,258	$7,131,686

Net assets, end of period	$84,574	$3,892,341	$6,370,144	$28,475,020	$8,193,663

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

(2) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences

Net investment income (loss)	$(80,341)	$(122,838)	$(10,351)	$41,137	$(7,201)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	—	(666,921)	2,205	306,795	(3,937)
Net unrealized appreciation (depreciation) on investments	(17)	3,951,827	196,064	350,577	119,626

Net realized and unrealized gain (loss) on investments	(17)	3,284,906	198,269	657,372	115,689

Increase (decrease) in net assets resulting from operations	(80,358)	3,162,068	187,918	698,509	108,488

Accumulation unit transactions:
Participant deposits	1,799,754	1,667,970	161,532	607,907	104,751
Transfers between investment sub-accounts and general account, net	1,553,270	(554,348)	(61,482)	21,283	(103,698)
Net surrenders and lapses	(2,791,014)	(1,014,072)	(67,607)	(341,556)	(69,971)
Contract benefits	—	(39,630)	(6,954)	(50,057)	—
Loan interest received	12,006	47,718	7,826	16,300	1,707
Transfers for policy loans	1,077,153	(234,599)	(61,727)	(138,691)	(2,881)
Contract charges	(1,194,851)	(1,155,234)	(97,372)	(393,937)	(52,002)
Other	24,214	28,264	1,228	10,980	1,178

Total net accumulation unit transactions	480,532	(1,253,931)	(124,556)	(267,771)	(120,916)

Increase (decrease) in net assets	400,174	1,908,137	63,362	430,738	(12,428)

Net assets, beginning of period	$9,415,480	$14,914,066	$1,352,113	$5,266,059	$848,103

Net assets, end of period	$9,815,654	$16,822,203	$1,415,475	$5,696,797	$835,675

The accompanying notes are an integral part of these financial statements.

 NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEAR ENDED DECEMBER 31, 2010

	T Rowe Price	Van Eck	Van Eck	Van Eck
	Equity	VIP	VIP	VIP
	Series	Trust (1)	Trust (1)	Trust (1)
	Personal	Emerging	Global	Global
	Strategies	Markets (2)	Bond (3)	Hard Asset (4)

Net investment income (loss)	$1,136	$(5,526)	$567	$(1,023)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—
Net realized gain (loss) from shares sold	732	408,961	587	12,096
Net unrealized appreciation (depreciation) on investments	8,654	47,448	1,474	43,755

Net realized and unrealized gain (loss) on investments	9,386	456,409	2,061	55,851

Increase (decrease) in net assets resulting from operations	10,522	450,883	2,628	54,828

Accumulation unit transactions:
Participant deposits	4,652	223,993	11,258	25,046
Transfers between investment sub-accounts and general account, net	18,779	6,018	180,407	118,611
Net surrenders and lapses	—	(123,767)	(14,952)	(7,764)
Contract benefits	—	(10,849)	—	—
Loan interest received	—	5,634	129	19
Transfers for policy loans	—	(37,374)	(405)	(4,195)
Contract charges	(11,873)	(147,674)	(7,655)	(19,221)
Other	320	3,040	203	(99)

Total net accumulation unit transactions	11,878	(80,979)	168,985	112,397

Increase (decrease) in net assets	22,400	369,904	171,613	167,225

Net assets, beginning of period	$68,468	$1,788,735	$40,683	$103,751

Net assets, end of period	$90,868	$2,158,639	$212,296	$270,976

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(3) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

 The accompanying notes are an integral part of these financial statements.

 NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

 STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$44,417	$88,525	$(71,834)	$338,469	$392,719

Realized and unrealized gain (loss) on investments:

Capital gains distributions	5,287	—	41,236	—	660,036
Net realized gain (loss) from shares sold	(1,439,833)	(917,935)	(251,709)	(232,117)	(1,456,862)
Net unrealized appreciation (depreciation) on investments	3,179,847	2,102,029	2,898,031	495,159	5,052,750

Net realized and unrealized gain (loss) on investments	1,745,301	1,184,094	2,687,558	263,042	4,255,924

Increase (decrease) in net assets resulting from operations	1,789,718	1,272,619	2,615,724	601,511	4,648,643

Accumulation unit transactions:
Participant deposits	1,173,545	873,424	1,428,114	508,102	3,889,161
Transfers between investment sub-accounts and general account, net	(240,723)	(89,825)	(442,609)	(620,112)	(578,207)
Net surrenders and lapses	(800,338)	(632,810)	(838,360)	(341,206)	(2,185,251)
Contract benefits	(5,314)	(15,387)	(7,098)	(28,091)	(25,739)
Loan interest received	46,779	42,028	75,038	14,854	121,468
Transfers for policy loans	(272,565)	(101,306)	(296,027)	(54,778)	(285,609)
Contract charges	(896,604)	(802,952)	(1,020,778)	(428,640)	(2,989,481)
Other	30,395	32,499	42,113	14,125	90,032

Total net accumulation unit transactions	(964,825)	(694,329)	(1,059,607)	(935,746)	(1,963,626)

Increase (decrease) in net assets	824,893	578,290	1,556,117	(334,235)	2,685,017

Net assets, beginning of period	$11,939,760	$9,549,889	$12,102,653	$5,454,951	$34,762,035

Net assets, end of period	$12,764,653	$10,128,179	$13,658,770	$5,120,716	$37,447,052

 The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Value Strategies	Discovery	Opportunity

Net investment income (loss)	$171,424	$(23,876)	$52,628	$17	$(52,133)	$2,725

Realized and unrealized gain (loss) on investments:

Capital gains distributions	68,884	14,736	18,106	—	—	—
Net realized gain (loss) from shares sold	63,045	424,473	(1,558,734)	1,586	219,278	(361,825)
Net unrealized appreciation (depreciation) on investments	117,961	723,142	2,627,128	15,830	1,660,989	1,200,412

Net realized and unrealized gain (loss) on investments	249,890	1,162,351	1,086,500	17,416	1,880,267	838,587

Increase (decrease) in net assets resulting from operations	421,314	1,138,475	1,139,128	17,433	1,828,134	841,312

Accumulation unit transactions:
Participant deposits	669,641	553,129	1,009,150	9,904	689,878	317,119
Transfers between investment
sub-accounts and general account, net	304,677	(397,962)	(196,237)	74,821	(261,997)	(129,723)
Net surrenders and lapses	(523,122)	(328,952)	(763,894)	—	(338,633)	(204,589)
Contract benefits	(3,823)	(20,696)	(13,460)	—	(52,365)	(2,836)
Loan interest received	17,921	16,109	39,909	—	42,217	9,322
Transfers for policy loans	(129,645)	(89,819)	(127,786)	—	(266,338)	(30,689)
Contract charges	(573,934)	(363,259)	(689,172)	(10,154)	(495,112)	(246,617)
Other	14,229	6,182	26,856	(204)	12,909	5,389

Total net accumulation unit transactions	(224,056)	(625,268)	(714,634)	74,367	(669,441)	(282,624)

Increase (decrease) in net assets	197,258	513,207	424,494	91,800	1,158,693	558,688

Net assets, beginning of period	$6,245,078	$4,430,000	$9,793,331	$10,878	$5,666,728	$3,881,881

Net assets, end of period	$6,442,336	$4,943,207	$10,217,825	$102,678	$6,825,421	$4,440,569

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	AIM Variable	AIM Variable	AIM Variable
	Insurance Funds	Insurance Funds	Insurance Funds	Alger American Fund	Alger American Fund
					Capital
	Dynamics	Global Health Care	Technology	Growth	Appreciation

Net investment income (loss)	$(6,793)	$(10,850)	$(10,425)	$(24,651)	$(12,432)

Realized and unrealized
gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	(99,004)	(277,100)	(117,031)	(1,154,035)	(133,905)
Net unrealized appreciation (depreciation) on investments	357,199	800,425	659,125	5,829,174	717,568

Net realized and unrealized gain (loss) on investments	258,195	523,325	542,094	4,675,139	583,663

Increase (decrease) in net assets resulting from operations	251,402	512,475	531,669	4,650,488	571,231

Accumulation unit transactions:
Participant deposits	140,125	351,296	224,449	1,798,378	204,059
Transfers between investment sub-accounts and general account, net	(121,325)	(107,982)	(62,595)	(734,457)	(3,104)
Net surrenders and lapses	(39,512)	(116,913)	(88,042)	(1,073,689)	(334,525)
Contract benefits	—	—	—	(6,309)	(444)
Loan interest received	2,286	7,417	2,235	64,475	3,473
Transfers for policy loans	(9,552)	(27,370)	(5,437)	(193,942)	(26,170)
Contract charges	(89,583)	(206,996)	(132,869)	(1,237,993)	(141,016)
Other	261	1,175	496	23,495	1,438

Total net accumulation unit transactions	(117,300)	(99,373)	(61,763)	(1,360,042)	(296,289)

Increase (decrease) in net assets	134,102	413,102	469,906	3,290,446	274,942

Net assets, beginning of period	$787,976	$2,036,172	$978,696	$11,095,683	$1,485,115

Net assets, end of period	$922,078	$2,449,274	$1,448,602	$14,386,129	$1,760,057

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Alger American Fund	Alliance Bernstein	Alliance Bernstein	Alliance Bernstein
	SmallCap		Small/Mid Cap	International
	Growth	Value	Value	Value

Net investment income (loss)	$(55,891)	$8	$1,531	$10,916

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	25,923	—
Net realized gain (loss) from shares sold	(125,871)	5	36,488	150,441
Net unrealized appreciation (depreciation) on investments	2,524,007	70	118,707	473,081

Net realized and unrealized gain (loss) on investments	2,398,136	75	181,118	623,522

Increase (decrease) in net assets resulting from operations	2,342,245	83	182,649	634,438

Accumulation unit transactions:
Participant deposits	761,384	1,872	97,616	351,833
Transfers between investment sub-accounts and general account, net	(367,606)	633	(133,977)	(272,259)
Net surrenders and lapses	(666,340)	—	(29,296)	(118,038)
Contract benefits	(6,546)	—	(1,022)	(1,352)
Loan interest received	33,365	—	1,938	7,572
Transfers for policy loans	(65,236)	—	(18,476)	(39,801)
Contract charges	(598,490)	(95)	(49,559)	(210,009)
Other	17,963	6	848	3,422

Total net accumulation unit transactions	(891,506)	2,416	(131,928)	(278,632)

Increase (decrease) in net assets	1,450,739	2,499	50,721	355,806

Net assets, beginning of period	$5,970,435	$406	$613,866	$2,200,794

Net assets, end of period	$7,421,174	$2,905	$664,587	$2,556,600

 The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

		American Century	American Century	American Century	American Century
	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios	Variable Portfolios
	International	Income &	Inflation
	Growth	Growth	Protection	International	Ultra

Net investment income (loss)	$12,818	$103,471	$20,062	$45,902	$(365)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	25,519	(458,715)	(29,638)	(1,092,765)	(14,712)
Net unrealized appreciation (depreciation) on investments	80,876	787,648	167,360	2,205,207	38,355

Net realized and unrealized gain (loss) on investments	106,395	328,933	137,722	1,112,442	23,643

Increase (decrease) in net assets resulting from operations	119,213	432,404	157,784	1,158,344	23,278

Accumulation unit transactions:
Participant deposits	46,304	450,654	311,900	718,509	17,004
Transfers between investment sub-accounts and general account, net	19,884	2,588	242,531	(303,536)	(732)
Net surrenders and lapses	(10,374)	(268,643)	(78,259)	(242,417)	(1,652)
Contract benefits	—	—	—	(5,632)	—
Loan interest received	994	10,569	8,462	14,259	298
Transfers for policy loans	(1,671)	(22,635)	(16,898)	(60,917)	(4,554)
Contract charges	(28,661)	(287,511)	(157,927)	(398,247)	(10,649)
Other	711	3,841	2,007	5,151	40

Total net accumulation unit transactions	27,187	(111,137)	311,816	(272,830)	(245)

Increase (decrease) in net assets	146,400	321,267	469,600	885,514	23,033

Net assets, beginning of period	$245,119	$2,744,259	$1,538,524	$3,778,708	$76,783

Net assets, end of period	$391,519	$3,065,526	$2,008,124	$4,664,222	$99,816

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	American Century	American Century	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Portfolios	Variable Portfolios	Investment Fund	Investment Fund	Investment Fund
				Developing	Quality
	Value	Vista	Appreciation	Leaders	Bond

Net investment income (loss)	$299,861	$(6,226)	$8,901	$333	$9,309

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	39,392	—	—
Net realized gain (loss) from shares sold	(1,750,501)	(142,158)	(112,131)	(14,488)	(5,017)
Net unrealized appreciation (depreciation) on investments	2,480,975	293,158	167,724	30,158	27,082

Net realized and unrealized gain (loss) on investments	730,474	151,000	94,985	15,670	22,065

Increase (decrease) in net assets resulting from operations	1,030,335	144,774	103,886	16,003	31,374

Accumulation unit transactions:
Participant deposits	830,101	163,751	121,249	20,441	109,758
Transfers between investment sub-accounts and general account, net	(200,850)	9,077	(61,962)	7,751	31,877
Net surrenders and lapses	(891,178)	(48,718)	(33,345)	(743)	(3,987)
Contract benefits	(701)	(5,813)	—	—	—
Loan interest received	17,333	4,261	1,656	2	292
Transfers for policy loans	(89,953)	(8,475)	(7,132)	(3)	(313)
Contract charges	(576,959)	(74,508)	(49,230)	(6,880)	(27,534)
Other	6,139	377	178	40	260

Total net accumulation unit transactions	(906,068)	39,952	(28,586)	20,608	110,353

Increase (decrease) in net assets	124,267	184,726	75,300	36,611	141,727

Net assets, beginning of period	$6,667,047	$632,201	$539,831	$46,132	$207,023

Net assets, end of period	$6,791,314	$816,927	$615,131	$82,743	$348,750

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

		DWS	DWS
	Dreyfus Variable	Variable	Variable	DWS	DWS
	Investment Fund	Series II	Series II	VIT Funds	VIT Funds
	Socially	Dreman	Dreman		Small Cap
	Responsible Growth	Strategic Value (1)	Small Cap Value	Equity 500 Index	Index

Net investment income (loss)	$407	$5,420	$17,331	$18,404	$5,339

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	24,869
Net realized gain (loss) from shares sold	(11,874)	(69,391)	(552,232)	(174,990)	(64,201)
Net unrealized appreciation (depreciation) on investments	93,057	103,853	1,173,685	289,594	126,998

Net realized and unrealized gain (loss) on investments	81,183	34,462	621,453	114,604	87,666

Increase (decrease) in net assets resulting from operations	81,590	39,882	638,784	133,008	93,005

Accumulation unit transactions:
Participant deposits	50,626	29,441	414,017	36,837	7,958
Transfers between investment sub-accounts and general account, net	(4,776)	(5,833)	(42,971)	39,503	120,905
Net surrenders and lapses	(13,844)	(20,686)	(141,511)	(362,763)	(44,878)
Contract benefits	—	—	(4,154)	—	—
Loan interest received	697	651	6,645	—	—
Transfers for policy loans	(1,952)	(1,065)	(28,864)	—	(4,216)
Contract charges	(40,666)	(15,159)	(232,826)	(38,922)	(15,465)
Other	(518)	(81)	3,655	2,588	(21)

Total net accumulation unit transactions	(10,433)	(12,732)	(26,009)	(322,757)	64,283

Increase (decrease) in net assets	71,157	27,150	612,775	(189,749)	157,288

Net assets, beginning of period	$251,959	$169,248	$2,313,666	$1,003,611	$279,084

Net assets, end of period	$323,116	$196,398	$2,926,441	$813,862	$436,372

(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Foreign	Mutual Shares	Global Real	Mutual Global	Small Midcap
	Securities	Securities	Estate	Discovery Securities	Growth Fund

Net investment income (loss)	$40,247	$8,094	$96,235	$210	$(1,444)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	66,951	—	—	865	—
Net realized gain (loss) from shares sold	(357,457)	(164,402)	(616,410)	1,796	(39,736)
Net unrealized appreciation (depreciation) on investments	778,227	326,145	677,762	4,249	99,880

Net realized and unrealized gain (loss) on investments	487,721	161,743	61,352	6,910	60,144

Increase (decrease) in net assets resulting from operations	527,968	169,837	157,587	7,120	58,700

Accumulation unit transactions:
Participant deposits	283,461	128,976	152,558	5,024	35,350
Transfers between investment sub-accounts and general account, net	(91,285)	(34,189)	(21,126)	48,277	6,776
Net surrenders and lapses	(91,599)	(49,123)	(74,363)	—	(19,699)
Contract benefits	(4,812)	—	(143)	—	—
Loan interest received	4,080	1,770	1,632	6	151
Transfers for policy loans	(16,194)	(2,656)	(5,380)	(2,042)	8,101
Contract charges	(142,688)	(76,985)	(87,793)	(3,507)	(20,911)
Other	2,113	1,974	754	151	(11)

Total net accumulation unit transactions	(56,924)	(30,233)	(33,861)	47,909	9,757

Increase (decrease) in net assets	471,044	139,604	123,726	55,029	68,457

Net assets, beginning of period	$1,494,852	$723,622	$812,175	$—	$139,117

Net assets, end of period	$1,965,896	$863,226	$935,901	$55,029	$207,574

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	JP Morgan	JP Morgan	JP Morgan	JP Morgan
	Products Trust	Products Trust	Series Trust II	Series Trust II	Series Trust II	Series Trust II
	Small Cap		International	International	Small	Small
	Value Securities	US Government	Equity (2)	Opportunities	Cap (3)	Company

Net investment income (loss)	$3,898	$74,617	$39,986	$141,542	$(3,458)	$2,775

Realized and unrealized gain (loss) on investments:

Capital gains distributions	21,250	—	—	144,271	—	15,026
Net realized gain (loss) from shares sold	(65,142)	7,812	(480,847)	(244,329)	(131,925)	(99,319)
Net unrealized appreciation (depreciation) on investments	166,115	(25,165)	(795,676)	2,270,621	(184,490)	596,838

Net realized and unrealized gain (loss) on investments	122,223	(17,353)	(1,276,523)	2,170,563	(316,415)	512,545

Increase (decrease) in net assets resulting from operations	126,121	57,264	(1,236,537)	2,312,105	(319,873)	515,320

Accumulation unit transactions:
Participant deposits	82,633	438,969	268,724	129,490	89,142	58,199
Transfers between investment sub-accounts and general account, net	(11,514)	998,355	(202,480)	198,779	(23,092)	(21,255)
Net surrenders and lapses	(13,915)	(174,413)	(188,421)	(109,820)	(93,730)	(44,723)
Contract benefits	—	—	(402)	—	—	—
Loan interest received	941	8,456	4,255	2,170	658	1,016
Transfers for policy loans	(3,317)	(48,598)	(26,564)	(14,278)	(4,107)	(2,497)
Contract charges	(36,353)	(234,619)	(179,984)	(81,881)	(70,640)	(32,654)
Other	351	3,354	5,518,362	(5,516,212)	1,459,210	(1,458,826)

Total net accumulation unit transactions	18,826	991,504	5,193,490	(5,391,752)	1,357,441	(1,500,740)

Increase (decrease) in net assets	144,947	1,048,768	3,956,953	(3,079,647)	1,037,568	(985,420)

Net assets, beginning of period	$403,101	$2,009,249	$—	$3,079,647	$—	$985,420

Net assets, end of period	$548,048	$3,058,017	$3,956,953	$—	$1,037,568	$—

(2) During 2009, JP Morgan Series Trust II transferred all shares from International Opportunity to International Equity.

(3) During 2009, JP Morgan Series Trust II transferred all shares from Small Company to Small Cap Core.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Morgan Stanley	Morgan Stanley	Morgan Stanley	Morgan Stanley	Neuberger Berman	Neuberger Berman
	Universal Institutional	Universal Institutional	Universal Institutional	Universal Institutional	Advisors	Advisors
	Funds	Funds	Funds	Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets			Small Cap	Short Duration
	Fixed Income	Equity	High Yield	US Real Estate	Growth	Bond

Net investment income (loss)	$143,572	$(1,210)	$(16)	$2,560	$(3,974)	$220,439

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—	—
Net realized gain (loss) from shares sold	(79,538)	(266,887)	(16,413)	(203,996)	(88,083)	(179,990)
Net unrealized appreciation (depreciation) on investments	101,798	515,860	19,307	204,274	192,539	303,502

Net realized and unrealized gain (loss) on investments	22,260	248,973	2,894	278	104,456	123,512

Increase (decrease) in net assets resulting from operations	165,832	247,763	2,878	2,838	100,482	343,951

Accumulation unit transactions:
Participant deposits	30,489	7,919	—	3,562	109,452	488,037
Transfers between investment sub-accounts and general account, net	(243,209)	51,783	(7,771)	2,205	(16,281)	443,112
Net surrenders and lapses	(76,642)	(49,093)	(41,206)	(49,765)	(25,577)	(174,491)
Contract benefits	—	—	—	—	(4,046)	(161)
Loan interest received	—	—	—	—	3,016	11,591
Transfers for policy loans	(31,038)	(8,420)	—	(2,010)	(9,242)	(51,890)
Contract charges	(23,606)	(11,615)	(179)	(4,146)	(42,921)	(283,089)
Other	128	(475)	78	2,075	512	4,246

Total net accumulation unit transactions	(343,878)	(9,901)	(49,078)	(48,079)	14,913	437,355

Increase (decrease) in net assets	(178,046)	237,862	(46,200)	(45,241)	115,395	781,306

Net assets, beginning of period	$2,259,462	$366,962	$46,200	$156,697	$429,822	$2,690,799

Net assets, end of period	$2,081,416	$604,824	$—	$111,456	$545,217	$3,472,105

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Neuberger Berman	Neuberger Berman	Neuberger Berman
	Advisors	Advisors	Advisors	Oppenheimer	Oppenheimer
	Management Trust	Management Trust	Management Trust	Variable Products	Variable Products
	Mid Cap
	Growth	Partners	Socially Repsonsive	Balanced / VA	Main Street

Net investment income (loss)	$(2,577)	$35,550	$139	$(6)	$(6)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	225,068	—	—	—
Net realized gain (loss) from shares sold	(42,433)	(956,173)	471	7	74
Net unrealized appreciation (depreciation) on investments	124,142	1,542,690	807	77	262

Net realized and unrealized gain (loss) on investments	81,709	811,585	1,278	84	336

Increase (decrease) in net assets resulting from operations	79,132	847,135	1,417	78	330

Accumulation unit transactions:
Participant deposits	43,030	223,158	777	1,157	53
Transfers between investment sub-accounts and general account, net	(10,932)	14,889	4,087	—	6,005
Net surrenders and lapses	(30,474)	(218,787)	—	—	—
Contract benefits	—	(135)	—	—	—
Loan interest received	412	4,763	—	—	—
Transfers for policy loans	(1,879)	(12,387)	—	—	—
Contract charges	(28,050)	(160,632)	(535)	(39)	(38)
Other	326	3,503	17	403	2

Total net accumulation unit transactions	(27,567)	(145,628)	4,346	1,521	6,022

Increase (decrease) in net assets	51,565	701,507	5,763	1,599	6,352

Net assets, beginning of period	$269,290	$1,653,849	$—	$402	$—

Net assets, end of period	$320,855	$2,355,356	$5,763	$2,001	$6,352

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

		Sentinel	Sentinel	Sentinel	Sentinel
	Oppenheimer	Variable	Variable	Variable	Variable
	Variable Products	Products Trust	Products Trust	Products Trust	Products Trust
				Common	Mid Cap
	Strategic Bond	Balanced	Bond	Stock	Growth

Net investment income (loss)	$(61)	$63,559	$233,078	$154,427	$(45,525)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	10	—	258,338	—	—
Net realized gain (loss) from shares sold	558	(298,249)	119,562	(1,031,883)	(487,926)
Net unrealized appreciation (depreciation) on investments	1,664	868,771	(88,900)	6,763,226	2,168,215

Net realized and unrealized gain (loss) on investments	2,232	570,522	289,000	5,731,343	1,680,289

Increase (decrease) in net assets resulting from operations	2,171	634,081	522,078	5,885,770	1,634,764

Accumulation unit transactions:
Participant deposits	126	497,194	711,928	3,304,554	948,973
Transfers between investment sub-accounts and general account, net	12,680	14,372	449,168	(138,093)	(166,224)
Net surrenders and lapses	—	(330,373)	(720,018)	(1,858,996)	(708,506)
Contract benefits	—	(8,842)	(98)	(44,201)	(7,694)
Loan interest received	12	11,971	15,509	110,713	35,154
Transfers for policy loans	(3,942)	(3,143)	(167,605)	(628,051)	50,648
Contract charges	(342)	(460,643)	(519,031)	(2,570,004)	(654,897)
Other	46	7,006	9,771	49,086	12,842

Total net accumulation unit transactions	8,580	(272,458)	(220,376)	(1,774,992)	(489,704)

Increase (decrease) in net assets	10,751	361,623	301,702	4,110,778	1,145,060

Net assets, beginning of period	$—	$3,342,689	$5,390,618	$22,985,480	$5,986,626

Net assets, end of period	$10,751	$3,704,312	$5,692,320	$27,096,258	$7,131,686

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Sentinel	Sentinel	T Rowe Price	T Rowe Price	T Rowe Price
	Variable	Variable	Equity	Equity	Equity
	Products Trust	Products Trust	Series	Series	Series
	Money	Small	Blue Chip	Equity	Health
	Market	Company	Growth	Income	Sciences

Net investment income (loss)	$(84,145)	$(56,718)	$(9,094)	$38,415	$(6,335)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	—	—	—	—
Net realized gain (loss) from shares sold	—	(2,697,675)	(150,639)	(355,724)	(52,864)
Net unrealized appreciation (depreciation)on investments	—	5,790,747	553,619	1,376,856	262,986

Net realized and unrealized gain (loss) on investments	—	3,093,072	402,980	1,021,132	210,122

Increase (decrease) in net assets resulting from operations	(84,145)	3,036,354	393,886	1,059,547	203,787

Accumulation unit transactions:
Participant deposits	2,248,568	1,826,146	208,259	688,361	118,821
Transfers between investment sub-accounts and general account, net	3,514,533	(425,447)	(86,345)	150,695	(35,208)
Net surrenders and lapses	(4,841,681)	(1,940,037)	(56,161)	(193,026)	(42,704)
Contract benefits	(19,818)	(10,601)	(3,824)	(1,341)	—
Loan interest received	23,984	45,766	5,280	13,444	1,912
Transfers for policy loans	908,428	(104,408)	(14,175)	(58,870)	(2,573)
Contract charges	(1,304,025)	(1,193,309)	(104,847)	(388,675)	(58,547)
Other	14,301	29,347	1,597	5,942	572

Total net accumulation unit transactions	544,290	(1,772,543)	(50,216)	216,530	(17,727)

Increase (decrease) in net assets	460,145	1,263,811	343,670	1,276,077	186,060

Net assets, beginning of period	$8,955,335	$13,650,255	$1,008,443	$3,989,982	$662,043

Net assets, end of period	$9,415,480	$14,914,066	$1,352,113	$5,266,059	$848,103

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	T Rowe Price	Van Eck	Van Eck	Van Eck	Van Eck
	Equity	Worldwide	Worldwide	Worldwide	Worldwide
	Series	Insurance Trust	Insurance Trust	Insurance Trust	Insurance Trust
	Personal	Emerging
	Strategies	Markets	Bond	Real Estate	Hard Asset

Net investment income (loss)	$172	$(10,491)	$(75)	$(28)	$(370)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	—	125,270	—	—	12
Net realized gain (loss) from shares sold	117	544,197	1,200	3,380	6,846
Net unrealized appreciation (depreciation) on investments	1,345	499,478	645	—	12,225

Net realized and unrealized gain (loss) on investments	1,462	1,168,945	1,845	3,380	19,083

Increase (decrease) in net assets resulting from operations	1,634	1,158,454	1,770	3,352	18,713

Accumulation unit transactions:
Participant deposits	1,477	214,699	3,492	1,147	7,413
Transfers between investment sub-accounts and general account, net	67,904	(662,507)	37,562	(4,056)	81,986
Net surrenders and lapses	—	(75,202)	—	—	—
Contract benefits	—	(752)	—	—	—
Loan interest received	—	4,620	122	—	25
Transfers for policy loans	—	(25,077)	(5)	—	68
Contract charges	(2,633)	(142,243)	(2,300)	(426)	(4,514)
Other	86	2,240	42	(17)	60

Total net accumulation unit transactions	66,834	(684,222)	38,913	(3,352)	85,038

Increase (decrease) in net assets	68,468	474,232	40,683	—	103,751

Net assets, beginning of period	$—	$1,314,503	$—	$—	$—

Net assets, end of period	$68,468	$1,788,735	$40,683	$—	$103,751

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable	Variable	Variable	Variable	Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$55,426	$116,624	$(43,552)	$350,929	$524,421

Realized and unrealized gain (loss) on investments:

Capital gains distributions	2,897	—	9,308	—	692,566
Net realized gain (loss) from shares sold	(2,345,509)	(2,497,783)	(722,072)	(453,303)	(2,946,979)
Net unrealized appreciation (depreciation) on investments	5,524,799	4,601,954	3,365,522	1,735,389	8,893,103

Net realized and unrealized gain (loss) on investments	3,182,187	2,104,171	2,652,758	1,282,086	6,638,690

Increase (decrease) in net assets resulting from operations	3,237,613	2,220,795	2,609,206	1,633,015	7,163,111

Accumulation unit transactions:
Participant deposits	1,409,790	1,123,531	1,638,493	516,421	4,652,987
Transfers between investment sub-accounts and general account, net	(298,208)	(75,225)	(124,790)	350,076	(1,921,465)
Net surrenders and lapses	(699,028)	(617,140)	(616,104)	(246,237)	(2,430,783)
Contract benefits	(10,098)	(14,734)	(108)	(4,097)	(103,738)
Loan interest received	40,408	34,842	66,129	14,636	122,900
Transfers for policy loans	(192,976)	(172,616)	(175,051)	(40,192)	(382,368)
Contract charges	(984,084)	(983,983)	(1,089,112)	(468,860)	(3,222,317)
Other	21,021	21,759	24,074	10,579	36,617

Total net accumulation unit transactions	(713,175)	(683,566)	(276,469)	132,326	(3,248,167)

Increase (decrease) in net assets	2,524,438	1,537,229	2,332,737	1,765,341	3,914,944

Net assets, beginning of period	$9,415,322	$8,012,660	$9,769,916	$3,689,610	$30,847,091

Net assets, end of period	$11,939,760	$9,549,889	$12,102,653	$5,454,951	$34,762,035

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable	Variable	Variable	Variable	Wells Fargo	Wells Fargo
	Insurance	Insurance	Insurance	Insurance	Variable	Variable
	Product Funds	Product Funds	Product Funds	Product Funds	Trust Funds	Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Value Strategies	Discovery	Opportunity

Net investment income (loss)	$485,089	$(7,132)	$113,273	$39	$(42,592)	$(22,996)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	24,921	18,259	28,796	—	—	—
Net realized gain (loss) from shares sold	(107,645)	(913,329)	(2,321,240)	4	(234,663)	(847,537)
Net unrealized appreciation (depreciation) on investments	409,602	2,161,017	4,167,135	611	1,905,611	2,137,463

Net realized and unrealized gain (loss) on investments	326,878	1,265,947	1,874,691	615	1,670,948	1,289,926

Increase (decrease) in net assets resulting from operations	811,967	1,258,815	1,987,964	654	1,628,356	1,266,930

Accumulation unit transactions:
Participant deposits	847,913	627,693	1,102,541	3,353	745,978	346,249
Transfers between investment
sub-accounts and general account, net	179,451	(319,145)	(334,082)	7,028	(109,125)	(92,763)
Net surrenders and lapses	(963,394)	(285,781)	(916,322)	—	(804,507)	(181,277)
Contract benefits	—	(3,507)	(8,244)	—	(854)	(1,037)
Loan interest received	19,120	12,247	39,438	—	32,498	6,393
Transfers for policy loans	(109,718)	(52,536)	(102,113)	—	(43,546)	(73,668)
Contract charges	(584,168)	(365,321)	(768,532)	(157)	(531,484)	(252,724)
Other	4,443	5,386	18,283	—	7,155	2,635

Total net accumulation unit transactions	(606,353)	(380,964)	(969,031)	10,224	(703,885)	(246,192)

Increase (decrease) in net assets	205,614	877,851	1,018,933	10,878	924,471	1,020,738

Net assets, beginning of period	$6,039,464	$3,552,149	$8,774,398	$—	$4,742,257	$2,861,143

Net assets, end of period	$6,245,078	$4,430,000	$9,793,331	$10,878	$5,666,728	$3,881,881

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”).  The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products.  Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life.  Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”), and for the SVPT Money Market Fund.

National Life maintains four products within the Variable Account. The VariTrak Product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak.  On May 1, 1998, National Life established the Estate Provider Product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Product to be used exclusively for National Life’s flexible premium variable universal life policy known collectively as Benefit Provider.   On December 23, 2008, National Life established Investor Select Product to be used exclusively for National Life’s flexible premium universal variable life policy known collectively as Investor Select.  Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, The Alger Portfolio, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund (VIF), DWS Variable Series II, DWS VIT Funds, Franklin Templeton Variable Insurance Products Trust, JP Morgan Insurance Trust, Morgan Stanley Universal Institutional Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Trust (SVPT), T Rowe Price Equity Series, Van Eck VIP Trust, Fidelity Variable Insurance Products Fund (“VIPF”), and Wells Fargo Variable Trust.  Net premiums received by the Variable Account are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Fund.  Policyholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are sixty-eight sub-accounts within the Variable Account as of December 31, 2010.  Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

In 2010, Van Eck Worldwide Insurance Trust was renamed Van Eck VIP Trust. Several portfolios were also renamed during 2010 including: Dreyfus VIF Developing Leaders was renamed Dreyfus VIF Opportunistic Small Cap, Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income, Van Eck Worldwide Emerging Market was renamed Van Eck Emerging Markets, Van Eck Worldwide Bond was renamed Van Eck VIP Global Bonds, Van Eck Worldwide Hard Assets was renamed Van Eck VIP Global Hard Assets, SVPT Mid Cap Growth was renamed SVPT Mid Cap.

In 2009, several new fund choices were added to further enhance the investment options available to policyholders.  These new fund choices included mutual fund portfolios within the Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Products T Rowe Price Equity Series, Van Eck Worldwide Insurance Trust, and Variable Insurance Product Funds.  Additionally in 2009, one portfolio was renamed from Dreman High Return to Dreman Strategic Value.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The mutual fund portfolios consist of the Alger American Capital Appreciation Portfolio, Alger American SmallCap Growth Portfolio, Alger American LargeCap Growth, Alliance Bernstein VPS Value Fund, Alliance Bernstein VPS Small/Mid Cap Value Fund, Alliance Bernstein International Value Fund, Alliance Bernstein International Growth Fund, ACVP Income & Growth Portfolio, ACVP Inflation Protection Portfolio, ACVP International Portfolio, ACVP Ultra Portfolio, ACVP Value Portfolio, ACVP Vista Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Opportunistic Small Cap Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, DWS Dreman Strategic Value Portfolio, DWS Dreman Small Mid Cap Value Portfolio, DWS Equity 500 Index Fund, DWS Small Cap Index Fund, Franklin Templeton Foreign Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Small MidCap Growth Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton US Government Fund, AIM Dynamics Fund, AIM Global Health Care Fund, AIM Technology Fund, JP Morgan International Equity Portfolio, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Small Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Mid-Cap Growth Portfolio, Neuberger Berman Partners Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Variable Products Balanced/VA Fund, Oppenheimer Variable Products Main Street Small Cap, Oppenheimer Variable Products Global Strategic Income/VA, SVPT Balanced Fund, SVPT Bond Fund, SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Money Market Fund, SVPT Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck VIP Global Emerging Markets Fund, Van Eck VIP Global Bond, Van Eck VIP Global Hard Assets, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, VIPF Mid Cap Portfolio, VIPF Overseas Portfolio, VIPF Value Strategies, Wells Fargo Discovery Fund, and Wells Fargo Opportunity Fund.  The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies.  Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the portfolios are valued at the closing net asset value per share as determined by the portfolio manager at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date.  The cost of investments sold is determined using the first in, first out method (FIFO).

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Participant Transactions

Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company’s general account. Participant deposits are reduced by applicable deductions, charges and state premium taxes.  Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them.  Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations.  Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy.  At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life.  Interest is credited by National Life at predetermined rates on collateral held in the General Account.  This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life.  Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 and through the financial statement issuance date of April 29, 2011.  The Company has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life.  During the year ended December 31, 2010, management fees were paid directly by the sub-accounts to the affiliate investment manager.  The advisory agreement provides for fees ranging from 0.25% to 0.55% based on individual portfolios and average daily net assets.  The effective advisory fee rates paid by the sub-accounts in 2010 was 0.46%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account.  Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration.  The mortality risk assumed is that the insured under the policies may die sooner than anticipated.  The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — VariTrak Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Account Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Account Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Deducted from sub-accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Investor Select Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	6.00% of each premium payment	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount	Varies based on the characteristics of the insureds	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Account Value
Account Value Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	Unit Liquidation from Account Value
Policy Fee	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50 per month	Unit Liquidation from Account Value
Expense Charge	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in the Face Amount	Varies based on the face amount of the policy at issue, age of the insureds and other factors	Unit Liquidation from Account Value
Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	0% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 per report	Pro-Rata Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Estate Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Account Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10	Unit Liquidation from Account Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 - $15.00 per month plus $0.08 to $0.09 per $1000 of basic coverage	Unit Liquidation from Account Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Account Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Pro-Rata Unit Liquidation from Account Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions — Benefit Provider Product

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 15% of Premiums paid during the Policy Year up to the Target Premium, plus 0.5% - 2.5% of Premiums paid in excess of the Target Premium, depending on the Policy Year	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	Amount varies by State, and may range from 2% to as high as 12% in certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Account Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Account Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Policy Year 1, and $3.75 per month in Policy Years 2 — 5	Unit liquidation from Account Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Separate Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub-accounts as a reduction in Unit Value
Separate Account Administration Charge	Deducted Daily	Annual Rate of 0.10% during the first 20 Policy Years, and annual rate of 0.07% thereafter	Deducted from sub-accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Account Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2010 are set forth below:

Portfolio	Shares	Cost

AIM Variable Insurance Funds
Dynamics Fund	57,411	$850,516
Global Health Care Fund	130,283	1,938,206
Technology Fund	100,043	1,159,525
Alger American Fund
Growth Portfolio	344,694	10,836,410
Capital Appreciation Portfolio	34,753	1,530,014
SmallCap Growth Portfolio	251,111	6,611,561
Alliance Bernstein
Value	668	6,012
Small/Mid Cap Value	50,550	603,943
International Value	191,700	2,375,829
International Growth	31,018	443,798
American Century Variable Portfolios
Income & Growth Portfolio	525,737	3,140,054
Inflation Protection	197,127	2,074,324
International Portfolio	593,297	3,866,985
Ultra Portfolio	11,023	90,114
Value Portfolio	1,199,974	6,370,605
Vista Portfolio	58,850	716,143
Dreyfus Variable Investment Fund
Appreciation Portfolio	17,900	532,366
Opportunistic Small Cap Portfolio (1)	3,195	69,338
Quality Bond Portfolio	30,163	330,855
Socially Responsible Growth Fund	11,161	286,702
DWS Variable Series II
Dreman Strategic Value	24,744	200,263
Dreman Small Cap Value Portfolio	262,500	2,228,155
DWS VIT Funds
Equity 500 Index Fund	71,365	926,616
Small Cap Index Fund	45,436	504,851
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	138,653	1,635,926
Mutual Shares Securities Fund	55,023	831,575
Global Real Estate Fund	80,163	864,606
Mutual Global Discovery	4,379	85,395
Small Capitalization Fund	39,088	526,855
Small Cap Value Securities Fund	12,646	201,409
US Government	248,885	3,273,259
JP Morgan Series Trust II
International Equity Portfolio	414,344	4,263,615
Small Cap Core	74,134	907,859

(1) During 2010, Dreyfus VIF-Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2010 are set forth below:

Portfolio	Shares	Cost

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	219,367	$2,300,296
Emerging Markets Equity Portfolio	40,656	480,508
US Real Estate Portfolio	7,890	87,244
Neuberger Berman Advisors Management Trust
Small Cap Portfolio	49,734	457,799
Lehman Brothers Short Duration Bond Portfolio	343,157	3,926,043
Mid Cap Growth Portfolio	12,657	269,779
Partners Portfolio	225,213	2,067,148
Socially Responsible	138	1,649
Oppenheimer Variable Products
Balanced / VA	1,788	20,096
Main Street	543	7,959
Global Strategic Income / VA (1)	14,890	81,912
Sentinel Variable Products Trust
Balanced Fund	325,719	3,557,158
Bond Fund	650,679	6,722,868
Common Stock Fund	2,092,213	25,714,752
Mid Cap Fund (2)	759,376	7,125,748
Money Market Fund	9,815,654	9,815,654
Small Company Fund	1,154,578	13,513,376
T Rowe Price Equity Series
Blue Chip Growth Portfolio	128,446	1,007,305
Equity Income Portfolio	286,559	4,322,651
Health Sciences Portfolio	57,474	644,387
Personal Strategy Portfolio	4,982	80,864
Van Eck VIP Trust (3)
Emerging Markets (4)	152,662	1,536,125
VIP Global Bond (5)	17,647	210,162
VIP Global Hard Assets (6)	7,193	214,992
Variable Insurance Product Funds
Contrafund Portfolio	534,533	11,864,668
Equity Income Portfolio	532,502	9,307,396
Growth Portfolio	368,260	12,261,452
High Income Portfolio	919,339	4,622,523
Index 500 Portfolio	282,854	36,789,535
Investment Grade Bond Portfolio	502,131	6,224,509
Mid Cap Portfolio	151,215	3,223,749
Overseas Portfolio	609,292	9,851,505
Value Strategies	10,542	86,230
Wells Fargo Variable Trust Funds
Discovery	320,743	4,965,110
Opportunity	241,073	3,906,798

(1) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund /VA

(2) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

(3) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(4) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(5) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(6) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2010 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

AIM Variable Insurance Funds
Dynamics Fund	$135,110	$245,416
Global Health Care Fund	355,731	746,322
Technology Fund	238,432	370,741
Alger American Fund
Growth Portfolio	2,420,469	3,444,719
Capital Appreciation Portfolio	275,492	440,132
SmallCap Growth Portfolio	960,613	2,058,139
Alliance Bernstein
Value	4,376	1,238
Small/Mid Cap Value	237,700	223,531
International Value	860,411	624,511
International Growth	247,408	135,696
American Century Variable Portfolios
Income & Growth Portfolio	536,524	774,608
Inflation Protection	795,260	684,986
International Portfolio	1,110,962	1,204,708
Ultra Portfolio	19,371	29,560
Value Portfolio	1,258,518	1,707,471
Vista Portfolio	176,930	220,465
Dreyfus Variable Investment Fund
Appreciation Portfolio	154,248	207,777
Opportunistic Small Cap Portfolio (1)	17,687	25,969
Quality Bond Portfolio	135,496	150,637
Socially Responsible Growth Fund	66,523	96,242
DWS Variable Series II
Dreman Strategic Value	34,172	48,046
Dreman Small Cap Value Portfolio	478,268	781,685
DWS VIP Funds
Equity 500 Index Fund	80,296	58,692
Small Cap Index Fund	81,698	67,971
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	457,207	545,094
Mutual Shares Securities Fund	158,711	225,581
Global Real Estate Fund	205,963	273,124
Mutual Global Discovery	76,179	68,758
Small Capitalization Fund	96,826	149,555
Small Cap Value Securities Fund	54,789	24,842
US Government	1,066,612	869,392
JP Morgan Series Trust II
International Equity Portfolio	690,778	716,157
Small Cap Core	170,288	351,156

(1) During 2010, Dreyfus VIF-Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2010 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	$246,128	$153,514
Emerging Markets Equity Portfolio	36,619	113,632
US Real Estate Portfolio	9,749	45,763
Neuberger Berman Advisors Management Trust
Small Cap Portfolio	107,775	145,730
Lehman Brothers Short Duration Bond Portfolio	1,278,637	900,084
Mid Cap Growth Portfolio	61,338	117,830
Partners Portfolio	445,538	588,745
Socially Responsive	814	4,935
Oppenheimer Variable Products
Balanced / VA	24,402	6,613
Main Street	2,897	1,279
Global Strategic Income / VA (1)	90,402	19,828
Sentinel Variable Products Trust
Balanced Fund	841,981	1,026,224
Bond Fund	2,346,319	1,531,250
Common Stock Fund	4,218,511	6,459,522
Mid Cap Fund (2)	1,115,792	1,637,052
Money Market Fund	5,260,061	4,859,887
Small Company Fund	2,162,245	3,537,741
T Rowe Price Equity Series
Blue Chip Growth Portfolio	263,181	398,090
Equity Income Portfolio	1,145,308	1,371,943
Health Sciences Portfolio	164,196	292,313
Personal Strategy Portfolio	28,034	15,027
Van Eck VIP Trust (3)
Emerging Markets (4)	639,058	725,566
VIP Global Bond (5)	223,433	53,895
VIP Global Hard Assets (6)	167,464	56,092
Variable Insurance Product Funds
Contrafund Portfolio	1,775,305	2,690,427
Equity Income Portfolio	1,495,039	2,100,751
Growth Portfolio	1,912,766	3,002,974
High Income Portfolio	1,456,822	2,054,099
Index 500 Portfolio	6,827,037	7,737,909
Investment Grade Bond Portfolio	1,518,982	1,509,309
Mid Cap Portfolio	862,938	1,497,347
Overseas Portfolio	1,883,878	2,524,580
Value Strategies	97,574	23,195
Wells Fargo Variable Trust Funds
Discovery	835,916	1,557,493
Opportunity	477,064	756,858

(1)          During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund /VA

(2)          During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

(3)          During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(4)          During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(5)          During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(6)          During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	AIM Variable Insurance Funds Dynamics				AIM Variable Insurance Funds Global Health Care				AIM Variable Insurance Funds Technology
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	112,658.44	—	1,843.63	27,379.69	226,172.21	—	10,039.00	5,825.84	323,812.66	—	8,209.01	8,704.71
Units issued	13,803.33	—	71.05	15,216.96	25,048.62	—	726.85	—	44,252.20	—	650.58	—
Units transferred	(5,436.28)	—	(84.60)	—	(634.51)	—	(1,464.80)	1,442.89	(9,675.24)	—	(180.55)	—
Units redeemed	(20,711.02)	—	(87.98)	(16,759.42)	(58,601.10)	—	(655.71)	(93.55)	(60,513.49)	—	(1,629.20)	(44.19)
Ending balance	100,314.47	—	1,742.10	25,837.23	191,985.22	—	8,645.34	7,175.18	297,876.13	—	7,049.84	8,660.52

	Alger American Fund Growth				Alger American Fund Capital Appreciation				Alger American Fund SmallCap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	695,878.66	760.46	49,722.46	10,870.44	131,375.21	210.29	17,518.94	12,039.06	539,265.40	9.12	3,723.06	4,661.20
Units issued	80,840.13	1,442.35	27,547.91	491.13	15,098.94	290.46	1,245.68	251.83	47,058.52	48.00	111.42	334.52
Units transferred	(8,428.18)	320.41	3,573.56	(342.60)	(2,010.55)	314.10	(2,427.30)	2,045.36	(18,837.75)	(3.72)	(1,749.26)	(20.33)
Units redeemed	(123,789.37)	(372.52)	(31,304.79)	(752.94)	(25,258.36)	(78.37)	(1,995.06)	(73.09)	(95,172.46)	(4.55)	(1,415.34)	(671.77)
Ending balance	644,501.24	2,150.70	49,539.14	10,266.03	119,205.24	736.48	14,342.26	14,263.16	472,313.71	48.85	669.88	4,303.62

	Alliance Bernstein Value				Alliance Bernstein Small/Mid Cap Value				Alliance Bernstein International Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	160.94	72.97	—	—	42,103.86	136.41	1,220.21	—	169,758.95	580.93	12,033.13	—
Units issued	123.08	167.08	—	—	6,412.52	219.97	247.73	—	25,106.82	992.03	1,174.22	—
Units transferred	—	(0.32)	—	—	(741.31)	231.56	2,250.94	—	18,502.23	172.07	3,233.51	—
Units redeemed	(10.17)	(38.09)	—	—	(7,453.89)	(59.75)	(84.45)	—	(33,731.77)	(235.67)	(1,210.27)	—
Ending balance	273.85	201.64	—	—	40,321.18	528.19	3,634.43	—	179,636.23	1,509.36	15,230.59	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	Alliance Bernstein International Growth				American Century Variable Portfolios Income & Growth				American Century Variable Portfolios Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	22,975.39	99.90	3,382.47	—	244,396.86	—	30,914.90	11,338.07	136,422.50	65.47	16,014.92	64,399.21
Units issued	2,226.64	460.51	193.36	—	27,843.57	—	3,710.21	—	15,535.19	237.83	893.04	—
Units transferred	1,575.75	8,228.67	122.14	—	1,588.41	—	536.15	(2,357.53)	19,261.74	154.57	546.97	4,591.07
Units redeemed	(4,196.05)	(620.46)	(117.82)	—	(47,427.38)	—	(8,136.91)	(245.19)	(28,144.99)	(85.48)	(1,730.99)	(1,749.19)
Ending balance	22,581.73	8,168.62	3,580.15	—	226,401.46	—	27,024.35	8,735.35	143,074.44	372.39	15,723.94	67,241.09

	American Century Variable Portfolios International				American Century Variable Portfolios Ultra				American Century Variable Portfolios Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	319,218.08	376.11	27,979.39	—	7,228.58	—	2,900.86	—	368,432.77	142.94	22,568.87	22,989.62
Units issued	39,233.29	1,434.08	3,040.56	—	1,339.53	—	410.56	—	42,825.25	225.51	1,203.64	340.62
Units transferred	320.03	547.49	959.27	—	(12.36)	—	(162.86)	—	(6,313.02)	138.38	180.47	724.82
Units redeemed	(52,028.99)	(338.82)	(4,103.68)	—	(1,723.55)	—	(864.70)	—	(67,398.83)	(63.58)	(3,121.00)	(1,065.04)
Ending balance	306,742.41	2,018.86	27,875.54	—	6,832.20	—	2,283.86	—	337,546.17	443.25	20,831.98	22,990.02

	American Century Variable Portfolios Vista				Dreyfus Variable Investment Fund Appreciation				Dreyfus Variable Investment Fund Opportunistic Small Cap (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	67,516.09	—	8,106.91	—	49,623.56	—	5,376.13	—	10,311.22	—	—	—
Units issued	10,887.69	—	1,979.95	—	7,095.22	—	529.28	—	1,671.35	—	—	—
Units transferred	(209.44)	—	(334.40)	—	(260.37)	—	(57.54)	—	(1,113.36)	—	—	—
Units redeemed	(13,827.38)	—	(1,707.63)	—	(12,358.25)	—	(402.54)	—	(1,498.05)	—	—	—
Ending balance	64,366.96	—	8,044.83	—	44,100.16	—	5,445.33	—	9,371.16	—	—	—

(1) During 2010, Dreyfus VIF-Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	Dreyfus Variable Investment Fund Quality Bond				Dreyfus Variable Investment Fund Socially Responsible Growth				DWS Dreman Strategic Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	28,191.71	—	433.59	—	38,037.39	—	1,103.11	14,219.79	21,604.56	—	182.72	—
Units issued	3,130.45	—	188.47	—	5,065.62	—	—	10,484.18	3,036.37	—	7.10	—
Units transferred	3,212.14	—	1,888.84	—	(1,911.09)	—	—	—	(302.78)	—	(12.63)	—
Units redeemed	(10,215.53)	—	(320.88)	—	(7,056.61)	—	(34.59)	(11,066.83)	(4,375.68)	—	(10.65)	—
Ending balance	24,318.77	—	2,190.02	—	34,135.31	—	1,068.52	13,637.14	19,962.47	—	166.54	—

	DWS Dreman Small Cap Value				DWS VIT Funds Equity 500 Index				DWS VIT Funds Small Cap Index
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	195,256.18	206.97	16,106.80	—	—	—	—	61,767.21	2,073.77	12.35	5,541.11	21,201.46
Units issued	21,646.14	697.74	1,773.64	—	—	—	—	4,971.19	352.08	25.02	—	197.06
Units transferred	(10,208.61)	61.68	(763.81)	—	—	—	—	593.76	1,292.41	0.24	2,896.22	(746.79)
Units redeemed	(32,483.33)	(142.87)	(1,903.52)	—	—	—	—	(5,028.59)	(1,440.41)	(7.17)	(700.81)	(832.15)
Ending balance	174,210.38	823.52	15,213.11	—	—	—	—	62,303.57	2,277.85	30.44	7,736.52	19,819.58

	Franklin Templeton Variable Insurance Products Trust Foreign Securities				Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities				Franklin Templeton Variable Insurance Products Trust Global Real Estate
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	117,754.68	74.32	21,778.66	—	65,632.03	10.41	10,244.87	—	90,095.46	—	6,282.12	—
Units issued	15,125.28	59.24	791.79	—	7,779.33	35.31	766.90	—	14,472.07	—	41.97	—
Units transferred	(36.45)	453.66	2,905.74	—	(377.98)	473.14	(3,761.33)	—	(3,802.99)	—	(17.85)	—
Units redeemed	(26,041.81)	(11.03)	(2,279.54)	—	(10,476.01)	(17.77)	(307.26)	—	(17,495.07)	—	(1,247.02)	—
Ending balance	106,801.70	576.19	23,196.65	—	62,557.37	501.09	6,943.18	—	83,269.47	—	5,059.22	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	Franklin Templeton Variable Insurance Products Trust Mutual Global Discovery Securities Fund				Franklin Templeton Variable Insurance Products Trust Small Midcap Growth Fund				Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	4,456.18	7.69	—	—	18,100.23	12.59	735.62	—	35,616.93	63.14	8,175.59	—
Units issued	592.78	99.84	22.28	—	2,378.62	21.25	—	—	4,186.74	111.92	189.83	—
Units transferred	2,498.67	9.44	147.19	—	686.14	52.77	(54.03)	—	(1,361.12)	118.66	10.25	—
Units redeemed	(1,061.38)	(12.69)	(7.46)	—	(2,391.49)	(12.02)	(5.21)	—	(6,892.53)	(15.23)	(338.78)	—
Ending balance	6,486.25	104.28	162.01	—	18,773.50	74.59	676.38	—	31,550.02	278.49	8,036.89	—

	Franklin Templeton Variable Insurance Products Trust US Government				JP Morgan Series Trust II International Equity				JP Morgan Series Trust II Small Cap Core
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	266,863.92	156.63	25,207.39	—	207,041.23	—	21,369.96	81,173.86	61,311.88	—	16,309.28	267.69
Units issued	38,690.32	1,296.97	1,953.13	—	20,341.24	—	1,086.90	905.10	6,763.14	—	2,045.93	—
Units transferred	21,860.32	646.49	1,433.45	—	7,538.80	—	(1,866.32)	5,087.31	(3,626.38)	—	(1,229.82)	—
Units redeemed	(53,197.65)	(377.63)	(1,539.03)	—	(27,401.32)	—	(2,401.23)	(2,736.35)	(12,682.36)	—	(3,246.82)	(2.12)
Ending balance	274,216.91	1,722.46	27,054.94	—	207,519.95	—	18,189.30	84,429.92	51,766.28	—	13,878.57	265.57

	Morgan Stanley Universal Institutional Funds Core Plus Fixed Income
	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	1,330,001.57
Units issued	—	—	—	12,624.88
Units transferred	—	—	—	3,412.29
Units redeemed	—	—	—	(34,111.33)
Ending balance	—	—	—	1,311,927.41

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	Morgan Stanley Universal				Morgan Stanley Universal				Neuberger Berman Advisors
	Institutional Funds				Institutional Funds				Management Trust
	Emerging Markets				US Real Estate				Small Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	249,528.55	—	—	—	44,565.37	52,716.80	—	10,927.82	—
Units issued	—	—	—	6,512.88	—	—	—	1,227.08	7,765.27	—	839.79	—
Units transferred	—	—	—	(20,575.67)	—	—	—	(12,226.23)	(907.09)	—	1.11	—
Units redeemed	—	—	—	(18,199.06)	—	—	—	(2,143.50)	(10,847.83)	—	(604.07)	—
Ending balance	—	—	—	217,266.70	—	—	—	31,422.72	48,727.15	—	11,164.65	—

	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Lehman Brothers Short Duration Bond				Mid Cap Growth				Partners
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	298,146.62	1,098.29	33,023.45	—	24,006.58	85.51	275.81	—	147,109.23	41.15	30,476.27	3,526.15
Units issued	38,485.66	1,111.12	1,813.08	—	2,625.18	32.70	20.85	—	16,691.27	—	925.57	3,141.95
Units transferred	33,746.50	590.22	1,062.62	—	(801.98)	117.41	(142.59)	—	1,765.41	307.51	(550.95)	337.53
Units redeemed	(54,952.95)	(351.41)	(1,756.67)	—	(5,603.57)	(4.79)	(8.51)	—	(25,086.92)	—	(5,403.65)	(3,499.60)
Ending balance	315,425.83	2,448.22	34,142.48	—	20,226.21	230.83	145.56	—	140,478.99	348.66	25,447.24	3,506.03

	Neuberger Berman Advisors				Oppenheimer
	Management Trust				Variable Products
	Socially Responsible				Balanced / VA
	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	134.28	10.43	296.50	—	164.88	0.11	—	—
Units issued	11.76	14.65	—	—	116.37	4.10	—	—
Units transferred	(29.13)	(0.46)	—	—	1,693.87	1.18	—	—
Units redeemed	(7.51)	(4.60)	(296.50)	—	(480.03)	(2.22)	—	—
Ending balance	109.40	20.02	—	—	1,495.09	3.17	—	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	Oppenheimer				Oppenheimer				Sentinel Variable
	Variable Products				Variable Products				Products Trust
	Main Street				Global Strategic Income / VA (1)				Balanced
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	437.05	—	—	—	870.61	—	—	—	159,280.75	92.69	42,040.13	2,744.44
Units issued	23.04	—	—	—	129.38	—	33.57	—	17,796.58	516.47	2,412.22	—
Units transferred	116.69	—	—	—	5,581.07	162.55	221.80	—	8,088.23	102.95	230.96	(1,032.50)
Units redeemed	(40.85)	—	—	—	(963.38)	(10.36)	(11.62)	—	(23,827.12)	(144.96)	(17,844.53)	(46.22)
Ending balance	535.93	—	—	—	5,617.68	152.19	243.75	—	161,338.44	567.15	26,838.78	1,665.72

	Sentinel Variable				Sentinel Variable				Sentinel Variable
	Products Trust				Products Trust				Products Trust
	Bond				Common Stock				Mid Cap (2)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	259,513.25	336.84	34,789.61	94.51	1,166,029.91	1,134.91	69,409.76	85,319.20	353,022.84	13.90	51,224.71	17,258.82
Units issued	28,993.21	291.53	1,560.67	20.19	123,833.47	1,712.93	6,161.41	3,673.45	41,981.87	40.90	5,097.60	2,247.14
Units transferred	28,035.58	353.26	580.97	1,318.76	(33,058.81)	496.94	(5,492.24)	1,301.92	(10,660.50)	4.77	(4,034.72)	—
Units redeemed	(43,762.67)	(112.55)	(2,020.63)	(31.04)	(195,552.44)	(519.77)	(9,570.43)	(2,158.26)	(53,449.28)	(14.22)	(7,089.09)	(421.99)
Ending balance	272,779.37	869.08	34,910.62	1,402.42	1,061,252.13	2,825.01	60,508.50	88,136.31	330,894.93	45.35	45,198.50	19,083.97

	Sentinel Variable				Sentinel Variable				T Rowe Price
	Products Trust				Products Trust				Equity Series
	Money Market				Small Company				Blue Chip Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	488,510.48	2,834.24	158,570.89	244,502.43	370,148.75	751.14	50,054.07	3,991.91	101,715.86	474.96	20,278.45	—
Units issued	76,554.75	30,614.18	8,917.25	185,773.50	41,309.36	992.49	2,513.42	12.84	13,885.39	115.62	421.72	—
Units transferred	94,486.85	(25,545.56)	24,018.32	(744.94)	(12,066.44)	1,147.64	(4,225.11)	115.50	(5,380.35)	(7.27)	(113.19)	—
Units redeemed	(156,403.20)	(2,755.49)	(30,311.54)	(33,369.52)	(53,740.06)	(360.16)	(10,947.21)	(175.54)	(18,308.51)	(35.82)	(1,769.19)	—
Ending balance	503,148.88	5,147.37	161,194.92	396,161.47	345,651.61	2,531.11	37,395.17	3,944.71	91,912.39	547.49	18,817.79	—

(1)          During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund /VA

(2)          During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Equity Income				Health Sciences				Personal Strategies
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	435,584.59	1,160.41	44,631.41	—	55,569.58	128.47	7,413.05	—	5,069.50	—	—	—
Units issued	49,799.56	1,532.19	2,297.61	—	6,710.75	98.35	630.37	—	352.70	—	—	—
Units transferred	(1,444.09)	460.53	2,482.21	—	(3,645.05)	116.03	(3,836.44)	—	1,423.82	—	—	—
Units redeemed	(76,530.75)	(435.21)	(2,571.70)	—	(7,932.96)	(59.86)	(674.69)	—	(875.97)	—	—	—
Ending balance	407,409.31	2,717.92	46,839.53	—	50,702.32	282.99	3,532.29	—	5,970.05	—	—	—

	Van Eck VIP				Van Eck VIP				Van Eck VIP
	Trust (1)				Trust (1)				Trust (1)
	Emerging Markets (2)				VIP Global Bond (3)				VIP Hard Asset (4)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	74,655.33	187.46	5,652.91	—	3,593.14	47.23	—	—	6,240.30	108.30	333.10	—
Units issued	8,141.18	458.63	475.37	—	868.50	109.31	—	—	9,716.75	19.45	201.97	—
Units transferred	(2,806.25)	250.19	2,730.83	—	10,562.73	41.88	4,704.67	—	(353.45)	116.18	78.56	—
Units redeemed	(11,867.41)	(125.15)	(593.69)	—	(1,928.53)	(28.62)	(10.84)	—	(2,456.88)	(25.31)	(354.25)	—
Ending balance	68,122.85	771.13	8,265.42	—	13,095.84	169.80	4,693.83	—	13,146.72	218.62	259.38	—

	Variable Insurance				Variable Insurance
	Product Funds				Product Funds
	Contrafund				Equity Income
	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	456,770.88	1,274.14	64,324.18	—	238,113.14	26.68	30,937.68	—
Units issued	45,652.37	724.36	4,388.82	—	21,618.82	44.05	901.07	—
Units transferred	(6,919.53)	767.01	(4,791.10)	—	(5,282.77)	80.87	8,698.53	—
Units redeemed	(71,626.86)	(280.67)	(10,640.50)	—	(34,796.80)	(7.95)	(6,779.79)	—
Ending balance	423,876.86	2,484.84	53,281.40	—	219,652.39	143.65	33,757.49	—

(1) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(2) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(3) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(4) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2010
	Variable Insurance				Variable Insurance				Variable Insurance
	Product Funds				Product Funds				Product Funds
	Growth				High Income				Index 500
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	309,064.82	47.94	85,065.54	—	146,696.87	14,275.12	29,160.11	—	985,896.69	3,009.19	480,436.22	—
Units issued	35,082.57	123.70	8,606.37	—	13,505.04	204.98	3,652.44	—	112,124.35	1,874.92	41,542.61	—
Units transferred	(9,832.61)	39.07	(6,443.01)	—	(12,228.43)	(13,774.72)	191.80	—	(10,990.28)	15,426.23	(38,720.71)	—
Units redeemed	(51,245.52)	(44.29)	(8,926.13)	—	(21,093.87)	(280.07)	(8,188.83)	—	(146,672.03)	(2,182.03)	(70,853.25)	—
Ending balance	283,069.26	166.42	78,302.77	—	126,879.61	425.31	24,815.52	—	940,358.73	18,128.31	412,404.87	—

	Variable Insurance				Variable Insurance				Variable Insurance
	Product Funds				Product Funds				Product Funds
	Investment Grade Bond				Mid Cap				Overseas
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	322,831.87	16.18	68,614.02	63,724.16	263,216.66	360.59	23,140.97	—	338,658.39	268.65	48,582.40	157,322.68
Units issued	37,169.76	336.57	3,034.37	368.51	30,296.37	883.15	1,091.72	—	34,685.74	438.88	2,696.39	4,258.42
Units transferred	6,833.11	302.80	7,533.94	12,104.25	(17,714.21)	107.74	(5,339.65)	—	(6,145.77)	1,410.67	(3,456.14)	(1,272.90)
Units redeemed	(63,073.65)	(53.19)	(8,075.15)	(3,592.60)	(43,842.12)	(244.29)	(1,389.02)	—	(48,871.05)	(245.42)	(12,939.07)	(7,897.72)
Ending balance	303,761.09	602.36	71,107.18	72,604.32	231,956.70	1,107.19	17,504.02	—	318,327.31	1,872.78	34,883.58	152,410.48

	Variable Insurance				Wells Fargo				Wells Fargo
	Product Funds				Variable Trust Funds				Variable Trust Funds
	Value Strategies				Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	381.65	272.42	—	—	378,019.94	—	27,891.97	1,439.86	135,116.25	—	26,139.39	25,806.78
Units issued	507.69	60.16	—	—	40,888.63	—	2,719.10	185.59	13,759.31	—	2,900.07	454.64
Units transferred	4,011.35	291.24	—	—	(16,211.11)	—	(675.10)	155.71	(4,521.48)	—	(1,914.23)	(476.54)
Units redeemed	(567.01)	(29.48)	—	—	(65,403.06)	—	(4,315.87)	(43.16)	(21,375.54)	—	(1,783.40)	(1,073.19)
Ending balance	4,333.68	594.34	—	—	337,294.40	—	25,620.10	1,738.00	122,978.54	—	25,341.83	24,711.69

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	AIM Variable Insurance Funds				AIM Variable Insurance Funds				AIM Variable Insurance Funds
	Dynamics				Global Health Care				Technology
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	137,695.05	—	2,388.33	22,409.45	232,191.79	—	16,035.37	5,908.27	341,216.05	—	6,160.31	18,800.90
Units issued	26,468.54	—	172.57	13,883.41	44,791.00	—	568.13	—	62,810.21	—	759.79	—
Units transferred	(25,592.88)	—	(79.98)	—	(7,394.19)	—	(5,760.91)	—	(19,512.01)	—	1,718.47	—
Units redeemed	(25,912.27)	—	(637.29)	(8,913.17)	(43,416.39)	—	(803.59)	(82.43)	(60,701.59)	—	(429.56)	(10,096.19)
Ending balance	112,658.44	—	1,843.63	27,379.69	226,172.21	—	10,039.00	5,825.84	323,812.66	—	8,209.01	8,704.71

	Alger American Fund				Alger American Fund				Alger American Fund
	Growth				Capital Appreciation				SmallCap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	758,862.64	—	50,433.41	22,674.62	148,845.53	—	11,205.61	87,949.62	603,125.33	—	4,544.08	11,525.59
Units issued	115,693.54	595.46	2,377.61	483.90	21,644.56	130.47	1,118.02	398.58	72,535.18	7.89	164.53	254.42
Units transferred	(49,575.22)	235.31	(195.25)	184.90	(8,517.12)	99.79	5,916.22	—	(36,553.54)	1.34	(37.62)	352.67
Units redeemed	(129,102.30)	(70.31)	(2,893.31)	(12,472.98)	(30,597.76)	(19.97)	(720.91)	(76,309.14)	(99,841.57)	(0.11)	(947.93)	(7,471.48)
Ending balance	695,878.66	760.46	49,722.46	10,870.44	131,375.21	210.29	17,518.94	12,039.06	539,265.40	9.12	3,723.06	4,661.20

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	Value				Small/Mid Cap Value				International Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	39.34	—	—	—	55,481.63	—	1,371.01	—	197,281.71	—	12,401.74	—
Units issued	123.70	26.05	—	—	9,708.01	62.17	69.71	—	31,589.65	421.28	33,635.90	—
Units transferred	—	51.77	—	—	(13,514.78)	85.25	(147.72)	—	(25,938.34)	199.10	(9,795.78)	—
Units redeemed	(2.10)	(4.85)	—	—	(9,571.00)	(11.01)	(72.79)	—	(33,174.07)	(39.45)	(24,208.73)	—
Ending balance	160.94	72.97	—	—	42,103.86	136.41	1,220.21	—	169,758.95	580.93	12,033.13	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	International Growth				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	20,208.77	—	2,733.64	—	246,095.07	—	33,721.19	25,486.96	112,728.70	—	13,962.63	66,767.41
Units issued	7,729.72	16.37	40.12	—	48,417.91	—	4,070.91	210.64	22,742.84	31.31	2,785.37	—
Units transferred	1,452.46	91.24	688.71	—	764.62	—	(657.76)	392.15	18,547.20	47.42	1,304.20	—
Units redeemed	(6,415.56)	(7.71)	(80.00)	—	(50,880.74)	—	(6,219.44)	(14,751.68)	(17,596.24)	(13.26)	(2,037.28)	(2,368.20)
Ending balance	22,975.39	99.90	3,382.47	—	244,396.86	—	30,914.90	11,338.07	136,422.50	65.47	16,014.92	64,399.21

	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	347,191.27	—	26,566.24	—	7,067.52	—	3,330.39	—	383,204.83	—	33,228.61	85,422.05
Units issued	60,835.08	206.73	3,430.81	—	845.24	—	621.95	—	52,173.41	55.49	2,311.71	556.26
Units transferred	(28,033.63)	211.49	(210.39)	—	12.98	—	(146.89)	—	(5,663.28)	107.63	(6,007.90)	(4,363.37)
Units redeemed	(60,774.64)	(42.11)	(1,807.27)	—	(697.16)	—	(904.59)	—	(61,282.19)	(20.18)	(6,963.55)	(58,625.32)
Ending balance	319,218.08	376.11	27,979.39	—	7,228.58	—	2,900.86	—	368,432.77	142.94	22,568.87	22,989.62

	American Century				Dreyfus Variable				Dreyfus Variable
	Variable Portfolios				Investment Fund				Investment Fund
	Vista				Appreciation				Developing Leaders
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	63,404.96	—	7,696.42	—	54,010.24	—	4,714.80	—	7,181.12	—	—	—
Units issued	17,401.88	—	1,250.88	—	13,283.92	—	1,056.11	—	3,104.17	—	—	—
Units transferred	1,369.91	—	(252.30)	—	(7,273.02)	—	(188.02)	—	1,177.08	—	—	—
Units redeemed	(14,660.66)	—	(588.09)	—	(10,397.58)	—	(206.76)	—	(1,151.15)	—	—	—
Ending balance	67,516.09	—	8,106.91	—	49,623.56	—	5,376.13	—	10,311.22	—	—	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	Dreyfus Variable Investment Fund Quality Bond				Dreyfus Variable Investment Fund Socially Responsible Growth				DWS Dreman Strategic Value (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	18,632.44	—	712.21	—	40,381.63	—	1,145.15	11,901.39	23,092.06	—	159.67	—
Units issued	9,237.32	—	—	—	5,776.88	—	—	6,918.17	3,398.10	—	11.60	—
Units transferred	2,682.79	—	—	—	(752.32)	—	—	—	(692.79)	—	27.85	—
Units redeemed	(2,360.84)	—	(278.62)	—	(7,368.80)	—	(42.04)	(4,599.77)	(4,192.81)	—	(16.40)	—
Ending balance	28,191.71	—	433.59	—	38,037.39	—	1,103.11	14,219.79	21,604.56	—	182.72	—

	DWS Dreman Small Cap Value				DWS VIT Funds Equity 500 Index				DWS VIT Funds Small Cap Index
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	200,264.29	—	14,298.04	—	—	—	—	96,024.61	—	—	—	22,357.17
Units issued	34,890.36	143.66	2,054.15	—	—	—	—	3,909.49	237.85	0.41	—	397.10
Units transferred	(5,328.55)	89.85	984.85	—	—	—	—	4,192.49	2,279.19	12.76	6,528.61	2,168.34
Units redeemed	(34,569.92)	(26.54)	(1,230.24)	—	—	—	—	(42,359.38)	(443.27)	(0.82)	(987.50)	(3,721.15)
Ending balance	195,256.18	206.97	16,106.80	—	—	—	—	61,767.21	2,073.77	12.35	5,541.11	21,201.46

	Franklin Templeton Variable Insurance Products Trust Foreign Securities				Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities				Franklin Templeton Variable Insurance Products Trust Global Real Estate
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	125,004.62	—	19,518.17	—	71,036.82	—	8,625.20	—	89,691.83	—	8,967.97	—
Units issued	21,008.09	2.76	3,798.21	—	11,543.02	8.88	1,926.33	—	12,652.53	—	49.64	—
Units transferred	(7,767.91)	72.23	(281.52)	—	(3,710.39)	1.53	(11.48)	—	(25.83)	—	(2,176.05)	—
Units redeemed	(20,490.12)	(0.67)	(1,256.20)	—	(13,237.42)	—	(295.18)	—	(12,223.07)	—	(559.44)	—
Ending balance	117,754.68	74.32	21,778.66	—	65,632.03	10.41	10,244.87	—	90,095.46	—	6,282.12	—

(1) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	Franklin Templeton Variable Insurance Products Trust Mutual Global Discovery Securities Fund				Franklin Templeton Variable Insurance Products Trust Small Midcap Growth Fund				Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	17,051.06	—	924.70	—	34,222.64	—	7,168.60	—
Units issued	460.10	7.53	—	—	3,296.49	11.63	113.44	—	11,227.25	—	1,468.00	—
Units transferred	4,493.52	3.51	—	—	700.27	4.66	(83.07)	—	(1,882.06)	63.14	(81.71)	—
Units redeemed	(497.44)	(3.35)	—	—	(2,947.59)	(3.70)	(219.45)	—	(7,950.90)	—	(379.30)	—
Ending balance	4,456.18	7.69	—	—	18,100.23	12.59	735.62	—	35,616.93	63.14	8,175.59	—

	Franklin Templeton Variable Insurance Products Trust US Government				JP Morgan Series Trust II International Equity (2)				JP Morgan Series Trust II International Opportunities Fund (2)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	178,872.42	—	17,931.88	—	—	—	—	—	219,815.04	—	21,948.21	81,724.15
Units issued	40,135.55	126.39	2,037.93	—	14,805.32	—	1,162.25	801.35	7,488.45	—	762.27	11.07
Units transferred	89,463.97	63.55	6,590.61	—	(5,379.76)	—	(1,255.75)	(5,028.64)	1,258.71	—	385.98	8,817.54
Units redeemed	(41,608.02)	(33.31)	(1,353.03)	—	197,615.67	—	21,463.46	85,401.15	(228,562.20)	—	(23,096.46)	(90,552.76)
Ending balance	266,863.92	156.63	25,207.39	—	207,041.23	—	21,369.96	81,173.86	—	—	—	—

	JP Morgan Series Trust II Small Cap Core (2)				JP Morgan Series Trust II Small Company (2)				Morgan Stanley Universal Institutional Funds Core Plus Fixed Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	69,314.93	—	18,171.85	2,036.67	—	—	—	1,580,128.96
Units issued	4,285.48	—	823.15	—	2,998.53	—	448.65	—	—	—	—	22,176.08
Units transferred	(607.59)	—	(733.37)	—	(1,743.76)	—	498.89	—	—	—	—	(176,896.86)
Units redeemed	57,633.99	—	16,219.50	267.69	(70,569.69)	—	(19,119.39)	(2,036.67)	—	—	—	(95,406.61)
Ending balance	61,311.88	—	16,309.28	267.69	0.01	—	—	—	—	—	—	1,330,001.57

(2) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	Morgan Stanley Universal Institutional Funds Emerging Markets				Morgan Stanley Universal Institutional Funds High Yield				Morgan Stanley Universal Institutional Funds US Real Estate
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	256,582.16	—	—	—	48,204.51	—	—	—	80,336.02
Units issued	—	—	—	5,545.79	—	—	—	—	—	—	—	2,645.86
Units transferred	—	—	—	36,265.68	—	—	—	(7,633.25)	—	—	—	1,637.95
Units redeemed	—	—	—	(48,865.08)	—	—	—	(40,571.26)	—	—	—	(40,054.46)
Ending balance	—	—	—	249,528.55	—	—	—	—	—	—	—	44,565.37

	Neuberger Berman Advisors Management Trust Small Cap Growth				Neuberger Berman Advisors Management Trust Lehman Brothers Short Duration Bond				Neuberger Berman Advisors Management Trust Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	52,772.54	—	8,454.10	—	260,475.76	—	29,110.54	—	26,419.68	—	258.66	—
Units issued	1,474.01	—	2,802.42	—	44,681.43	1,076.00	2,330.76	—	3,554.76	3.18	46.90	—
Units transferred	(291.06)	—	170.43	—	39,005.39	61.45	4,278.54	—	(984.23)	83.10	(13.94)	—
Units redeemed	(1,238.69)	—	(499.13)	—	(46,015.96)	(39.16)	(2,696.39)	—	(4,983.63)	(0.77)	(15.81)	—
Ending balance	52,716.80	—	10,927.82	—	298,146.62	1,098.29	33,023.45	—	24,006.58	85.51	275.81	—

	Neuberger Berman Advisors Management Trust Partners				Neuberger Berman Advisors Management Trust Socially Responsible				Oppenheimer Variable Products Balanced / VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	134,546.07	—	39,096.93	14,160.30	—	—	—	—	39.97	—	—	—
Units issued	29,170.20	—	1,103.19	329.20	31.17	8.64	36.75	—	128.18	0.28	—	—
Units transferred	14,237.60	41.15	(8,349.20)	(453.37)	122.82	4.02	289.80	—	—	—	—	—
Units redeemed	(30,844.64)	—	(1,374.65)	(10,509.98)	(19.71)	(2.23)	(30.05)	—	(3.27)	(0.17)	—	—
Ending balance	147,109.23	41.15	30,476.27	3,526.15	134.28	10.43	296.50	—	164.88	0.11	—	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	Oppenheimer Variable Products Main Street				Oppenheimer Variable Products Strategic Bond				Sentinel Variable Products Trust Balanced
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	—	—	—	—	166,590.23	—	51,558.93	4,825.01
Units issued	3.86	—	—	—	12.76	—	—	—	29,054.10	25.09	3,186.34	—
Units transferred	435.95	—	—	—	1,286.25	—	—	—	2,005.93	77.47	(532.65)	(643.73)
Units redeemed	(2.76)	—	—	—	(428.40)	—	—	—	(38,369.51)	(9.87)	(12,172.49)	(1,436.84)
Ending balance	437.05	—	—	—	870.61	—	—	—	159,280.75	92.69	42,040.13	2,744.44

	Sentinel Variable Products Trust Bond				Sentinel Variable Products Trust Common Stock				Sentinel Variable Products Trust Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	255,531.80	—	48,399.93	4,029.17	1,269,372.52	—	68,105.73	75,182.97	362,991.96	—	58,433.44	45,592.42
Units issued	31,980.10	316.83	3,322.40	24.08	168,629.47	869.61	4,985.37	5,552.81	55,612.06	2.81	5,424.09	3,390.59
Units transferred	18,098.78	35.24	4,648.60	—	(13,583.32)	354.76	1,128.03	8,249.61	(4,636.59)	12.89	(8,238.25)	—
Units redeemed	(46,097.43)	(15.23)	(21,581.32)	(3,958.74)	(258,388.76)	(89.46)	(4,809.37)	(3,666.19)	(60,944.59)	(1.80)	(4,394.57)	(31,724.19)
Ending balance	259,513.25	336.84	34,789.61	94.51	1,166,029.91	1,134.91	69,409.76	85,319.20	353,022.84	13.90	51,224.71	17,258.82

	Sentinel Variable Products Trust Money Market				Sentinel Variable Products Trust Small Company				T Rowe Price Equity Series Blue Chip Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	451,098.42	—	169,899.47	148,392.23	392,797.88	—	61,476.86	64,607.60	108,346.61	—	20,409.95	—
Units issued	98,671.31	31,687.25	22,272.07	202,211.10	54,963.74	543.48	3,651.93	42.89	22,768.56	452.51	924.23	—
Units transferred	211,294.25	(26,984.50)	67,470.91	(16,281.54)	(9,108.04)	262.78	(7,006.16)	90.83	(10,467.94)	29.49	(39.00)	—
Units redeemed	(272,553.50)	(1,868.51)	(101,071.56)	(89,819.36)	(68,504.83)	(55.12)	(8,068.56)	(60,749.41)	(18,931.37)	(7.04)	(1,016.73)	—
Ending balance	488,510.48	2,834.24	158,570.89	244,502.43	370,148.75	751.14	50,054.07	3,991.91	101,715.86	474.96	20,278.45	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	T Rowe Price Equity Series Equity Income				T Rowe Price Equity Series Health Sciences				T Rowe Price Equity Series Personal Strategies
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	413,666.02	—	39,751.41	—	55,184.70	—	8,969.32	—	—	—	—	—
Units issued	83,967.36	1,018.82	6,685.81	—	78,829.62	26.19	928.86	—	112.04	—	—	—
Units transferred	18,401.83	204.59	1,472.43	—	(6,508.93)	114.56	(2,179.40)	—	5,149.85	—	—	—
Units redeemed	(80,450.62)	(63.00)	(3,278.24)	—	(71,935.81)	(12.28)	(305.73)	—	(192.39)	—	—	—
Ending balance	435,584.59	1,160.41	44,631.41	—	55,569.58	128.47	7,413.05	—	5,069.50	—	—	—

	Van Eck Worldwide Insurance Trust Emerging Markets				Van Eck Worldwide Insurance Trust Bond				Van Eck Worldwide Insurance Trust Real Estate
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	116,790.74	—	8,271.23	—	—	—	—	—	—	—	—	—
Units issued	13,136.53	95.47	686.71	—	327.05	—	—	—	278.99	12.74	—	—
Units transferred	(40,521.35)	108.26	(2,719.67)	—	3,463.80	49.43	—	—	(252.59)	(10.44)	—	—
Units redeemed	(14,750.59)	(16.27)	(585.36)	—	(197.71)	(2.20)	—	—	(26.40)	(2.30)	—	—
Ending balance	74,655.33	187.46	5,652.91	—	3,593.14	47.23	—	—	—	—	—	—

	Van Eck Worldwide Insurance Trust Hard Assets				Variable Insurance Product Funds Contrafund				Variable Insurance Product Funds Equity Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	485,012.08	—	69,144.77	—	262,825.40	—	16,921.28	—
Units issued	504.91	40.39	29.75	—	55,982.45	141.20	7,457.82	—	33,532.16	14.36	1,809.53	—
Units transferred	6,062.94	73.85	313.60	—	(9,945.52)	1,230.85	(4,885.54)	—	(6,390.19)	19.55	14,431.18	—
Units redeemed	(327.55)	(5.94)	(10.25)	—	(74,278.13)	(97.91)	(7,392.87)	—	(51,854.23)	(7.23)	(2,224.31)	—
Ending balance	6,240.30	108.30	333.10	—	456,770.88	1,274.14	64,324.18	—	238,113.14	26.68	30,937.68	—

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2009
	Variable Insurance Product Funds Growth				Variable Insurance Product Funds High Income				Variable Insurance Product Funds Index 500
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	317,467.56	—	87,331.66	—	146,028.24	—	32,965.27	—	1,076,128.87	—	596,872.67	—
Units issued	48,878.82	5.84	17,553.01	—	978,531.24	174.69	2,276.06	—	175,889.23	1,167.50	51,671.32	—
Units transferred	(3,570.27)	48.79	(2,228.30)	—	369,142.17	14,716.77	(1,491.93)	—	(61,350.61)	2,128.38	(50,635.94)	—
Units redeemed	(53,711.29)	(6.69)	(17,590.83)	—	(1,347,004.78)	(616.34)	(4,589.29)	—	(204,770.80)	(286.69)	(117,471.83)	—
Ending balance	309,064.82	47.94	85,065.54	—	146,696.87	14,275.12	29,160.11	—	985,896.69	3,009.19	480,436.22	—

	Variable Insurance Product Funds Investment Grade Bond				Variable Insurance Product Funds Mid Cap				Variable Insurance Product Funds Overseas
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	348,129.28	—	63,426.91	258,657.37	297,823.31	—	21,760.50	—	353,161.28	—	64,803.63	436,899.16
Units issued	55,171.65	15.99	5,898.95	1,619.73	49,080.92	239.67	2,879.61	—	39,019.43	150.28	6,157.85	5,969.54
Units transferred	8,731.02	8.38	4,362.77	(5,094.85)	(27,314.46)	158.92	94.41	—	(6,350.17)	157.98	(17,813.53)	(2,047.84)
Units redeemed	(89,200.08)	(8.19)	(5,074.61)	(191,458.09)	(56,373.11)	(38.00)	(1,593.55)	—	(47,172.15)	(39.61)	(4,565.55)	(283,498.18)
Ending balance	322,831.87	16.18	68,614.02	63,724.16	263,216.66	360.59	23,140.97	—	338,658.39	268.65	48,582.40	157,322.68

	Variable Insurance Product Funds Value Strategies				Wells Fargo Variable Trust Funds Discovery				Wells Fargo Variable Trust Funds Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	—	—	—	—	402,488.90	—	33,388.09	26,102.96	144,712.20	—	30,555.98	27,598.71
Units issued	3.67	214.16	—	—	58,483.41	—	2,624.23	297.72	18,388.94	—	4,001.33	798.46
Units transferred	384.97	61.32	—	—	(8,316.85)	—	(696.50)	21.47	(5,133.00)	—	(5,927.07)	1,332.01
Units redeemed	(6.99)	(3.06)	—	—	(74,635.52)	—	(7,423.85)	(24,982.29)	(22,851.89)	—	(2,490.85)	(3,922.40)
Ending balance	381.65	272.42	—	—	378,019.94	—	27,891.97	1,439.86	135,116.25	—	26,139.39	25,806.78

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2010, 2009, 2008, 2007, and 2006 are shown below. Information for the years 2010, 2009, 2008, 2007, and 2006 reflect the adoption of AICPA Statement of Position 03-5 “Financial Highlights of Separate Accounts.” Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,011,579	0.00%	100,314.47	—	1,742.10	25,837.23	9.46	—	10.36	1.71	0.90%	0.32%	22.70%	—	23.78%	23.91%
Global Health Care Fund	2,177,025	0.00%	191,985.22	—	8,645.34	7,175.18	10.73	—	11.74	2.24	0.90%	0.32%	4.38%	—	5.29%	4.67%
Technology Fund	1,600,693	0.00%	297,876.13	—	7,049.84	8,660.52	5.19	—	5.69	1.55	0.90%	0.32%	20.14%	—	21.32%	21.09%
Alger American Fund
Growth Portfolio	15,056,232	0.74%	644,501.24	2,150.70	49,539.14	10,266.03	21.47	16.91	10.80	62.61	0.90%	0.32%	12.35%	13.41%	13.45%	13.03%
Capital Appreciation Portfolio	1,812,722	0.39%	119,205.24	736.48	14,342.26	14,263.16	12.78	17.76	13.99	5.24	0.90%	0.32%	13.00%	14.07%	14.02%	13.67%
SmallCap Growth Portfolio	8,048,119	0.00%	472,313.71	48.85	669.88	4,303.62	16.46	19.08	15.19	61.03	0.90%	0.32%	24.13%	25.28%	25.33%	24.91%
Alliance Bernstein
Value	6,576	1.71%	273.85	201.64	—	—	13.72	13.98	—	—	0.90%	0.32%	10.82%	11.84%	—	—
Small/Mid Cap Growth	856,830	0.40%	40,321.18	528.19	3,634.43	—	19.23	19.59	19.59	—	0.90%	0.32%	25.77%	26.88%	26.88%	—
International Value	2,856,325	3.27%	179,636.23	1,509.36	15,230.59	—	14.52	14.80	14.80	—	0.90%	0.32%	3.64%	4.59%	4.59%	—
International Growth	571,357	2.00%	22,581.73	8,168.62	3,580.15	—	16.54	16.85	16.85	—	0.90%	0.32%	11.91%	12.94%	12.94%	—
American Century Variable Portfolios
Income & Growth Portfolio	3,180,709	1.52%	226,401.46	—	27,024.35	8,735.35	12.13	—	13.43	8.02	0.90%	0.32%	13.05%	—	14.10%	13.76%
Inflation Protection Portfolio	2,189,913	1.83%	143,074.44	372.39	15,723.94	67,241.09	13.09	12.23	13.89	1.40	0.90%	0.32%	4.47%	5.16%	5.31%	5.26%
International Portfolio	5,078,621	2.27%	306,742.41	2,018.86	27,875.54	—	15.00	16.02	15.93	—	0.90%	0.32%	12.28%	13.30%	13.30%	—
Ultra Portfolio	103,400	0.51%	6,832.20	—	2,283.86	—	11.17	—	11.86	—	0.90%	0.32%	15.04%	—	16.05%	—
Value Portfolio	7,031,847	2.20%	337,546.17	443.25	20,831.98	22,990.02	18.76	13.74	18.83	12.98	0.90%	0.32%	12.40%	13.37%	13.37%	13.07%
Vista Portfolio	961,617	0.00%	64,366.96	—	8,044.83	—	13.19	—	14.00	—	0.90%	0.32%	22.81%	—	23.89%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	634,365	2.29%	44,100.16	—	5,445.33	—	12.72	—	13.50	—	0.90%	0.32%	14.29%	—	15.29%	—
Opportunistic Small Cap Portfolio (a)	97,745	0.77%	9,371.16	—	—	—	10.43	—	—	—	0.90%	0.32%	30.05%	—	—	—
Quality Bond Portfolio	348,383	3.88%	24,318.77	—	2,190.02	—	13.08	—	13.88	—	0.90%	0.32%	7.48%	—	8.35%	—
Socially Responsible Growth Fund	333,715	0.84%	34,135.31	—	1,068.52	13,637.14	8.27	—	9.05	3.04	0.90%	0.32%	13.76%	—	14.70%	14.29%
DWS Variable Series II
Dreman Strategic Value	201,665	1.63%	19,962.47	—	166.54	—	10.01	—	10.63	—	0.90%	0.32%	11.10%	—	12.13%	—
Dreman Small Cap Value Portfolio	3,202,502	0.91%	174,210.38	823.52	15,213.11	—	16.75	17.25	17.78	—	0.90%	0.32%	21.55%	22.69%	22.62%	—

(a) During 2010, Dreyfus VIF - Developing Leaders Portfolio changed its name to Opportunistic Small Cap Portfolio

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

DWS VIT Funds
Equity 500 Index Fund	939,882	1.87%	—	—	—	62,303.57	—	—	—	15.01	0.90%	0.32%	—	—	—	14.32%
Small Cap Index Fund	563,861	0.90%	2,277.85	30.44	7,736.52	19,819.58	16.63	16.94	16.94	19.81	0.90%	0.32%	25.32%	26.42%	26.42%	26.02%
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	1,981,349	1.86%	106,801.70	576.19	23,196.65	—	15.01	15.67	15.93	—	0.90%	0.32%	7.44%	8.37%	8.37%	—
Mutual Shares Securities Fund	877,621	1.63%	62,557.37	501.09	6,943.18	—	12.45	14.29	13.21	—	0.90%	0.32%	10.18%	11.12%	11.20%	—
Global Real Estate Fund	1,028,494	2.80%	83,269.47	—	5,059.22	—	11.60	—	12.32	—	0.90%	0.32%	19.83%	—	21.02%	—
Mutual Global Discovery Securities Fund	92,669	1.60%	6,486.25	104.28	162.01	—	13.71	13.97	13.97	—	0.90%	0.32%	11.19%	12.21%	—	—
Small Midcap Growth Fund	272,275	0.00%	18,773.50	74.59	676.38	—	13.90	18.39	14.76	—	0.90%	0.32%	26.48%	27.62%	27.68%	—
Small Cap Value Securities Fund	635,187	0.73%	31,550.02	278.49	8,036.89	—	15.73	17.52	16.69	—	0.90%	0.32%	27.16%	28.16%	28.19%	—
US Government	3,320,129	3.34%	274,216.91	1,722.46	27,054.94	—	10.94	11.14	11.14	—	0.90%	0.32%	4.59%	5.49%	5.49%	—
JP Morgan Series Trust II
International Equity Portfolio	4,226,309	0.48%	207,519.95	—	18,189.30	84,429.92	13.00	—	13.56	15.10	0.90%	0.32%	6.12%	—	7.19%	6.86%
Small Cap Core	1,108,302	0.00%	51,766.28	—	13,878.57	265.57	17.04	—	15.88	21.65	0.90%	0.32%	25.94%	—	27.14%	26.76%
Morgan Stanley Universal Institutional Funds
Core Plus Fixed Income Portfolio	2,195,861	5.86%	—	—	—	1,311,927.41	—	—	—	1.67	0.90%	0.32%	—	—	—	7.05%
Emerging Markets Equity Portfolio	625,287	0.64%	—	—	—	217,266.70	—	—	—	2.87	0.90%	0.32%	—	—	—	18.60%
US Real Estate Portfolio	101,859	2.54%	—	—	—	31,422.72	—	—	—	3.23	0.90%	0.32%	—	—	—	29.72%
Neuberger Berman Advisors Management Trust
Small Cap Growth Portfolio	609,740	0.00%	48,727.15	—	11,164.65	—	10.07	—	10.69	—	0.90%	0.32%	18.61%	—	19.71%	—
Short Duration Bond Portfolio	3,843,357	5.20%	315,425.83	2,448.22	34,142.48	—	10.84	12.30	11.51	—	0.90%	0.32%	4.33%	5.31%	5.31%	—
Mid Cap Growth Portfolio	347,056	0.00%	20,226.21	230.83	145.56	—	16.84	16.91	17.87	—	0.90%	0.32%	27.96%	29.18%	29.03%	—
Partners Portfolio	2,538,155	0.68%	140,478.99	348.66	25,447.24	3,506.03	14.62	18.74	14.88	28.07	0.90%	0.32%	14.58%	15.68%	15.71%	15.32%
Socially Responsive Portfolio	2,050	0.02%	109.40	20.02	—	—	15.80	16.09	—	—	0.90%	0.32%	21.82%	22.82%	-100.00%	—
Oppenheimer Variable Products
Balanced / VA	20,294	0.39%	1,495.09	3.17	—	—	13.54	13.80	—	—	0.90%	0.32%	11.62%	12.65%	—	—
Main Street Small Cap	9,500	0.37%	535.93	—	—	—	17.73	—	—	—	0.90%	0.32%	22.02%	—	—	—
Global Strategic Income / VA (a)	84,574	2.76%	5,617.68	152.19	243.75	—	14.05	14.31	14.31	—	0.90%	0.32%	13.77%	—	—	—
Sentinel Variable Products Trust
Balanced Fund	3,892,341	1.59%	161,338.44	567.15	26,838.78	1,665.72	21.02	13.83	16.79	25.79	0.90%	0.32%	11.22%	12.26%	12.23%	11.84%
Bond Fund	6,370,144	3.77%	272,779.37	869.08	34,910.62	1,402.42	20.61	12.24	20.30	20.19	0.90%	0.32%	6.35%	7.27%	7.29%	7.00%
Common Stock Fund	28,475,020	1.32%	1,061,252.13	2,825.01	60,508.50	88,136.31	24.45	14.96	17.23	16.35	0.90%	0.32%	14.79%	15.79%	15.79%	15.47%
Mid Cap Fund (b)	8,193,663	0.05%	330,894.93	45.35	45,198.50	19,083.97	21.74	16.50	15.52	15.60	0.90%	0.32%	22.41%	23.50%	23.57%	23.13%
Money Market Fund	9,815,654	0.00%	503,148.88	5,147.37	161,194.92	396,161.47	13.84	10.01	14.16	1.31	0.90%	0.32%	-0.86%	—	—	-0.76%
Small Company Fund	16,822,203	0.05%	345,651.61	2,531.11	37,395.17	3,944.71	44.71	16.40	32.92	24.14	0.90%	0.32%	22.63%	23.77%	23.76%	23.35%

(a) During 2010, The Oppenheimer Strategic Bond / VA was renamed Oppenheimer Global Strategic Income Fund / VA

(b) During 2010, Sentinel Variable Product Trust Mid Cap Growth was renamed Sentinel Variable Product Trust Mid Cap.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2010	For the Year Ended December 31, 2010	At December 31, 2010								For the Year Ended December 31, 2010		For the Year Ended December 31, 2010
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,415,475	0.00%	91,912.39	547.49	18,817.79	—	12.57	16.82	13.34	—	0.90%	0.32%	15.00%	16.00%	16.00%	—
Equity Income Portfolio	5,696,797	1.64%	407,409.31	2,717.92	46,839.53	—	12.38	14.50	13.14	—	0.90%	0.32%	13.79%	14.72%	14.76%	—
Health Sciences Portfolio	835,675	0.00%	50,702.32	282.99	3,532.29	—	15.26	16.49	16.20	—	0.90%	0.32%	14.31%	15.31%	15.30%	—
Personal Strategies Portfolio	90,868	2.36%	5,970.05	—	—	—	15.22	—	—	—	0.90%	0.32%	12.66%	—	—	—
Van Eck VIP Trust (a)
Emerging Markets (b)	2,158,639	0.56%	68,122.85	771.13	8,265.42	—	27.91	28.44	28.44	—	0.90%	0.32%	25.66%	26.85%	26.85%	—
VIP Global Bond (c)	212,296	1.22%	13,095.84	169.80	4,693.83	—	11.76	11.98	11.98	—	0.90%	0.32%	5.28%	6.21%	—	—
VIP Global Hard Assets (d)	270,976	0.24%	13,146.72	218.62	259.38	—	19.88	20.25	20.25	—	0.90%	0.32%	28.09%	29.23%	29.23%	—
Variable Insurance Product Funds
Contrafund Portfolio	12,764,653	1.23%	423,876.86	2,484.84	53,281.40	—	27.27	16.16	21.83	—	0.90%	0.32%	16.14%	17.19%	17.18%	—
Equity Income Portfolio	10,128,179	1.82%	219,652.39	143.65	33,757.49	—	44.06	15.26	13.29	—	0.90%	0.32%	14.12%	15.17%	15.16%	—
Growth Portfolio	13,658,770	0.27%	283,069.26	166.42	78,302.77	—	44.35	15.89	14.07	—	0.90%	0.32%	23.06%	24.14%	24.18%	—
High Income Portfolio	5,120,716	7.63%	126,879.61	425.31	24,815.52	—	37.58	16.86	13.90	—	0.90%	0.32%	12.79%	13.84%	13.75%	—
Index 500 Portfolio	37,447,052	1.95%	940,358.73	18,128.31	412,404.87	—	33.49	14.72	13.78	—	0.90%	0.32%	13.99%	15.00%	15.03%	—
Investment Grade Bond Portfolio	6,442,336	3.52%	303,761.09	602.36	71,107.18	72,604.32	16.45	12.91	18.01	2.15	0.90%	0.32%	6.82%	7.76%	7.84%	7.50%
Mid Cap Portfolio	4,943,207	0.35%	231,956.70	1,107.19	17,504.02	—	19.65	18.86	20.86	—	0.90%	0.32%	27.68%	28.83%	28.84%	—
Overseas Portfolio	10,217,825	1.40%	318,327.31	1,872.78	34,883.58	152,410.48	29.25	15.28	13.61	2.63	0.90%	0.32%	12.07%	13.10%	13.04%	12.88%
Value Strategies	102,678	0.70%	4,333.68	594.34	—	—	20.79	21.18	—	—	0.90%	0.32%	25.54%	26.60%	—	—
Wells Fargo Variable Trust Funds
Discovery	6,825,421	0.00%	337,294.40	—	25,620.10	1,738.00	18.49	—	21.14	28.03	0.90%	0.32%	34.38%	—	35.51%	35.08%
Opportunity	4,440,569	0.74%	122,978.54	—	25,341.83	24,711.69	21.72	—	22.32	48.50	0.90%	0.32%	22.64%	—	23.73%	23.38%

(a) During 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust

(b) During 2010, Van Eck Worldwide Emerging Market changed its name to Van Eck Emerging Markets

(c) During 2010, Van Eck Worldwide Bond changed its name to Van Eck VIP Global Bond

(d) During 2010, Van Eck Worldwide Hard Assets changed its name to Van Eck VIP Global Hard Assets

*                 These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**          These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***   These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	922,078	0.00%	112,658.44	—	1,843.63	27,379.69	7.71	—	8.37	1.38	0.90%	0.32%	41.21%	—	42.59%	42.27%
Global Health Care Fund	2,449,274	0.35%	226,172.21	—	10,039.00	5,825.84	10.28	—	11.15	2.14	0.90%	0.32%	26.60%	—	27.72%	27.38%
Technology Fund	1,448,602	0.00%	323,812.67	—	8,209.01	8,704.71	4.32	—	4.69	1.28	0.90%	0.32%	55.96%	—	57.38%	56.10%
Alger American Fund
Growth Portfolio	14,386,129	0.65%	695,878.66	760.46	49,722.46	10,870.44	19.11	14.91	9.52	55.39	0.90%	0.32%	46.21%	—	47.60%	47.08%
Capital Appreciation Portfolio	1,760,057	0.00%	131,375.21	210.29	17,518.94	12,039.06	11.31	15.57	12.27	4.61	0.90%	0.32%	49.80%	—	51.11%	50.65%
SmallCap Growth Portfolio	7,421,174	0.00%	539,265.40	9.12	3,723.06	4,661.20	13.26	15.23	12.12	48.86	0.90%	0.32%	44.29%	—	45.50%	45.03%
Alliance Bernstein
Value	2,905	1.30%	160.94	72.97	—	—	12.38	12.50	—	—	0.90%	0.32%	20.08%	—	—	—
Small/Mid Cap Growth	664,587	1.17%	42,103.86	136.41	1,220.21	—	15.29	15.44	15.44	—	0.90%	0.32%	41.57%	—	42.83%	—
International Growth	2,556,600	4.63%	22,975.39	99.90	3,382.47	—	14.78	14.92	14.92	—	0.90%	0.32%	40.76%	—	42.10%	—
International Value	391,519	1.36%	169,758.95	580.93	12,033.13	—	14.01	14.15	14.15	—	0.90%	0.32%	31.18%	—	32.37%	—
American Century Variable Portfolios
Income & Growth Portfolio	3,065,526	4.64%	244,396.86	—	30,914.90	11,338.07	10.73	—	11.77	7.05	0.90%	0.32%	17.14%	—	18.17%	17.70%
Inflation Protection Portfolio	2,008,124	1.93%	136,422.50	65.47	16,014.92	64,399.21	12.53	11.63	13.19	1.33	0.90%	0.32%	9.43%	—	10.47%	9.92%
International Portfolio	4,664,222	1.98%	319,218.08	376.11	27,979.39	—	13.36	14.14	14.06	—	0.90%	0.32%	32.54%	—	33.78%	—
Ultra Portfolio	99,816	0.26%	7,228.58	—	2,900.86	—	9.71	—	10.22	—	0.90%	0.32%	33.38%	—	34.47%	—
Value Portfolio	6,791,314	5.76%	368,432.77	142.94	22,568.87	22,989.62	16.69	12.12	16.61	11.48	0.90%	0.32%	18.79%	—	19.93%	19.46%
Vista Portfolio	816,927	0.00%	67,516.09	—	8,106.91	—	10.74	—	11.30	—	0.90%	0.32%	21.36%	—	22.43%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	615,131	2.49%	49,623.56	—	5,376.13	—	11.13	—	11.71	—	0.90%	0.32%	21.51%	—	22.62%	—
Developing Leaders Portfolio	82,743	1.35%	10,311.22	—	—	—	8.02	—	—	—	0.90%	0.32%	24.92%	—	—	—
Quality Bond Portfolio	348,750	4.25%	28,191.71	—	433.59	—	12.17	—	12.81	—	0.90%	0.32%	13.95%	—	14.99%	—
Socially Responsible Growth Fund	323,116	0.93%	38,037.39	—	1,103.11	14,219.79	7.27	—	7.89	2.66	0.90%	0.32%	32.66%	—	33.73%	33.67%
DWS Variable Series II
Dreman Strategic Value (a)	196,398	3.96%	21,604.56	—	182.72	—	9.01	—	9.48	—	0.90%	0.32%	23.76%	—	24.90%	—
Dreman Small Cap Value Portfolio	2,926,441	1.55%	195,256.18	206.97	16,106.80	—	13.78	14.06	14.50	—	0.90%	0.32%	28.19%	—	29.35%	—

(a) During 2009, the DWS Dreman High Return Equity Fund was renamed DWS Strategic Value Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

DWS VIT Funds
Equity 500 Index Fund	813,862	2.79%	—	—	—	61,767.21	—	—	—	13.13	0.90%	0.32%	—	—	—	25.89%
Small Cap Index Fund	436,372	1.76%	2,073.77	12.35	5,541.11	21,201.46	13.27	13.40	13.40	15.72	0.90%	0.32%	—	—	—	26.16%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,965,896	3.16%	117,754.68	74.32	21,778.66	—	13.97	14.46	14.70	—	0.90%	0.32%	35.89%	—	37.13%	—
Mutual Shares Securities Fund	863,226	1.91%	65,632.03	10.41	10,244.87	—	11.30	12.86	11.88	—	0.90%	0.32%	25.00%	—	25.98%	—
Global Real Estate Fund	935,901	12.59%	90,095.46	—	6,282.12	—	9.68	—	10.18	—	0.90%	0.32%	18.05%	—	19.06%	—
Mutual Global Discovery Securities Fund	55,029	1.26%	4,456.18	7.69	—	—	12.33	12.45	—	—	0.90%	0.32%	—	—	—	—
Small Midcap Growth Fund	207,574	0.00%	18,100.23	12.59	735.62	—	10.99	14.41	11.56	—	0.90%	0.32%	42.36%	—	43.60%	—
Small Cap Value Securities Fund	548,048	1.63%	35,616.93	63.14	8,175.59	—	12.37	13.67	13.02	—	0.90%	0.32%	27.92%	—	29.17%	—
US Government	3,058,017	3.68%	266,863.92	156.63	25,207.39	—	10.46	10.56	10.56	—	0.90%	0.32%	2.45%	—	3.33%	—
JP Morgan Series Trust II
International Equity Portfolio (b)	3,956,954	2.04%	207,041.23	—	21,369.95	81,173.86	12.25	—	12.65	14.13	0.90%	0.32%	—	—	—	—
International Opportunities Fund (b)	—	21.24%	—	—	—	—	—	—	—	—	0.90%	0.32%	-100.00%	—	-100.00%	-100.00%
Small Cap Core (b)	1,037,568	0.31%	61,311.88	—	16,309.28	267.69	13.53	—	12.49	17.08	0.90%	0.32%	—	—	—	—
Small Company (b)	—	2.56%	—	—	—	—	—	—	—	—	0.90%	0.32%	-100.00%	—	-100.00%	-100.00%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,081,416	7.81%	—	—	—	1,330,001.57	—	—	—	1.56	0.90%	0.32%	—	—	—	9.09%
Emerging Markets Equity Portfolio	604,824	0.00%	—	—	—	249,528.55	—	—	—	2.42	0.90%	0.32%	—	—	—	69.23%
High Yield Portfolio	—	0.02%	—	—	—	—	—	—	—	—	0.90%	0.32%	—	—	—	-100.00%
US Real Estate Portfolio	111,456	3.15%	—	—	—	44,565.37	—	—	—	2.49	0.90%	0.32%	—	—	—	27.69%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	545,217	0.00%	52,716.80	—	10,927.82	—	8.49	—	8.93	—	0.90%	0.32%	21.63%	—	22.66%	—
Short Duration Bond Portfolio	3,472,105	8.12%	298,146.62	1,098.29	33,023.45	—	10.39	11.68	10.93	—	0.90%	0.32%	12.32%	—	13.26%	—
Mid Cap Growth Portfolio	320,855	0.00%	24,006.58	85.51	275.81	—	13.16	13.09	13.85	—	0.90%	0.32%	30.43%	—	31.65%	—
Partners Portfolio	2,355,356	2.55%	147,109.23	41.15	30,476.27	3,526.15	12.76	16.20	12.86	24.34	0.90%	0.32%	54.67%	—	56.07%	55.53%
Socially Responsive Portfolio	5,763	3.29%	134.28	10.43	296.50	—	12.97	13.10	13.10	—	0.90%	0.32%	—	—	—	—
Oppenheimer Variable Products
Balanced / VA	2,001	0.00%	164.88	0.11	—	—	12.13	12.25	—	—	0.90%	0.32%	20.58%	—	—	—
Main Street Small Cap	6,352	0.00%	437.05	—	—	—	14.53	—	—	—	0.90%	0.32%	—	—	—	—
Strategic Bond / VA	10,751	0.27%	870.61	—	—	—	12.35	—	—	—	0.90%	0.32%	—	—	—	—
Sentinel Variable Products Trust
Balanced Fund	3,704,312	2.66%	159,280.75	92.69	42,040.13	2,744.44	18.90	12.32	14.96	23.06	0.90%	0.32%	20.38%	—	21.43%	21.05%
Bond Fund	5,692,320	5.05%	259,513.25	336.84	34,789.61	94.51	19.38	11.41	18.92	18.87	0.90%	0.32%	10.11%	—	11.10%	10.74%
Common Stock Fund	27,096,258	1.48%	1,166,029.91	1,134.91	69,409.76	85,319.20	21.30	12.92	14.88	14.16	0.90%	0.32%	26.63%	—	27.73%	27.34%
Mid Cap Growth Fund	7,131,686	0.13%	353,022.83	13.90	51,224.71	17,258.82	17.76	13.36	12.56	12.67	0.90%	0.32%	29.45%	—	30.56%	30.22%
Money Market Fund	9,415,480	0.00%	488,510.48	2,834.24	158,570.89	244,502.43	13.96	10.01	14.16	1.32	0.90%	0.32%	-0.92%	—	—	—
Small Company Fund	14,914,066	0.42%	370,148.75	751.14	50,054.07	3,991.91	36.46	13.25	26.60	19.57	0.90%	0.32%	26.03%	—	27.15%	26.75%

(b) During 2009, JP Morgan Series Trust II liquidated International Opportunities and Small Company and started International Equity and Small Cap Core Portfolios.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2009	For the Year Ended December 31, 2009	At December 31, 2009								For the Year Ended December 31, 2009		For the Year Ended December 31, 2009
			Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,352,113	0.00%	101,715.86	474.96	20,278.45	—	10.93	14.50	11.50	—	0.90%	0.32%	40.49%	—	41.80%	—
Equity Income Portfolio	5,266,059	1.70%	435,584.59	1,160.41	44,631.41	—	10.88	12.64	11.45	—	0.90%	0.32%	24.06%	—	25.27%	—
Health Sciences Portfolio	848,103	0.00%	55,569.58	128.47	7,413.05	—	13.35	14.30	14.05	—	0.90%	0.32%	30.12%	—	31.31%	—
Personal Strategies Portfolio	68,468	1.76%	5,069.50	—	—	—	13.51	—	—	—	0.90%	0.32%	—	—	—	—
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	1,788,735	0.20%	74,655.33	187.46	5,652.91	—	22.21	22.42	22.42	—	0.90%	0.32%	111.32%	—	113.12%	—
IT Worldwide Bond	40,683	0.48%	3,593.14	47.23	—	—	11.17	11.28	—	—	0.90%	0.32%	—	—	—	—
IT Worldwide Real Estate	—	0.00%	—	—	—	—	—	—	—	—	0.90%	0.32%	—	—	—	—
IT Worldwide Hard Assets	103,751	0.01%	6,240.30	108.30	333.10	—	15.52	15.67	15.67	—	0.90%	0.32%	—	—	—	—
Variable Insurance Product Funds
Contrafund Portfolio	11,939,760	1.37%	456,770.88	1,274.14	64,324.18	—	23.48	13.79	18.63	—	0.90%	0.32%	34.48%	—	35.69%	—
Equity Income Portfolio	9,549,889	2.25%	238,113.14	26.68	30,937.68	—	38.61	13.25	11.54	—	0.90%	0.32%	29.04%	—	30.25%	—
Growth Portfolio	12,102,653	0.45%	309,064.82	47.94	85,065.54	—	36.04	12.80	11.33	—	0.90%	0.32%	27.17%	—	28.31%	—
High Income Portfolio	5,454,951	7.97%	146,696.87	14,275.12	29,160.11	—	33.32	14.81	12.22	—	0.90%	0.32%	42.70%	—	43.93%	—
Index 500 Portfolio	34,762,035	2.50%	985,896.68	3,009.19	480,436.22	—	29.38	12.80	11.98	—	0.90%	0.32%	25.45%	—	26.64%	—
Investment Grade Bond Portfolio	6,245,078	8.93%	322,831.87	16.18	68,614.02	63,724.16	15.40	11.98	16.70	2.00	0.90%	0.32%	14.75%	—	15.73%	14.94%
Mid Cap Portfolio	4,430,000	0.68%	263,216.66	360.59	23,140.97	—	15.39	14.64	16.19	—	0.90%	0.32%	38.90%	—	40.05%	—
Overseas Portfolio	9,793,331	2.13%	338,658.39	268.65	48,582.40	157,322.68	26.10	13.51	12.04	2.33	0.90%	0.32%	25.42%	—	26.60%	25.95%
Value Strategies	10,878	1.70%	381.65	272.42	—	—	16.56	16.73	—	—	0.90%	0.32%	—	—	—	—
Wells Fargo Variable Trust Funds
Discovery	5,666,728	0.00%	378,019.94	—	27,891.97	1,439.86	13.76	—	15.60	20.75	0.90%	0.32%	38.99%	—	40.29%	39.92%
Opportunity	3,881,881	0.00%	135,116.25	—	26,139.39	25,806.78	17.71	—	18.04	39.31	0.90%	0.32%	46.48%	—	47.75%	47.23%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.
These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	787,976	0.00%	137,695.05	2,388.34	22,409.45	5.46	5..87	0.97	0.90%	0.32%	-48.54%	-48.10%	-48.40%
Global Health Care Fund	2,036,172	0.00%	232,191.79	16,035.38	5,908.26	8.12	8.73	1.68	0.90%	0.32%	-29.27%	-28.68%	-28.81%
Technology Fund	978,696	0.00%	341,216.05	6,160.31	18,800.90	2.77	2.98	0.82	0.90%	0.32%	-45.04%	-44.51%	-44.59%
Alger American Fund
Growth Portfolio	11,095,683	0.22%	758,862.64	50,433.40	22,674.62	13.07	6.45	37.66	0.90%	0.32%	-46.61%	-46.16%	-46.32%
Capital Appreciation Portfolio (a)	1,485,115	0.00%	148,845.53	11,205.61	87,949.63	7.55	8.12	3.06	0.90%	0.32%	-45.64%	-45.14%	-45.36%
SmallCap Growth Portfolio (b)	5,970,435	0.00%	603,125.33	4,544.09	11,525.60	9.19	8.33	33.69	0.90%	0.32%	-47.09%	-46.60%	-46.77%
Alliance Bernstein
Value	406	0.00%	39.34	—	—	10.31	—	—	0.90%	0.32%	4.43%	—	—
Small/Mid Cap Growth	613,866	0.00%	55,481.62	1,371.01	—	10.80	10.81	—	0.90%	0.32%	10.55%	10.63%	—
International Growth	2,200,794	0.00%	197,281.70	12,401.74	—	10.50	10.50	—	0.90%	0.32%	9.31%	9.29%	—
International Value	245,119	0.00%	20,208.77	2,733.64	—	10.68	10.69	—	0.90%	0.32%	12.61%	12.72%	—
American Century Variable
Portfolios
Income & Growth Portfolio	2,744,259	2.14%	246,095.06	33,721.19	25,486.97	9.16	9.96	5.99	0.90%	0.32%	-35.22%	-34.60%	-34.82%
Inflation Protection Portfolio	1,538,524	5.60%	112,728.70	13,962.63	66,767.41	11.45	11.94	1.21	0.90%	0.32%	-2.14%	-1.24%	-2.42%
International Portfolio	3,778,708	0.78%	347,191.27	26,566.24	—	10.08	10.51	—	0.90%	0.32%	-45.31%	-44.83%	—
Ultra Portfolio	76,783	0.00%	7,067.52	3,330.39	—	7.28	7.60	—	0.90%	0.32%	-42.04%	-41.45%	—
Value Portfolio	6,667,047	2.62%	383,204.83	33,228.61	85,422.06	14.05	13.85	9.61	0.90%	0.32%	-27.43%	-26.80%	-26.98%
Vista Portfolio	632,201	0.00%	63,404.96	7,696.42	—	8.85	9.23	—	0.90%	0.32%	-49.08%	-48.61%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	539,831	2.06%	54,010.24	4,714.79	—	9.16	9.55	—	0.90%	0.32%	-30.18%	-29.57%	—
Developing Leaders Portfolio	46,132	0.85%	7,181.12	—	—	6.42	—	—	0.90%	0.32%	-38.21%	—	—
Quality Bond Portfolio	207,023	4.71%	18,632.44	712.21	—	10.68	11.14	—	0.90%	0.32%	-5.07%	-4.21%	—
Socially Responsible Growth Fund	251,959	0.81%	40,381.64	1,145.15	11,901.39	5.48	5.90	1.99	0.90%	0.32%	-35.07%	-34.37%	-34.75%
DWS Variable Series II
Dreman High Return Equity Portfolio	169,248	3.03%	23,092.06	159.67	—	7.28	7.59	—	0.90%	0.32%	-46.63%	—	—
Dreman Small Cap Value Portfolio	2,313,666	1.35%	200,264.29	14,298.04	—	10.75	11.21	—	0.90%	0.32%	-34.29%	-33.71%	—

(a)  Formerly the Alger American Leveraged AllCap Portfolio.

(b)  Formerly the Alger American Small Capitalization Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

DWS VIT Funds
Equity 500 Index Fund	1,003,611	2.49%	—	—	96,024.61	—	—	10.43	0.90%	0.32%	—	—	-45.02%
Small Cap Index Fund	279,084	1.71%	—	—	22,357.17	—	—	12.46	0.90%	0.32%	—	—	-25.17%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,494,852	2.79%	125,004.62	19,518.17	—	10.28	10.72	—	0.90%	0.32%	-40.92%	-40.41%	—
Mutual Shares Securities Fund	723,622	3.31%	71,036.82	8,625.20	—	9.04	9.43	—	0.90%	0.32%	-37.70%	-37.09%	—
Global Real Estate Fund	812,175	1.05%	89,691.83	8,967.97	—	8.20	8.55	—	0.90%	0.32%	-42.90%	-42.39%	—
Small Cap Fund	139,117	0.00%	17,051.06	924.70	—	7.72	8.05	—	0.90%	0.32%	-43.03%	-42.50%	—
Small Cap Value Securities Fund	403,101	1.18%	34,222.64	7,168.60	—	9.67	10.08	—	0.90%	0.32%	-33.59%	-33.02%	—
US Government	2,009,249	0.00%	178,872.42	17,931.88	—	10.21	10.22	—	0.90%	0.32%	1.65%	1.73%	—
JP Morgan Series Trust II
International Equity Portfolio	3,079,647	1.86%	219,815.05	21,948.21	81,724.15	9.16	9.38	10.51	0.90%	0.32%	-41.88%	-41.34%	-41.55%
Small Company Portfolio	985,420	0.20%	69,314.92	18,171.85	2,036.67	11.13	10.19	13.98	0.90%	0.32%	-32.63%	-31.98%	-32.20%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,259,462	4.58%	—	—	1,580,128.96	—	—	1.43	0.90%	0.32%	—	—	-10.06%
Emerging Markets Equity Portfolio	366,962	0.00%	—	—	256,582.16	—	—	1.43	0.90%	0.32%	—	—	-56.67%
High Yield Portfolio	46,200	10.14%	—	—	48,204.52	—	—	0.96	0.90%	0.32%	—	—	-22.58%
US Real Estate Portfolio	156,697	3.49%	—	—	80,336.01	—	—	1.95	0.90%	0.32%	—	—	-38.10%
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio (c)	429,822	0.00%	52,772.54	8,454.10	—	6.98	7.28	—	0.90%	0.32%	-39.98%	-39.43%	—
Lehman Brothers Short Duration Bond Portfolio (d)	2,690,799	0.00%	260,475.76	29,110.54	—	9.25	9.65	—	0.90%	0.32%	-14.19%	-13.38%	—
Mid Cap Growth Portfolio	269,290	0.56%	26,419.68	258.66	—	10.09	10.52	—	0.90%	0.32%	-43.88%	-43.38%	—
Partners Portfolio	1,653,849	5.17%	134,546.07	39,096.93	14,160.31	8.25	8.24	15.65	0.90%	0.32%	-52.80%	-52.40%	-52.53%
Oppenheimer Variable Products
Balanced / VA	402	0.00%	39.98	—	—	10.06	—	—	0.90%	0.32%	3.52%	—	—
Sentinel Variable Products Trust
Balanced Fund	3,342,689	2.90%	166,590.23	51,558.93	4,825.01	15.70	12.32	19.05	0.90%	0.32%	-24.63%	-23.95%	-24.19%
Bond Fund	5,390,618	3.58%	255,531.80	48,399.93	4,029.17	17.60	17.03	17.04	0.90%	0.32%	2.44%	3.40%	3.02%
Common Stock Fund	22,985,480	1.14%	1,269,372.53	68,105.72	75,182.97	16.82	11.65	11.12	0.90%	0.32%	-33.65%	-33.01%	-33.25%
Mid Cap Growth Fund	5,986,626	0.00%	362,991.96	58,433.44	45,592.42	13.72	9.62	9.73	0.90%	0.32%	-46.53%	-46.05%	-46.24%
Money Market Fund	8,955,335	1.82%	451,098.41	169,899.47	148,392.23	14.09	14.16	1.32	0.90%	0.32%	1.00%	1.94%	1.54%
Small Company Fund	13,650,255	0.25%	392,797.88	61,476.86	64,607.60	28.93	20.92	15.44	0.90%	0.32%	-32.89%	-32.30%	-32.52%

(c)  Formerly the Neuberger Berman Fasciano Portfolio.

(d)  Formerly the Neuberger Berman Limited Maturity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2008	For the Year Ended December 31, 2008	At December 31, 2008						For the Year Ended December 31, 2008		For the Year Ended December 31, 2008
			Units			Units Value			Expense Ratio**		Total Return***
		Investment
		Income
	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,008,443	0.04%	108,346.61	20,409.95	—	7.78	8.11	—	0.90%	0.32%	-43.17%	-42.69%	—
Equity Income Portfolio	3,989,982	2.64%	413,666.02	39,751.41	—	8.77	9.14	—	0.90%	0.32%	-36.82%	-36.26%	—
Health Sciences Portfolio	662,043	0.00%	55,184.70	8,969.32	—	10.26	10.70	—	0.90%	0.32%	-29.77%	-29.14%	—
Van Eck Worldwide Insurance Trust
IT Worldwide Emerging Markets	1,314,503	0.00%	116,790.74	8,271.22	—	10.51	10.52	—	0.90%	0.32%	10.25%	10.33%	—
Variable Insurance Product Funds
Contrafund Portfolio	9,415,322	1.08%	485,012.08	69,144.77	—	17.46	13.73	—	0.90%	0.32%	-43.02%	-42.50%	—
Equity Income Portfolio	8,012,660	2.42%	262,825.41	16,921.28	—	29.92	8.86	—	0.90%	0.32%	-43.16%	-42.65%	—
Growth Portfolio	9,769,916	0.87%	317,467.55	87,331.66	—	28.34	8.83	—	0.90%	0.32%	-47.64%	-47.19%	—
High Income Portfolio	3,689,610	8.08%	146,028.24	32,965.26	—	23.35	8.49	—	0.90%	0.32%	-25.66%	-24.93%	—
Index 500 Portfolio	30,847,091	2.32%	1,076,128.88	596,872.67	—	23.42	9.46	—	0.90%	0.32%	-37.55%	-37.02%	—
Investment Grade Bond Portfolio	6,039,464	4.41%	348,129.27	63,426.91	258,657.37	13.42	14.43	1.74	0.90%	0.32%	-4.14%	-3.28%	-3.33%
Mid Cap Portfolio	3,552,149	0.67%	297,823.31	21,760.50	—	11.08	11.56	—	0.90%	0.32%	-40.01%	-39.41%	—
Overseas Portfolio	8,774,398	2.51%	353,161.27	64,803.63	436,899.15	20.81	9.51	1.85	0.90%	0.32%	-44.31%	-43.83%	-43.94%
Wells Fargo Variable Trust Funds
Discovery	4,742,257	0.00%	402,488.90	33,388.09	26,102.96	9.90	11.12	14.83	0.90%	0.32%	-44.85%	-44.34%	-44.54%
Opportunity	2,861,143	2.02%	144,712.21	30,555.97	27,598.71	12.09	12.21	26.70	0.90%	0.32%	-40.65%	-40.09%	-40.28%

*

These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and separate, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product
EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2007	For the Year Ended December 31, 2007	At December 31, 2007						For the Year Ended December 31, 2007		For the Year Ended December 31, 2007
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,637,944	—	134,459.65	13,903.79	28,417.11	10.61	11.31	1.88	0.90%	0.22%	11.10%	12.20%	11.24%
Global Health Care Fund	2,957,254	—	235,357.14	16,574.36	21,938.22	11.48	12.24	2.36	0.90%	0.22%	10.81%	11.88%	10.80%
Technology Fund	1,747,859	—	333,193.72	5,413.85	27,787.51	5.04	5.37	1.48	0.90%	0.22%	6.78%	7.83%	7.25%
Alger American Fund
Growth Portfolio	15,975,209	0.34%	572,840.14	19,384.55	24,477.17	24.48	11.98	70.16	0.90%	0.22%	18.83%	19.92%	19.30%
Leveraged All Cap Portfolio	2,895,641	—	154,806.28	11,944.38	101,500.61	13.89	14.80	5.60	0.90%	0.22%	32.29%	33.45%	32.70%
Small Capitalization Portfolio	12,210,328	—	645,670.00	11,609.18	12,872.55	17.37	15.60	63.29	0.90%	0.22%	16.19%	17.21%	15.81%
American Century Variable Portfolios
Income & Growth Portfolio	4,765,808	1.80%	279,792.65	32,963.47	33,564.55	14.14	15.23	9.19	0.90%	0.22%	-0.91%	-0.07%	-0.97%
Inflation Protection Portfolio	2,768,409	4.56%	197,087.58	31,174.38	68,732.17	11.70	12.09	1.24	0.90%	0.22%	8.74%	9.71%	9.73%
International Portfolio	5,015,237	0.61%	256,146.20	15,422.46	—	18.43	19.05	—	0.90%	0.22%	17.02%	18.03%	—
Ultra Portfolio	118,976	—	5,566.22	3,779.45	—	12.56	12.98	—	0.90%	0.22%	19.96%	20.97%	—
Value Portfolio	11,778,021	1.55%	496,535.01	51,739.53	89,996.70	19.36	18.92	13.16	0.90%	0.22%	-6.02%	-5.12%	-5.73%
Vista Portfolio	3,293,255	—	179,552.89	9,584.30	—	17.38	17.96	—	0.90%	0.22%	38.49%	39.77%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	846,606	2.44%	58,753.13	5,581.69	—	13.12	13.56	—	0.90%	0.22%	6.15%	7.11%	—
Developing Leaders Portfolio	58,618	0.65%	5,643.40	—	—	10.39	—	—	0.90%	0.22%	-11.80%	—	—
Quality Bond Portfolio	184,415	4.64%	15,410.59	947.72	—	11.25	11.63	—	0.90%	0.22%	2.55%	3.56%	—
Socially Responsible Growth Fund	408,469	0.51%	41,710.33	1,632.37	13,726.50	8.44	8.99	3.05	0.90%	0.22%	6.84%	7.79%	6.64%
DWS Variable Series II
Dreman High Return Equity Portfolio (a)	433,098	1.00%	31,756.77	—	—	13.64	—	—	0.90%	0.22%	-3.06%	—	—
Dreman Small Cap Value Portfolio (a)	3,799,012	0.37%	215,498.60	16,197.39	—	16.36	16.91	—	0.90%	0.22%	1.74%	2.67%	—
DWS VIP Funds
Equity 500 Index Fund (a)	1,570,852	1.53%	—	—	82,791.55	—	—	18.97	0.90%	0.22%	—	—	19.08%
Small Cap Index Fund (a)	448,720	0.50%	—	—	26,955.09	—	—	16.65	0.90%	0.22%	—	—	-14.92%

(a)   Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2007	For the Year Ended December 31, 2007	At December 31, 2007						For the Year Ended December 31, 2007		For the Year Ended December 31, 2007
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	5,582,930	1.85%	287,468.80	32,229.25	—	17.40	17.99	—	0.90%	0.22%	14.40%	15.47%	—
Mutual Shares Securities Fund	1,289,364	1.40%	81,295.15	7,340.16	—	14.51	14.99	—	0.90%	0.22%	2.54%	3.45%	—
Global Real Estate Fund(b)	1,523,391	2.28%	95,840.62	9,890.45	—	14.36	14.84	—	0.90%	0.22%	-21.57%	-20.90%	—
Small Cap Fund	233,350	—	16,743.81	461.97	—	13.55	14.00	—	0.90%	0.22%	10.25%	11.20%	—
Small Cap Value Securities Fund	608,856	0.63%	35,254.56	6,342.83	—	14.56	15.05	—	0.90%	0.22%	-3.26%	-2.40%	—
JP Morgan Series Trust II
International Equity Portfolio	5,382,169	0.88%	230,154.19	20,901.28	79,068.99	15.76	15.99	17.98	0.90%	0.22%	8.39%	9.30%	8.77%
Small Company Portfolio	1,600,289	0.01%	79,122.57	16,422.13	2,297.22	16.52	14.98	20.62	0.90%	0.22%	-6.51%	-5.67%	-6.82%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,480,314	0.28%	—	—	1,555,888.38	—	—	1.59	0.90%	0.22%	—	—	4.61%
Emerging Markets Equity Portfolio	901,580	0.21%	—	—	272,906.67	—	—	3.30	0.90%	0.22%	—	—	40.43%
High Yield Portfolio	81,686	8.50%	—	—	65,691.89	—	—	1.24	0.90%	0.22%	—	—	3.33%
US Real Estate Portfolio	280,100	1.28%	—	—	88,990.29	—	—	3.15	0.90%	0.22%	—	—	-17.11%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	2,780,930	—	224,575.29	13,979.80	—	11.63	12.02	—	0.90%	0.22%	-0.43%	0.50%	—
Limited Maturity Portfolio	3,813,895	2.90%	321,489.59	31,140.29	—	10.78	11.14	—	0.90%	0.22%	3.75%	4.70%	—
Mid Cap Growth Portfolio	452,078	—	24,896.70	241.59	—	17.98	18.58	—	0.90%	0.22%	21.40%	22.56%	—
Partners Portfolio	3,751,000	0.62%	149,662.89	38,568.33	14,167.82	17.48	17.31	32.97	0.90%	0.22%	8.37%	9.35%	8.45%
Sentinel Variable Products Trust
Balanced Fund	4,790,129	2.31%	179,391.15	56,489.87	5,483.33	20.83	16.20	25.13	0.90%	0.22%	7.43%	8.43%	7.58%
Bond Fund	6,318,135	4.15%	323,743.15	41,694.10	4,278.05	17.18	16.47	16.54	0.90%	0.22%	6.11%	7.09%	6.71%
Common Stock Fund	38,805,442	1.14%	1,425,320.24	79,332.30	77,529.86	25.35	17.39	16.66	0.90%	0.22%	9.22%	10.20%	9.17%
Growth Index Fund(c)	—	—	—	—	—	—	—	—	0.90%	0.22%	—	—	5.86%
Mid Cap Growth Fund	12,316,907	—	400,337.76	65,796.36	48,069.16	25.66	17.83	18.10	0.90%	0.22%	20.92%	21.96%	20.99%
Money Market Fund	7,559,914	5.11%	428,440.91	101,700.42	131,350.86	13.95	13.89	1.30	0.90%	0.22%	3.87%	4.75%	4.00%
Small Company Fund	21,372,971	0.59%	413,004.49	66,179.59	66,507.93	43.11	30.90	22.88	0.90%	0.22%	7.61%	8.61%	7.37%

(b)         Formerly the Franklin Real Estate Fund.

(c)          During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2007	For the Year Ended December 31, 2007	At December 31, 2007						For the Year Ended December 31, 2007		For the Year Ended December 31, 2007
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP
T Rowe Price Equity Series
Blue Chip Growth Portfolio	5,050,930	0.08%	339,081.07	28,967.91	—	13.69	14.15	—	0.90%	0.22%	11.48%	12.57%	—
Equity Income Portfolio	976,452	1.51%	63,213.49	6,906.94	—	13.88	14.34	—	0.90%	0.22%	2.13%	3.02%	—
Health Sciences Portfolio	763,680	—	46,869.56	5,210.45	—	14.61	15.10	—	0.90%	0.22%	16.60%	17.69%	—
Variable Insurance Product Funds
Contrafund Portfolio	17,053,018	0.94%	501,572.34	70,571.10	—	30.64	23.88	—	0.90%	0.22%	16.55%	17.64%	—
Equity Income Portfolio	16,903,718	1.90%	314,940.24	21,057.09	—	52.64	15.45	—	0.90%	0.22%	0.61%	1.51%	—
Growth Portfolio	19,846,212	0.81%	339,281.67	88,473.81	—	54.13	16.72	—	0.90%	0.22%	25.83%	26.96%	—
High Income Portfolio	6,189,672	8.29%	180,383.31	46,320.13	—	31.41	11.31	—	0.90%	0.22%	1.88%	2.72%	—
Index 500 Portfolio	52,480,231	3.60%	1,157,662.87	603,464.74	—	37.50	15.02	—	0.90%	0.22%	4.49%	5.40%	—
Investment Grade Bond Portfolio	7,902,436	4.08%	447,410.16	71,749.44	315,261.90	14.00	14.92	1.80	0.90%	0.22%	3.40%	4.34%	4.05%
Mid Cap Portfolio	3,368,800	0.91%	171,246.32	10,819.22	—	18.47	19.08	—	0.90%	0.22%	14.58%	15.64%	—
Overseas Portfolio	18,867,291	3.31%	427,033.86	87,219.43	434,741.95	37.37	16.93	3.30	0.90%	0.22%	16.27%	17.33%	17.44%
Wells Fargo Variable Trust Funds
Discovery	9,506,076	—	433,346.01	40,921.34	34,098.56	17.95	19.98	26.74	0.90%	0.22%	21.28%	22.35%	21.16%
Opportunity	5,338,648	0.56%	166,358.28	29,570.05	30,137.08	20.37	20.38	44.71	0.90%	0.22%	5.71%	6.65%	5.77%

*                 These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**          These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***   These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2006	For the Year Ended December 31, 2006	At December 31, 2006						For the Year Ended December 31, 2006		For the Year Ended December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

AIM Variable Insurance Funds
Dynamics Fund	1,642,070	—	146,960.78	19,372.68	25,871.93	9.55	10.08	1.69	0.90%	0.22%	15.06%	16.13%	16.55%
Global Health Care Fund	2,750,410	—	242,414.16	16,861.25	25,763.61	10.36	10.94	2.13	0.90%	0.22%	4.33%	5.19%	5.45%
Technology Fund	1,688,170	—	337,298.27	5,240.53	51,317.04	4.72	4.98	1.38	0.90%	0.22%	9.51%	10.42%	10.40%
Alger American Fund
Growth Portfolio	14,504,469	0.13%	626,615.23	20,570.35	23,671.37	20.60	9.99	58.81	0.90%	0.22%	4.25%	5.16%	5.06%
Leveraged All Cap Portfolio	1,805,763	—	136,089.44	7,062.04	70,907.42	10.50	11.09	4.22	0.90%	0.22%	18.24%	19.38%	19.21%
Small Capitalization Portfolio	11,227,008	—	694,956.09	15,508.82	11,564.16	14.95	13.31	54.65	0.90%	0.22%	18.93%	20.02%	20.72%
American Century Variable
Portfolios
Income & Growth Portfolio	4,863,809	1.98%	272,398.45	38,155.66	42,467.27	14.27	15.24	9.28	0.90%	0.22%	16.02%	17.05%	17.47%
Inflation Protection Portfolio	1,976,214	3.49%	162,617.08	13,288.97	69,977.16	10.76	11.02	1.13	0.90%	0.22%	0.94%	1.85%	0.89%
International Portfolio	3,730,169	1.34%	225,619.35	10,883.61	—	15.75	16.14	—	0.90%	0.22%	23.92%	25.02%	—
Ultra Portfolio	83,687	—	4,781.78	3,132.95	—	10.47	10.73	—	0.90%	0.22%	-4.21%	-3.25%	—
Value Portfolio	12,266,301	1.32%	463,154.91	46,852.78	128,326.16	20.60	19.94	13.96	0.90%	0.22%	17.58%	18.62%	18.61%
Vista Portfolio	3,172,187	—	242,497.80	10,046.61	—	12.55	12.85	—	0.90%	0.22%	8.00%	8.99%	—
Dreyfus Variable Investment Fund
Appreciation Portfolio	3,040,234	1.35%	238,561.89	7,264.56	—	12.36	12.66	—	0.90%	0.22%	15.41%	16.47%	—
Developing Leaders Portfolio	46,313	0.33%	3,930.11	—	—	11.78	—	—	0.90%	0.22%	2.79%	—	—
Quality Bond Portfolio	147,186	4.51%	12,253.35	1,142.22	—	10.97	11.23	—	0.90%	0.22%	3.39%	4.27%	—
Socially Responsible Growth Fund	391,640	0.10%	42,843.51	1,621.24	13,903.19	7.90	8.34	2.86	0.90%	0.22%	8.22%	9.16%	9.58%
DWS Variable Series II
Dreman High Return Equity Portfolio(a)	399,835	1.20%	28,419.21	—	—	14.07	—	—	0.90%	0.22%	17.15%	—	—
Dreman Small Cap Value Portfolio(a)	1,586,715	0.33%	94,237.43	4,349.37	—	16.08	16.47	—	0.90%	0.22%	23.50%	24.58%	—
DWS VIP Funds
Equity 500 Index Fund(a)	1,828,205	1.10%	—	—	114,730.14	—	—	15.93	0.90%	0.22%	—	—	15.69%
Small Cap Index Fund(a)	281,916	0.63%	—	—	14,404.27	—	—	19.57	0.90%	0.22%	—	—	18.11%

(a) Effective February 6, 2006, the Scudder Variable Series II Funds and the Scudder VIP Funds were renamed the DWS Variable Series II Funds and the DWS VIP Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2006	For the Year Ended December 31, 2006	At December 31, 2006						For the Year Ended December 31, 2006		For the Year Ended December 31, 2006
			Units			Units Value			Expense Ratio**		Total Return***
	Net Assets	Investment Income Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	4,116,076	1.18%	252,143.07	18,023.51	—	15.21	15.58	—	0.90%	0.22%	20.33%	21.43%	—
Mutual Shares Securities Fund	1,071,787	1.17%	69,236.47	6,376.77	—	14.15	14.49	—	0.90%	0.22%	17.33%	18.38%	—
Real Estate Fund	1,699,039	1.86%	84,906.32	7,680.18	—	18.31	18.76	—	0.90%	0.22%	19.52%	20.64%	—
Small Cap Fund	158,567	—	12,295.00	591.71	—	12.29	12.59	—	0.90%	0.22%	7.71%	8.72%	—
Small Cap Value Securities Fund	686,529	0.60%	40,260.12	5,222.17	—	15.05	15.42	—	0.90%	0.22%	15.95%	17.00%	—
JP Morgan Series Trust II
International Equity Portfolio	3,520,811	0.99%	211,123.78	18,394.97	10,985.12	14.54	14.63	16.53	0.90%	0.22%	20.97%	22.12%	21.90%
Small Company Portfolio	1,792,499	—	78,633.20	21,893.72	2,506.13	17.67	15.88	22.13	0.90%	0.22%	14.00%	14.99%	15.68%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	93,272	4.11%	—	—	61,501.32	—	—	1.52	0.90%	0.22%	—	—	3.40%
Emerging Markets Equity Portfolio	171,278	0.75%	—	—	72,806.65	—	—	2.35	0.90%	0.22%	—	—	35.84%
High Yield Portfolio	74,213	7.67%	—	—	61,922.11	—	—	1.20	0.90%	0.22%	—	—	8.11%
US Real Estate Portfolio	470,322	1.03%	—	—	123,856.08	—	—	3.80	0.90%	0.22%	—	—	37.18%
Neuberger Berman Advisors
Management Trust
Fasciano Portfolio	2,424,607	—	198,687.26	8,693.66	—	11.68	11.96	—	0.90%	0.22%	4.29%	5.19%	—
Limited Maturity Portfolio	2,937,142	3.26%	267,744.16	14,705.29	—	10.39	10.64	—	0.90%	0.22%	3.28%	4.21%	—
Mid Cap Growth Portfolio	261,081	—	15,053.86	2,519.72	—	14.81	15.16	—	0.90%	0.22%	13.75%	14.67%	—
Partners Portfolio	3,743,940	0.74%	161,432.22	39,639.77	16,843.78	16.13	15.83	30.40	0.90%	0.22%	11.24%	12.19%	12.43%
Sentinel Variable Products Trust
Balanced Fund	4,558,169	2.35%	180,322.61	63,050.34	5,158.74	19.39	14.94	23.36	0.90%	0.22%	10.55%	11.49%	11.66%
Bond Fund	5,894,456	4.84%	320,016.34	42,429.92	3,908.19	16.19	15.38	15.50	0.90%	0.22%	2.79%	3.64%	3.40%
Common Stock Fund	34,325,255	1.49%	1,415,501.50	73,573.59	20,189.30	23.21	15.78	15.26	0.90%	0.22%	15.07%	16.11%	16.49%
Growth Index Fund(b)	—	—	—	—	—	—	—	—	0.90%	0.22%	4.96%	5.96%	5.86%
Mid Cap Growth Fund	10,957,676	—	434,409.95	69,281.54	48,477.29	21.22	14.62	14.96	0.90%	0.22%	4.64%	5.64%	5.80%
Money Market Fund	14,809,970	4.65%	553,949.50	102,908.55	4,820,962.17	13.43	13.26	1.25	0.90%	0.22%	3.79%	4.74%	5.04%
Small Company Fund	20,491,414	0.21%	425,635.37	65,444.83	74,101.79	40.06	28.45	21.31	0.90%	0.22%	15.15%	16.17%	16.77%

(b) During 2006, the assets of the Sentinel Variable Products Trust Growth Index Fund were merged into the Sentinel Variable Products Trust Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2006	For the Year Ended December 31, 2006	At December 31, 2006						For the Year Ended December 31, 2006		For the Year Ended December 31, 2006
		Investment	Units			Units Value			Expense Ratio**		Total Return***
		Income
	Net Assets	Ratio*	VT	EP	BP	VT	EP	BP	VT	BP	VT	EP	BP

T Rowe Price Equity Series
Blue Chip Growth Portfolio	4,833,809	0.22%	371,306.64	21,863.23	—	12.28	12.57	—	0.90%	0.22%	8.38%	9.30%	—
Equity Income Portfolio	661,130	1.30%	44,136.98	4,392.91	—	13.59	13.92	—	0.90%	0.22%	17.56%	18.67%	—
Health Sciences Portfolio	1,053,926	—	78,302.40	5,685.50	—	12.53	12.83	—	0.90%	0.22%	7.46%	8.45%	—
Variable Insurance Product Funds
Contrafund Portfolio	14,950,173	1.29%	514,718.55	69,805.95	—	26.29	20.30	—	0.90%	0.22%	10.69%	11.66%	—
Equity Income Portfolio	15,530,594	3.29%	291,626.20	18,009.29	—	52.32	15.22	—	0.90%	0.22%	19.13%	20.22%	—
Growth Portfolio	17,489,438	0.39%	366,019.73	132,280.00	—	43.02	13.17	—	0.90%	0.22%	5.88%	6.81%	—
High Income Portfolio	6,081,061	7.52%	177,852.95	54,253.41	—	30.83	11.01	—	0.90%	0.22%	10.23%	11.32%	—
Index 500 Portfolio	53,009,471	1.70%	1,224,228.80	636,799.54	—	35.89	14.25	—	0.90%	0.22%	14.70%	15.76%	—
Investment Grade Bond Portfolio	7,196,433	3.93%	414,177.80	69,278.91	345,244.51	13.54	14.30	1.73	0.90%	0.22%	3.44%	4.38%	4.22%
Mid Cap Portfolio	2,801,229	0.27%	163,506.72	10,074.54	—	16.12	16.50	—	0.90%	0.22%	11.71%	12.70%	—
Overseas Portfolio	15,207,501	0.86%	403,893.06	79,034.81	386,019.88	32.14	14.43	2.81	0.90%	0.22%	17.04%	18.09%	17.08%
Wells Fargo Variable Trust Funds
Discovery	8,239,344	—	460,989.98	46,740.44	29,538.49	14.80	16.33	22.07	0.90%	0.22%	13.58%	14.60%	15.01%
Opportunity	4,517,349	—	175,603.69	30,602.42	12,956.49	19.27	19.11	42.27	0.90%	0.22%	11.19%	12.21%	12.42%

*                 These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**          These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***   These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

There have been no fund substitutions in the years 2006, 2007, 2008, 2009 or 2010.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders’ net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NLV Financial Corporation
and Subsidiaries

Financial Statements

December 31, 2010 and 2009

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

Contents

December 31, 2010 and 2009

Report of Independent Auditors

Consolidated Financial Statements

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Stockholder’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

NLV Financial Corporation:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries (the Company) at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

March 9, 2011

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of December 31,
(in thousands)	2010	2009
Assets:
Cash and investments:
Available-for-sale debt securities	$13,242,633	$11,503,503
Available-for-sale debt securities on loan	—	132,644
Total available-for-sale debt securities	13,242,633	11,636,147

Available-for-sale equity securities	87,253	92,170
Trading equity securities	20,884	18,908
Mortgage loans on real estate	1,643,695	1,591,438
Policy loans	735,837	718,756
Real estate investments	29,405	24,698
Securities lending invested collateral	—	46,838
Derivatives	522,917	701,249
Other invested assets	272,320	254,577
Short term investments	357,870	243,055
Cash	209,164	272,488
Total cash and investments	17,121,978	15,600,324

Deferred policy acquisition costs	857,445	1,055,829
Accrued investment income	167,698	162,647
Premiums and fees receivable	18,098	23,672
Deferred income taxes	—	16,594
Amounts recoverable from reinsurers	162,365	160,219
Present value of future profits of insurance acquired	31,480	35,321
Property and equipment, net	62,898	52,728
Other assets	220,541	212,000
Goodwill and intangibles	53,329	53,411
Separate account assets	745,595	697,809
Total assets	$19,441,427	$18,070,554

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,643,288	$4,648,474
Policyholder account liabilities	10,352,538	9,222,206
Policyholders’ deposits	86,474	74,144
Policy claims payable	55,845	52,907
Policyholders’ dividends	225,984	141,505
Total policy liabilities	15,364,129	14,139,236

Amounts payable to reinsurers	20,751	21,492
Securities lending payable	—	135,325
Derivatives	282,476	462,543
Other liabilities and accrued expenses	381,858	360,082
Pension and other post-retirement benefit obligations	192,833	200,776
Deferred income taxes	94,270	-
Federal income tax payable	8,806	381
Debt	487,870	487,838
Separate account liabilities	745,595	697,809
Total liabilities	$17,578,588	$16,505,482

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	—	—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	1,678,574	1,556,153
Accumulated other comprehensive income	184,265	8,919
Total stockholder’s equity	1,862,839	1,565,072
Total liabilities and stockholder’s equity	$19,441,427	$18,070,554

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the years ended December 31,
(in thousands)	2010	2009	2008

Revenues:
Insurance premiums	$302,498	$308,993	$322,470
Policy and contract charges	257,624	228,493	210,113
Net investment income	1,015,246	929,356	575,766
Net realized investment gains (losses)	23,452	(24,128)	(105,994)
Change in value of trading equity securities	2,369	3,592	(7,650)
Mutual fund commissions and fee income	123,862	92,688	98,837
Other income	16,587	18,328	19,659

Total revenues	1,741,638	1,557,322	1,113,201

Benefits and Expenses:
Increase in policy liabilities	29,655	12,268	45,105
Policy benefits	416,952	427,218	406,068
Policyholders’ dividends and dividend obligations	111,524	122,282	113,798
Interest credited to policyholder account liabilities	473,503	443,476	108,679
Operating expenses	200,890	185,026	168,655
Interest expense on debt	41,585	26,814	21,666
Policy acquisition expenses and amortization of present value of future profits, net	297,258	238,603	241,710

Total benefits and expenses	1,571,367	1,455,687	1,105,681

Income before income taxes	170,271	101,635	7,520

Income tax expense (benefit)	47,850	29,362	(7,840)

Net Income	$122,421	$72,273	$15,360

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

January 1, 2008	—	—	—	1,470,504	17,814	1,488,318

Cumulative effect of SFAS 158 measurement date adjustment	—	—	—	(1,984)	—	(1,984)

Comprehensive income:
Net income	—	—	—	15,360	—	15,360
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	(404,865)	(404,865)
Change in cash flow hedge on debt issuance, net	—	—	—	—	34	34
Change in SFAS 158 liability, net	—	—	—	—	(36,315)	(36,315)
Total comprehensive income						(425,786)

December 31, 2008	—	—	—	1,483,880	(423,332)	1,060,548

Comprehensive income:
Net income	—	—	—	72,273	—	72,273
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	421,269	421,269
Change in cash flow hedge on debt issuance, net	—	—	—	—	34	34
Change in ASC 715 liability, net	—	—	—	—	10,948	10,948
Total comprehensive income						504,524

December 31, 2009	—	—	—	1,556,153	8,919	1,565,072

Comprehensive income:
Net income	—	—	—	122,421	—	122,421
Change in unrealized gains on available-for-sale securities, net	—	—	—	—	170,961	170,961
Change in cash flow hedge on debt issuance, net	—	—	—	—	33	33
Change in ASC 715 liability, net	—	—	—	—	4,352	4,352
Total comprehensive income						297,767

December 31, 2010	$—	$—	$—	$1,678,574	$184,265	$1,862,839

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
(in thousands)	2010	2009	2008
Cash Flows from Operating Activities:
Net income	$122,421	$72,273	$15,360

Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	16,447	(20,129)	12,193
Interest credited to policyholder account liabilities	473,503	443,476	108,679
Amortization of deferred policy acquisition costs	208,953	166,385	160,675
Policy and contract charges	(257,624)	(228,493)	(210,113)
Net realized investment (gains) losses	(23,452)	24,128	105,994
Net option (gains) losses	(138,712)	(129,372)	197,184
Market value change on corporate owned life insurance policies	(6,636)	(5,477)	(3,388)
Change in present value of future profits of insurance acquired	3,841	2,455	4,974
Depreciation	9,940	9,033	7,867
Allowance for doubtful mortgages	306	10,160	—
Other	(18,002)	(4,280)	(22,674)
Changes in assets and liabilities:
Accrued investment income	(5,051)	(15,007)	(7,742)
Deferred policy acquisition costs	(230,423)	(265,083)	(236,105)
Policy benefit liabilities	49,130	45,372	24,872
Other assets and liabilities	27,236	112,620	67,992
Net cash provided by operating activities	231,877	218,061	225,768

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	3,818,257	5,553,192	1,917,642
Cost of investments acquired	(4,750,724)	(6,783,753)	(2,833,440)
Change in policy loans	(17,081)	495	(12,973)
Change in short term investments	(114,815)	(146,728)	(3,724)
Change in securities lending invested collateral	46,838	34,602	153,251
Other	(6,123)	2,767	(43,345)
Net cash used by investing activities	(1,023,648)	(1,339,425)	(822,589)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,621,981	1,899,531	1,548,519
Policyholders’ withdrawals	(767,577)	(768,950)	(835,274)
Change in securities lending payable	(135,325)	13,630	(148,232)
Proceeds from debt issuance	—	200,000	—
Debt retirement	32	(3,842)	—
Change in other deposits	9,336	1,823	280
Net cash provided by financing activities	728,447	1,342,192	565,293

Net Increase (Decrease) in Cash	(63,324)	220,828	(31,528)

Cash:
Beginning of year	272,488	51,660	83,188

End of year	$209,164	$272,488	$51,660

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services.  The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848.  The Company employs approximately 900 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.  Between 1996 and 1999, National Life purchased all of the voting stock of Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer and the sole subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company.  All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”).  NLHC and its subsidiaries are collectively known as the National Life Group.  NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF’s common stock class B shares outstanding.  NLVF has assets and operations primarily related to the issuance of debt.  For additional information, see Note 11.  Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management services. Insurance and annuity products are primarily distributed through seventeen general agencies in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America.  The Company has in excess of 570,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its affiliates.  About 28% of the Company’s total collected premiums and deposits are from residents of the states of New York and California.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc.  (“Sentinel Funds”).  The Sentinel Funds’ $9 billion of net assets represent fifteen mutual funds managed on behalf of approximately 270,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”).  Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures.  Actual results could differ from those estimates.

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates (continued)

and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; evaluation of other-than-temporary impairments on available-for-sale securities; valuations related to benefit plans; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 and through the consolidated financial statement issuance date of March 9, 2011.  The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash

In 2010, the Company exited its securities lending program.  In 2009, the Company’s cash consisted of unrestricted and restricted cash which was associated with the Company’s securities lending program.  The restricted cash balance was $73.7 million at December 31, 2009.  There was no restricted cash balance at December 31, 2010.

Investments

Available-for-sale debt and equity securities are reported at estimated fair value.  When determining estimated fair value, the Company utilizes observable market inputs and considers available data from third party pricing agencies, independent brokers and pricing matrices.  Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers and or estimated cash flows.  The Company periodically performs an analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities due to certain quantitative characteristics. These identified securities are subjected to an enhanced analysis.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

In April 2009, the FASB updated the guidance related to the recognition and presentation of other-than-temporary impairments which modifies the recognition of other-than-temporary impairment (“impairment”) losses for debt securities. This new guidance is also applied to certain equity securities with debt-like characteristics (collectively “debt securities”). Under the new guidance, a debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: 1) the Company intends to sell or it is more likely than not the Company will be required to sell the security before a recovery in value, or 2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized capital losses, and the remaining impairment, which is recorded in Other Comprehensive Income (“OCI”). Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. Prior to the adoption of this accounting guidance, the Company recorded the entire difference between the fair value and cost or amortized cost basis of the security in net realized capital losses unless the Company could assert the intent and ability to hold the security for a period sufficient to allow for recovery of fair value to its amortized cost basis.

Debt securities that are in an unrealized loss position, are reviewed at least annually to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

The securities identified through this process are then reviewed to determine whether a portion of the decline is a credit related impairment. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

This guidance does not impact the evaluation for impairment for equity securities. For those equity securities where the decline in the fair values is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on contractually obligated payments and (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery.

Based on this evaluation the Company concluded $10.5 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired as of December 31, 2010.  The Company’s unrealized losses on available-for-sale securities of $131.9 million were temporarily impaired.

Trading Equities

Trading equity securities are reported at estimated fair value.  Realized and unrealized gains (losses) on trading equity securities are included in change in value of trading equity securities within the consolidated statements of operations.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts, except impaired loans, which are measured at the present value of expected future cash flows, or alternatively, fair value of the collateral. Changes in valuation allowances are recognized in net investment income. For the years ended December 31, 2010 and 2009, the Company increased the reserve for valuation allowances by $0.3 million and $10.2 million, respectively. The total valuation reserve as of December 31, 2010 and 2009 was $10.5 million and $10.2 million, respectively.  The Company also recognized a mortgage loan impairment of $7.4 million in 2010.  There were no mortgage loan impairments in 2009.

Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, as well as rental rates, occupancy levels, delinquency rates and property values, and debt service coverage ratios. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net investment income. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Real Estate

Real estate investments held for investment purposes are reported at depreciated cost.  Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value.  In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost.

Limited Partnerships

Investments in limited partnerships are included in other invested assets.  Partnerships for which the Company’s ownership percentage is below 3% are carried at estimated fair value.  The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment gains and losses if future earnings are projected to be less than the carrying value of the investment.  Changes in the fair value of limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes. Limited partnerships for which the Company’s ownership is 3% or greater are accounted for using the equity method. Under the equity method, changes in the Company’s partnership account value are recognized in net investment income.

Investments in limited partnerships are reviewed at least annually to determine if a decline in fair value is other than temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other than temporary, the value of the investment shall be reduced to its net realizable value, which becomes its new cost basis, through current period earnings.  To determine net realizable value, the Company, among other things, will review the underlying assets of the fund or partnership to determine what the realizable value will be, which requires significant management judgment.

Long Options and Futures

Long options, futures contracts, and short options are carried at estimated fair value. The estimated fair values of derivatives are based on independent broker pricing quotes when data is not publicly available.  Changes in fair value are reflected in the statements of operations as a component of net investment income.

Affordable Housing

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses).  Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Short Term Investments

Short term investments are carried at amortized cost which approximates fair value. These short term investments include highly liquid debt instruments purchased with remaining maturities of three months or less. Restricted short term investments were $178.4 million and $178.1 million associated with collateral assigned to purchased options at December 31, 2010 and 2009, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred. Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised.  Future gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the difference between the earned interest rate and the credited interest rate.  Another significant assumption is the rate of investment return on the assets held in variable product separate accounts.  Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels.

For internal replacements the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes.  If the Company determines that the contract has substantially changed the deferred acquisition costs related to the original contract are written off.

In 2010, the Company updated actuarial assumptions pertaining to administrative expenses resulting in an increase to deferred policyholder acquisition costs of $1.0 million.  In 2010, the Company also updated certain actuarial assumptions related to mortality and policy termination margins, surrender rates, and investment income margins, resulting in decreases in deferred policyholder acquisition costs of $7.7 million, $1.2 million, and $3.2 million respectively.  In 2009, actuarial assumptions related to surrender rates and investment income and expenses resulted in a net decrease of $2.5 million to deferred policyholder acquisition costs.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year.  The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years.  These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience.  The Company capitalized sales inducement costs of $16.8 million and $23.7 million and recorded net amortization of $12.6 million and $9.4 million during 2010 and 2009, respectively.  Sales inducement assets were $44.5 million and $40.3 million at December 31, 2010 and 2009, respectively.

Present Value of Future Profits of Insurance Acquired

Present value of future profits of insurance acquired (“PVFP”) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies.  Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.  The PVFP asset is also adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.  Based on updated experience analysis of the annuity products, several assumptions were changed related to the calculation of PVFP, resulting in a decrease to the PVFP asset of approximately $0.4 million in 2010 and an increase to the PVFP asset of approximately $1.6 million in 2009.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill, and other intangible assets with indefinite useful lives, are reviewed for impairment in accordance with ASC 350 on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.  The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any.  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit level.  The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers the market-based earning and revenue multiples of the unit’s peer companies or expected future cash flows.  If the carrying value of a reporting unit exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its’ asset management business under Sentinel.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method.  Furniture and equipment is depreciated using the straight-line method over 7 years and 5 years, respectively.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals.  The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $179.5 million and $172.5 million at December 31, 2010 and 2009, respectively, and is included in other assets.  Approximately 59% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2010 and 2009.

COLI income includes the net change in cash surrender value and any benefits received.  COLI income was $6.6 million, $7.6 million, and $3.6 million in 2010, 2009, and 2008, respectively, and is included in other income.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts are directed by the policyholder and are segregated from other investments and investment gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise and all investment performance net of contract fees and assessments are passed through to the individual contract holder. Minimum guarantees related to separate account policies are included in policy liabilities.  Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

The assumed rate of investment return on the assets held in variable account products (after deduction of fund fees and mortality and expense charges) was 7.75% in 2010 and 2009.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values.  Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations.  In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges.  Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values.  The underlying account value is primarily based on the initial deposit plus any interest credited.  The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes.  With the adoption of Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  In 2010 and 2009, the Company revised its surrender rates on indexed annuity products resulting in a reduction of policyholder account liabilities of $0.8 million and $3.4 million, respectively.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%.  The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%.  These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees.  The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance).  In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date.  Coverage from this rider ceases at age eighty.  Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit.  Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method.  Policyholder partial withdrawals to date have not been significant.  Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations.  These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.  The Company

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

accrued sales inducement liabilities of $0.5 million and $0.4 million in 2010 and 2009, respectively, and recorded net increases for amortization and unlocking of $2.5 million and $2.2 million during 2010 and 2009, respectively.  Sales inducement liabilities were $15.9 million and $12.9 million at December 31, 2010 and 2009, respectively.

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies.  The Company assumes a small amount of reinsurance from other companies.  These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.  Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block.  Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results.  The dividend scale is approved annually by National Life’s Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities.  Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities.  Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.  Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

NLHC files a consolidated tax return which includes NLHC and all subsidiaries of the Company.  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year.  Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Consolidations Topic

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (“ASU 2009-17”), which amended the consolidation guidance for variable interest entities (“VIEs”).

Effective January 1, 2010, the Company adopted the amendments in ASU 2009-17, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs.  The Company considered its investments in limited partnerships (“LPs”) and joint ventures, and concluded these investments do not meet the criteria for consolidation in ASU 2009-17. As a result, the Company will continue to account for these type of investments consistent with the accounting policy in Note 2.

Fair Value Measurements and Disclosures Topic

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”), which requires the Company to disclose additional information related to the three-level fair value hierarchy. The Company has adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 4. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes effective January 1, 2011.

Transfers and Servicing Topic

In June 2009, the FASB issued ASU No. 2009-16, “Accounting for Transfers of Financial Assets” (“ASU 2009-16”), which eliminates the concept of a qualifying special-purpose entity (“SPE”) and removes the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. The Company adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on the Company’s consolidated balance sheets and statements of operations.

Not Yet Adopted

Financial Services — Insurance Industry Topic

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments” (“ASU 2010-15”), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity’s general account. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. The Company will adopt ASU 2010-15 effective January 1, 2011.  The Company does not expect the adoption will have a material impact on the consolidated balance sheets and statements of operations.

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. The Company expects to adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on the consolidated balance sheets and statements of operations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The following financial instruments are carried at fair value in the Company’s Consolidated Financial Statements: fixed maturities and equity securities, available-for-sale (“AFS”), equity securities, trading, short-term investments, freestanding and embedded derivatives, and separate account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company’s financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3):

•                  Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date.  The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. treasury securities, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage-backed securities (“MBSs”) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Generally, the Company considers bonds level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability.  Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks, certain limited partnerships, and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in limited partnerships that do not have a readily determinable fair value, the Company estimates fair value at net asset value (“NAV”) or its equivalent, based on information provided by the general partner.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-Sale Securities and Short-Term Investments - The fair value of AFS securities and short-term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of ABS and RMBS are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated. Internal matrix priced securities, primarily consisting of certain private placement securities, are also classified as Level 3 due to significant non-observable inputs.

Debt securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds, non-trading preferred stocks - as well as investment-grade MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads.  These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Equity securities — The fair value of equity securities is estimated based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of exchange traded futures are based on quoted prices. These prices are readily and regularly available in an active market.  Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts — Such instruments held by the Company include purchased credit default swaps and option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry.  A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy. However, determination of the fair value of certain long dated credit default swaps where direct trading activity or quotes are unobservable requires significant judgment. These credit default swaps were purchased to hedge existing market exposure.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of ASC 820, these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant.  Given significant unobservable inputs used to value these financial instruments, they are included in Level 3.

Limited Partnerships — Investments in limited partnerships do not have a readily determinable fair value and as such, the Company values them at net asset value (“NAV”) or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2010 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$12,052		$—		$—	$—	$12,052
Government agencies, authorities and subdivisions	—		82,211		—	—	82,211
Corporates	—		7,490,429		47,929	—	7,538,358
Private placements	—		1,125,638		21,778	—	1,147,416
Mortgage-backed securities	—		4,462,596		—	—	4,462,596
Total AFS debt securities	12,052		13,160,874		69,707	—	13,242,633
Preferred stock	—		16,762		265	—	17,027
Common stock	70,221		—		5	—	70,226
Total AFS equity securities	70,221		16,762		270	—	87,253
Total AFS debt and equity securities	82,273		13,177,636		69,977	—	13,329,886
Trading equity securities	20,884		—		—	—	20,884
Derivatives	3,170		519,747		—	—	522,917
Other invested assets	3,638		335		151,834	116,513	272,320
Short term investments	103,070		254,800		—	—	357,870
Separate account assets	683,147	(1)	62,448	(1)	—	—	745,595
Total assets subject to fair value disclosure	$896,182		$14,014,966		$221,811	$116,513	$15,249,472

	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$1,037,974	—	$1,037,974
Derivatives	—	282,476	—	—	282,476
Total liabilities subject to fair value disclosure	$—	$282,476	$1,037,974	$—	$1,320,450

(1) Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2010 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

		Net Investment		Activity During the Period			Assets and
	Beginning	Gains/Loss In Earnings (realized and	Unrealized in	(Purchases, Issuances, Sales,	Transfers In/Out		Liabilities Still Held at the Ending
	Balance	unrealized) (1)	OCI(2)	Settlements	of Level 3	Ending Balance	Date
Assets
Corporates	$11,930	$(7,683)	$10,065	$(2,550)	$36,167	$47,929	$(7,683)
Private placements	20,401	—	1,229	(15,419)	15,567	21,778	—
Preferred stock	577	—	—	(312)	—	265	—
Preferred stock	5	—	—	—	—	5	—
Total AFS debt and equity securities	32,913	(7,683)	11,294	(18,281)	51,734	69,977	(7,683)
Other invested assets	150,632	(6,441)	8,666	716	(1,739)	151,834	(6,441)
Total invested assets	$183,545	$(14,124)	$19,960	$(17,565)	$49,995	$221,811	(14,124)
Liabilities
Policyholder account liabilities	$864,119	$152,623	—	$21,232	—	$1,037,974	$152,623
Total liabilities	$864,119	$152,623	—	$21,232	—	$1,037,974	$152,623

During 2010, there were no significant transfers between fair value Levels 1 and 2.

(1) Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2) Includes changes in market value of certain instruments.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination at December 31, 2009 as well as the expanded fair value disclosures required by ASC 820 (in thousands):

						Not Presented at
	Level 1		Level 2		Level 3	Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$447,143		$—		$—	$—	$447,143
Government agencies, authorities and subdivisions	—		87,154		—	—	87,154
Corporates	—		6,662,600		5,980	—	6,668,580
Private placements	—		1,051,965		20,401	—	1,072,366
Mortgage-backed securities	—		3,360,904		—	—	3,360,904
Total AFS debt securities	447,143		11,162,623		26,381	—	11,636,147
Preferred stock	—		53,409		577	—	53,986
Common stock	38,184		—		—	—	38,184
Total AFS equity securities	38,184		53,409		577	—	92,170
Total AFS debt and equity securities	485,327		11,216,032		26,958	—	11,728,317
Trading equity securities	18,908		—		—	—	18,908
Securities lending invested collateral	—		46,838		—	—	46,838
Derivatives	4,121		697,127		—	—	701,249
Other invested assets	3,216		—		150,632	100,730	254,577
Short term investments	100,460		142,595		—	—	243,055
Separate account assets	663,525	(1)	34,284	(1)	—	—	697,809
Total assets subject to fair value disclosure	$1,275,557		$12,136,876		$177,590	$100,730	$13,690,753

				Not Presented at
	Level 1	Level 2	Level 3	Fair Value	Total
Liabilities
Policyholder account liabilities	—	—	$864,119	—	$864,119
Derivatives	—	462,543	—	—	462,543
Total liabilities subject to fair value disclosure	$—	$462,543	$864,119	$—	$1,326,662

(1) Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2009 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

		Net		Activity During
		Investment		the Period			Assets and
		Gains/Loss In		(Purchases,			Liabilities
		Earnings		Issuances,	Transfers		Still Held at
	Beginning	(realized and	Unrealized in	Sales,	In/Out of Level	Ending	the Ending
	Balance	unrealized) (1)	OCI(2)	Settlements	3	Balance	Date
Assets
Corporates	$—	$—	$1,297	$2,381	$2,302	$5,980	$—
Private placements	17,277	(2,400)	6,430	(2,196)	1,290	20,401	(2,400)
Preferred stock	1,079	—	—	(502)	—	577	—
Total AFS debt and equity
securities	18,356	(2,400)	7,727	(317)	3,592	26,958	(2,400)
Other invested assets	161,205	(12,781)	(3,500)	5,868	(160)	150,632	(12,763)
Total invested assets	$179,561	$(15,181)	$4,227	$5,551	$3,432	$177,590	(15,163)

Liabilities
Policyholder account liabilities	$651,704	$58,815	—	$153,600	—	$864,119	$58,815
Total liabilities	$651,704	$58,815	—	$153,600	—	$864,119	$58,815

(1) Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

(2) Includes changes in market value of certain instruments.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2010		2009
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value
Short term investments	357,870	357,870	243,055	243,055
Available-for-sale debt securities	13,242,633	13,242,633	11,636,147	11,636,147
Available-for-sale equity securities	87,253	87,253	92,170	92,170
Trading equity securities	20,884	20,884	18,908	18,908
Mortgage loans	1,643,695	1,656,277	1,591,438	1,553,399
Policy loans	735,837	811,781	718,756	748,771
Options purchased	519,746	519,746	697,128	697,128
Options written	(281,471)	(281,471)	(460,907)	(460,907)
Futures purchased	3,171	3,171	4,121	4,121
Credit default swaps	(1,005)	(1,005)	(1,636)	(1,636)
Securities lending invested collateral	—	—	46,838	46,838
Separate account assets	745,595	745,595	697,809	697,809
Reserve assets – cash	81,155	81,155	68,205	68,205
Investment product liabilities	8,996,983	8,855,944	8,023,113	7,846,603
Debt	487,870	498,789	487,838	436,019

For short term investments, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value.  Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.  Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the estimated fair values of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities at December 31 are as follows (in thousands):

2010	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$11,165	$887	$—	$12,052
Government agencies, authorities and subdivisions	81,159	2,080	1,028	82,211
Corporate:
Communications	771,548	66,845	3,935	834,458
Consumer & retail	1,611,568	138,842	5,309	1,745,101
Financial institutions	1,746,798	137,831	27,752	1,856,877
Industrial and chemicals	940,822	83,291	7,355	1,016,758
Other corporate	39,355	6,267	—	45,622
REITS	136,493	9,609	1,285	144,817
Transportation	181,882	24,375	115	206,142
Utilities	1,555,820	142,941	10,178	1,688,583
Total corporate	6,984,286	610,001	55,929	7,538,358
Private placements	1,077,957	72,530	3,071	1,147,416
Mortgage-backed securities	4,299,631	231,772	68,807	4,462,596
Total AFS debt securities	$12,454,198	$917,270	$128,835	$13,242,633

Preferred stocks	18,594	295	1,862	17,027
Common stocks	55,409	16,033	1,216	70,226
Total AFS equity securities	$74,003	$16,328	$3,078	$87,253

Total AFS debt and equity securities	$12,528,201	$933,598	$131,913	$13,329,886

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 - INVESTMENTS  (continued)

Available-for-Sale Debt and Equity Securities (continued)

2009	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
AFS debt and equity securities:
U.S. government obligations	$470,317	$803	$23,977	$447,143
Government agencies, authorities and subdivisions	82,712	5,372	930	87,154
Corporate:
Communications	734,342	45,151	4,757	774,736
Consumer & retail	1,452,297	81,255	14,951	1,518,601
Financial institutions	1,443,197	66,209	77,559	1,431,847
Industrial and chemicals	873,176	53,837	10,919	916,094
Other corporate	23,043	3,555	—	26,598
REITS	171,279	2,565	10,603	163,241
Transportation	173,896	15,297	973	188,220
Utilities	1,563,406	102,843	17,007	1,649,242
Total corporate	6,434,636	370,712	136,769	6,668,579
Private placements	1,045,613	39,935	13,182	1,072,366
Mortgage-backed securities	3,364,938	115,779	119,812	3,360,905
Total AFS debt securities	$11,398,216	$532,601	$294,670	$11,636,147

Preferred stocks	60,809	21	6,844	53,986
Common stocks	33,794	4,393	3	38,184
Total AFS equity securities	$94,603	$4,414	$6,847	$92,170

Securities lending invested collateral	47,583	1,077	1,822	46,838

Total AFS debt and equity securities	$11,540,402	$538,092	$303,339	$11,775,155

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized (losses) gains on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2010	2009	2008
Net unrealized gains (losses) on available-for-sale securities	$566,932	$1,194,727	$(1,039,563)
Net unrealized gains (losses) on separate accounts	422	700	(1,094)
Net unrealized gains (losses) on other invested assets	8,666	(3,638)	(24,997)
Related deferred policy acquisition costs	(219,854)	(456,947)	368,773
Related deferred income taxes	(92,056)	(226,837)	218,004
Related policyholder dividend obligation	(93,149)	(86,736)	74,012
Increase (Decrease) in net unrealized gains (losses)	170,961	421,269	(404,865)
Balance, beginning of year	53,113	(368,156)	36,709
Balance, end of year	$224,074	$53,113	$(368,156)

	2010	2009
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$801,685	$234,753
Net unrealized gains on separate accounts	3,638	3,216
Net unrealized gains (losses) on other invested assets	7,548	(1,118)
Related deferred policy acquisition costs	(303,733)	(83,879)
Related deferred income taxes	(120,655)	(28,599)
Related policyholder dividend obligation	(164,409)	(71,260)
Balance, end of year	$224,074	$53,113

Net other comprehensive income (loss) related to unrealized gains (losses) on available-for-sale securities for 2010, 2009, and 2008 of $171.0 million, $421.3 million, and $(404.9) million, respectively, is presented net of reclassifications to net income for net realized gains during the period of $25.8 million, $74.6 million, and $9.7 million and net of tax and deferred acquisition cost offsets of $18.8 million, $54.6 million, and $6.4 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2010, are shown below (in thousands).  Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

(in thousands)

	Book Value	Market Value
Due in one year or less	$334,490	$342,075
Due after one yr thru 5 yrs	2,190,588	2,351,565
Due after 5 yrs thru 10 yrs	3,830,739	4,161,326
Due after ten years	1,798,750	1,925,071
Mortgage-backed securities	4,299,631	4,462,596
Total	$12,454,198	$13,242,633

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2010, 2009, and 2008 were $2,612.6 million, $4,831.4 million, and $931.7 million, respectively.  Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2010, 2009, and 2008 were $62.0 million, $102.0 million, and $18.4 million, respectively.  Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2010, 2009, and 2008 were $25.8 million, $55.3 million, and $9.9 million, respectively.  Gross realized gains on available-for-sale equity securities for the years ended December 31, 2010, 2009, and 2008 were $1.9 million, $1.7 million, and $2.0 million, respectively.  Gross realized losses on available-for-sale equity securities for the years ended December 31, 2010, 2009, and 2008 were $0 million, $2.6 million, and $2.3 million, respectively.

The Company recognized losses of $17.3 million, $75.2 million, and $124.0 million in realized losses for the years ended December 31, 2010, 2009, and 2008, respectively, resulting from other-than-temporary declines in the fair value of individual securities held.  Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent not to sell prior to recovery, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of NLVF.  Based upon these factors, securities that have indications of potential impairment are subject to intensive review.  Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

The Company recognized $9.6 million, $51.2 million and $89.4 million in impairments for the years ended December 31, 2010, 2009, 2008, respectively, related to debt securities. The Company selects debt securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information. For corporate bonds the Company evaluates issuer specific credit, credit spreads of similar securities and overall market spreads to evaluate whether a decline in fair value is other than temporary in nature. Once a determination is made that a decline is other than temporary in nature the Company assesses what portion of that decline is credit related and what is attributable to other market conditions. To make this determination the company considers the severity of the decline, duration of the decline and credit spreads of similar securities.

For asset-backed securities selected for review the Company compares its cost to expected cash flows discounted at the effective interest rate implicit in the security at the date of acquisition. The discounted cash flows is determined by a discount model. The expected cash flows input into the model are determined by reviewing underlying collateral and assessing default and delinquency rates of the assets that are backing the investment as compared to the subordination of tranches that we hold. If it is determined that the discounted cash flow is lower that our cost, an impairment for the difference between the discounted cash flows and the Company’s cost basis is recognized.

The Company recognized $1.0 million, $10.7 million and $34.2 million in impairments for the years ended December 31, 2010, 2009 and 2008 related to equity and preferred securities. The Company selects equity and preferred securities to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, issuer specific credit information and industry information.

The Company recognized $6.7 million, $13.3 million and $0.4 million in impairments for the years ended December 31, 2010, 2009 and 2008 related to limited partnership investments. The Company selects limited partnerships to review for other than temporary declines based on qualitative and quantitative criteria including, but not limited to severity and duration of the decline, specific credit information and industry information of the underlying investments. The limited partnerships selected for review are then assessed to determine if the decline is other than temporary in nature using management’s judgment on the nature of the partnerships and the outlook of the underlying investments of the partnership. If it is deemed

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

that a portion of the decline is other than temporary in nature the difference between the cost basis of the partnership and the net realizable value as determined by management’s estimate is recognized as an impairment.

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009, were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2010	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
U.S. government obligations	$—	$—	$—	$—	$—	$—
Government agencies, authorities and subdivisions	23,585	527	2,258	501	25,843	1,028
Corporate:
Communications	47,870	2,749	13,762	1,186	61,632	3,935
Consumer & retail	124,700	4,616	14,975	693	139,675	5,309
Financial institutions	193,632	5,859	206,658	21,893	400,290	27,752
Industrial and chemicals	59,927	3,816	36,993	3,539	96,920	7,355
REITS	—	—	15,672	1,285	15,672	1,285
Transportation	5,320	115	325	—	5,645	115
Utilities	117,848	2,289	48,416	7,889	166,264	10,178
Total corporate	549,297	19,444	336,801	36,485	886,098	55,929
Private placements	98,202	1,857	16,188	1,214	114,390	3,071
Mortgage-backed securities	1,007,189	32,750	62,718	36,057	1,069,907	68,807
Subtotal debt securities	1,678,273	54,578	417,965	74,257	2,096,238	128,835
Preferred stock	—	—	9,635	1,862	9,635	1,862
Common stock	3,103	1,216	—	—	3,103	1,216
Total securities	$1,681,376	$55,794	$427,600	$76,119	$2,108,976	$131,913

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

	Less than 12 months		12 months or more		Total
2009	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses
Description of Securities
U.S. government obligations	435,274	23,977	$—	$—	435,274	23,977
Government agencies, authorities and subdivisions	25,532	924	411	6	25,943	930
Corporate:
Communications	66,488	909	61,158	3,848	127,646	4,757
Consumer & retail	176,595	5,114	124,719	9,837	301,314	14,951
Financial institutions	163,514	4,489	472,061	73,070	635,575	77,559
Industrial and chemicals	132,775	2,332	81,121	8,587	213,896	10,919
REITS	14,511	281	85,057	10,322	99,568	10,603
Transportation	15,729	439	1,127	534	16,856	973
Utilities	129,508	3,007	172,343	14,000	301,851	17,007
Total corporate	699,120	16,571	997,586	120,198	1,696,706	136,769
Private placements	36,301	966	219,031	12,216	255,332	13,182
Mortgage-backed securities	839,420	21,856	136,203	97,956	975,623	119,812
Subtotal debt securities	2,035,647	64,294	1,353,231	230,376	3,388,878	294,670
Preferred stock	—	—	51,610	6,844	51,610	6,844
Common stock	88	3	—	—	88	3
Securities lending invested collateral	—	—	30,141	1,822	30,141	1,822
Total securities	$2,035,735	$64,297	$1,434,982	$239,042	$3,470,717	$303,339

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $54.6 million total unrealized losses on debt securities in the less than 12 months category, $19.4 million total unrealized losses are in the corporate bond portfolio and are concentrated in the financial institutions, consumer & retail, and industrial and chemicals sectors.  In 2010, the JPMorgan US Liquid Index, an investment grade corporate bond index tightened by approximately 13 basis points from 128 basis points at the beginning of the year to 116 basis points at the end of the year.  Over the same time period, the JP Morgan Domestic high yield corporate bond index tightened by approximately 74 basis points from a beginning level of 657 basis points to a year end level of 583.  This spread tightening is attributable to the stabilization in the global economy and the corresponding decrease in the corporate bond default rate.

The debt securities in an unrealized loss position for less than 12 months are also attributable to $32.8 million of mortgage-backed securities.  The decline in market value of these agency securities pertained primarily to interest rate increases.

Of the $74.3 million unrealized losses on debt securities in the more than 12 months category, $36.5 million was in the corporate bond portfolio.  The unrealized losses are concentrated in the financial institutions, utilities and industrial and chemical sectors.  Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2010 are temporary.

The debt securities in an unrealized loss position for 12 months or more are also attributable to $36.1 million of mortgage-backed securities.  The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover.  At that time the Company will record OTTI as appropriate.

The Company exited its security lending program in 2010.  At December 31, 2009, the fair value of the loaned securities and invested collateral was $132.6 million and $46.8 million, respectively.  At December 31, 2009, the Company recognized a liability for outstanding cash and bond collateral received (included in securities lending payable) of $135.3 million.  The Company’s earnings with respect to its lending program were $0.1 million in 2010, $0.4 million less expenses of $0.1 million in 2009, and $0.9 million less expenses of $0.2 million in 2008.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Trading Equity Securities

These securities represent investments by the Company in the mutual funds, or registered investment companies of the Sentinel Funds.  SAMI has a contract with the Sentinel Funds, renewed annually, to manage the assets of the Funds.  For the years ended December 31, 2010, 2009, and 2008 the equity securities held in the trading category recorded $0.3 million, $0.2 million, and $0.2 million, respectively, of net investment income.  The cost of trading securities held at December 31, 2010 and 2009 was $18.5 million and $19.3 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities.  The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2010	2009
Geographic Region
New England	2.7%	2.7%
Middle Atlantic	3.8	2.9
East North Central	17.7	17.2
West North Central	6.4	7.3
South Atlantic	22.5	22.2
East South Central	3.5	3.3
West South Central	15.8	16.0
Mountain	9.9	11.3
Pacific	17.7	17.1

Total	100.0%	100.0%

Property Type
Apartment	10.0%	11.8%
Retail	13.3	12.2
Office Building	46.9	46.8
Industrial	25.5	25.5
Hotel/Motel	0.5	0.5
Other Commercial	3.8	3.2

Total	100.0%	100.0%

Mortgage loans	$1,643,695	$1,591,438
Real estate	29,405	24,698
Total mortgage loans and real estate	$1,673,100	$1,616,136

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2010	2009
Commercial loans	$1,661,602	$1,601,598
Related valuation allowances	(10,466)	(10,160)
Permanent write down	(7,441)	—
Total	$1,643,695	$1,591,438

	2010	2009	2008
Impaired loans:
Average total investment	$27,565	$14,474	$—
Interest income recognized	390	1,695	—
Interest received	415	1,558	—

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators in accordance with accounting guidance.  As a result of this review a loan valuation allowance was established for $10.5 million and $10.2 million, which was recorded in net investment income for the years ended December 31, 2010 and 2009, respectively.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2010	2009	2008
Changes to previously established valuation allowances	$306	$10,160	$—
Balance, beginning of year	10,160	—	—
Balance, end of year	$10,466	$10,160	$—

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2010	2009	2008
Debt securities interest	$725,716	$660,090	$611,975
Equity securities dividends	1,525	5,226	7,014
Mortgage loan interest	109,466	106,952	115,661
Policy loan interest	42,428	43,109	41,570
Real estate income	4,986	4,254	3,377
Options	138,712	129,372	(197,184)
Other investment income	7,943	3,120	5,468
Gross investment income	1,030,776	952,123	587,881
Less: investment expenses	(15,224)	(12,607)	(12,115)
Less: valuation allowance on mortgage loans	(306)	(10,160)	—
Net investment income	$1,015,246	$929,356	$575,766

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

Net Realized Gains (Losses)

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2010	2009	2008
Debt securities	$38,377	$2,351	$(70,527)
Equity securities	928	(10,853)	(34,666)
Mortgage loans	(10,165)	(218)	—
Partnerships	(6,649)	(13,284)	448
Other invested assets	961	(2,124)	(1,249)
Total	$23,452	$(24,128)	$(105,994)

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products.  These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.  Call options purchased are included in derivatives on the consolidated balance sheet and are carried at fair value.  Call options written are included in the derivatives liability and carried at fair value.  Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties.  However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $178.4 million. The company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2010, there was no derivative counterparty exposure that exceeded $26 million net of collateral.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values.  The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500 or Russell 2000 indexes.  The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.  The Company did not elect hedge accounting for any of those transactions.

The embedded derivative value was $1,038.0 million and $864.1 million at December 31, 2010 and 2009 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500 and Russell 2000 index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure at the time the participation rates and caps are set by purchasing S&P 500 and Russell 2000 index based derivatives in an amount that approximates the obligation of the company to credit interest at the end of the year with adjustments for lapse assumptions. Since the options purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2010 and 2009.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero.  The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2010		2009
	Notional	Fair Market Value	Notional	Fair Market Value
Options purchased	$4,209,200	$519,746	$3,402,000	$697,128
Options written	4,151,981	(281,471)	3,111,500	(460,907)
Futures purchased	22,870	3,171	29,373	4,121
Credit Default Swaps	15,000	(1,005)	49,240	(1,636)
Net fair market value		$240,441		$238,706

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business.  For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions).  For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions).  On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions).  Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”).  In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM.  Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance.  This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM.  The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company.  All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

In 2009, the Company changed from the 1980CSO mortality table to the 2001CSO mortality table for a reinsured block of policies relating to risk premium.  The impact of the change was an increase in reserves of $4.1 million.

In 2008, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $13.1 million.  This increase in reserves resulted in $9.6 million in cash being transferred to the Company from UNUM in 2008.  The impact on the Company’s operations in 2008 was an increase in policy liabilities expense of $3.4 million.

Other income on the statements of operations includes income of $6.5 million, $9.1 million, and $6.9 million for 2010, 2009, and 2008, respectively, related to the Company’s disability income reinsurance.  Such income is primarily offset by expenses incurred by the Company related to this block of business.  Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2010 and 2009 are either fixed rate, or vary based solely on the Company’s net investment income earnings rate.  As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 — REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2010	2009	2008

Insurance premiums:
Direct	$365,160	$373,964	$388,867
Reinsurance assumed	766	856	829
Reinsurance ceded	(63,428)	(65,827)	(67,226)
Total insurance premiums	$302,498	$308,993	$322,470

Increase in policy liabilities:
Direct	$(9,868)	$(26,994)	$20,803
Reinsurance assumed	(1)	(2)	2
Reinsurance ceded	39,524	39,264	24,300
Total increase in policy liabilities	$29,655	$12,268	$45,105

Policy benefits:
Direct	$505,147	$528,023	$482,090
Reinsurance assumed	1,593	906	486
Reinsurance ceded	(89,788)	(101,711)	(76,508)
Total policy benefits	$416,952	$427,218	$406,068

Policyholders’ dividends:
Direct	$112,831	$123,761	$115,541
Reinsurance ceded	(1,307)	(1,479)	(1,743)
Total policyholders’ dividends	$111,524	$122,282	$113,798

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations.  The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2010 and 2009 was $62.4 billion and $60.6 billion, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

	2010	2009	2008
Balance, beginning of year	$1,055,829	$1,414,078	$969,875
Acquisition costs deferred during the year	230,423	265,083	236,105
Amortization during the year	(208,953)	(166,385)	(160,675)
Adjustment through other comprehensive income during the year	(219,854)	(456,947)	368,773
Balance, end of year	$857,445	$1,055,829	$1,414,078

Interest accrued on present value of future profits of insurance acquired (“PVFP”) was $2.0 million, $2.2 million, and $2.4 million for the years ended December 31, 2010, 2009, and 2008, respectively.  The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999.  The first block accrues interest at 5.93%; the second block accrues interest at 5.53%.  Amortization of PVFP was $3.8 million, $2.5 million, and $5.0 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2011	$5,400
2012	4,800
2013	4,300
2014	3,900
2015	3,400

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions.  During 2010, the IRS commenced examination of the Company’s 2008 consolidated federal income tax return.  The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2007.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2010		2009		2008
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$31,404		$49,490		$(20,033)
Deferred	16,446		(20,128)		12,193
Total income tax expense	$47,850		$29,362		$(7,840)

Expected income taxes	$59,595	35.0%	$35,572	35.0%	2,632	35.0%
Dividends received deduction	(1,689)	(1.0)	(2,431)	(2.4)	(3,067)	(40.8)
Affordable housing tax credit	(5,487)	(3.2)	(4,093)	(4.0)	(4,596)	(61.1)
Corporate owned life insurance	(2,542)	(1.5)	(2,903)	(2.9)	(1,478)	(19.7)
Other, net	(2,027)	(1.2)	3,217	3.2	(1,331)	(17.7)
Total income tax expense	$47,850		$29,362		$(7,840)
Effective federal income tax rate		28.1%		28.9%		(104.3)%

The Company paid $23.0 million, $17.6 million, and $8.5 million in federal income taxes during 2010, 2009, and 2008, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2010	2009

Balance, beginning of year	$15,010	$14,740
Additions/(reductions) based on tax positions related to current year	422	(1,697)
Additions/(reductions) based on tax positions related to prior years	655	2,294
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	(3,716)	(327)

Balance, end of year	$12,371	$15,010

Total unrecognized tax benefits were $12.4 million at December 31, 2010, including $0.5 million that would impact net income if recognized.  Due to expiration of the statute of limitations, it is possible that approximately $9.1 million of an uncertain tax benefit predominantly related to reserves could be recognized within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.  During the years ended December 31, 2010 and December 31, 2009, the Company has recognized approximately $0.2 million and $0.5 million in interest expense and penalties, respectively.   The Company had approximately $1.1 million and $1.3 million accrued for interest and penalties at December 31, 2010 and 2009, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2010	2009
Deferred income tax assets:
Policy liabilities	$288,843	$292,569
Pension and other employee benefits	66,805	68,447
Debt and equity securities	—	6,058
Other invested assets	9,967	16,595
Loss carryforwards	5,612	6,043
Other	2,481	—
Total deferred income tax assets	373,708	389,712

Deferred income tax liabilities:
Deferred policy acquisition costs	326,458	321,437
Debt and equity securities	942	—
Net unrealized gain on available-for-sale securities	120,655	28,599
Present value of future profits of insurance acquired	11,018	12,362
Property and equipment	8,905	9,037
Other	—	1,683
Total deferred income tax liabilities	467,978	373,118

Total net deferred income tax assets (liabilities)	$(94,270)	$16,594

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.  Therefore, no valuation allowance was recorded as of December 31, 2010 or 2009.

At December 31, 2010, the Company has federal operating loss carryforwards related to the non-life insurance companies of $6.1 and $9.9 million, which expire in 2029 and 2030, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees.  The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement.  Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest.  This pension plan is separately funded.  Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.  None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors.  These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to retired employees, agency staff, agents and general agents.  Spouses of participants generally qualify for the medical and dental plans.  Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.  Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments.  These postretirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows.  The costs of providing these benefits are recognized as they are earned by employees.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Change in benefit obligation:
Benefit obligation, beginning of year	$276,455	$267,363	$251,701	$36,895	$36,010	$33,205
Service cost for benefits earned during the period	5,493	5,464	5,991	902	929	1,254
Interest cost on benefit obligation	15,727	15,821	18,584	2,085	2,136	2,465
Plan participants’ contributions	—	—	—	445	406	352
Actuarial (gains) losses	10,512	5,438	10,111	(2,842)	501	2,280
Curtailment	—	—	—	—	—	—
Benefits paid	(16,809)	(17,631)	(19,024)	(3,518)	(3,087)	(3,546)
Benefit obligation, end of year	291,378	276,455	267,363	33,967	36,895	36,010
Change in plan assets:
Plan assets, beginning of year	144,136	112,727	148,450	—	—	—
Actual income on plan assets	19,842	24,311	(30,433)	—	—	—
Employer contributions	10,400	15,000	4,000	3,073	2,681	3,194
Plan participants’ contributions	—	—	—	445	406	352
Benefits paid	(8,388)	(7,902)	(9,290)	(3,518)	(3,087)	(3,546)
Plan assets, end of year	165,990	144,136	112,727	—	—	—
Funded Status	$(125,388)	$(132,319)	$(154,636)	$(33,967)	$(36,895)	$(36,010)

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Amounts recognized in the consolidated balance sheet:
Pension and other post-retirement benefit obligations liability	$63,462	$66,964	$72,233	$35,823	$35,484	$34,804
Accumulated other comprehensive income	61,926	65,355	82,403	(1,856)	1,411	1,206
Net amount recognized	125,388	132,319	154,636	33,967	36,895	36,010

Pension and other post-retirement benefit obligations liability	$(125,388)	$(132,319)	$(154,636)	$(33,967)	$(36,895)	$(36,010)

Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$62,098	$65,348	$82,283	$(608)	$2,844	$2,824
Net prior service costs (benefits)	(172)	7	120	(1,248)	(1,433)	(1,618)
	$61,926	$65,355	$82,403	$(1,856)	$1,411	$1,206

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2010	2009	2008
Total Accumulated Benefit Obligation	$280,293	$264,999	$254,171
Plans with ABO in excess of plan assets:
ABO	280,293	264,999	254,171
Fair value of plan assets (1)	165,818	143,884	112,737
Plans with PBO in excess of plan assets:
PBO	291,378	276,455	267,363
Fair value of plan assets (1)	165,818	143,884	112,737

(1) The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Service cost for benefits earned during the period	$5,493	$5,464	$4,793	$902	$929	$1,003
Interest cost on benefit obligation	15,727	15,821	14,867	2,085	2,136	1,972
Expected (income) on plan assets	(10,840)	(8,751)	(11,245)	—	—	—
Net amortization of actuarial losses (gains)	4,760	6,814	927	610	481	(43)
Amortization of prior service costs (benefits) and plan amendments	179	113	113	(185)	(185)	(185)
Net periodic benefit cost (included in operating expenses)	$15,319	$19,461	$9,455	$3,412	$3,361	$2,747

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Net loss (gain)	$1,509	$(10,121)	$54,600	$(2,842)	$501	$2,280
Amortization of (gain)/loss	(4,760)	(6,814)	(1,158)	(610)	(481)	53
Amortization of prior service cost	(179)	(113)	(141)	185	185	231
Total recognized in net periodic benefit cost and other comprehensive income	$(3,430)	$(17,048)	$53,301	$(3,267)	$205	$2,564

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $4.3 million and $0.1 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.50%	5.75%	6.00%	5.50%	5.75%	6.00%
Rate of increase in future compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008
Discount rate	5.75%	6.00%	6.00%	5.75%	6.00%	6.00%
Rate of increase in future compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%
Expected long term return on plan assets	7.50%	7.50%	7.75%

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $33.5 million and $31.6 million as of December 31, 2010 and 2009, respectively.

Assumed health care cost trend rates (HCCTR) at December 31, 2010:

Health care cost trend rate assumed for next year	6.0%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2012

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.5 million and increase the 2010 service cost component of net periodic postretirement benefit cost by about $0.1 million.  Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $1.0 million and the 2010 service cost component of net periodic postretirement benefit cost by about $0.1 million.  The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2010	December 31, 2009
Bonds	37%	36%
Common stocks	63	61
Group annuity contract and other	0	3
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors.  The primary objective is to maximize long-term total return within the investment policy and guidelines.  The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75%  equities,  and 25%-50% bonds and other fixed income instruments when measured at fair value.  Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio.  Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected future long-term rate of return of 7.0% is based upon an expected return on stock investments of 8%-9%, and a weighted expected return of 4%-5% on fixed income investments.  These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2010	2009
Common stocks — unaffiliated	Consumer Discretionary	$10,137	$6,928
	Consumer Staples	6,326	6,122
	Energy	10,026	7,990
	Financials	9,903	7,263
	Health Care	9,620	10,852
	Industrials	14,703	10,482
	Information Technology	17,432	14,485
	Materials	7,167	6,253
	Telecommunication Services	1,248	1,071
	Utilities	568	595
	Equity Funds (1)	17,592	15,652
	Total common stocks	104,722	87,693
Long term bonds	Media	—	260
	US Government	60,177	45,643
	Total long term bonds	60,177	45,903
Short term investments	Money Market Funds - Banking	—	5,650
	US Government	—	934
	Total short term investments	—	6,584
Cash		311	2,748
General investment account		608	956
	Total investments (2)	$165,818	$143,884

(1)          Consists of investments advised by the Company’s subsidiary SAMI.

(2)          The difference to total plan assets shown of $165,990 for 2010 and $144,136 for 2009 shown at the beginning of this footnote are accruals for income and liabilities.

The assets of the Company’s funded pension plan are held in the Company’s separate account and are included on the hierarchy in Note 4.

The valuation techniques used for the plan assets are:

Government obligations - U.S. government obligations consists primarily of FNMA and GNMA mortgage-backed securities and U.S treasuries.  The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.  The fair value of U.S. treasuries are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues.  U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporate bonds - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies.  Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

General investment account - This category consists of an investment in a National Life annuity contract.  The contract is carried at amortized cost, which approximates fair value.  These assets are categorized in Level 2 of the hierarchy.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The valuation of plan assets for 2010 and 2009 are as follows:

2010 Fair Value

Assets (in 000s)	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
U.S. government obligations	$1,765	$—	$—	$—	$1,765
Common stock	104,722	—	—	—	104,722
Corporate bonds	—	—	—	—	—
Mortgage-backed securities	—	58,412	—	—	58,412
Cash	311	—	—	—	311
Short term investments	—	—	—	—	—
General account	—	608	—	—	608
Accrued income	—	—	—	237	237
Total Assets	$106,798	$59,020	$—	$237	$166,055
Liabilities (in 000s)
Total liabilities	—	—	—	65	65
Total Plan Assets	$106,798	$59,020	$—	$172	$165,990

2009 Fair Value

Assets (in 000s)	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
U.S. government obligations	$14,818	$—	$—	$—	$14,818
Common stock	87,693	—	—	—	87,693
Corporate bonds	—	260	—	—	260
Mortgage-backed securities	—	30,825	—	—	30,824
Cash	2,748	—	—	—	2,748
Short term investments	5,650	934	—	—	6,584
General account	—	956	—	—	956
Accrued income	—	—	—	292	292
Total Assets	$110,909	$32,975	$—	$292	$144,176
Liabilities (in 000s)
Total liabilities	—	—	—	40	40
Total Plan Assets	$110,909	$32,975	$—	$252	$144,136

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2010, and in aggregate for the five years thereafter is as follows (in thousands):

Year	Projected Pension Benefit Payments	Projected Other Benefit Payments	Projected Medicare Part D Reimbursements
2011	$19,551	$2,207	$84
2012	19,475	2,249	89
2013	19,864	2,321	94
2014	20,519	2,376	99
2015	21,694	2,473	104
2016-2020	112,323	12,865	582

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 — BENEFIT PLANS (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan.  However, the Company may elect to make larger contributions subject to maximum contribution limitations.  The Company’s expected contribution for 2011 into its separately funded defined benefit pension plan is approximately $10 million.

The Company provides employee thrift and 401(k) plans for its employees.  For employees hired prior to July 1, 2001, up to 3% of an employee’s salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines.  Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation.  Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines.  Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of SAMI).  Total annual contributions cannot exceed certain limits which vary based on total agent compensation.  No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents.  These plans are not separately funded.  Costs associated with these plans are included in operating expenses.  Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.6 million and $7.7 million at December 31, 2010 and December 31, 2009, respectively.  Total other intangible assets were $45.7 million at December 31, 2010 and 2009.

In 2010 and 2009, there were no impairments recorded. The goodwill and intangible asset balances were reduced by $0.1 million and $0.6 million, respectively, as the purchase price for several of the acquisitions were estimated based on certain assumptions about asset performance.  The actual asset performance resulted in a decrease of the purchase price.

Rollforward of Goodwill and Intangibles Balances
(amounts in thousands)

Goodwill balance — 2008	$8,323
Purchase price adjustments	(592)
Goodwill balance — 2009	7,731
Purchase price adjustments	(82)
Goodwill balance — 2010	$7,649

Intangible balance — 2008	$47,852
Purchase price adjustments	(2,172)
Intangible balance — 2009	45,680
Adjustments	—
Intangible balance — 2010	$45,680

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2010	2009
7.5% Senior Notes:	$199,237	$199,205

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

$75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

Note Payable:	20,619	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$487,870	$487,838

In 2009, the Company’s subsidiary National Life repurchased $7.0 million of the 6.5% senior note issued by NLVF with a gain of $3.1 million which is included in net investment income.  The purchase reduced the NLVF outstanding balance to $68.0 million.

Interest paid on the 7.5% senior notes was $15.0 million in 2010, 2009, and 2008.  Interest paid on the 6.5% senior notes was $4.9 million in 2010, 2009 and 2008.  Interest paid on the $20.6 million note payable was $1.0 million, $1.0 million, and $1.6 million in 2010, 2009, and 2008, respectively.

On September 18, 2009, National Life issued surplus notes with a principal balance of $200 million, bearing interest at 10.50% and a maturity date of September 15, 2039.  The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company.  The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year.   Interest recognized on the debenture at December 31, 2010 and 2009 was $21.0 million and $5.7 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 11 — DEBT (continued)

The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes and any other similarly subordinated obligations.  Each payment of interest on or principal of the notes, and any redemption payment, may be made only with the prior approval of the Vermont Commissioner, which approval will only be granted if, in the judgment of the Vermont Commissioner, the financial condition warrants the making of such payments.  The notes shall not be entitled to any sinking fund.

The company capitalized debt costs of $2.6 million in 2009 related to the 10.5% surplus note issuance.

The Company has a $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 125 basis points.  The outstanding balance on the line of credit was $0 as of December 31, 2010 and 2009. The Company’s subsidiary, National Life, also has a $25 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 150 basis points.  The outstanding balance on the line of credit was $0 as of December 31, 2010.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).  This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $2.0 billion. The outstanding balance on this borrowing facility was $0 at both December 31, 2010 and 2009.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the nature of the Company’s business subjects it to claims, litigation, arbitration proceedings and governmental examinations. In recent years, life insurance companies, securities broker-dealers and other vendors of financial products have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices and suitability claims from brokerage clients. While the Company cannot predict the outcome of any pending or future litigation or examination, it does not believe that any pending matter, individually or in the aggregate, will have a material adverse effect on its business or financial condition or results of operations.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas.  The Company extended its agreement with Perot through October 31, 2014.  The following is a schedule of future minimum lease payments as of December 31, 2010 (in thousands).

Year	Operating Leases
2011	$5,496
2012	5,399
2013	4,854
2014	3,762
Total minimum lease payments	$19,511

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts.  The contract became effective on February 1, 2004 and expires January 31, 2014.  The Company’s remaining obligation under the contract as of December 31, 2010 (in thousands):

Year	Contract Obligation
2011	$16,337
2012	16,991
2013	17,670
2014	1,531
Total minimum lease payments	$52,529

Unfunded Commitments — The Company had unfunded mortgage loan, partnerships, and private placement commitments of $45.5 million, $67.6 million, and $5.0 million, respectively, at December 31, 2010.  At December 31, 2009, the Company had $73.7 million in unfunded partnership commitments. Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999.  The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure.  The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities.  The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies.  The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce.  Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes.  Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.  The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities.  Based on current projections, Closed Block assets are sufficient to meet all future obligations.  The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company.  Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected.  If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.  A policyholder dividend obligation for distribution of accumulated excess earnings of $9.5 million and $17.5 million was required at December 31, 2010 and 2009, respectively.  Similarly, unrealized (losses) gains on Closed Block investments may increase (decrease) a policyholder dividend obligation liability.  Unrealized gains in the Closed Block generated a policyholder dividend obligation of $164.4 million and $71.3 million at December 31, 2010 and 2009, respectively.  These gains (losses) and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income.  The total policyholder dividend obligation included in policyholders’ dividends liability at December 31, 2010 and 2009 was $173.9 million and $88.8 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2010 and 2009, and for the three years ended December 31, 2010, 2009 and 2008 is as follows (in thousands):

	2010	2009
Liabilities:
Policy liabilities and accruals	$3,793,507	$3,740,406
Securities lending payable	—	15,428
Other liabilities	371	315
Total liabilities	$3,793,878	$3,756,149

Assets:
Cash	$1,014	$8,809
Short term investments	15,400	15,400
Securities lending invested collateral	—	5,231
Available-for-sale debt and equity securities	2,612,603	2,496,857
Available-for-sale debt securities on loan	—	15,113
Other invested assets	188	674
Mortgage loans	283,277	301,247
Policy loans	473,956	482,785
Accrued investment income	40,836	41,613
Premiums and fees receivable	7,752	11,109
Other assets	87,181	92,752
Total assets	$3,522,207	$3,471,590

Excess of reported liabilities over assets	$271,671	$284,559
Closed block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$271,671	$284,559

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2010	2009	2008
Revenues:
Premiums and other income	$195,106	$200,595	$207,414
Net investment income	191,052	192,896	207,700
Net investment gain (loss)	8,205	8,569	(8,057)

Total revenues	$394,363	$402,060	$407,057

Benefits and Expenses:
Decrease in policy liabilities	(28,195)	(46,603)	(22,622)
Policy benefits	279,762	290,586	275,572
Policyholders’ dividends	105,072	117,244	110,706
Interest credited to policyholder account liabilities	9,177	10,051	10,176
Operating expenses	6,979	6,931	8,423
Commission expenses	1,733	1,803	1,927

Total benefits and expenses	$374,528	$380,012	$384,182

Pre-tax results of operations	19,835	22,048	22,875

Income taxes	6,947	7,718	8,842

Closed block results of operations	$12,888	$14,330	$14,033
Other comprehensive income:
Unrealized loss	—	38,563	(38,563)
Total closed block comprehensive income	$12,888	$52,893	$(24,530)

Amortized cost of bonds held by the Closed Block at December 31, 2010 and 2009 were $2,448.2 million and $2,430.7 million, respectively.

Participating insurance in force within the Closed Block was $8.8 billion and $9.3 billion at December 31, 2010 and 2009, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile.  Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority.

Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the “Commissioner”).  Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. In 2010, a dividend of $25 million was paid by National Life to NLVF.  This transaction was eliminated in consolidation.  There were no dividends paid or declared in 2009 by National Life, NLVF, or NLHC.  Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance Company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

National Life’s statutory surplus was $1,136.2 million and $1,134.2 million at December 31, 2010 and 2009, respectively.  Statutory net income (loss) was $20.9 million and $(11.4) million in 2010 and 2009, respectively.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 45.0% and 47.4% of the face value of total insurance inforce at December 31, 2010 and 2009, respectively.  The premiums on participating life insurance policies were 37.0%, 41.6%, and 43.3% of total individual life insurance premiums in 2010, 2009, and 2008, respectively.

Part C:  OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company (“Depositor”) authorizing establishment of National Variable Life Insurance Account (“Registrant”) (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (7)
(c)(2)	Form of Selling Agreement (7)
(d)(1)	Form of Specimen Investor Select Policy Form- Unisex Policy (13)
(d)(2)	Form of Specimen Investor Select Policy Form-sex distinct (13)
(d)(3)	Waiver of Monthly Deductions Rider (1)
(d)(4)	Accidental Death Benefit Rider (1)
(d)(5)	Guaranteed Insurability Option Rider (1)
(d)(6)	Form of Accelerated Care Rider (11)
(d)(7)	Form of Chronic Care Protection Rider (11)
(d)(8)	Form of Accelerated Benefit Rider Terminal Illness (11)
(d)(9)	Form of Accelerated Benefit Rider Covered Chronic Illness (11)
(d)(10)	Overloan Protection Rider (8)
(d)(11)	Form of Balance Sheet Benefit Rider (11)
(d)(12)	Form of Children’s Term Rider (11)
(d)(13)	Form of Other Insured Rider (sex distinct) (11)
(d)(14)	Form of Other Insured Rider (unisex) (11)
(d)(15)	Form of Qualified Plan Exchange Privilege Rider (11)
(d)(16)	Form of Waiver of Specified Premium Rider (sex distinct) (11)
(d)(17)	Form of Waiver of Specified Premium Rider (unisex) (11)
(e) (1)	Form of Investor Select Application Form- Unisex Policy (11)
(e) (2)	Form of Investor Select Application Form- Sex Distinct Policy (11)
(f)(1)	National Life Insurance Company’s Charter documents (7)
(f)(2)	National Life Insurance Company’s By-laws (7)
(g)	Reinsurance agreements- None applicable
(h)(1)

Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)

(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company dated November 18, 1998 (10)

(h)(2)	Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (3) (a) Form of Amendment to Shareholder Services Agreement (4)
(h)(3)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)

(a)  Form of Amendment to Participation Agreement (4)

(b)  Amendment to Participation Agreement dated June 23, 2008 (12)

(h)(4)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (6)
(h)(5)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (4)
(h)(6)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (4)

(a)  Amendment to Participation Agreement dated June 5, 2007 (12)

(b)  Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)

(c)  Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc

(h)(7)

Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company effective May 1, 2004 (4)

(a)  Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/5/08 (12)

(h)(8)

Form of Participation Agreement — National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (4) (a)  Supplemental Agreement to the Participation Agreement entered into March 12, 2007

(h)(9)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and AllianceBernstein L.P and AllianceBernstein Investments, Inc. dated as of September 2, 2008 (12)
(h)(10)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008. (12)
(h)(11)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008. (12)
(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (10)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (10)
(i)(3)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (10)
(i)(4)

Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Company and American Century Investment Management

(a)  Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011

(i)(5)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (10)
(i)(6)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (10) (a) Amendment to the Administrative Services Agreement (12)
(i)(7)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (10)
(i)(8)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (10)

(a)  Amendment to Service Agreement dated May 23, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (13)

(i)(9)	Service Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (12)
(i)(10)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment Management Americas Inc. (14)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (9)
(j)(2)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (9)
(j)(3)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (9)
(j)(4)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (9)
(j)(5)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (9)
(j)(6)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (9)
(j)(7)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (12)
(j)(8)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 17, 2007 (14)
(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (13)

(r)	Powers of Attorney (15)
(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (13)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (13)

(1)

Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004.
(5)

Incorporated hereby by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998.

(6)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2006.
(8)

Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28, 2006.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2007.
(10)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed June 25, 2007.

(11)	Incorporated herein by reference to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed June 9, 2008.
(12)

Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed December 1, 2008.

(13)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008.

(14)

Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.

(15)

Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.

(16)

Incorporated herein by reference to the Post-Effective Amendment No. 25 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed April 30, 2010.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
49 Sawyer Road
Wellesley Hills, MA 02481

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

Wade H. Mayo	Executive Vice President
Christian W. Thwaites	Executive Vice President
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Ruth B. Smith	Senior Vice President — Protection
Allen N. Hansen	Senior Vice President
Richard Pedersen	Senior Vice President — Chief Information Officer
Robert E. Cotton	Senior Vice President & CFO
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Robert S. Burke	Assistant General Counsel
Ann T. Dehner	Vice President - Marketing Operations
Matthew L. DeSantos	Vice President — Marketing & Business Development
Alfred J. Foice, Jr.	Vice President - Audit
Christopher L Graff	Vice President - Communications
Joyce B. LaRosa	Vice President — Finance, Life and Annuity
Bennett E. Law	Vice President - Policy Forms and General Services
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President — Product Development
Donald P. Messier	Vice President & Treasurer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President - LEA Distribution
Craig A. Smith	Vice President & Chief Actuary
Peter M. Weinbaum	Vice President — Marketing Development
David B. Soccodato	Vice President — Corporate Tax
William D. Whitsell	Vice President- Business Acquisition Leader
Carolyn P. Kittredge	Assistant Tax Officer
Donna M. Morgan	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer

Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT  05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of  Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 30.   Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Lance A. Reihl	President & Chief Executive Officer
Heather L. Lyon	Senior Vice President — ESI Operations
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Donald Messier	Vice President — Finance
Ian A. McKenny	Counsel
Robert E. Cotton	Treasurer
James K. McQueston	Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont  05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commissions*	Other Compensation
Equity Services, Inc.	$204,310	-0-	$204,310	-0-

*  The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31.  Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services to be rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 29th day of April, 2011.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ James K. McQueston	By:	/s/ Mehran Assadi
	James K. McQueston		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ James K. McQueston	By:	/s/ Mehran Assadi
	James K. McQueston		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.3 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	April 29, 2011
/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	April 29, 2011
/s/ David B. Soccodato	Vice President, Corporate Tax
David B. Soccodato	(Interim Comptroller)	April 29, 2011
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Director	April 29, 2011
Bruce Lisman*	Director	April 29, 2011
E. Miles Prentice, III*	Director	April 29, 2011
David R. Coates*	Director	April 29, 2011
V. Louise McCarren*	Director	April 29, 2011
Deborah Ellinger*	Director	April 29, 2011
Roger B. Porter*	Director	April 29, 2011
Harris Simmons*	Director	April 29, 2011

* Mehran Assadi signs this document pursuant to the power of attorney filed with post effective amendment No. 2 to the form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535).

/s/ Mehran Assadi
Mehran Assadi

Exhibit Index

(h)(6)

(c)  Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc

(i)(4)	Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011
(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)(1)	Calculation
(m)(2)	Calculation NY
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP